UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio

BlackRock Energy & Resources Portfolio

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock U.S. Opportunities Portfolio

BlackRock World Gold Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 03/31/2011

Item 1	–	Report to Stockholders

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock FundsSM

▶	BlackRock All-Cap Energy & Resources Portfolio
▶	BlackRock Energy & Resources Portfolio
▶	BlackRock World Gold Fund

Not FDIC Insured ¡  No Bank Guarantee ¡  May Lose Value

2	BLACKROCK FUNDS	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund delivered positive, double-digit returns for the six-month period. The Fund underperformed its custom benchmark, which is a blend of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index, and outperformed the broad-market S&P 500 Index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?

•

Overall, the Fund benefited from favorable market conditions for natural resources-related stocks during the period. Rising commodity prices drove strong performance in most natural resource segments. Energy stocks performed particularly well as oil prices climbed over $100 per barrel and, thus, portfolio concentration in oil and coal producers was the key driver of the Fund’s positive performance. Exposure to silver producers also benefited performance as silver prices increased significantly during the period.

•

A large allocation to gold producers caused the Fund to underperform its custom blended benchmark for the period. After an extended period of considerable strength over the first three quarters of 2010, gold producers lagged the broader sector in the fourth quarter of 2010 and the first quarter of 2011, creating a drag on Fund returns for the period. Also detracting from relative performance was a slightly elevated cash position toward the end of the period. After a six-month period of significant outperformance for natural resources, in mid-January, the Fund began accumulating cash in preparation for a market consolidation. As a consolidation did not occur prior to the end of the reporting period, the cash balance hindered returns in a rising market environment.

Describe recent portfolio activity.

•

The Fund’s overall positioning did not change significantly during the six-month period. However, the Fund opportunistically added to holdings of select natural gas-related stocks, which had lagged other natural resource segments. As discussed above, the Fund accumulated a cash balance in the later part of the period.

Describe Fund positioning at period end.

•

As of period end, we continue to favor upstream producers of coal, oil and precious metals and, more recently, natural gas producers. The Fund remains modestly underweight relative to its custom blended benchmark in drilling companies and related services, and it is significantly underweight in integrated majors, refiners and downstream-oriented companies. The Fund’s cash position remains slightly elevated as we continue to expect a period of consolidation and would seek to invest cash during price weakness.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Massey Energy Co.	5%
Whiting Petroleum Corp.	5
Silver Wheaton Corp.	4
Core Laboratories NV	4
Peabody Energy Corp.	4
CONSOL Energy, Inc.	3
Apache Corp.	3
EOG Resources, Inc.	3
Schlumberger Ltd.	3
Occidental Petroleum Corp.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	73%
Energy Equipment & Services	16
Metals & Mining	10
Chemicals	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies, Inc.

[4]

The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]

The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[6]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[7]
		1 Year		5 Years		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	34.52%	35.50%	N/A	9.85%	N/A	15.09%	N/A
Service	34.30	34.90	N/A	9.43	N/A	14.63	N/A
Investor A	34.23	34.93	27.88%	9.43	8.26%	14.62	13.63%
Investor B	33.69	33.90	29.40	8.61	8.33	13.78	13.78
Investor C	33.74	33.95	32.95	8.62	8.62	13.81	13.81
S&P 500 Index	17.31	15.65	N/A	2.62	N/A	3.62	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	38.24	38.92	N/A	9.33	N/A	14.18	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 16, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,345.20	$5.38	$1,000.00	$1,020.34	$4.63	0.92%
Service	$1,000.00	$1,343.00	$7.42	$1,000.00	$1,018.60	$6.39	1.27%
Investor A	$1,000.00	$1,342.30	$7.59	$1,000.00	$1,018.45	$6.54	1.30%
Investor B	$1,000.00	$1,336.90	$12.18	$1,000.00	$1,014.51	$10.50	2.09%
Investor C	$1,000.00	$1,337.40	$11.83	$1,000.00	$1,014.81	$10.20	2.03%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[10]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	March 31, 2011	5

Fund Summary as of March 31, 2011	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund outperformed its customized benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index, and the broad-market S&P 500 Index for the six-month period. The following discussion of relative performance pertains to the Fund’s customized benchmark.

What factors influenced performance?

•

Overall, the Fund benefited from favorable market conditions for natural resources-related stocks during the period. Rising commodity prices drove strong performance in most natural resource segments. Energy stocks performed particularly well as oil prices climbed over $100 per barrel. As more than half of the Fund’s assets were invested in oil and gas exploration and production stocks, strong gains within the segment drove the Fund’s positive performance. Additionally, holdings of coal producers, including Massey Energy Co., CONSOL Energy, Inc. and Peabody Energy Corp., delivered strong gains on rising internal coal prices.

•

Exposure to gold producers detracted from performance during the period. After an extended period of considerable strength over the first three quarters of 2010, gold producers lagged the broader sector in the fourth quarter of 2010 and the first quarter of 2011, creating a drag on the Fund’s returns for the period. A position in iron-ore producer Vale SA-ADR also had a negative impact.

Describe recent portfolio activity.

•

The Fund’s overall positioning did not change significantly during the six-month period. However, the Fund opportunistically added to holdings of select natural gas-related stocks, which had lagged other natural resource segments.

Describe Fund positioning at period end.

•

As of period end, we favor upstream producers of coal, oil and natural gas, while we are avoiding refiners and downstream-oriented companies. The Fund remains underweight relative to its custom benchmark in drilling companies and related services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Massey Energy Co.	7%
CONSOL Energy, Inc.	5
Alpha Natural Resources, Inc.	4
Peabody Energy Corp.	4
Petrohawk Energy Corp.	3
Halliburton Co.	3
Plains Exploration & Production Co.	3
Weatherford International Ltd.	3
Schlumberger Ltd.	3
Arch Coal, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	75%
Energy Equipment & Services	15
Metals & Mining	8
Construction & Engineering	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies, Inc.

[4]

The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	46.84%	38.52%	N/A	8.33%	N/A	20.38%	N/A
Investor A	46.57	37.96	30.73%	7.98	6.83%	19.96	19.32%
Investor B	45.99	36.94	32.44	7.17	7.02	19.29	19.29
Investor C	46.04	36.97	35.97	7.21	7.21	19.14	19.14
S&P 500 Index	17.31	15.65	N/A	2.62	N/A	3.29	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	45.53	53.89	N/A	11.77	N/A	17.26	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,468.40	$5.60	$1,000.00	$1,020.39	$4.58	0.91%
Investor A	$1,000.00	$1,465.70	$7.81	$1,000.00	$1,018.60	$6.39	1.27%
Investor B	$1,000.00	$1,459.90	$12.63	$1,000.00	$1,014.66	$10.35	2.06%
Investor C	$1,000.00	$1,460.40	$12.33	$1,000.00	$1,014.91	$10.10	2.01%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	7

Fund Summary as of March 31, 2011	BlackRock World Gold Fund

Investment Objective

BlackRock World Gold Fund’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed its benchmark, the FTSE Gold Mines Index, for the six-month period.

What factors influenced performance?

•

The Fund’s silver holdings made a strong contribution in outperforming the benchmark, as the metal’s strong run continued due to further safe-haven buying and retail investor perceptions of silver being a cheaper alternative to gold. In particular, Fresnillo Plc, Industrias Penoles SAB de CV and Hochschild Mining Plc were all notable contributors to performance. The Fund’s underweight exposure to Newmont Mining Corp. also aided returns. A number of positions in the Fund’s smaller-cap producer and explorer names enjoyed significant share price increases during the period as well.

•

In contrast, the Fund’s underweight positions in Barrick Gold Corp. and Goldcorp, Inc. detracted from performance, as these gold names benefited from generalist investor flows into the space during the six-month period. The Fund retains its underweight exposure to the major gold companies as we believe they will struggle to deliver production growth versus their mid-tier competitors. The Fund’s position in Primero Mining Corp. was a source of underperformance, with share prices decreasing due to a worker strike.

Describe recent portfolio activity.

•

During the period, we initiated a position in Mexican silver producer Industrias Penoles SAB de CV due to our high conviction in the company and desire to increase the Fund’s silver exposure. The decision proved successful as silver rallied hard during the six-month period and Industrias Penoles SAB de CV’s share price was able to reflect the strength of the underlying metal. The Fund also took part in an equity raising by West African gold developer Keegan Resources, Inc. and a fundraising for Banro Corp. In general, the Fund continued to allocate to its high conviction mid-tier gold producers. We trimmed our platinum weighting due to a weakened outlook for platinum demand in the short- term due to the likely negative impact the earthquake in Japan will have on the country’s platinum consumption, which represents approximately 15% of the world’s platinum demand.

Describe Fund positioning at period end.

•

As of period end, the tragic events in Japan, as well as civil unrest in the Middle East and North Africa, have continued to highlight gold’s attractive qualities as a safe-haven asset class during times of political and economic turbulence. As these events remain unresolved, it seems likely that gold will continue to benefit. High levels of inflation in Asia and Europe coupled with concerns regarding ongoing issues in the Middle East and North Africa are sustaining a supportive macroeconomic back-drop for gold. As near-term interest rate increases appear likely for Eurozone countries, some investors may be concerned that gold is about to lose its shine although with high inflation, real interest rates look set to remain negative for the foreseeable future. The price environment continues to benefit the companies in which we are investing. At the end of the first quarter of 2011, the Fund was 85% exposed to gold companies, 8.5% exposed to silver companies and 2.8% exposed to platinum names, with the remaining exposure to other precious metals and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Newcrest Mining Ltd.	10%
Goldcorp, Inc.	10
Kinross Gold Corp.	7
Fresnillo Plc	5
Barrick Gold Corp.	5
Newmont Mining Corp.	5
Eldorado Gold Corp.	4
Cia de Minas Buenaventura SA – ADR	4
IAMGOLD Corp.	4
Agnico-Eagle Mines Ltd.	3

Geographic Allocation	Percent of Long-Term Investments
Canada	51%
Australia	16
Mexico	8
South Africa	8
United States	6
Peru	5
Jersey	4
United Kingdom	2

8	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock World Gold Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies.
[3]	An index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.
[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	5.50%	27.34%	N/A
Investor A	5.45	27.07	20.44%
Investor C	5.06	26.28	25.28
FTSE Gold Mines Index	3.36	18.82	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 26, 2010.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,055.00	$6.35	$1,000.00	$1,018.75	$6.24	1.24%
Investor A	$1,000.00	$1,054.50	$7.63	$1,000.00	$1,017.50	$7.49	1.49%
Investor C	$1,000.00	$1,050.60	$11.61	$1,000.00	$1,013.61	$11.40	2.27%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the BlackRock Energy & Resources Portfolio on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS	MARCH 31, 2011

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	11

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals – 1.0%
Potash Corp. of Saskatchewan, Inc.	208,800	$12,304,584

Energy Equipment & Services – 14.3%
Basic Energy Services, Inc. (a)	191,400	4,882,614
Calfrac Well Services Ltd.	56,100	1,808,278
Core Laboratories NV	378,900	38,712,213
Halliburton Co.	537,200	26,774,048
Key Energy Services, Inc. (a)	770,900	11,987,495
Noble Corp.	240,410	10,967,504
Patterson-UTI Energy, Inc.	248,633	7,307,324
Schlumberger Ltd.	368,141	34,332,830
Seadrill Ltd.	338,300	12,230,926
Technip SA	84,900	9,051,827
Trican Well Service Ltd.	457,300	10,325,216

		168,380,275

Metals & Mining – 8.8%
Agnico-Eagle Mines Ltd.	261,090	17,323,321
Eldorado Gold Corp.	726,620	11,849,265
Goldcorp, Inc.	550,852	27,432,430
Silver Wheaton Corp.	1,073,224	46,534,993

		103,140,009

Oil, Gas & Consumable Fuels – 66.1%
Alpha Natural Resources, Inc. (a)	333,900	19,823,643
Angle Energy, Inc. (a)	336,300	3,278,014
Apache Corp.	268,430	35,142,856
Arch Coal, Inc.	248,700	8,963,148
Bill Barrett Corp. (a)	212,800	8,492,848
Cenovus Energy, Inc.	386,660	15,226,671
ConocoPhillips	67,900	5,422,494
CONSOL Energy, Inc.	671,730	36,024,880
Continental Resources, Inc. (a)(b)	164,200	11,735,374
Crescent Point Energy Corp.	471,870	22,899,931
Denbury Resources, Inc. (a)	1,086,490	26,510,356
Energy XXI Bermuda Ltd. (a)	434,500	14,816,450
EOG Resources, Inc.	290,170	34,388,047
EQT Corp.	403,010	20,110,199
Exxon Mobil Corp.	318,500	26,795,405
Forest Oil Corp. (a)	406,890	15,392,649
Galleon Energy, Inc., Class A (a)	820,494	3,393,688
Gasco Energy, Inc. (a)	1,596,500	750,355
Hess Corp.	161,970	13,801,464
Hugoton Royalty Trust	1	24
Massey Energy Co.	795,239	54,362,538
Newfield Exploration Co. (a)	312,200	23,730,322
Noble Energy, Inc.	221,200	21,378,980
Occidental Petroleum Corp.	327,650	34,236,148
OGX Petroleo e Gas Participacoes SA (a)	1,782,900	21,370,994
Patriot Coal Corp. (a)	470,216	12,145,679
Peabody Energy Corp.	521,290	37,512,028
Penn West Petroleum Ltd.	1,083,600	30,015,720
PetroBakken Energy Ltd., Class A	113,742	2,154,000
PetroChina Co. Ltd. – ADR	39,690	6,042,803
Petrohawk Energy Corp. (a)	571,400	14,022,156
Plains Exploration & Production Co. (a)	518,810	18,796,486
Premier Oil Plc (a)	311,937	9,953,342
QEP Resources, Inc.	346,330	14,040,218
Range Resources Corp.	267,500	15,638,050
Southwestern Energy Co. (a)	373,400	16,044,998
StatoilHydro ASA	448,422	12,419,449
StatoilHydro ASA – ADR	189,240	5,230,594
Suncor Energy, Inc.	436,980	19,594,183
Talisman Energy, Inc.	922,100	22,775,870
Ultra Petroleum Corp. (a)(b)	183,100	9,017,675
Whiting Petroleum Corp. (a)	705,760	51,838,072

		775,288,801

Total Long-Term Investments (Cost — $661,162,515) – 90.2%		1,059,113,669

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	117,780,134	117,780,134

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.43% (c)(d)(e)	$19,131	19,131,000

Total Short-Term Securities (Cost — $136,911,134) – 11.7%		136,911,134

Total Investments (Cost — $798,073,649*) – 101.9%		1,196,024,803
Liabilities in Excess of Other Assets – (1.9)%		(22,341,294)

Net Assets – 100.0%		$1,173,683,509

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$808,331,515

Gross unrealized appreciation	$405,067,215
Gross unrealized depreciation	(17,373,927)

Net unrealized appreciation	$387,693,288

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	CAD	Canadian Dollar
	GBP	British Pound
	GDR	Global Depositary Receipts
	USD	US Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,451,702	104,328,432	117,780,134	$329	$44,142
BlackRock Liquidity Series, LLC Money Market Series	$34,404,650	$(15,273,650)	$19,131,000	–	$18,988

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$12,304,584	–	–	$12,304,584
Energy Equipment & Services	147,097,521	$21,282,754	–	168,380,275
Metals & Mining	103,140,009	–	–	103,140,009
Oil, Gas & Consumable Fuels	752,916,010	22,372,791	–	775,288,801
Short-Term Securities	117,780,134	19,131,000	–	136,911,134

Total	$1,133,238,258	$62,786,545	–	$1,196,024,803

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	13

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets – 0.1%
Treasure Island Royalty Trust (a)	643,822	$1,081,621

Commercial Services & Supplies – 0.4%
Alexco Resource Corp. (a)	967,683	8,514,960
Republic Resources, Inc. (a)	28,750	–

		8,514,960

Construction & Engineering – 1.5%
Fluor Corp.	400,000	29,464,000

Diversified Financial Services – 0.0%
Sprott Resource Lending Corp. (a)	61,000	111,996

Electrical Equipment – 0.0%
ITM Power Plc (a)	525,200	499,199

Electronic Equipment, Instruments & Components – 0.0%
Opsens, Inc. (a)	2,175,000	560,856

Energy Equipment & Services – 14.8%
Baker Hughes, Inc.	135,200	9,927,736
Ensco Plc – ADR	94,100	5,442,744
Gasfrac Energy Services, Inc. (a)	211,900	2,721,150
Geokinetics, Inc. (a)	739,033	6,222,658
Halliburton Co.	1,225,326	61,070,248
Lufkin Industries, Inc.	187,368	17,513,287
McDermott International, Inc. (a)	700,000	17,773,000
Parker Drilling Co. (a)(b)	884,700	6,113,277
Pioneer Drilling Co. (a)	1,000,000	13,800,000
Schlumberger Ltd.	600,000	55,956,000
Technicoil Corp. (a)	547,800	1,361,731
Technicoil Corp. (acquired 6/15/04, cost $548,935) (a)(c)	753,100	1,872,069
Tidewater, Inc.	626,500	37,496,025
Wavefront Technology Solutions, Inc. (a)	710,000	681,073
Weatherford International Ltd. (a)	2,486,496	56,194,809
Xtreme Coil Drilling Corp. (a)	527,700	2,868,467

		297,014,274

Machinery – 0.0%
Railpower Technologies Corp. (a)	360,600	–

Metals & Mining – 7.2%
Archipelago Resources Plc (a)	2,247,400	2,061,168
Baja Mining Corp. (a)	3,654,800	3,958,267
BHP Billiton Ltd. – ADR	250,000	23,970,000
Brigus Gold Corp. (a)	1,368,600	2,103,367
Crosshair Exploration & Mining Corp. (a)	139,900	161,617
Eastmain Resources, Inc. (a)	2,400,000	3,886,539
Eldorado Gold Corp.	368,965	6,016,851
Erdene Gold, Inc. (a)	918,200	1,382,746
Freeport-McMoRan Copper & Gold, Inc.	700,000	38,885,000
Gold Reserve, Inc. (a)	123,948	213,191
Goldcorp, Inc.	4,600	229,359
Golden Predator Corp. (a)	1,000,000	948,943
Golden Star Resources Ltd. (a)	789,408	2,328,733
Grande Cache Coal Corp. (a)	306,300	3,244,663
Helio Resource Corp. (a)	3,000,000	1,392,470
Imperial Metals Corp. (a)	60,462	1,384,483
Kilo Goldmines Ltd. (a)	4,805,300	1,412,595
Kinross Gold Corp.	111,175	1,751,006
Lake Shore Gold Corp. (a)	1,294,602	5,461,498
MAG Silver Corp. (a)	964,000	11,504,363
Minaurum Gold, Inc. (a)	1,625,000	1,542,032
Minefinders Corp. Ltd. (a)(b)	250,000	3,292,500
Nevsun Resources Ltd. (a)	554,800	3,147,396
Oromin Explorations Ltd. (a)	1,850,000	2,251,676
Paramount Gold and Silver Corp. (a)	219,437	855,567
Polymet Mining Corp (a)	216,759	429,183
Prodigy Gold, Inc. (a)	1,000,000	443,528
Rainy River Resources Ltd. (a)	350,000	3,826,715
Romarco Minerals, Inc. (a)	223,000	510,634
Sunridge Gold Corp. (a)	4,325,559	3,926,242
Vale SA – ADR	300,000	10,005,000
Virginia Mines, Inc. (a)	216,350	2,119,984

		144,647,316

Oil, Gas & Consumable Fuels – 72.7%
Alpha Natural Resources, Inc. (a)	1,422,728	84,467,361
Americas Petrogas, Inc. (a)	1,270,500	3,145,126
Antares Energy Ltd. (acquired 6/14/10, cost
$5,189,100) (a)(c)	10,000,000	4,654,579
Arch Coal, Inc.	1,474,400	53,137,376
Arsenal Energy, Inc. (a)	2,572,000	2,361,093
Atlas Energy LP	2	45
Atlas Energy LP, Escrow Shares (a)(d)	200,000	–
ATP Oil & Gas Corp. (a)(b)	168,800	3,056,968
Baytex Energy Corp.	421,948	24,672,751
Bellatrix Exploration Ltd. (a)	188,332	1,095,609
BPZ Resources, Inc. (a)(b)	1,499,600	7,962,876
Carrizo Oil & Gas, Inc. (a)(b)	400,400	14,786,772
Cequence Energy Ltd. (a)	57,000	220,474
Chesapeake Energy Corp.	1,050,000	35,196,000
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $1,418,282) (a)(c)	901,980	976,874
Clayton Williams Energy, Inc. (a)	349,421	36,933,800
Coastal Energy Co. (a)	1,303,500	8,604,848
Compton Petroleum Corp. (acquired 9/24/04, cost $727,951) (a)(c)	104,300	36,040
Comstock Resources, Inc. (a)	203,300	6,290,102
CONSOL Energy, Inc.	1,647,600	88,360,788
Continental Resources, Inc. (a)(b)	135,000	9,648,450
Crew Energy, Inc. (a)	880,537	15,984,993
Crew Energy, Inc. (acquired 6/24/98 through 10/09/98, cost $183,115) (a)(c)	191,300	3,472,800
Crocotta Energy, Inc. (a)	2,050,900	4,844,313
Daylight Energy Ltd.	1,579,108	18,421,569
Delphi Energy Corp. (a)	955,200	2,472,978
Denbury Resources, Inc. (a)	595,200	14,522,880
Devon Energy Corp.	100,000	9,177,000
El Paso Corp.	1,529,100	27,523,800
Endeavour International Corp. (a)(b)	505,115	6,414,960
Energy XXI Bermuda Ltd. (a)	1,200,680	40,943,188
EOG Resources, Inc.	327,200	38,776,472
EQT Corp.	896,000	44,710,400
EXCO Resources, Inc.	516,700	10,675,022
Fairborne Energy Ltd. (a)	712,958	4,000,507
Far East Energy Corp. (a)	18,000,000	8,370,000
Forest Oil Corp. (a)	100,000	3,783,000
FX Energy, Inc. (a)	398,500	3,331,460
Galleon Energy, Inc., Class A (a)	1,001,598	4,142,762
Galleon Energy, Inc., Class A (acquired 2/09/04, cost $346,401) (a)(c)	173,600	718,036
Gastar Exploration Ltd. (a)	211,060	1,025,752
GeoResources, Inc. (a)	12,410	388,061

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Goodrich Petroleum Corp. (a)(b)	1,009,700	$22,435,534
Gran Tierra Energy, Inc. (a)	684,748	5,523,187
Greenfields Petroleum Corp. (a)	110,000	1,089,221
Gulfport Energy Corp. (a)	88,300	3,192,045
Heritage Oil Plc (a)	644,063	2,935,354
International Coal Group, Inc. (a)	1,700,000	19,210,000
Ithaca Energy, Inc. (a)	268,300	711,223
James River Coal Co. (a)	297,600	7,192,992
Longview Energy Co. (acquired 8/13/04, cost $1,281,000) (a)(c)	85,400	939,400
Lynden Energy Corp. (a)	200,400	124,023
Magnum Hunter Resources Corp. (a)	226,430	1,940,505
Massey Energy Co.	1,944,840	132,949,262
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $2,957,155) (a)(c)	513,393	6,930,805
Midway Energy Ltd. (a)	21,717	107,745
NAL Energy Corp.	7,526	102,701
Niko Resources Ltd.	102,500	9,832,388
Novus Energy, Inc. (a)	1,376,100	1,660,688
Open Range Energy Corp. (a)	48,061	167,061
Pace Oil and Gas Ltd. (a)	2,007,030	19,418,196
Pace Oil and Gas Ltd. (acquired 9/29/05, cost $1,971,490) (a)(c)	57,740	558,640
Painted Pony Petroleum Ltd., Class A (a)	773,200	9,083,804
Pan Orient Energy Corp. (a)	1,167,100	8,294,295
Paramount Resources Ltd., Class A	808,850	28,032,347
Patriot Coal Corp. (a)(b)	477,346	12,329,847
Peabody Energy Corp.	1,045,436	75,229,575
Penn Virginia Corp.	1,608,300	27,276,768
Penn West Petroleum Ltd.	153,333	4,257,581
Petrohawk Energy Corp. (a)	2,656,500	65,190,510
Petroleum Development Corp. (a)	387,200	18,589,472
Pioneer Natural Resources Co.	408,100	41,593,552
Plains Exploration & Production Co. (a)	1,555,525	56,356,671
PRD Energy, Inc. (a)	990,200	929,430
ProspEx Resources Ltd. (a)	699,820	1,443,672
Range Resources Corp.	829,200	48,475,032
Rosetta Resources, Inc. (a)	579,000	27,525,660
Ship Finance International Ltd.	27	560
SM Energy Co.	143,400	10,638,846
Sonde Resources Corp. (a)	1,246,060	4,498,277
Sonde Resources Corp. (acquired 1/15/10, cost $3,034,134) (a)(c)	1,200,000	4,270,242
Southwestern Energy Co. (a)	994,500	42,733,665
Stone Energy Corp. (a)	27,274	910,133
Swift Energy Co. (a)	300,000	12,804,000
Toreador Resources Corp. (a)	265,467	2,861,734
Trilogy Energy Corp.	1,830,522	38,479,668
Trioil Resources Ltd., Class A (a)	20,783	74,815
Ultra Petroleum Corp. (a)(b)	346,900	17,084,825
Uranium One, Inc.	1,005,765	3,942,142
Vero Energy, Inc. (a)	55,374	316,423
Vero Energy, Inc. (acquired 11/28/05, cost $68,972) (a)(c)	36,268	207,246
Western Energy Services Corp. (acquired 2/25/10, cost $3,752,521) (a)(c)	20,000,000	8,251,676
Yoho Resources, Inc. (a)	1,000,000	4,383,703

		1,462,395,026

Total Long-Term Investments (Cost – $1,294,214,376) – 96.7%		1,944,289,248

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (e)(f)	57,464,294	57,464,294

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (e)(f)(g)	$39,354	39,354,400

Total Short-Term Securities (Cost – $96,818,694) – 4.8%		96,818,694

Total Investments (Cost – $1,391,033,070*) – 101.5%		2,041,107,942
Liabilities in Excess of Other Assets – (1.5)%		(29,608,243)

Net Assets – 100.0%		$2,011,499,699

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,422,156,854

Gross unrealized appreciation	$677,871,679
Gross unrealized depreciation	(58,920,591)

Net unrealized appreciation	$618,951,088

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Restricted security as to resale. As of report date the Fund held 1.6% of its net assets, with a current value of $32,888,407 and an original cost of $21,479,056, in these securities.
(d)	Security held in escrow for future payments.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	15

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,272,701	54,191,593	57,464,294	$601	$37,571
BlackRock Liquidity Series, LLC Money Market Series	$83,438,800	$(44,084,400)	$39,354,400	—	$61,389

(f)	Represents the current yield as of report date.
(g)	Security was purchased with the cash collateral from loaned securities.
•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,300,773	GBP	814,000	Citibank, N.A.	4/01/11	$(5,053)
USD 176,063	CAD	171,000	Citibank, N.A.	4/01/11	(316)
USD 782,051	GBP	487,000	Citibank, N.A.	4/04/11	800
USD 276,374	CAD	268,000	Morgan Stanley Capital Services, Inc.	4/04/11	(57)

Total					$(4,626)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Capital Markets	$1,081,621	–	–	$1,081,621
Commercial Services & Supplies	8,514,960	–	–	8,514,960
Construction & Engineering	29,464,000	–	–	29,464,000
Diversified Financial Services	111,996	–	–	111,996
Electrical Equipment	499,199	–	–	499,199
Electronic Equipment, Instruments & Components	560,856	–	–	560,856
Energy Equipment & Services	297,014,274	–	–	297,014,274
Machinery	–	–	–	–
Metals & Mining	142,586,148	$2,061,168	–	144,647,316
Oil, Gas & Consumable Fuels	1,444,510,777	10,014,043	$7,870,206	1,462,395,026
Short-Term Securities	57,464,294	39,354,400	–	96,818,694

Total	$1,981,808,125	$51,429,611	$7,870,206	$2,041,107,942

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$800	–	–	$800
Liabilities:
Foreign currency exchange contracts	(5,426)	–	–	(5,426)

Total	$(4,626)	–	–	$(4,626)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	17

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock World Gold Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 15.9%
Allied Gold Ltd. (a)	77,300	$50,576
Ampella Mining Ltd. (a)	34,365	106,870
Carbine Resources Ltd. (a)	46,100	18,140
Catalpa Resources Ltd. (a)	17,500	31,995
Centamin Egypt Ltd. (a)	19,800	43,029
Dampier Gold Ltd. (a)	25,000	16,052
Indochine Mining Ltd. (a)	176,500	61,159
Kingsgate Consolidated Ltd.	3,270	29,409
Medusa Mining Ltd.	4,640	33,619
Mineral Deposits Ltd. (a)	1,931	14,380
Newcrest Mining Ltd.	22,660	933,466
OceanaGold Corp. (a)	11,300	31,267
Papillon Resources Ltd. (a)	82,000	66,207
Silver Lake Resources Ltd. (a)	15,490	33,360

		1,469,529

Canada – 49.1%
Agnico-Eagle Mines Ltd.	4,530	301,143
Alamos Gold, Inc.	8,550	135,283
B2Gold Corp. (a)	27,460	84,405
Banro Corp. (a)	30,230	77,329
Barrick Gold Corp.	7,830	406,455
Belo Sun Mining Corp. (a)	38,118	49,147
Centerra Gold, Inc.	6,360	114,145
Eldorado Gold Corp.	24,170	394,149
Equinox Minerals Ltd. (a)	4,009	23,012
European Goldfields Ltd. (a)	6,560	82,820
Goldcorp, Inc.	17,110	853,118
Guyana Goldfields, Inc. (a)	4,400	42,752
IAMGOLD Corp.	15,520	342,096
Keegan Resources, Inc. (a)	11,950	104,154
Kinross Gold Corp.	37,731	594,667
Lake Shore Gold Corp. (a)	12,000	50,624
Minefinders Corp. (a)	4,000	52,770
New Gold, Inc. (a)	21,690	255,269
Primero Mining Corp. (a)	14,430	54,327
Romarco Minerals, Inc. (a)	53,550	122,621
SEMAFO, Inc. (a)	9,600	91,990
Teranga Gold Corp. (a)	5,084	13,267
Yamana Gold, Inc.	23,440	289,645

		4,535,188

China – 0.2%
Real Gold Mining Ltd. (a)	13,000	18,434

Hong Kong – 0.2%
G-Resources Group Ltd. (a)	249,000	18,213

Jersey – 3.5%
Minera IRL Ltd. (a)	40,000	60,158
Randgold Resources Ltd. – ADR	3,185	259,705

		319,863

Mexico – 7.8%
Fresnillo Plc	17,220	425,663
Industrias Penoles SAB de CV	8,130	299,071

		724,734

Peru – 5.0%
Cia de Minas Buenaventura SA – ADR	9,030	386,749
Hochschild Mining Plc	5,270	54,422
Volcan Cia Minera SAA, Class B	12,000	16,353

		457,524

Russia – 0.4%
Polymetal – GDR (a)	2,000	37,800

South Africa – 7.6%
AngloGold Ashanti Ltd.	3,370	161,495
Aquarius Platinum Ltd.	7,810	43,343
Gold Fields Ltd.	9,470	165,224
Harmony Gold Mining Co. Ltd.	7,580	111,781
Impala Platinum Holdings Ltd.	7,500	216,698

		698,541

United Kingdom – 1.6%
Archipelago Resources Plc (a)	27,990	25,671
Petra Diamonds Ltd. (a)	7,466	19,055
Petropavlovsk Plc	6,415	102,666

		147,392

United States – 5.5%
Freeport-McMoRan Copper & Gold, Inc.	1,320	73,326
Gold Resource Corp.	1,250	33,275
Newmont Mining Corp.	7,375	402,528

		509,129

Total Common Stocks – 96.8%		8,936,347

Warrants
Canada – 0.0%
Kinross Gold Corp. (Issued/Exercisable
9/22/10, 1 Share for 1 Warrant, Expires
9/17/14, Strike Price USD 21.30) (a)	797	2,220

Total Long-Term Investments (Cost – $7,989,225) – 96.8%		8,938,567

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (b)(c)	185,469	185,469

Total Short-Term Securities (Cost – $185,469) – 2.0%		185,469

Total Investments (Cost – $8,174,694*) – 98.8%		9,124,036
Other Assets Less Liabilities – 1.2%		111,795

Net Assets – 100.0%		$9,235,831

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$8,235,727

Gross unrealized appreciation	$1,077,368
Gross unrealized depreciation	(189,059)

Net unrealized appreciation	$888,309

18	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock World Gold Fund

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	146,857	38,612	185,469	$209

(c)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$75,539	$1,393,990	–	$1,469,529
Canada	4,535,188	–	–	4,535,188
China	–	18,434	–	18,434
Hong Kong	–	18,213	–	18,213
Jersey	319,863	–	–	319,863
Mexico	299,071	425,663	–	724,734
Peru	403,102	54,422	–	457,524
Russia	37,800	–	–	37,800
South Africa	–	698,541	–	698,541
United Kingdom	19,055	128,337	–	147,392
United States	509,129	–	–	509,129
Warrants	2,220	–	–	2,220
Short-Term Securities	185,469	–	–	185,469

Total	$6,386,436	$2,737,600	–	$9,124,036

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	19

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund
Assets
Investments at value – unaffiliated[1,2]	$1,059,113,669	$1,944,289,248	$8,938,567
Investments at value – affiliated[3]	136,911,134	96,818,694	185,469
Investments sold receivable	–	6,158,630	36,907
Foreign currency at value[4]	1,470	1,954	8,603
Unrealized appreciation on foreign currency exchange contracts	–	800	–
Capital shares sold receivable	1,690,795	10,885,362	8,130
Dividends receivable	595,179	551,902	4,405
Securities lending income receivable – affiliated	1,263	9,769	–
Receivable from advisor	–	–	13,955
Prepaid expenses	124,926	128,183	56,945

Total assets	1,198,438,436	2,058,844,542	9,252,981

Liabilities
Collateral on securities loaned at value	19,131,000	39,354,400	–
Investments purchased payable	3,272,958	1,877,247	–
Unrealized depreciation on foreign currency exchange contracts	–	5,426	–
Capital shares redeemed payable	938,225	3,716,577	–
Investment advisory fees payable	738,602	1,203,758	–
Service and distribution fees payable	223,804	442,513	1,468
Other affiliates payable	95,654	146,901	4
Printing fees payable	73,514	79,411	2,580
Professional fees payable	46,633	48,715	8,484
Custodian fees payable	38,152	49,332	2,945
Officer’s and Trustees’ fees payable	2,750	2,421	1,669
Other accrued expenses payable	193,635	418,142	–

Total liabilities	24,754,927	47,344,843	17,150

Net Assets	$1,173,683,509	$2,011,499,699	$9,235,831

Net Assets Consist of
Paid-in capital	$924,008,344	$1,461,012,009	$8,391,775
Accumulated net investment loss	(8,490,250)	(26,542,907)	(106,964)
Accumulated net realized gain (loss)	(139,775,640)	(73,050,166)	1,468
Net unrealized appreciation/depreciation	397,941,055	650,080,763	949,552

Net Assets	$1,173,683,509	$2,011,499,699	$9,235,831

[1] Investments at cost – unaffiliated	$661,162,515	$1,294,214,376	$7,989,225
[2] Securities loaned at value	$18,561,372	$37,945,831	–
[3] Investments at cost – affiliated	$136,911,134	$96,818,694	$185,469
[4] Foreign currency at cost	$1,368	$1,941	$8,461

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2011

Statements of Assets and Liabilities (concluded)

March 31, 2011 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund
Net Asset Value
Institutional
Net assets	$649,311,516	$600,447,764	$5,119,185

Shares outstanding[1]	35,346,873	11,832,283	411,227

Net asset value	$18.37	$50.75	$12.45

Service
Net assets	$6,840,468	–	–

Shares outstanding[1]	379,314	–	–

Net asset value	$18.03	–	–

Investor A
Net assets	$324,103,669	$1,138,641,857	$2,860,072

Shares outstanding[1]	17,964,507	25,606,290	230,117

Net asset value	$18.04	$44.47	$12.43

Investor B
Net assets	$33,019,589	$32,193,116	–

Shares outstanding[1]	1,895,168	968,312	–

Net asset value	$17.42	$33.25	–

Investor C
Net assets	$160,408,267	$240,216,962	$1,256,574

Shares outstanding[1]	9,195,608	7,264,181	101,601

Net asset value	$17.44	$33.07	$12.37

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	21

Statements of Operations

Six Months Ended March 31, 2011 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund
Investment Income
Dividends	$4,436,588	$7,216,700	$37,939
Foreign taxes withheld	(308,359)	(389,686)	(1,689)
Dividends – affiliated	44,142	37,571	209
Securities lending – affiliated	18,988	61,389	–

Total income	4,191,359	6,925,974	36,459

Expenses
Investment advisory	3,579,883	5,447,543	26,903
Service and distribution – class specific	1,173,178	2,165,231	5,441
Transfer agent – class specific	362,813	794,204	1,063
Administration	334,422	483,227	2,690
Administration – class specific	117,616	165,320	894
Printing	53,966	73,114	980
Custodian	46,985	57,977	4,312
Professional	42,582	45,288	21,809
Registration	37,001	35,631	3,289
Officer and Trustees	10,596	14,020	2,452
Offering	–	–	48,432
Miscellaneous	20,210	29,967	4,608
Recoupment of past waived fees – class specific	102,028	211,503	–

Total expenses	5,881,280	9,523,025	122,873
Less fees waived by advisor	(19,245)	(16,457)	(26,992)
Less administration fees waived	–	–	(2,690)
Less administration fees waived – class specific	(875)	(170)	(875)
Less transfer agent fees waived – class specific	(61)	–	(43)
Less transfer agent fees reimbursed – class specific	(49)	–	(864)
Less expenses reimbursed by advisor	–	–	(41,357)
Less fees paid indirectly	(443)	(717)	(6)

Total expenses after fees waived, reimbursed and paid indirectly	5,860,607	9,505,681	50,046

Net investment loss	(1,669,248)	(2,579,707)	(13,587)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,463,559	90,267,504	2,023
Foreign currency transactions	8,068	(180,693)	(548)

	12,471,956	90,087,412	1,477

Net change in unrealized appreciation/depreciation on:
Investments	265,939,235	452,180,079	309,023
Foreign currency transactions	(20,720)	5,754	82

	265,918,515	452,185,833	309,105

Total realized and unrealized gain	278,390,471	542,273,245	310,582

Net Increase in Net Assets Resulting from Operations	$276,721,223	$539,693,538	$296,995

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2011

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Energy & Resources Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment loss	$(1,669,248)	$(1,403,652)	$(2,579,707)	$(4,301,209)
Net realized gain	12,471,956	12,129,983	90,087,412	28,661,975
Net change in unrealized appreciation/depreciation	265,918,515	55,391,348	452,185,833	30,230,249

Net increase in net assets resulting from operations	276,721,223	66,117,679	539,693,538	54,591,015

Dividends to Shareholders From
Net investment income:
Institutional	(3,839,400)	(2,738,372)	(4,255,273)	–
Service	(26,046)	(17,725)	–	–
Investor A	(1,129,546)	(922,007)	(7,643,957)	–
Investor B	–	–	(108,168)	–
Investor C	–	–	(1,292,710)	–

Decrease in net assets resulting from dividends to shareholders	(4,994,992)	(3,678,104)	(13,300,108)	–

Capital Share Transactions
Net increase in net assets derived from capital share transactions	126,607,880	58,186,356	398,122,408	97,767,667

Redemption Fees
Redemption fees	9,636	270,193	66,845	159,759

Net Assets
Total increase in net assets	398,343,747	120,896,124	924,582,683	152,518,441
Beginning of period	775,339,762	654,443,638	1,086,917,016	934,398,575

End of period	$1,173,683,509	$775,339,762	$2,011,499,699	$1,086,917,016

Accumulated net investment loss	$(8,490,250)	$(1,826,010)	$(26,542,907)	$(10,663,092)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	23

Statements of Changes in Net Assets (concluded)

	BlackRock World Gold Fund
Increase in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Period May 26, 2010 to1 September 30, 2010
Operations
Net investment loss	$(13,587)	$(4,657)
Net realized gain	1,477	76,681
Net change in unrealized appreciation/depreciation	309,105	640,447

Net increase in net assets resulting from operations	296,995	712,471

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(68,769)	–
Investor A	(22,094)	–
Investor C	(7,179)	–
Net realized gain:
Institutional	(48,469)	–
Investor A	(16,216)	–
Investor C	(5,939)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(168,666)	–

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,428,556	3,966,256

Redemption Fees
Redemption fees	74	145

Net Assets
Total increase in net assets	4,556,959	4,678,872
Beginning of period	4,678,872	–

End of period	$9,235,831	$4,678,872

Undistributed (accumulated) net investment income (loss)	$(106,964)	$4,665

[1]	Commencement of operations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.76	$12.46	$16.20	$19.40	$13.85	$13.56	$13.49	$12.24	$16.01	$19.19	$13.75	$13.52

Net investment income (loss)[1]	(0.00)[2]	0.02	0.02	0.24	0.05	0.02	(0.03)	(0.03)	(0.03)	0.12	(0.02)	(0.02)
Net realized and unrealized gain (loss)	4.73	1.38	(2.14)	(2.90)	5.90	0.26	4.64	1.35	(2.12)	(2.83)	5.86	0.24

Net increase (decrease) from investment operations	4.73	1.40	(2.12)	(2.66)	5.95	0.28	4.61	1.32	(2.15)	(2.71)	5.84	0.22

Dividends and distributions from:
Net investment income	(0.12)	(0.10)	–	(0.23)	–	–	(0.07)	(0.07)	–	(0.16)	–	–
Net realized gain	–	–	(1.62)	(0.31)	(0.40)	–	–	–	(1.62)	(0.31)	(0.40)	–

Total dividends and distributions	(0.12)	(0.10)	(1.62)	(0.54)	(0.40)	–	(0.07)	(0.07)	(1.62)	(0.47)	(0.40)	–

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$18.37	$13.76	$12.46	$16.20	$19.40	$13.85	$18.03	$13.49	$12.24	$16.01	$19.19	$13.75

Total Investment Return[4]
Based on net asset value	34.52%[5,6]	11.32%[5]	(7.53)%[5]	(14.25)%[5]	43.66%[5]	2.14%[7]	34.30%[5,6]	10.79%[5]	(7.85)%[5]	(14.59)%[5]	43.16%[5]	1.70%[8]

Ratios to Average Net Assets
Total expenses	0.93%[9]	0.94%	0.98%	0.89%	0.93%	1.01%	1.27%[9]	1.34%	1.54%	1.25%	1.42%	1.40%

Total expenses excluding recoupment of past waived fees	0.91%[9]	0.93%	0.97%	0.89%	0.93%	1.01%	1.21%[9]	1.27%	1.47%	1.25%	1.42%	1.40%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[9]	0.93%	0.93%	0.89%	0.93%	0.99%	1.27%[9]	1.34%	1.35%	1.25%	1.33%	1.34%

Net investment income (loss)	(0.05)%[9]	0.16%	0.17%	1.14%	0.31%	0.17%	(0.39)%[9]	(0.25)%	(0.26)%	0.56%	(0.11)%	(0.17)%

Supplemental Data
Net assets, end of period (000)	$649,312	$420,071	$328,434	$510,804	$598,747	$337,771	$6,841	$4,231	$3,426	$4,836	$3,435	$2,368

Portfolio turnover	7%	38%	22%	38%	31%	41%	7%	38%	22%	38%	31%	41%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	25

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.50	$12.24	$16.01	$19.18	$13.75	$13.50	$13.03	$11.84	$15.68	$18.82	$13.59	$13.44

Net investment income (loss)[1]	(0.03)	(0.03)	(0.02)	0.17	(0.02)	(0.02)	(0.09)	(0.13)	(0.09)	0.01	(0.13)	(0.12)
Net realized and unrealized gain (loss)	4.64	1.35	(2.13)	(2.87)	5.85	0.26	4.48	1.32	(2.13)	(2.81)	5.76	0.26

Net increase (decrease) from investment operations	4.61	1.32	(2.15)	(2.70)	5.83	0.24	4.39	1.19	(2.22)	(2.80)	5.63	0.14

Dividends and distributions from:
Net investment income	(0.07)	(0.06)	–	(0.16)	–	–	–	–	–	(0.03)	–	–
Net realized gain	–	–	(1.62)	(0.31)	(0.40)	–	–	–	(1.62)	(0.31)	(0.40)	–

Total dividends and distributions	(0.07)	(0.06)	(1.62)	(0.47)	(0.40)	–	–	–	(1.62)	(0.34)	(0.40)	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$18.04	$13.50	$12.24	$16.01	$19.18	$13.75	$17.42	$13.03	$11.84	$15.68	$18.82	$13.59

Total Investment Return[3]
Based on net asset value	34.23%[4,5]	10.84%[4]	(7.85)%[4]	(14.55)%[4]	43.09%[4]	1.85%[6]	33.69%[4,5]	10.05%[4]	(8.56)%[4]	(15.23)%[4]	42.11%[4]	1.12%[7]

Ratios to Average Net Assets
Total expenses	1.31%[8]	1.34%	1.48%	1.27%	1.34%	1.46%	2.10%[8]	2.17%	2.35%	2.09%	2.23%	2.13%

Total expenses excluding recoupment of past waived fees	1.26%[8]	1.32%	1.45%	1.27%	1.34%	1.46%	2.09%[8]	2.16%	2.33%	2.09%	2.23%	2.13%

Total expenses after fees waived, reimbursed and paid indirectly	1.30%[8]	1.34%	1.34%	1.26%	1.31%	1.34%	2.09%[8]	2.10%	2.06%	2.04%	2.04%	2.04%

Net investment income (loss)	(0.43)%[8]	(0.25)%	(0.25)%	0.81%	(0.10)%	(0.16)%	(1.21)%[8]	(1.03)%	(0.95)%	0.06%	(0.82)%	(0.86)%

Supplemental Data
Net assets, end of period (000)	$324,104	$207,523	$178,364	$267,422	$347,598	$248,557	$33,020	$27,113	$30,873	$42,399	$55,538	$43,477

Portfolio turnover	7%	38%	22%	38%	31%	41%	7%	38%	22%	38%	31%	41%

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011
		Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.04	$11.85	$15.69	$18.84	$13.60	$13.46

Net investment income (loss)[1]	(0.09)	(0.13)	(0.09)	0.02	(0.13)	(0.12)
Net realized and unrealized gain (loss)	4.49	1.32	(2.13)	(2.82)	5.77	0.25

Net increase (decrease) from investment operations	4.40	1.19	(2.22)	(2.80)	5.64	0.13

Dividends and distributions from:
Net investment income	–	–	–	(0.04)	–	–
Net realized gain	–	–	(1.62)	(0.31)	(0.40)	–

Total dividends and distributions	–	–	(1.62)	(0.35)	(0.40)	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$17.44	$13.04	$11.85	$15.69	$18.84	$13.60

Total Investment Return[3]
Based on net asset value	33.74%[4,5]	10.04%[4]	(8.54)%[4]	(15.21)%[4]	42.15%[4]	1.04%[6]

Ratios to Average Net Assets
Total expenses	2.04%[8]	2.08%	2.23%	2.02%	2.12%	2.09%

Total expenses excluding recoupment of past waived fees	2.03%[8]	2.08%	2.21%	2.02%	2.12%	2.09%

Total expenses after fees waived, reimbursed and paid indirectly	2.03%[8]	2.08%	2.05%	2.01%	2.04%	2.04%

Net investment income (loss)	(1.16)%[8]	(1.00)%	(0.95)%	0.08%	(0.83)%	(0.86)%

Supplemental Data
Net assets, end of period (000)	$160,408	$116,401	$113,347	$153,512	$207,194	$136,120

Portfolio turnover	7%	38%	22%	38%	31%	41%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	27

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional Shares						Investor A Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$34.98	$32.61	$51.31	$63.42	$68.57	$79.62	$30.63	$28.67	$47.29	$59.02	$64.90	$79.01

Net investment income (loss)[1]	0.01	0.05	(0.07)	(0.13)	(0.02)	0.57	(0.06)	(0.12)	(0.13)	(0.32)	(0.16)	0.32
Net realized and unrealized gain (loss)	16.28	2.31	(9.60)	(2.78)	14.26	(2.50)	14.26	2.08	(9.46)	(2.29)	13.41	(2.36)

Net increase (decrease) from investment operations	16.29	2.36	(9.67)	(2.91)	14.24	(1.93)	14.20	1.96	(9.59)	(2.61)	13.25	(2.04)

Dividends and distributions from:
Net investment income	(0.52)	–	–	(2.01)	(0.81)	(0.53)	(0.36)	–	–	(1.92)	(0.55)	(0.48)
Net realized gain	–	–	(9.04)	(7.22)	(18.58)	(8.60)	–	–	(9.04)	(7.22)	(18.58)	(8.60)

Total dividends and distributions	(0.52)	–	(9.04)	(9.23)	(19.39)	(9.13)	(0.36)	–	(9.04)	(9.14)	(19.13)	(9.08)

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.01	0.03	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.02	0.00 [2]	0.01

Net asset value, end of period	$50.75	$34.98	$32.61	$51.31	$63.42	$68.57	$44.47 $	$30.63	$28.67	$47.29	$59.02	$64.90

Total Investment Return[3]
Based on net asset value	46.84%[4,5]	7.27%[6,7]	(7.64)%[8,9]	(6.77)%[7]	23.55%[4]	(2.89)%[10]	46.57%[4,5]	6.84%[4,11]	(8.20)%[7,12]	(6.78)%[9]	23.25%[4]	(3.20)%[9]

Ratios to Average Net Assets
Total expenses	0.91%[13]	0.97%	1.00%	0.92%	1.07%	1.02%	1.27%[13]	1.35%	1.40%	1.25%	1.30%	1.41%

Total expenses excluding recoupment of past waived fees	0.91%[13]	0.97%	0.98%	0.92%	1.07%	1.02%	1.23%[13]	1.31%	1.38%	1.25%	1.30%	1.41%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[13]	0.97%	0.99%	0.92%	1.03%	0.98%	1.27%[13]	1.35%	1.31%	1.25%	1.29%	1.30%

Net investment income (loss)	0.03%[13]	0.13%	(0.25)%	(0.18)%	(0.03)%	0.76%	(0.34)%[13]	(0.39)%	(0.55)%	(0.49)%	(0.28)%	0.44%

Supplemental Data
Net assets, end of period (000)	$600,448	$274,009	$134,187	$82,147	$37,498	$35,010	$1,138,642	$644,786	$636,437	$689,646	$685,590	$683,417

Portfolio turnover	17%	16%	25%	32%	15%	27%	17%	16%	25%	32%	15%	27%

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B Shares						Investor C Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of Period	$22.86	$21.56	$39.68	$50.87	$58.19	$69.43	$22.81	$21.51	$39.61	$50.84	$58.13	$69.37

Net investment loss[1]	(0.16)	(0.27)	(0.22)	(0.67)	(0.50)	(0.18)	(0.15)	(0.24)	(0.22)	(0.66)	(0.50)	(0.17)
Net realized and unrealized gain (loss)	10.65	1.57	(8.87)	(1.81)	11.82	(2.09)	10.61	1.54	(8.85)	(1.79)	11.83	(2.10)

Net increase (decrease) from investment operations	10.49	1.30	(9.09)	(2.48)	11.32	(2.27)	10.46	1.30	(9.07)	(2.45)	11.33	(2.27)

Dividends and distributions from:
Net investment income	(0.10)	–	–	(1.51)	(0.06)	(0.38)	(0.20)	–	–	(1.58)	(0.04)	(0.38)
Net realized gain	–	–	(9.04)	(7.22)	(18.58)	(8.60)	–	–	(9.04)	(7.22)	(18.58)	(8.60)

Total dividends and distributions	(0.10)	–	(9.04)	(8.73)	(18.64)	(8.98)	(0.20)	–	(9.04)	(8.80)	(18.62)	(8.98)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.02	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.02	0.00 [2]	0.01

Net asset value, end of period	$33.25	$22.86	$21.56	$39.68	$50.87	$58.19	$33.07	$22.81	$21.51	$39.61	$50.84	$58.13

Total Investment Return[3]
Based on net asset value	45.99%[4,5]	6.03%[4,14]	(8.74)%[15,16]	(7.63)%[9]	22.35%[4]	(3.91)%[17]	46.04%[4,5]	6.04%[4,18]	(8.68)%[16,19]	(7.57)%[9]	22.36%[4]	(3.92)%[20]

Ratios to Average Net Assets
Total expenses	2.07%[13]	2.10%	2.25%	2.01%	2.08%	2.09%	2.01%[13]	2.06%	2.16%	1.96%	2.02%	2.05%

Total expenses excluding recoupment of past waived fees	2.04%[13]	2.10%	2.23%	2.01%	2.08%	2.09%	1.98%[13]	2.05%	2.16%	1.96%	2.02%	2.05%

Total expenses after fees waived, reimbursed and paid indirectly	2.06%[13]	2.09%	2.05%	2.00%	2.03%	2.02%	2.01%[13]	2.05%	2.05%	1.96%	2.01%	2.01%

Net investment loss	(1.15)%[13]	(1.17)%	(1.28)%	(1.24)%	(1.01)%	(0.27)%	(1.09)%[13]	(1.07)%	(1.29)%	(1.21)%	(1.00)%	(0.26)%

Supplemental Data
Net assets, end of period (000)	$32,193	$25,633	$34,218	$57,174	$80,178	$87,636	$240,217	$142,490	$129,556	$151,409	$144,300	$147,723

Portfolio turnover	17%	16%	25%	32%	15%	27%	17%	16%	25%	32%	15%	27%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (7.66)%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[10]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.23)%.
[13]	Annualized.
[14]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.
[15]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.77)%.
[16]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[17]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.
[18]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.
[19]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.71)%.
[20]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	29

Financial Highlights	BlackRock World Gold Fund

	Institutional Shares		Investor A Shares		Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Period May 26, 2010[1] to September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Period May 26, 2010[1] to September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Period May 26, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$12.07	$10.00	$12.05	$10.00	$12.02	$10.00

Net investment income (loss)[2]	(0.01)	(0.01)	(0.03)	0.00 [3]	(0.08)	(0.04)
Net realized and unrealized gain[4]	0.68	2.08	0.70	2.05	0.70	2.06

Net increase from investment operations	0.67	2.07	0.67	2.05	0.62	2.02

Dividends and distributions From:
Net investment income	(0.17)	–	(0.17)	–	(0.15)	–
Net realized capital gain	(0.12)	–	(0.12)	–	(0.12)	–

Total dividends and distributions	(0.29)	–	(0.29)	–	(0.27)	–

Net asset value, end of period	$12.45	$12.07	$12.43	$12.05	$12.37	$12.02

Total Investment Return[5,6]
Based on net asset value	5.50%	20.70%	5.45%	20.50%	5.06%	20.20%

Ratios to Average Net Assets[7]
Total expenses	2.55%[8]	5.79%[9]	2.93%[8]	7.16%[9]	3.70%[8]	7.37%[9]

Total expenses after fees waived and reimbursed	1.24%	1.24%	1.49%	1.49%	2.27%	2.27%

Net investment income (loss)	(0.23)%	(0.39)%	(0.45)%	0.07%	(1.25)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$5,119	$3,974	$2,860	$572	$1,257	$132

Portfolio turnover	5%	1%	5%	1%	5%	1%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Includes redemption fees, which are less than $0.01 per share.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 3.21%, 3.64% and 4.42% respectively.

[9]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 6.17%, 8.00% and 7.94% respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of March 31, 2011, the Trust had 25 series, of which BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Energy & Resources Portfolio (“Energy & Resources”) and BlackRock World Gold Fund (“World Gold”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. Each Fund may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

BLACKROCK FUNDS	MARCH 31, 2011	31

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividends on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources and Energy & Resources Funds’ US federal tax returns remains open for each of the four years ended September 30, 2010. The statute of limitations on World Gold’s US federal tax returns remains open for the period ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Upon commencement of operations, offering costs associated with the establishment of World Gold are amortized over a 12-month period beginning with the commencement of operations of World Gold.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

32	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Energy & Resources
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$ 800

Liability Derivatives
	Statements of Assets and Liabilities Location	Energy & Resources
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$5,426

The Effect of Derivative Instruments in the Statements of Operations Six Months Ended March 31, 2011
Net Realized Gain (Loss) from
	All-Cap Energy & Resources	Energy & Resources	World Gold
Foreign currency exchange contracts	$34,155	$308,978	$(4,922)

Net Change in Unrealized Appreciation/Depreciation on
		Energy & Resources	World Gold
Foreign currency exchange contracts		$(4,660)	$(108)

For the six months ended March 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	All-Cap Energy & Resources	Energy & Resources	World Gold
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	1	3	1
Average number of contracts – US dollars sold	1	1	2
Average US dollar amounts purchased	$29,855	$959,254	$1,279
Average US dollar amounts sold	$9,418	$320,686	$40,668

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services

BLACKROCK FUNDS	MARCH 31, 2011	33

Notes to Financial Statements (continued)

necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion – $2 Billion	0.700%
$2 Billion – $3 Billion	0.675%
Greater Than $3 Billion	0.650%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. This amount is included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the six months ended March 31, 2011, the Manager waived $26,903 of investment advisory fees for World Gold which is included in fees waived by advisor. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	0.96%	1.07%	1.24%
Service	1.38%	1.38%[1]	N/A
Investor A	1.38%	1.38%	1.49%
Investor B	2.10%	2.10%	N/A
Investor C	2.10%	2.10%	2.27%
[1]	There were no shares outstanding as of March 31, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2011, the amounts waived were as follows:

All-Cap Energy & Resources	$19,245
Energy & Resources	$16,457
World Gold	$89

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	All-Cap Energy & Resources	Energy & Resources
Institutional	$41,027	$5,699
Service	1,719	–
Investor A	55,845	171,090
Investor B	475	3,194
Investor C	2,962	31,520

Total	$102,028	$211,503

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012	2013
All-Cap Energy & Resources	$341,744	$17,191	$985
Energy & Resources	$76,911	–	$170
World Gold	–	$61,160	$72,732

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

34	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$33,657
Energy & Resources	$90,618
World Gold	$2,635

For the six months ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$617	$32,674	$8,112
Energy & Resources	$13,565	$10,040	$20,018
World Gold	–	–	$35

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations.

All-Cap Energy & Resources	$445
Energy & Resources	$5,881

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Call Center
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$1,464	$1,432	$19
Service	155	–	–
Investor A	6,559	13,926	19
Investor B	843	1,250	8
Investor C	3,955	3,732	–

Total	$12,976	$20,340	$46

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration and administration -class specific in the Statements of Operations:

All-Cap Energy & Resources	$298,747
Energy & Resources	$435,150
World Gold	$19

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2011, BIM received $23,601 in securities lending agent fees related to securities lending activities for the Funds.

For the six months ended March 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$63,061	$49,206	$596
Service	709	–	–
Investor A	32,971	89,184	217
Investor B	3,783	3,678	–
Investor C	17,092	23,252	81

Total	$117,616	$165,320	$894

Affiliates earned $116,741, $165,150 and $19 from All-Cap Energy & Resources, Energy & Resources and World Gold, respectively, in administration fees which are included in administration – class specific in the Statements of Operations.

BLACKROCK FUNDS	MARCH 31, 2011	35

Notes to Financial Statements (continued)

Administration Fees Waived
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	–	–	$596
Investor A	–	–	217
Investor B	$875	$170	–
Investor C	–	–	62

Total	$875	$170	$875

Service and Distribution Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Service	$7,098	–	–
Investor A	329,877	$1,086,724	$2,186
Investor B	151,461	146,870	–
Investor C	684,742	931,637	3,255

Total	$1,173,178	$2,165,231	$5,441

Transfer Agent Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$62,666	$102,214	$324
Service	2,187	–	–
Investor A	168,908	549,362	540
Investor B	30,711	27,148	–
Investor C	98,341	115,480	199

Total	$362,813	$794,204	$1,063

Affiliates earned $13,421, $26,221 and $46 from All-Cap Energy & Resources, Energy & Resources and World Gold, respectively, in transfer agent fees which are included in transfer agent – class specific in the Statements of Operations.

Transfer Agent Fees Waived
Share Classes	All-Cap Energy & Resources	World Gold
Institutional	–	$19
Investor A	–	19
Investor B	$61	–
Investor C	–	5

Total	$61	$43

Transfer Agent Fees Reimbursed
Share Classes	All-Cap Energy & Resources	World Gold
Institutional	–	$276
Investor A	–	504
Investor B	$49	–
Investor C	–	84

Total	$49	$864

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$79,777,750	$60,391,691
Energy & Resources	$562,758,182	$249,396,328
World Gold	$4,448,002	$312,965

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended March 31, 2011.

6. Capital Loss Carryforwards:

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,	All-Cap Energy & Resources	Energy & Resources
2017	$43,202,338	$21,722,097
2018	105,466,223	133,025,915

Total	$148,668,561	$154,748,012

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September

36	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2011, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2011, World Gold invested a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting the materials sector would have a greater impact on World Gold and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2011, the Funds listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy & Resources
United States	68%	75%
Canada	19	17
Netherlands	4	–
Brazil	2	1
Bermuda	2	2
Norway	2	–
China	1	–
United Kingdom	1	1
France	1	–
Australia	–	1
Switzerland	–	3

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
All-Cap Energy & Resources	Shares	Amount	Shares	Amount

Institutional
Shares sold	8,552,734	$143,044,008	9,986,367	$134,367,824
Shares issued in reinvestment of dividends	236,669	3,753,577	200,405	2,539,121

Total issued	8,789,403	146,797,585	10,186,772	136,906,945
Shares redeemed	(3,976,606)	(64,514,310)	(6,009,774)	(78,555,760)

Net increase	4,812,797	$82,283,274	4,176,998	$58,351,185

Service
Shares sold	123,853	$1,953,697	129,470	$1,728,714
Shares issued in reinvestment of dividends	1,559	24,303	1,331	16,588

Total issued	125,412	1,978,000	130,801	1,745,302
Shares redeemed	(59,729)	(967,932)	(97,186)	(1,249,770)

Net increase	65,683	$1,010,068	33,615	$495,532

BLACKROCK FUNDS	MARCH 31, 2011	37

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	5,385,444	$86,536,280	6,290,997	$84,492,272
Shares issued in reinvestment of dividends	68,620	1,070,473	68,064	848,743

Total issued	5,454,064	87,606,753	6,359,061	85,341,015
Shares redeemed	(2,867,137)	(46,015,379)	(5,559,495)	(71,791,932)

Net increase	2,586,927	$41,591,374	799,566	$13,549,083

Investor B
Shares sold	42,265	$671,029	57,002	$730,829
Shares redeemed and automatic conversion of shares	(228,689)	(3,496,958)	(582,551)	(7,366,731)

Net decrease	(186,424)	$(2,825,928)	(525,549)	$(6,635,902)

Investor C
Shares sold	1,237,488	$19,255,230	1,577,404	$20,119,009
Shares redeemed	(969,963)	(14,706,138)	(2,214,419)	(27,692,551)

Net increase (decrease)	267,525	$4,549,092	(637,015)	$(7,573,542)

Energy & Resources

Institutional
Shares sold	4,925,353	$228,262,888	5,182,364	$179,128,556
Shares issued in reinvestment of dividends	84,123	3,587,025	–	–

Total issued	5,009,476	231,849,913	5,182,364	179,128,556
Shares redeemed	(1,010,334)	(44,750,208)	(1,464,280)	(50,954,339)

Net increase	3,999,142	$187,099,705	3,718,084	$128,174,217

Investor A
Shares sold and automatic conversion of shares	8,171,331	$322,503,003	9,081,335	$283,393,555
Shares issued in reinvestment of dividends	197,658	7,392,389	–	–

Total issued	8,368,989	329,895,391	9,081,335	283,393,555
Shares redeemed	(3,814,177)	(145,740,430)	(10,225,750)	(309,607,556)

Net increase (decrease)	4,554,812	$184,154,961	(1,144,415)	$(26,214,001)

Investor B
Shares sold	19,974	$589,345	38,395	$891,555
Shares issued in reinvestment of dividends	3,677	103,070	–	–

Total issued	23,651	692,414	38,395	891,555
Shares redeemed and automatic conversion of shares	(176,709)	(4,943,291)	(504,196)	(11,638,269)

Net decrease	(153,058)	$(4,250,877)	(465,801)	$(10,746,714)

38	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Energy & Resources (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	1,666,901	$49,562,309	1,835,681	$43,051,912
Shares issued in reinvestment of dividends	43,559	1,214,415	—	—

Total issued	1,710,460	50,776,724	1,835,681	43,051,912
Shares redeemed	(692,275)	(19,658,105)	(1,613,256)	(36,497,747)

Net increase	1,018,185	$31,118,619	222,425	$6,554,165

			Period May 26, 2010[1] to September 30, 2010
World Gold			Shares	Amount

Institutional
Shares sold	85,787	$1,090,681	329,452	$3,324,244
Shares issued in reinvestment of dividends and distributions	1,892	24,354	—	—

Total issued	87,679	1,115,034	329,452	3,324,244
Shares redeemed	(5,831)	(70,615)	(73)	(765)

Net increase	81,848	$1,044,419	329,379	$3,323,479

Investor A
Shares sold	211,975	$2,603,137	47,918	$531,234
Shares issued in reinvestment of dividends and distributions	2,868	36,880	—	—

Total issued	214,843	2,640,018	47,918	531,234
Shares redeemed	(32,225)	(391,051)	(419)	(5,027)

Net increase	182,618	$2,248,966	47,499	$526,207

Investor C
Shares sold	105,528	$1,309,929	11,383	$121,162
Shares issued in reinvestment of dividends and distributions	964	12,364	—	—

Total issued	106,492	1,322,293	11,383	121,162
Shares redeemed	(15,884)	(187,122)	(390)	(4,592)

Net increase	90,608	$1,135,171	10,993	$116,570

[1]	Commencement of operations.

Until April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees were collected and retained by the Funds for the benefit of their remaining shareholders. The redemption fees were recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	MARCH 31, 2011	39

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

John Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian PFPC Trust Company Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Trust.

40	BLACKROCK FUNDS	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2011	41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK FUNDS	MARCH 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock India Fund		BlackRock Science & Technology
BlackRock China Fund	BlackRock International Fund		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dividend Income Portfolio	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock GNMA Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Managed Income Portfolio
BlackRock High Yield Bond Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Municipal Insured Fund		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2011	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY12-3/11-SAR

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Small Cap Core Equity Portfolio | of BlackRock FundsSM

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higherrisk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	MARCH 31, 2011	3

Fund Summary as of March 31, 2011

Investment Objective

BlackRock Small Cap Core Equity Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is long-term capital appreciation.

Portfolio Management Commentary

•

On February 15, 2011, the Board of Trustees of the Trust approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern Time) on February 23, 2011, the Fund no longer accepted orders from new investors or existing shareholders to purchase Fund shares. On April 27, 2011, the net assets of the Fund were liquidated and each investor’s shares were redeemed at net asset value.

How did the Fund perform?

•	The Fund delivered strong, double-digit returns, but underperformed the benchmark Russell 2000 Index for the six-month period.

What factors influenced performance?

•

The Fund benefited from stock selection within the information technology (“IT”) sector, where the greatest contributions came from holdings in electronic equipment, semiconductor and communications equipment names. In particular, holdings of TTM Technologies, Inc. and Fairchild Semiconductor International, Inc. boosted returns as both stocks gained on first quarter revenue guidance. In health care, selection among pharmaceutical stocks and an overweight to the health care providers and services industry had a positive impact on performance. Notable individual contributors in the sector included IPC The Hospitalist Co., Inc. and Health Management Associates, Inc. The materials sector performed well during the period as end demand, primarily from China, outpaced supply, resulting in commodity prices hitting multi-year highs. The Fund benefited from positive stock selection in the sector, with notable contributions from silver miner Coeur d’Alene Mines Corp. and zinc miner Horsehead Holding Corp., both of which experienced significant price appreciation due to expanding margins and a positive outlook for commodities.

•

The Fund underperformed the benchmark primarily due to its positioning in the financials sector, where disappointing stock selection among commercial banks, real estate investment trusts (“REITs”) and insurance providers weighed on returns. In the consumer discretionary sector, holdings of online travel agent Orbitz Worldwide, Inc. and specialty retailer hhgregg, Inc. had a negative impact on performance as both stocks plunged more than 40% during the period on weak earnings guidance and deteriorating investor optimism for those companies.

Describe recent portfolio activity.

•

During the six-month period, we increased exposure to the materials sector by adding to positions in chemicals producer Cytec Industries, Inc. and names in the metals & mining industry. We also increased the Fund’s allocation to oil, gas & consumable fuels names in the energy sector, REITs in financials and road & rail stocks in industrials. We reduced exposure to the IT sector, primarily by trimming positions in software and electronic equipment names. Notable IT sales included Anixter International, Inc. and Blackboard, Inc. In consumer discretionary, we eliminated exposure to the media industry by exiting positions in Ascent Media Corp. and Arbitron, Inc.

Describe Fund positioning at period end.

•

At period end, the Fund remained balanced as both the housing and labor markets remain challenged and expanding unrest in the oil-producing regions of the Middle East and North Africa can put upward pressure on oil prices, hampering global growth. The Fund’s most notable sector overweights relative to the benchmark Russell 2000 Index included industrials, financials and materials, while notable underweights were in the IT and health care sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Sauer-Danfoss, Inc.	2%
Health Management Associates, Inc., Class A	2
JoS. A. Bank Clothiers, Inc.	2
Ramco-Gershenson Properties Trust	2
Coeur d’Alene Mines Corp.	2
Modine Manufacturing Co.	2
TTM Technologies, Inc.	2
Papa John’s International, Inc.	2
Vail Resorts, Inc.	2
ArthroCare Corp.	2

Sector Allocation	Percent of Long-Term Investments
Financials	23%
Industrials	18
Information Technology	16
Consumer Discretionary	12
Health Care	11
Energy	7
Materials	6
Consumer Staples	3
Utilities	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in the equity securities of US small capitalization companies (market capitalizations between approximately $39 million to $2.536 billion as of June 30, 2010), which the portfolio management team believes either have above-average earnings growth potential or are undervalued.

[3]	An index that measures the performance of the 2,000 smallest companies in the Russell 3000.
[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	23.67%	21.74%	N/A	1.42%	N/A	8.59%	N/A
Service	23.49	21.44	N/A	1.13	N/A	8.37	N/A
Investor A	23.47	21.23	14.85%	0.97	(0.12)%	8.21	7.58%
Investor B	23.00	20.34	15.84	0.20	(0.17)	7.66	7.66
Investor C	23.05	20.38	19.38	0.22	0.22	7.56	7.56
Russell 2000 Index	25.48	25.79	N/A	3.35	N/A	7.49	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 2, 2002.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,236.70	$7.47	$1,000.00	$1,018.25	$6.74	1.34%
Service	$1,000.00	$1,234.90	$9.19	$1,000.00	$1,016.70	$8.30	1.65%
Investor A	$1,000.00	$1,234.70	$10.08	$1,000.00	$1,015.91	$9.10	1.81%
Investor B	$1,000.00	$1,230.00	$13.73	$1,000.00	$1,012.62	$12.39	2.47%
Investor C	$1,000.00	$1,230.50	$13.79	$1,000.00	$1,012.57	$12.44	2.48%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period one-half year shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue to waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Schedule of Investments (Liquidation Basis) March 31, 2011 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components – 2.3%
Modine Manufacturing Co. (a)	59,500	$960,330

Building Products – 3.6%
Ameron International Corp.	10,600	739,774
Simpson Manufacturing Co., Inc.	26,900	792,474

		1,532,248

Capital Markets – 1.5%
GFI Group, Inc.	125,100	628,002

Chemicals – 1.9%
Cytec Industries, Inc.	14,300	777,491

Commercial Banks – 8.4%
Associated Banc-Corp	21,300	316,305
Boston Private Financial Holdings, Inc.	46,394	328,006
Columbia Banking System, Inc.	35,047	671,851
CVB Financial Corp.	50,400	469,224
First Interstate BancSystem, Inc.	32,500	442,000
FirstMerit Corp.	24,500	417,970
Nara Bancorp, Inc. (a)	43,700	420,394
PacWest Bancorp	20,300	441,525

		3,507,275

Commercial Services & Supplies – 1.5%
SYKES Enterprises, Inc. (a)	31,300	618,801

Communications Equipment – 1.6%
Arris Group, Inc. (a)	53,000	675,220

Diversified Financial Services – 1.8%
PHH Corp. (a)	35,200	766,304

Diversified Telecommunication Services – 1.3%
Premiere Global Services, Inc. (a)	74,100	564,642

Electric Utilities – 3.2%
UIL Holdings Corp.	24,500	747,740
Unisource Energy Corp.	16,000	578,080

		1,325,820

Electrical Equipment – 1.3%
GrafTech International Ltd. (a)	27,100	559,073

Electronic Equipment, Instruments & Components – 5.6%
Scansource, Inc. (a)	16,200	615,438
SYNNEX Corp. (a)	24,500	801,885
TTM Technologies, Inc. (a)	51,800	940,688

		2,358,011

Energy Equipment & Services – 3.4%
Key Energy Services, Inc. (a)	54,200	842,810
Oil States International, Inc. (a)	7,500	571,050

		1,413,860

Food Products – 1.7%
TreeHouse Foods, Inc. (a)	12,900	733,623

Health Care Equipment & Supplies – 3.6%
ArthroCare Corp. (a)	26,700	890,178
Orthofix International NV (a)	18,900	613,494

		1,503,672

Health Care Providers & Services – 7.7%
Health Management Associates, Inc., Class A (a)	105,700	1,152,130
IPC The Hospitalist Co., Inc. (a)	14,800	672,068
Magellan Health Services, Inc. (a)	16,400	804,912
Sun Healthcare Group, Inc. (a)	41,566	584,834

		3,213,944

Hotels, Restaurants & Leisure – 4.3%
Papa John’s International, Inc. (a)	28,600	905,762
Vail Resorts, Inc. (a)	18,500	902,060

		1,807,822

Household Durables – 1.3%
MDC Holdings, Inc.	21,500	545,025

Insurance – 3.8%
Flagstone Reinsurance Holdings SA	42,800	385,628
The Hanover Insurance Group, Inc.	12,200	552,050
Tower Group, Inc.	26,600	639,198

		1,576,876

Internet & Catalog Retail – 1.0%
Orbitz Worldwide, Inc. (a)	121,100	432,327

Internet Software & Services – 2.5%
comScore, Inc. (a)	17,500	516,425
Constant Contact, Inc. (a)	14,700	513,030

		1,029,455

IT Services – 1.1%
NCI, Inc., Class A (a)	19,189	467,636

Machinery – 8.0%
Actuant Corp., Class A	28,800	835,200
Briggs & Stratton Corp.	27,400	620,610
Meritor, Inc. (a)	41,900	711,043
Sauer-Danfoss, Inc. (a)	23,300	1,186,669

		3,353,522

Metals & Mining – 6.2%
Coeur d’Alene Mines Corp. (a)	28,100	977,318
Horsehead Holding Corp. (a)	22,900	390,445
Olympic Steel, Inc.	12,800	419,968
RTI International Metals, Inc. (a)	26,500	825,475

		2,613,206

Multiline Retail – 0.9%
Saks, Inc. (a)	34,600	391,326

See Notes to Financial Statements.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	7

Schedule of Investments (Liquidation Basis) (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels – 5.3%
Berry Petroleum Co., Class A	15,600	$787,020
Energy XXI Bermuda Ltd. (a)	9,500	323,950
James River Coal Co. (a)	17,900	432,643
Petroleum Development Corp. (a)	13,800	662,538

		2,206,151

Paper & Forest Products – 0.9%
Buckeye Technologies, Inc.	14,600	397,558

Personal Products – 1.6%
Nu Skin Enterprises, Inc., Class A	23,511	675,941

Pharmaceuticals – 1.8%
Impax Laboratories, Inc. (a)	30,400	773,680

Professional Services – 2.9%
ICF International, Inc. (a)	15,500	318,370
Mistras Group, Inc. (a)	36,000	619,560
TrueBlue, Inc. (a)	15,600	261,924

		1,199,854

Real Estate Investment Trusts (REITs) – 12.1%
BioMed Realty Trust, Inc.	29,600	562,992
DuPont Fabros Technology, Inc.	34,200	829,350
LTC Properties, Inc.	11,100	314,574
MFA Financial, Inc.	77,500	635,500
Ramco-Gershenson Properties Trust	79,700	998,641
Redwood Trust, Inc.	45,100	701,305
Sabra Healthcare REIT, Inc.	35,066	617,512
U-Store-It Trust	42,000	441,840

		5,101,714

Road & Rail – 3.0%
Heartland Express, Inc.	34,300	602,308
Landstar System, Inc.	14,100	644,088

		1,246,396

Semiconductors & Semiconductor Equipment – 4.4%
ATMI, Inc. (a)	38,200	721,216
Hittite Microwave Corp. (a)	6,200	395,374
Semtech Corp. (a)	13,000	325,260
Teradyne, Inc. (a)	22,600	402,506

		1,844,356

Software – 3.9%
Lawson Software, Inc. (a)	22,250	269,225
Progress Software Corp. (a)	26,500	770,885
Take-Two Interactive Software, Inc. (a)	33,900	521,043
TiVo, Inc. (a)	8,700	76,212

		1,637,365

Specialty Retail – 5.0%
hhgregg, Inc. (a)	29,400	393,666
JoS. A. Bank Clothiers, Inc. (a)	22,200	1,129,536
Sally Beauty Holdings, Inc. (a)	42,350	593,323

		2,116,525

Trading Companies & Distributors – 2.5%
Kaman Corp.	14,300	503,360
Rush Enterprises, Inc., Class A (a)	28,600	566,280

		1,069,640

Total Investments (Cost – $37,222,129*) – 122.9%		51,624,691
Liabilities in Excess of Other Assets – (22.9)%		(9,608,965)

Net Assets – 100.0%		$42,015,726

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$38,261,913

Gross unrealized appreciation	$14,059,195
Gross unrealized depreciation	(696,417)

Net unrealized appreciation	$13,362,778

(a)	Non-income producing security.

See Notes to Financial Statements.

8	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Schedule of Investments (Liquidation Basis) (concluded)

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,028,081	(1,028,081)	–	$6	$1,111
BlackRock Liquidity Series LLC, Money Market Series	$3,725,500	$(3,725,500)	–	–	$834

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$51,624,691	–	–	$51,624,691

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	9

Statement of Assets and Liabilities (Liquidation Basis)

March 31, 2011 (Unaudited)
Assets
Investments at value (cost – $37,222,129)	$51,624,691
Dividends receivable	58,571
Receivable from advisor	7,404
Capital shares sold receivable	2,766
Prepaid expenses	47,272

Total assets	51,740,704

Liabilities
Capital shares redeemed payable	9,393,151
Bank overdraft	207,346
Investment advisory fees payable	37,752
Service and distribution fees payable	7,044
Other affiliates payable	5,085
Officer’s and Trustees’ fees payable	1,176
Other accrued expenses payable	73,424

Total liabilities	9,724,978

Net Assets	$42,015,726

Net Assets Consist of
Paid-in capital	$45,655,728
Accumulated net investment loss	(106,320)
Accumulated net realized loss	(17,936,244)
Net unrealized appreciation/depreciation	14,402,562

Net Assets	$42,015,726

Net Asset Value
Institutional – Based on net assets of $10,062,970 and 539,492 shares outstanding, unlimited number of shares authorized, $0.001 par value	$18.65

Service – Based on net assets of $223,395 and 12,173 shares outstanding, unlimited number of shares authorized, $0.001 par value	$18.35

Investor A – Based on net assets of $16,374,714 and 904,813 shares outstanding, unlimited number of shares authorized, $0.001 par value	$18.10

Investor B – Based on net assets of $2,715,054 and 157,690 shares outstanding, unlimited number of shares authorized, $0.001 par value	$17.22

Investor C – Based on net assets of $12,639,593 and 735,421 shares outstanding, unlimited number of shares authorized, $0.001 par value	$17.19

See Notes to Financial Statements.

10	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Statement of Operations (Liquidation Basis)

Six Months Ended March 31, 2011 (Unaudited)
Investment Income
Dividends	$468,429
Dividends – affiliated	1,111
Securities lending – affiliated	834

Total income	470,374

Expenses
Investment advisory	337,287
Service and distribution – class specific	104,354
Transfer agent – class specific	77,275
Professional	27,103
Administration	25,297
Registration	22,736
Custodian	8,585
Administration – class specific	8,523
Printing	7,248
Officer and Trustees	2,380
Miscellaneous	7,527
Recoupment of past waived fees – class specific	917

Total expenses	629,232
Less fees waived by advisor	(8,207)
Less administration fees waived	(312)
Less administration fees waived – class specific	(6,272)
Less distribution fees waived – class specific	(9,932)
Less transfer agent fees waived – class specific	(480)
Less transfer agent fees reimbursed – class specific	(15,126)
Less expenses reimbursed by advisor	(1,944)

Total expenses after fees waived and reimbursed	586,959

Net investment loss	(116,585)

Realized and Unrealized Gain
Net realized gain from investments	8,536,451
Net change in unrealized appreciation/depreciation on investments	6,193,325

Total realized and unrealized gain	14,729,776

Net Increase in Net Assets Resulting from Operations	$14,613,191

See Notes to Financial Statements.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011[1] (Unaudited)	Year Ended September 30, 2010
Operations
Net investment loss	$(116,585)	$(620,791)
Net realized gain	8,536,451	11,397,426
Net change in unrealized appreciation/depreciation	6,193,325	(3,138,950)

Net increase in net assets resulting from operations	14,613,191	7,637,685

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(59,162,173)	3,214,075

Redemption Fees
Redemption fees	17,039	668

Net Assets
Total increase (decrease) in net assets	(44,531,943)	10,852,428
Beginning of period	86,547,669	75,695,241

End of period	$42,015,726	$86,547,669

Undistributed (Accumulated) net investment income (loss)	$(106,320)	$10,265

[1]	Liquidation basis.

See Notes to Financial Statements.

12	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Financial Highlights

Institutional Shares							Service Shares
Six Months Ended March 31, 2011[1]		Year Ended September 30,					Six Months Ended March 31, 2011[1]		Year Ended September 30,
(Unaudited)		2010	2009	2008	2007	2006	(Unaudited)		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$15.08	$13.71	$15.86	$21.21	$18.50	$17.62	$14.86		$13.55	$15.73	$21.05	$18.41	$17.59

Net investment income (loss)[2]	0.01	(0.06)	(0.01)	(0.05)	(0.13)	(0.12)	(0.03)		(0.10)	(0.07)	(0.09)	(0.18)	(0.18)
Net realized and unrealized gain (loss)[3]	3.56	1.43	(2.14)	(3.63)	3.15	1.30	3.52		1.41	(2.11)	(3.61)	3.13	1.30

Net increase (decrease) from investment operations	3.57	1.37	(2.15)	(3.68)	3.02	1.18	3.49		1.31	(2.18)	(3.70)	2.95	1.12

Distributions from net realized gain	–	–	–	(1.67)	(0.31)	(0.30)	–		–	–	(1.62)	(0.31)	(0.30)

Net asset value, end of period	$18.65	$15.08	$13.71	$15.86	$21.21	$18.50	$18.35		$14.86	$13.55	$15.73	$21.05	$18.41

Total Investment Return4,5
Based on net asset value	23.67%[6]	9.99%	(13.56)%	(18.37)%	16.46%	6.81%	23.49	%6	9.67%	(13.86)%	(18.59)%	16.15%	6.47%

Ratios to Average Net Assets
Total expenses	1.45%[7]	1.40%	1.48%	1.40%	1.38%	1.47%	1.75%[7]		1.73%	1.88%	1.64%	1.59%	1.64%

Total expenses excluding recoupment of past waived fees	1.45%[7]	1.40%	1.48%	1.40%	1.38%	1.47%	1.75%[7]		1.73%	1.81%	1.64%	1.59%	1.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[7]	1.34%	1.32%	1.30%	1.30%	1.30%	1.65%[7]		1.65%	1.60%	1.58%	1.57%	1.60%

Net investment income (loss)	0.09%[7]	(0.40)%	(0.07)%	(0.26)%	(0.62)%	(0.68)%	(0.31)%[7]		(0.72)%	(0.61)%	(0.51)%	(0.88)%	(0.99)%

Supplemental Data
Net assets, end of period (000)	$10,063	$54,065	$38,592	$38,685	$33,707	$24,172	$223		$257	$256	$3,430	$4,909	$2,776

Portfolio turnover	25%	119%	158%	103%	103%	111%	25%		119%	158%	103%	103%	111%

[1]	Liquidation basis.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	13

Financial Highlights (continued)

	Investor A Shares
	Six Months Ended March 31, 2011[1] (Unaudited)	Year Ended September 30,

		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.66	$13.40	$15.57	$20.86	$18.27	$17.49

Net investment loss[2]	(0.04)	(0.12)	(0.06)	(0.12)	(0.21)	(0.20)
Net realized and unrealized gain (loss)[3]	3.48	1.38	(2.11)	(3.58)	3.11	1.28

Net increase (decrease) from investment operations.	3.44	1.26	(2.17)	(3.70)	2.90	1.08

Distributions from net realized gain	–	–	–	(1.59)	(0.31)	(0.30)

Net asset value, end of period	$18.10	$14.66	$13.40	$15.57	$20.86	$18.27

Total Investment Return[4,5]
Based on net asset value	23.47%[6]	9.40%	(13.94)%	(18.74)%	16.00%	6.28%

Ratios to Average Net Assets
Total expenses	1.92%[7]	1.98%	2.11%	1.90%	1.80%	1.90%

Total expenses excluding recoupment of past waived fees	1.92%[7]	1.97%	2.09%	1.90%	1.80%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.81%[7]	1.82%	1.78%	1.76%	1.74%	1.73%

Net investment loss	(0.47)%[7]	(0.87)%	(0.54)%	(0.69)%	(1.06)%	(1.11)%

Supplemental Data
Net assets, end of period (000)	$16,375	$16,093	$16,995	$23,687	$29,070	$20,973

Portfolio turnover	25%	119%	158%	103%	103%	111%

	Investor B Shares
	Six Months Ended March 31, 2011[1] (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.00	$12.89	$15.09	$20.23	$17.87	$17.24

Net investment loss[2]	(0.09)	(0.22)	(0.14)	(0.24)	(0.36)	(0.33)
Net realized and unrealized gain (loss)[3]	3.31	1.33	(2.06)	(3.48)	3.03	1.26

Net increase (decrease) from investment operations	3.22	1.11	(2.20)	(3.72)	2.67	0.93

Distributions from net realized gain	–	–	–	(1.42)	(0.31)	(0.30)

Net asset value, end of period	$17.22	$14.00	$12.89	$15.09	$20.23	$17.87

Total Investment Return[4,5]
Based on net asset value	23.00%[6]	8.61%	(14.58)%	(19.36)%	15.06%	5.49%

Ratios to Average Net Assets
Total expenses	2.64%[7]	2.67%	2.81%	2.60%	2.57%	2.55%

Total expenses excluding recoupment of past waived fees	2.61%[7]	2.66%	2.80%	2.60%	2.57%	2.55%

Total expenses after fees waived, reimbursed and paid indirectly	2.47%[7]	2.59%	2.54%	2.51%	2.51%	2.49%

Net investment loss	(1.12)%[7]	(1.65)%	(1.30)%	(1.42)%	(1.84)%	(1.87)%

Supplemental Data
Net assets, end of period (000)	$2,715	$2,565	$3,547	$5,724	$8,956	$8,326

Portfolio turnover	25%	119%	158%	103%	103%	111%

See Notes to Financial Statements.

14	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Financial Highlights (concluded)

	Investor C Shares
	Six Months Ended March 31, 2011[1] (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.97	$12.86	$15.07	$20.25	$17.87	$17.23

Net investment loss[2]	(0.09)	(0.22)	(0.14)	(0.24)	(0.35)	(0.32)
Net realized and unrealized gain (loss)[3]	3.31	1.33	(2.07)	(3.47)	3.04	1.26

Net increase (decrease) from investment operations	3.22	1.11	(2.21)	(3.71)	2.69	0.94

Distributions from net realized gain	–	–	–	(1.47)	(0.31)	(0.30)

Net asset value, end of period	$17.19	$13.97	$12.86	$15.07	$20.25	$17.87

Total Investment Return[4,5]
Based on net asset value	23.05%[6]	8.63%	(14.67)%	(19.34)%	15.17%	5.55%

Ratios to Average Net Assets
Total expenses	2.65%[7]	2.63%	2.90%	2.60%	2.54%	2.48%

Total expenses excluding recoupment of past waived fees	2.64%[7]	2.63%	2.88%	2.60%	2.54%	2.48%

Total expenses after fees waived, reimbursed and paid indirectly	2.48%[7]	2.59%	2.54%	2.50%	2.48%	2.44%

Net investment loss	(1.11)%[7]	(1.65)%	(1.30)%	(1.43)%	(1.81)%	(1.81)%

Supplemental Data
Net assets, end of period (000)	$12,640	$13,568	$16,305	$26,187	$32,677	$26,151

Portfolio turnover	25%	119%	158%	103%	103%	111%

[1]	Liquidation basis.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	15

Notes to Financial Statements (Liquidation Basis) (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of March 31, 2011, the Trust had 25 series. These financial statements relate to one series of the Trust, BlackRock Small Cap Core Equity Portfolio (the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

On February 15, 2011, the Trust’s Board of Trustees (the “Board”) approved a proposal to close the Fund to new investors and liquidate the Fund. Effective February 23, 2011, the Fund no longer accepted orders from new investors or existing shareholders to purchase Fund shares. On April 27, 2011, all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at net asset value on the date of liquidation, and the Fund will then be terminated. In connection with liquidation, the Fund adopted the liquidation basis of accounting, which among other things, requires the Fund to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Fund to the extent that they are reasonably determinable.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

16	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (Liquidation Basis) (continued)

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividends on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays an advisory fee at an annual rate of 1.00% of average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. This amount is included in fees waived by advisor and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended March 31, 2011, the Manager waived $7,703 of investment advisory fees for the Fund which is included in fees waived by advisor. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.34%
Service	1.65%
Investor A	1.82%
Investor B	2.60%
Investor C	2.60%
Class R1	2.26%

[1]	There were no shares outstanding as of March 31, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations. For the six months ended March 31, 2011, the Manager waived $504.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	17

Notes toFinancial Statements (Liquidation Basis) (continued)

reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2011, the Manager recouped the following waivers previously recorded by the Fund:

Recoupment of Past Waived Fees
Share Classes
Institutional	$46
Investor B	433
Investor C	438

Total	$917

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,
2011	2012	2013
$173,105	$60,877	$31,839

These amounts will expire once the Fund liquidates.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75	%*
Investor C	0.25%	0.75	%*

*	Effective March 1, 2011, BlackRock began waiving all distribution fees in connection with the liquidation.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares is $547.

For the six months ended March 31, 2011, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares of $1,762 and $422, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2011, the Fund paid $4,206 to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Share Classes
Institutional	$102
Service	9
Investor A	354
Investor B	84
Investor C	594

Total	$1,143

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived — class specific in the Statement of Operations. For the six months ended March 31, 2011, the Fund paid $16,188 to affiliates in return for these services, which are included in administration and administration — class specific in the Statement of Operations.

18	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (Liquidation Basis) (continued)

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending – affiliated in the Statement of Operations. For the six months ended March 31, 2011, BIM received $185 in securities lending agent fees related to securities lending activities for the Fund.

For the six months ended March 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of the Fund and any associated waivers or reimbursements of those expenses:

Administration Fees
Share Classes
Institutional	$4,282
Service	32
Investor A	2,139
Investor B	343
Investor C	1,727

Total	$8,523

Affiliates earned $2,251, in administration fees which are included in administration – class specific in the Statement of Operations.

Administration Fees Waived
Share Classes
Institutional	$3,619
Service	32
Investor A	2,104
Investor B	44
Investor C	473

Total	$6,272

Service and Distribution Fees
Share Classes
Service.	$308
Investor A	21,392
Investor B	13,702
Investor C	68,952

Total	$104,354

Distribution Fees Waived
Share Classes
Investor B	$1,728
Investor C	8,204

Total	$9,932

Transfer Agent Fees
Share Classes
Institutional	$23,822
Service	220
Investor A	28,625
Investor B	3,730
Investor C	20,878

Total	$77,275

Affiliates earned $5,349, in transfer agent fees which are included in transfer agent – class specific in the Statement of Operations.

Transfer Agent Fees Waived
Share Classes
Institutional	$96
Service	8
Investor A	354
Investor B	1
Investor C	21

Total	$480

Transfer Agent Fees Reimbursed
Share Classes
Institutional	$11,510
Service	48
Investor A	3,544
Investor C	24

Total	$15,126

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2011, were $16,889,681 and $66,430,609, respectively.

4. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	19

Notes to Financial Statements (Liquidation Basis) (continued)

of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended March 31, 2011.

5. Capital Loss Carryforwards:

As of September 30, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,
2016	$461,113
2017	17,481,071
2018	7,480,462

Total	$25,422,646

Due to the liquidation of the Fund, the capital loss carryforwards were available to offset realized capital gains through the liquidation date.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of March 31, 2011, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Institutional
Shares sold	417,173	$7,074,779	2,468,334	$35,515,343
Shares redeemed	(3,462,920)	(58,710,229)	(1,697,783)	(24,641,856)

Net increase (decrease)	(3,045,747)	$(51,635,450)	770,551	$10,873,487

Service
Shares sold	–	–	2,086	$30,150
Shares redeemed	(5,142)	$(86,700)	(3,666)	(53,456)

Net decrease	(5,142)	$(86,700)	(1,580)	$(23,306)

20	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (Liquidation Basis) (concluded)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	103,886	$1,692,593	281,216	$3,981,793
Shares redeemed	(296,674)	(4,965,823)	(452,299)	(6,378,687)

Net decrease	(192,788)	$(3,273,230)	(171,083)	$(2,396,894)

Investor B
Shares sold	1,674	$25,445	2,530	$34,115
Shares redeemed and automatic conversion of shares	(27,231)	(439,283)	(94,556)	(1,300,717)

Net decrease	(25,557)	$(413,838)	(92,026)	$(1,266,602)

Investor C
Shares sold	42,368	$663,768	108,656	$1,499,251
Shares redeemed	(278,092)	(4,416,723)	(405,284)	(5,471,861)

Net decrease	(235,724)	$(3,752,955)	(296,628)	$(3,972,610)

Until April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees were collected and retained by the Fund for the benefit of their remaining shareholders. The redemption fees were recorded as a credit to paid-in capital.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements as completed through the date the financial statements were issued and the following item was noted:

As described in Note 1, on April 27, 2011, the net assets of the Fund were liquidated and each investor’s shares were redeemed at net asset value.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	21

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

John Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian PFPC Trust Company Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Trust.

22	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	23

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

24	BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio BlackRock

Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Municipal Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund		BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
			2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO	MARCH 31, 2011	25

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY2-3/11-SAR

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock FundsSM

▶	BlackRock Mid-Cap Growth Equity Portfolio
▶	BlackRock Mid-Cap Value Equity Portfolio
▶	BlackRock Small Cap Growth Equity Portfolio
▶	BlackRock Small/Mid-Cap Growth Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higherrisk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund posted positive double-digit returns, but underperformed its benchmark, the Russell Midcap Growth Index, for the six-month period.

What factors influenced performance?

•

Strong stock selection in the energy sector was the most significant contributor to relative returns during the period. In particular, holdings of coal companies Massey Energy Co. and CONSOL Energy, Inc. both rose significantly on increased foreign demand and higher prices for the commodity in the export markets. Massey Energy Co. finished the sixmonth period up more than 90% on the announcement of a board review of strategic alternatives, followed by the acquisition of the company by Alpha Natural Resources, Inc. Energy equipment & services provider Superior Energy Services, Inc. jumped more than 50% due to increased drilling activity across the industry. Positive stock selection within industrials also slightly benefited overall returns. The Fund’s holdings of construction & engineering company Fluor Corp. benefited from increased oil and gas projects, boosting the stock more than 45%. Elsewhere within the portfolio, data processing company Alliance Data Systems Corp. moved up more than 30% due to the continued growth of the company’s air miles loyalty program and private-label credit card business.

•

Stock selection in the information technology (IT) and consumer discretionary sectors held back relative returns during the six-month period. Within IT, the IT services industry was the most notable detractor from performance. Genpact sold off more than 15% after posting disappointing financial results and lowering expectations due to contract delays. Mortgage processing company Lender Processing Services, Inc. finished flat for the period as questions surrounding the home foreclosure documentation process for the industry continued to weigh on the stock. Within consumer discretionary, movie producer DreamWorks Animation SKG, Inc. did not participate in the market rally, finishing down nearly 10%. Media content provider CKX, Inc. continued to lag the broader sector due to uncertainty around a potential new contract for the company’s American Idol franchise. The most significant detractor within consumer discretionary, despite a significant rally during the month of December, was instant lottery ticket provider Scientific Games Corp. The stock was down close to 10% as investors awaited improved results from the company’s China lottery business.

Describe recent portfolio activity.

•	During the six-month period, we increased the Fund’s overall weighting in the energy sector, while reducing the overall weighting in financials.

Describe Fund positioning at period end.

•

At period end, the Fund’s largest overweight relative to the Russell Midcap Growth Index was in the IT sector, while its most significant underweight was in financials. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where we are finding individual opportunities in the mid-cap growth universe.

•

On March 14, 2011, the Board of Trustees of the Trust approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Small/Mid-Cap Growth Portfolio in exchange for newly issued shares of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Lincare Holdings, Inc.	2%
Celanese Corp., Series A	2
Fluor Corp.	2
Plains Exploration & Production Co.	2
Alliance Data Systems Corp.	2
BE Aerospace, Inc.	2
Lear Corp.	2
NetLogic Microsystems, Inc.	2
AMETEK, Inc.	2
Massey Energy Co.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	26%
Consumer Discretionary	19
Industrials	18
Health Care	15
Energy	9
Materials	7
Financials	4
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization growth companies, which the portfolio management team believes have above-average earnings growth potential.

[3]

An index that consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	20.39%	14.85%	N/A	3.25%	N/A	3.64%	N/A
Service	20.19	14.36	N/A	2.92	N/A	3.32	N/A
Investor A	20.06	14.38	8.35%	2.78	1.67%	3.16	2.60%
Investor B	19.67	13.52	9.02	2.00	1.63	2.55	2.55
Investor C	19.78	13.51	12.51	2.02	2.02	2.42	2.42
Class R	20.10	14.30	N/A	2.74	N/A	3.11	N/A
Russell Midcap Growth Index	22.97	26.60	N/A	4.93	N/A	6.94	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,203.90	$6.15	$1,000.00	$1,019.35	$5.64	1.12%
Service	$1,000.00	$1,201.90	$8.67	$1,000.00	$1,017.05	$7.95	1.58%
Investor A	$1,000.00	$1,200.60	$8.56	$1,000.00	$1,017.15	$7.85	1.56%
Investor B	$1,000.00	$1,196.70	$13.03	$1,000.00	$1,013.06	$11.94	2.38%
Investor C	$1,000.00	$1,197.80	$12.66	$1,000.00	$1,013.41	$11.60	2.31%
Class R	$1,000.00	$1,201.00	$9.05	$1,000.00	$1,016.70	$8.30	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	5

Fund Summary as of March 31, 2011	BlackRock Mid-Cap Value Equity Portfolio

Investment Objective

BlackRock Mid-Cap Value Equity Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund delivered strong, double-digit returns for the six-month period. The Fund’s Institutional, Service and Investor A Shares slightly outperformed the benchmark Russell Midcap Value Index, while the Fund’s Investor B, Investor C and Class R Shares slightly underperformed.

What factors influenced performance?

•

The materials sector performed well during the period as end demand, primarily from China, outpaced supply, resulting in commodity prices hitting multi-year highs. The Fund benefited from positive stock selection in the sector, particularly among metals & mining names, including Walter Energy, Inc., Coeur d’Alene Mines Corp. and Freeport-McMoRan Copper & Gold, Inc. all of which experienced significant price appreciation due to expanding margins and a positive outlook for commodities. In consumer discretionary, select investments in the hotels, restaurants & leisure, media and auto components industries contributed positively to the Fund’s performance relative to the benchmark. Notable performers were Vail Resorts, Inc., Cablevision Systems Corp. and Dana Holding Corp., all of which benefited from accelerated growth in consumer confidence and spending, especially in the United States. Elsewhere in the Fund, a position in health care provider Tenet Healthcare Corp. boosted returns as shares jumped over 50% in late 2010 on the announcement that Community Health Systems made an offer to acquire the company.

•

Detracting from performance was stock selection in the financials sector, where holdings in real estate investment trusts (“REITs”) and diversified financial services names weighed on returns. The Fund’s underweight relative to the benchmark in the energy sector hindered performance as the sector outpaced the broader market due to surging oil prices on the back of political turmoil in the Middle East and North Africa and growing energy demand from emerging markets. In the industrials sector, falling share prices of private prison operator Corrections Corp. of America and waste management provider Republic Services, Inc. hurt returns.

Describe recent portfolio activity.

•

During the six-month period, we increased exposure to the consumer discretionary sector by adding to positions in the auto components and hotels, restaurants & leisure industries. We also increased the Fund’s allocations to consumer finance and thrifts & mortgage finance stocks in financials and food products manufacturers in consumer staples. We reduced exposure to the IT sector, particularly in semiconductor and electronic equipment-related names. In energy, we took advantage of the opportunity to sell Atlas Energy, Inc. and QEP Resources, Inc. on strength.

Describe Fund positioning at period end.

•

Looking ahead, we continue to believe there are strong catalysts for stock prices in 2011, including an improving economy, strong corporate profit margins and increased merger and acquisition activity. However, we remain balanced as both the housing and labor markets remain challenged and expanding unrest in the oil-producing regions of the Middle East and North Africa can put upward pressure on oil prices, hampering global growth. Given this backdrop, the Fund maintains a fairly neutral position with a bias toward a gradual economic recovery. At period end, the Fund’s most notable overweights relative to the benchmark Russell Midcap Value Index were in the information technology, consumer discretionary, and materials sectors, while notable underweights were in energy, financials and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Hertz Global Holdings, Inc.	2%
Westar Energy, Inc.	1
Alpha Natural Resources, Inc.	1
American Electric Power Co., Inc.	1
Denbury Resources, Inc.	1
American Water Works Co., Inc.	1
Macy’s, Inc.	1
Wisconsin Energy Corp.	1
Newfield Exploration Co.	1
Mack-Cali Realty Corp.	1

Sector Allocation	Percent of Long-Term Investments

Financials	27%
Consumer Discretionary	13
Industrials	12
Energy	10
Utilities	9
Information Technology	9
Consumer Staples	8
Materials	7
Health Care	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization value companies.
[3]

An index that consists of the bottom 800 securities of the Russell 1000 Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	20.89%	19.53%	N/A	4.76%	N/A	8.81%	N/A
Service	20.65	19.15	N/A	4.46	N/A	8.49	N/A
Investor A	20.68	19.17	12.94%	4.46	3.35%	8.48	7.90%
Investor B	20.20	18.29	13.79	3.67	3.35	7.87	7.87
Investor C	20.16	18.24	17.24	3.65	3.65	7.70	7.70
Class R	20.53	18.88	N/A	4.55	N/A	8.62	N/A
Russell Midcap Value Index	20.57	22.26	N/A	4.04	N/A	9.24	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,208.90	$5.34	$1,000.00	$1,020.09	$4.89	0.97%
Service	$1,000.00	$1,206.50	$7.10	$1,000.00	$1,018.50	$6.49	1.29%
Investor A	$1,000.00	$1,206.80	$7.10	$1,000.00	$1,018.50	$6.49	1.29%
Investor B	$1,000.00	$1,202.00	$11.31	$1,000.00	$1,014.66	$10.35	2.06%
Investor C	$1,000.00	$1,201.60	$11.31	$1,000.00	$1,014.66	$10.35	2.06%
Class R	$1,000.00	$1,205.30	$9.07	$1,000.00	$1,016.70	$8.30	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	7

Fund Summary as of March 31, 2011	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund posted positive double-digit returns, but underperformed its benchmark, the Russell 2000 Growth Index, for the six-month period.

What factors influenced performance?

•

Positive stock selection in materials, consumer staples and health care sectors contributed to relative performance. In particular, stock selection within materials was the most notable contributor to performance during the six-month period. The Fund’s holdings of Georgia Gulf Corp. rose more than 120% on increasing demand for the company’s polyvinyl chloride (PVC) products.Within consumer staples, water filtration company Heckmann Corp. jumped 30% on improving fundamentals within the company’s water treatment pipeline business in natural gas shale plays. Stock selection within health care also continues to generate returns. The most significant overall contributor to the portfolio was Jazz Pharmaceuticals, Inc., which spiked more than 190% during the period and continues to pass through price increases along with growing volumes for its narcolepsy drug.

•

Conversely, stock selection in the information technology (IT) and consumer discretionary sectors held back relative returns during the sixmonth period. Stock selection within IT was the most significant detractor to relative returns. High-conviction holding ExlService Holdings, Inc. was up more than 8%, but trailed the return of the IT sector within the benchmark index. Communications equipment provider Finisar Corp. fell sharply, finishing down 40% after announcing customer delays in the optical equipment space. Casino services provider Global Cash Access Holdings, Inc. also disappointed upon losing a large customer contract. Within consumer discretionary, media content provider CKX, Inc. continued to lag the broader sector due to uncertainty around a potential new contract for the company’s American Idol franchise. Elsewhere in consumer discretionary, instant lottery ticket provider Scientific Games Corp. was down close to 10% as investors awaited improved results from the company’s China lottery business.

Describe recent portfolio activity.

•	During the six-month period, we increased the Fund’s overall weighting in the industrials sector, while reducing its overall weighting in consumer discretionary.

Describe Fund positioning at period end.

•

At period end, the Fund’s largest overweight relative to the Russell 2000 Growth Index was in the energy sector, while its most significant underweight was in IT. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where we are finding individual opportunities in the small-cap growth universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

ExlService Holdings, Inc.	2%
Lincare Holdings, Inc.	2
Heckmann Corp.	2
Cubist Pharmaceuticals, Inc.	2
Dollar Financial Corp.	2
SuccessFactors, Inc.	2
Energy XXI Bermuda Ltd.	2
Chicago Bridge & Iron Co. NV	2
International Coal Group, Inc.	2
The Corporate Executive Board Co.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	27%
Health Care	20
Consumer Discretionary	17
Industrials	16
Energy	8
Materials	5
Financials	4
Consumer Staples	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in the equity securities of US small capitalization companies (market capitalizations between approximately $39 million to $2.536 billion as of June 30, 2010), which the portfolio management team believes offer superior prospects for growth.

[3]	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	27.57%	20.49%	N/A	5.76%	N/A	5.54%	N/A
Service	27.42	20.20	N/A	5.50	N/A	5.27	N/A
Investor A	27.34	20.08	13.77%	5.36	4.23%	5.13	4.57%
Investor B	26.79	19.00	14.50	4.41	4.08	4.46	4.46
Investor C	26.75	18.96	17.96	4.38	4.38	4.26	4.26
Russell 2000 Growth Index	27.93	31.04	N/A	4.34	N/A	6.44	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,275.70	$4.43	$1,000.00	$1,021.04	$3.93	0.78%
Service	$1,000.00	$1,274.20	$6.12	$1,000.00	$1,019.55	$5.44	1.08%
Investor A	$1,000.00	$1,273.40	$6.57	$1,000.00	$1,019.15	$5.84	1.16%
Investor B	$1,000.00	$1,267.90	$11.25	$1,000.00	$1,015.01	$10.00	1.99%
Investor C	$1,000.00	$1,267.50	$12.15	$1,000.00	$1,014.21	$10.80	2.15%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	9

Fund Summary as of March 31, 2011	BlackRock Small/Mid-Cap Growth Portfolio

Investment Objective

BlackRock Small/Mid-Cap Growth Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund posted positive double-digit returns, but underperformed its benchmark, the Russell 2500 Growth Index, for the six-month period.

What factors influenced performance?

•

Positive stock selection within materials and industrials sectors contributed to relative performance during the six-month period. In particular, stock selection within materials was the most notable contributor to performance. The Fund’s holdings of Georgia Gulf Corp. rose more than 120% on increasing demand for the company’s polyvinyl chloride (PVC) products. Within industrials, outsourcing provider Sykes Enterprises, Inc. jumped 30% after posting strong earnings results toward the higher end of management’s expectations. The Fund’s holdings of construction & engineering company Fluor Corp. benefited from increased oil and gas projects, boosting the stock more than 49% during the quarter. Elsewhere within the portfolio, water filtration company Heckmann Corp. jumped more than 65% on improving fundamentals within the company’s water treatment pipeline business in natural gas shale plays. Also, coal producer Massey Energy Co. finished up the six-month period more than 90% on the announcement of a board review of strategic alternatives, followed by the pending acquisition of the company by Alpha Natural Resources, Inc.

•

Conversely, stock selection within the consumer discretionary and information technology (IT) sectors held back relative returns during the sixmonth period. Stock selection within the consumer discretionary sector was the most significant detractor from performance. Media content provider CKX, Inc. continued to lag the broader sector due to uncertainty around a potential new contract for the company’s American Idol franchise. Elsewhere in consumer discretionary, instant lottery ticket provider Scientific Games Corp. was down close to 10% as investors awaited improved results from the company’s China lottery business. Within IT, high-conviction holding ExlService Holdings, Inc. was up more than 8%, but trailed the return of the IT sector within the benchmark index. Communications equipment provider Finisar Corp. fell sharply, finishing down 40% after announcing customer delays in the optical equipment space. Casino services provider Global Cash Access Holdings, Inc. also disappointed upon losing a large customer contract.

Describe recent portfolio activity.

•	During the six-month period, we decreased the Fund’s overall weighting in the IT sector, while reducing its overall weighting in financials.

Describe Fund positioning at period end.

•

At period end, the Fund’s largest overweight relative to the Russell 2500 Growth Index was in energy sector, while the most significant underweight was in financials. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where we are finding individual opportunities in the small/mid-cap growth universe.

•

On March 14, the Board of Trustees of the Trust approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Mid-Cap Growth Equity Portfolio will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Mid-Cap Growth Equity Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
ExlService Holdings, Inc.	2%
Celanese Corp., Series A	2
Lincare Holdings, Inc.	2
Cubist Pharmaceuticals, Inc.	2
Heckmann Corp.	2
NetLogic Microsystems, Inc.	2
Alliance Data Systems Corp.	2
Chicago Bridge & Iron Co. NV	1
NxStage Medical, Inc.	1
Energy XXI Bermuda Ltd.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	23%
Industrials	19
Health Care	17
Consumer Discretionary	16
Energy	10
Materials	9
Financials	3
Consumer Staples	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Small/Mid-Cap Growth Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal market conditions, the Fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.
[3]	An index composed of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	25.86%	17.10%	N/A	1.73%	N/A	6.67%	N/A
Investor A	25.64	16.70	10.58%	1.45	0.37%	6.36	5.79%
Investor B	25.17	15.80	11.30	0.67	0.36	5.75	5.75
Investor C	25.14	15.78	14.78	0.66	0.66	5.61	5.61
Class R	25.53	16.37	N/A	1.18	N/A	6.06	N/A
Russell 2500 Growth Index	27.41	30.08	N/A	5.25	N/A	7.54	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,258.60	$6.14	$1,000.00	$1,019.50	$5.49	1.09%
Investor A	$1,000.00	$1,256.40	$7.82	$1,000.00	$1,018.00	$6.99	1.39%
Investor B	$1,000.00	$1,251.70	$12.13	$1,000.00	$1,014.16	$10.85	2.16%
Investor C	$1,000.00	$1,251.40	$12.12	$1,000.00	$1,014.16	$10.85	2.16%
Class R	$1,000.00	$1,255.30	$9.45	$1,000.00	$1,016.55	$8.45	1.68%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Mid-Cap Growth Equity Portfolio’s and BlackRock Small/Mid-Cap Growth Portfolio’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees. Prior to July 30, 2010, BlackRock Mid-Cap Value Equity Portfolio’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. BlackRock Small Cap Growth Equity Portfolio and BlackRock Small/Mid- Cap Growth Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Mid-Cap Value Equity and BlackRock Small/ Mid-Cap Growth Portfolios for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Funds on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 3.1%
BE Aerospace, Inc. (a)	122,200	$4,341,766
Precision Castparts Corp.	25,100	3,694,218

		8,035,984

Auto Components – 2.6%
The Goodyear Tire & Rubber Co. (a)	156,200	2,339,876
Lear Corp.	87,800	4,290,786

		6,630,662

Biotechnology – 2.8%
BioMarin Pharmaceutical, Inc. (a)	51,800	1,301,734
Cubist Pharmaceuticals, Inc. (a)	124,500	3,142,380
Dendreon Corp. (a)	70,600	2,642,558

		7,086,672

Capital Markets – 1.2%
Lazard Ltd., Class A	71,100	2,956,338

Chemicals – 5.3%
Agrium, Inc.	39,300	3,625,818
Ashland, Inc.	46,500	2,685,840
Celanese Corp., Series A	127,000	5,634,990
Solutia, Inc. (a)	68,300	1,734,820

		13,681,468

Commercial Banks – 0.5%
SVB Financial Group (a)	23,400	1,332,162

Commercial Services & Supplies – 1.5%
Copart, Inc. (a)	31,500	1,364,895
IESI-BFC Ltd.	96,700	2,453,279

		3,818,174

Communications Equipment – 3.3%
Aruba Networks, Inc. (a)	71,400	2,416,176
Ciena Corp. (a)(b)	148,100	3,844,676
Finisar Corp. (a)	31,700	779,820
Polycom, Inc. (a)	25,100	1,301,435

		8,342,107

Computers & Peripherals – 2.4%
NetApp, Inc. (a)	66,900	3,223,242
Western Digital Corp. (a)	80,800	3,013,032

		6,236,274

Construction & Engineering – 3.1%
Fluor Corp.	72,800	5,362,448
Jacobs Engineering Group, Inc. (a)	52,000	2,674,360

		8,036,808

Containers & Packaging – 0.9%
Owens-Illinois, Inc. (a)	75,800	2,288,402

Diversified Financial Services – 0.5%
IntercontinentalExchange, Inc. (a)	10,300	1,272,462

Electrical Equipment – 1.6%
AMETEK, Inc.	95,700	4,198,359

Electronic Equipment, Instruments & Components – 1.4%
Amphenol Corp., Class A	66,400	3,611,496

Energy Equipment & Services – 2.6%
Dril-Quip, Inc. (a)	17,000	1,343,510
Superior Energy Services, Inc. (a)	67,300	2,759,300
Weatherford International Ltd. (a)	107,500	2,429,500

		6,532,310

Food & Staples Retailing – 2.5%
Safeway, Inc.	107,000	2,518,780
Whole Foods Market, Inc.	60,000	3,954,000

		6,472,780

Health Care Equipment & Supplies – 2.7%
Boston Scientific Corp. (a)	408,500	2,937,115
CareFusion Corp. (a)	74,100	2,089,620
NxStage Medical, Inc. (a)	85,200	1,872,696

		6,899,431

Health Care Providers & Services – 3.8%
AmerisourceBergen Corp.	62,000	2,452,720
Health Net, Inc. (a)	42,600	1,393,020
Lincare Holdings, Inc.	196,950	5,841,537

		9,687,277

Health Care Technology – 0.5%
SXC Health Solutions Corp. (a)	25,400	1,391,920

Hotels, Restaurants & Leisure – 5.3%
The Cheesecake Factory, Inc. (a)	79,500	2,392,155
Darden Restaurants, Inc.	52,900	2,598,977
Scientific Games Corp., Class A (a)	354,300	3,096,582
Starwood Hotels & Resorts Worldwide, Inc.	46,600	2,708,392
Wynn Resorts Ltd.	22,200	2,824,950

		13,621,056

Household Durables – 1.4%
Stanley Black & Decker, Inc.	47,000	3,600,200

Insurance – 1.5%
Brown & Brown, Inc.	99,000	2,554,200
RenaissanceRe Holdings Ltd.	18,900	1,303,911

		3,858,111

Internet & Catalog Retail – 1.3%
priceline.com, Inc. (a)	6,800	3,443,792

IT Services – 3.7%
Alliance Data Systems Corp. (a)(b)	53,600	4,603,704
Gartner, Inc. (a)	59,900	2,496,033
Teradata Corp. (a)	25,200	1,277,640
VeriFone Systems, Inc. (a)	22,300	1,225,385

		9,602,762

Life Sciences Tools & Services – 1.5%
Agilent Technologies, Inc. (a)	57,000	2,552,460
Thermo Fisher Scientific, Inc. (a)	21,000	1,166,550

		3,719,010

Portfolio Abbreviation

ADR	America Depository Receipts

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	13

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery – 3.8%
CNH Global NV (a)	29,200	$1,417,660
Flowserve Corp.	20,100	2,588,880
Oshkosh Corp. (a)	88,000	3,113,440
Terex Corp. (a)	73,200	2,711,328

		9,831,308

Media – 1.6%
CKX, Inc. (a)	259,700	1,095,934
The Interpublic Group of Cos., Inc.	228,700	2,874,759

		3,970,693

Metals & Mining – 0.5%
Allegheny Technologies, Inc.	19,300	1,306,996

Multiline Retail – 0.9%
Nordstrom, Inc.	52,700	2,365,176

Oil, Gas & Consumable Fuels – 6.1%
CONSOL Energy, Inc.	69,200	3,711,196
International Coal Group, Inc. (a)	136,500	1,542,450
Massey Energy Co.	60,700	4,149,452
Plains Exploration & Production Co. (a)	137,100	4,967,133
SandRidge Energy, Inc. (a)	106,400	1,361,920

		15,732,151

Pharmaceuticals – 3.5%
Allergan, Inc.	35,900	2,549,618
Elan Corp. Plc - ADR (a)	539,700	3,713,136
Mylan, Inc. (a)	115,900	2,627,453

		8,890,207

Professional Services – 4.5%
The Corporate Executive Board Co.	31,700	1,279,729
IHS, Inc., Class A (a)	33,600	2,982,000
Manpower, Inc.	39,200	2,464,896
Robert Half International, Inc.	89,700	2,744,820
Verisk Analytics, Inc., Class A (a)	63,100	2,067,156

		11,538,601

Real Estate Investment Trusts (REITs) – 0.5%
DuPont Fabros Technology, Inc.	51,700	1,253,725

Semiconductors & Semiconductor Equipment – 8.7%
Analog Devices, Inc.	85,200	3,355,176
Avago Technologies Ltd.	119,400	3,713,340
Broadcom Corp., Class A	99,300	3,910,434
NetLogic Microsystems, Inc. (a)	100,567	4,225,825
NVIDIA Corp. (a)	52,400	967,304
Skyworks Solutions, Inc. (a)	92,900	3,011,818
Xilinx, Inc.	94,300	3,093,040

		22,276,937

Software – 6.2%
Check Point Software Technologies Ltd. (a)	69,700	3,558,185
Intuit, Inc. (a)	67,800	3,600,180
MICROS Systems, Inc. (a)	44,000	2,174,920
Salesforce.com, Inc. (a)	20,900	2,791,822
SuccessFactors, Inc. (a)	58,400	2,282,856
TiVo, Inc. (a)	179,900	1,575,924

		15,983,887

Specialty Retail – 3.8%
Abercrombie & Fitch Co., Class A	35,000	2,054,500
GameStop Corp., Class A (a)(b)	118,100	2,659,612
Limited Brands, Inc.	78,000	2,564,640
PetSmart, Inc.	61,400	2,514,330

		9,793,082

Textiles, Apparel & Luxury Goods – 2.5%
Coach, Inc.	51,200	2,664,448
Fossil, Inc. (a)	17,900	1,676,335
Phillips-Van Heusen Corp.	31,500	2,048,445

		6,389,228

Total Long-Term Investments (Cost – $204,625,276) – 99.6%		255,688,008

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (c)(d)	3,557,712	3,557,712

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (c)(d)(e)	$7,784	7,784,000

Total Short-Term Securities (Cost – $11,341,712) – 4.4%		11,341,712

Total Investments (Cost – $215,966,988*) – 104.0%		267,029,720
Liabilities in Excess of Other Assets – (4.0)%		(10,296,932)

Net Assets – 100.0%		$256,732,788

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$217,522,527

Gross unrealized appreciation	$58,613,331
Gross unrealized depreciation	(9,106,138)

Net unrealized appreciation	$49,507,193

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,694,176	863,536	3,557,712	$8	$5,241
BlackRock Liquidity Series, LLC Money Market Series	$12,392,250	$(4,608,250)	$7,784,000	–	$9,165

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$255,688,008	–	–	$255,688,008
Short-Term Securities	3,557,712	$7,784,000	–	11,341,712

Total	$259,245,720	$7,784,000	–	$267,029,720

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	15

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 1.0%
Orbital Sciences Corp. (a)	253,277	$4,792,001
Spirit AeroSystems Holdings, Inc., Class A (a)	307,800	7,901,226

		12,693,227

Auto Components – 3.0%
Dana Holding Corp. (a)	805,812	14,013,071
The Goodyear Tire & Rubber Co. (a)	777,800	11,651,444
Lear Corp.	269,400	13,165,578

		38,830,093

Beverages – 2.0%
Coca-Cola Enterprises, Inc.	440,800	12,033,840
Molson Coors Brewing Co., Class B	285,500	13,387,095

		25,420,935

Building Products – 0.6%
Owens Corning (a)	202,314	7,281,281

Capital Markets – 0.0%
Freedom Pay, Inc. (a)	43,051	430

Chemicals – 1.8%
Ashland, Inc.	242,700	14,018,352
Cytec Industries, Inc.	166,600	9,058,042

		23,076,394

Commercial Banks – 3.3%
Comerica, Inc.	307,000	11,273,040
M&T Bank Corp.	108,600	9,607,842
SunTrust Banks, Inc.	269,800	7,781,032
TCF Financial Corp.	271,100	4,299,646
Zions Bancorporation (b)	396,590	9,145,365

		42,106,925

Commercial Services & Supplies – 2.7%
Avery Dennison Corp.	213,000	8,937,480
Corrections Corp. of America (a)	653,300	15,940,520
Republic Services, Inc.	318,100	9,555,724

		34,433,724

Computers & Peripherals – 0.7%
Dell, Inc. (a)	635,800	9,225,458

Construction & Engineering – 1.6%
Fluor Corp.	147,800	10,886,948
Quanta Services, Inc. (a)	435,200	9,761,536

		20,648,484

Consumer Finance – 1.1%
Discover Financial Services	575,300	13,876,236

Containers & Packaging – 1.7%
Crown Holdings, Inc. (a)	361,800	13,958,244
Owens-Illinois, Inc. (a)	249,240	7,524,556

		21,482,800

Diversified Financial Services – 1.6%
NYSE Euronext, Inc.	393,200	13,828,844
PHH Corp. (a)	327,886	7,138,078

		20,966,922

Electric Utilities – 4.9%
American Electric Power Co., Inc.	514,370	18,074,962
Northeast Utilities	443,350	15,339,910

PPL Corp.	451,213	11,415,689
Westar Energy, Inc.	694,200	18,340,764

		63,171,325

Electrical Equipment – 0.4%
GrafTech International Ltd. (a)	228,800	4,720,144

Electronic Equipment, Instruments & Components – 2.2%
Ingram Micro, Inc., Class A (a)	551,000	11,587,530
Jabil Circuit, Inc.	446,884	9,129,840
TE Connectivity Ltd.	225,900	7,865,838

		28,583,208

Energy Equipment & Services – 2.2%
Cameron International Corp. (a)	237,500	13,561,250
Nabors Industries Ltd. (a)	486,900	14,792,022

		28,353,272

Food & Staples Retailing – 1.8%
The Kroger Co.	507,900	12,174,363
Safeway, Inc.	475,280	11,188,091

		23,362,454

Food Products – 2.7%
H.J. Heinz Co.	315,200	15,388,064
The J.M. Smucker Co.	161,700	11,543,763
TreeHouse Foods, Inc. (a)	130,800	7,438,596

		34,370,423

Health Care Equipment & Supplies – 1.6%
Covidien Plc	160,300	8,325,982
Hologic, Inc. (a)	283,700	6,298,140
Zimmer Holdings, Inc. (a)	93,700	5,671,661

		20,295,783

Health Care Providers & Services – 2.2%
Universal Health Services, Inc., Class B	270,300	13,355,523
WellPoint, Inc.	206,800	14,432,572

		27,788,095

Hotels, Restaurants & Leisure – 2.2%
Darden Restaurants, Inc.	240,800	11,830,504
Gaylord Entertainment Co. (a)(b)	207,500	7,196,100
Melco Crown Entertainment Ltd. – ADR (a)	1,128,400	8,575,840

		27,602,444

Household Durables – 2.2%
Jarden Corp.	363,100	12,915,467
MDC Holdings, Inc.	143,500	3,637,725
Stanley Black & Decker, Inc.	155,800	11,934,280

		28,487,472

Independent Power Producers & Energy Traders – 0.7%
NRG Energy, Inc. (a)	432,190	9,309,373

Insurance – 8.6%
AON Corp.	285,000	15,093,600
AXIS Capital Holdings Ltd.	376,930	13,162,396
The Hanover Insurance Group, Inc.	252,229	11,413,362
The Hartford Financial Services Group, Inc.	281,600	7,583,488
HCC Insurance Holdings, Inc.	369,100	11,556,521
Lincoln National Corp.	420,100	12,619,804

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Loews Corp.	252,100	$10,862,989
RenaissanceRe Holdings Ltd.	127,000	8,761,730
The Travelers Cos., Inc.	159,750	9,501,930
XL Group Plc	385,750	9,489,450

		110,045,270

Internet Software & Services – 0.7%
Yahoo!, Inc. (a)	557,700	9,285,705

IT Services – 1.2%
Broadridge Financial Solutions, Inc.	692,600	15,715,094

Leisure Equipment & Products – 0.8%
Mattel, Inc.	387,100	9,650,403

Life Sciences Tools & Services – 0.8%
Thermo Fisher Scientific, Inc. (a)	177,100	9,837,905

Machinery – 1.8%
Dover Corp.	212,500	13,969,750
Harsco Corp.	263,600	9,302,444

		23,272,194

Media – 2.7%
CBS Corp., Class B	202,100	5,060,584
DreamWorks Animation SKG, Inc., Class A (a)	318,300	8,890,119
The Interpublic Group of Cos., Inc.	343,300	4,315,281
Viacom, Inc., Class B	339,950	15,814,474

		34,080,458

Metals & Mining – 2.5%
Coeur d’Alene Mines Corp. (a)	321,900	11,195,682
Freeport-McMoRan Copper & Gold, Inc.	151,100	8,393,605
Walter Energy, Inc.	88,000	11,917,840

		31,507,127

Multiline Retail – 1.3%
Macy’s, Inc.	690,150	16,743,039

Multi-Utilities – 2.2%
CMS Energy Corp.	589,100	11,569,924
Wisconsin Energy Corp.	546,700	16,674,350

		28,244,274

Office Electronics – 1.2%
Xerox Corp.	1,463,800	15,589,470

Oil, Gas & Consumable Fuels – 8.3%
Alpha Natural Resources, Inc. (a)	305,500	18,137,535
Cimarex Energy Co.	79,300	9,138,532
CONSOL Energy, Inc.	162,081	8,692,404
Denbury Resources, Inc. (a)	718,100	17,521,640
EQT Corp.	264,600	13,203,540
Newfield Exploration Co. (a)	217,900	16,562,579
Noble Energy, Inc.	167,500	16,188,875
Whiting Petroleum Corp. (a)	80,900	5,942,105

		105,387,210

Paper & Forest Products – 0.8%
International Paper Co.	340,100	10,264,218

Personal Products – 1.1%
Avon Products, Inc.	503,859	13,624,347

Pharmaceuticals – 1.0%
Hospira, Inc. (a)	220,700	12,182,640

Professional Services – 2.0%
Manpower, Inc.	218,600	13,745,568
Towers Watson & Co., Class A	210,781	11,689,914

		25,435,482

Real Estate Investment Trusts (REITs) – 7.7%
Alexandria Real Estate Equities, Inc. (b)	186,400	14,533,608
BioMed Realty Trust, Inc.	322,200	6,128,244
DuPont Fabros Technology, Inc.	588,600	14,273,550
Mack-Cali Realty Corp.	483,300	16,383,870
MFA Financial, Inc.	1,925,800	15,791,560
Simon Property Group, Inc.	152,106	16,299,679
U-Store-It Trust	1,427,296	15,015,154

		98,425,665

Real Estate Management & Development – 1.2%
Forestar Group, Inc. (a)	816,716	15,533,938

Road & Rail – 1.5%
Hertz Global Holdings, Inc. (a)(b)	1,258,800	19,675,044

Semiconductors & Semiconductor Equipment – 1.6%
ON Semiconductor Corp. (a)	1,286,041	12,693,225
Teradyne, Inc. (a)	403,500	7,186,335

		19,879,560

Software – 0.8%
Electronic Arts, Inc. (a)	259,300	5,064,129
Take-Two Interactive Software, Inc. (a)	326,400	5,016,768
TiVo, Inc. (a)	62,582	548,218

		10,629,115

Specialty Retail – 0.8%
The Gap, Inc. (b)	142,200	3,222,252
Genesco, Inc. (a)	181,000	7,276,200

		10,498,452

Thrifts & Mortgage Finance – 3.5%
Capitol Federal Financial, Inc.	1,378,200	15,532,314
People’s United Financial, Inc.	1,170,200	14,721,116
Washington Federal, Inc.	842,500	14,608,950

		44,862,380

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	17

Schedule of Investments (concluded)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Water Utilities – 1.3%
American Water Works Co., Inc.	602,600	$16,902,930

Total Long-Term Investments (Cost – $1,040,939,376) – 99.6%		1,273,358,822

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	6,640,547	6,640,547

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (c)(d)(e)	$25,510	25,509,750

Total Short-Term Securities (Cost — $32,150,297) – 2.5%		32,150,297

Total Investments (Cost — $1,073,089,673*) – 102.1%		1,305,509,119
Liabilities in Excess of Other Assets – (2.1)%		(26,841,405)

Net Assets – 100.0%		$1,278,667,714

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,112,831,922

Gross unrealized appreciation	$198,232,633
Gross unrealized depreciation	(5,555,436)

Net unrealized appreciation	$192,677,197

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	31,290,943	(24,650,396)	6,640,547	$211	$20,110
BlackRock Liquidity Series, LLC Money Market Series	$39,796,900	$(14,287,150)	$25,509,750	–	$29,721

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,273,358,392	–	$430	$1,273,358,822
Short-Term Securities .	6,640,547	$25,509,750	–	32,150,297

Total	$1,279,998,939	$25,509,750	$430	$1,305,509,119

[1]	See above Schedule of Investments for values in each industry.

18	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 3.3%
BE Aerospace, Inc. (a)	550,155	$19,547,007
Hexcel Corp. (a)	557,200	10,971,268
Orbital Sciences Corp. (a)	1,180,636	22,337,633

		52,855,908

Airlines – 0.6%
Alaska Air Group, Inc. (a)	151,900	9,633,498

Auto Components – 2.0%
Cooper Tire & Rubber Co.	331,900	8,546,425
Dana Holding Corp. (a)	389,400	6,771,666
Tenneco, Inc. (a)	374,200	15,884,790

		31,202,881

Beverages – 2.1%
Heckmann Corp. (a)	4,997,907	32,736,291

Biotechnology – 6.1%
BioMarin Pharmaceutical, Inc. (a)	284,900	7,159,537
BioSpecifics Technologies Corp. (a)	537,641	13,709,845
Cubist Pharmaceuticals, Inc. (a)	1,149,448	29,012,067
Dendreon Corp. (a)	453,600	16,978,248
Dynavax Technologies Corp. (a)	3,727,356	10,287,502
Gentium SpA – ADR (a)	952,187	9,093,386
Targacept, Inc. (a)	427,855	11,376,664

		97,617,249

Chemicals – 4.0%
Ferro Corp. (a)	1,016,700	16,867,053
Georgia Gulf Corp. (a)	478,800	17,715,600
Intrepid Potash, Inc. (a)(b)	166,612	5,801,430
Koppers Holdings, Inc.	144,500	6,170,150
Solutia, Inc. (a)	663,500	16,852,900

		63,407,133

Commercial Banks – 0.7%
SVB Financial Group (a)	206,900	11,778,817

Commercial Services & Supplies – 2.8%
ACCO Brands Corp. (a)	981,797	9,366,343
Clean Harbors, Inc. (a)	126,495	12,479,997
IESI-BFC Ltd.	919,900	23,337,863

		45,184,203

Communications Equipment – 4.1%
Acme Packet, Inc. (a)	67,800	4,811,088
Aruba Networks, Inc. (a)	438,600	14,842,224
Ciena Corp. (a)(b)	853,700	22,162,052
Finisar Corp. (a)(b)	382,000	9,397,200
Polycom, Inc. (a)	155,300	8,052,305
Riverbed Technology, Inc. (a)	162,100	6,103,065

		65,367,934

Construction & Engineering – 1.6%
Chicago Bridge & Iron Co. NV	638,800	25,973,608

Consumer Finance – 1.9%
Dollar Financial Corp. (a)	1,267,219	26,294,794
NetSpend Holdings, Inc. (a)	322,988	3,397,834

		29,692,628

Diversified Consumer Services – 0.5%
Grand Canyon Education, Inc. (a)	526,258	7,630,741

Diversified Financial Services – 1.0%
Portfolio Recovery Associates, Inc. (a)	178,200	15,170,166

Diversified Telecommunication Services – 1.1%
Cbeyond, Inc. (a)	1,551,380	18,104,605

Electronic Equipment, Instruments & Components – 0.4%
Fabrinet (a)	286,288	5,771,566

Energy Equipment & Services – 2.4%
Dril-Quip, Inc. (a)	150,400	11,886,112
Pioneer Drilling Co. (a)	640,000	8,832,000
Superior Energy Services, Inc. (a)	412,077	16,895,157

		37,613,269

Health Care Equipment & Supplies – 5.1%
ArthroCare Corp. (a)	383,300	12,779,222
Conceptus, Inc. (a)	1,452,068	20,982,383
NxStage Medical, Inc. (a)	1,050,500	23,089,990
SonoSite, Inc. (a)	735,286	24,499,729

		81,351,324

Health Care Providers & Services – 3.1%
HealthSouth Corp. (a)	311,800	7,788,764
HealthSpring, Inc. (a)	211,300	7,896,281
Lincare Holdings, Inc.	1,121,248	33,256,216

		48,941,261

Health Care Technology – 0.7%
SXC Health Solutions Corp. (a)	196,220	10,752,856

Hotels, Restaurants & Leisure – 4.9%
Bravo Brio Restaurant Group, Inc. (a)	414,000	7,323,660
Caribou Coffee Co., Inc. (a)	800,162	8,137,647
Gaylord Entertainment Co. (a)(b)	342,200	11,867,496
Morgans Hotel Group Co. (a)	374,320	3,668,336
Orient-Express Hotels Ltd., Class A (a)	345,800	4,277,546
Pinnacle Entertainment, Inc. (a)	895,071	12,190,867
Scientific Games Corp., Class A (a)	2,070,086	18,092,552
Summit Hotel Properties, Inc. (a)	1,225,800	12,184,452

		77,742,556

Household Durables – 0.5%
Libbey, Inc. (a)	478,661	7,897,907

Internet & Catalog Retail – 1.3%
Shutterfly, Inc. (a)	398,491	20,864,989

Internet Software & Services – 4.8%
Constant Contact, Inc. (a)(b)	646,681	22,569,167
Dice Holdings, Inc. (a)	569,600	8,606,656
NIC, Inc.	1,775,558	22,123,453
RightNow Technologies, Inc. (a)(b)	717,646	22,462,320

		75,761,596

IT Services – 5.5%
ExlService Holdings, Inc. (a)	1,630,822	34,491,885
Gartner, Inc. (a)	387,438	16,144,541
Global Cash Access Holdings, Inc. (a)	2,219,592	7,258,066
Sapient Corp. (a)	706,309	8,087,238
SRA International, Inc., Class A (a)	470,200	13,334,872
VeriFone Systems, Inc. (a)	137,000	7,528,150

		86,844,752

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	19

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Leisure Equipment & Products – 0.6%
Jakks Pacific, Inc. (a)	493,700	$9,553,095

Life Sciences Tools & Services – 1.2%
Sequenom, Inc. (a)	2,884,053	18,256,055

Machinery – 2.8%
Altra Holdings, Inc. (a)	792,900	18,728,298
Commercial Vehicle Group, Inc. (a)	278,400	4,966,656
Titan International, Inc.	750,500	19,970,805

		43,665,759

Media – 2.4%
CKX, Inc. (a)	5,512,311	23,261,952
Live Nation Entertainment, Inc. (a)	1,455,419	14,554,190

		37,816,142

Metals & Mining – 1.0%
Century Aluminum Co. (a)	870,400	16,259,072

Oil, Gas & Consumable Fuels – 5.7%
Clayton Williams Energy, Inc. (a)	57,085	6,033,885
Energy XXI Bermuda Ltd. (a)	761,900	25,980,790
Gulfport Energy Corp. (a)	239,100	8,643,465
International Coal Group, Inc. (a)	2,230,500	25,204,650
James River Coal Co. (a)	446,700	10,796,739
McMoRan Exploration Co. (a)	789,836	13,987,996

		90,647,525

Pharmaceuticals – 3.6%
Endocyte, Inc. (a)	1,305,014	11,183,970
Jazz Pharmaceuticals, Inc. (a)	680,964	21,688,703
Obagi Medical Products, Inc. (a)	587,958	7,431,789
Questcor Pharmaceuticals, Inc. (a)	1,187,387	17,110,247

		57,414,709

Professional Services – 3.0%
The Corporate Executive Board Co. (b)	623,670	25,177,558
Heidrick & Struggles International, Inc.	330,694	9,203,214
Korn/Ferry International (a)	612,511	13,640,620

		48,021,392

Real Estate Investment Trusts (REITs) – 0.4%
Hersha Hospitality Trust	1,181,200	7,016,328

Semiconductors & Semiconductor Equipment – 6.4%
Entegris, Inc. (a)	1,934,600	16,966,442
Entropic Communications, Inc. (a)(b)	480,300	4,058,535
GT Solar International, Inc. (a)	122,265	1,303,345
JinkoSolar Holding Co. Ltd. – ADR (a)	259,910	7,017,570
Microsemi Corp. (a)	761,627	15,773,295
MIPS Technologies, Inc. (a)	435,600	4,569,444
NetLogic Microsystems, Inc. (a)(b)	442,900	18,610,658
Semtech Corp. (a)	638,300	15,970,266
TriQuint Semiconductor, Inc. (a)	1,385,400	17,885,514

		102,155,069

Software – 5.7%
Ariba, Inc. (a)	347,000	11,846,580
Fortinet, Inc. (a)	196,975	8,666,900
Gateway Industries, Inc. (acquired 2/11/11, cost $73,800) (a)(c)	246,000	1,451,400
RealPage, Inc. (a)	387,200	10,737,056
SuccessFactors, Inc. (a)	671,800	26,260,662
Taleo Corp., Class A (a)	585,741	20,881,667
TiVo, Inc. (a)	1,236,246	10,829,515

		90,673,780

Specialty Retail – 3.2%
The Children’s Place Retail Stores, Inc. (a)	369,900	18,432,117
Rue21, Inc. (a)	617,761	17,791,517
Vitamin Shoppe, Inc. (a)	218,000	7,374,940
The Wet Seal, Inc., Class A (a)	1,749,922	7,489,666

		51,088,240

Textiles, Apparel & Luxury Goods – 1.6%
Deckers Outdoor Corp. (a)(b)	93,900	8,089,485
G-III Apparel Group Ltd. (a)	465,277	17,485,110

		25,574,595

Trading Companies & Distributors – 0.9%
H&E Equipment Services, Inc. (a)	707,776	13,808,710

Total Long-Term Investments (Cost – $1,260,121,455) – 99.0%		1,571,848,209

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	18,587,299	18,587,299

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (d)(e)(f)	$77,183	77,183,200

Total Short-Term Securities (Cost – $95,770,499) – 6.0%		95,770,499

Total Investments (Cost – $1,355,891,954*) – 105.0%		1,667,618,708
Liabilities in Excess of Other Assets – (5.0)%		(78,965,322)

Net Assets – 100.0%		$1,588,653,386

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,368,407,379

Gross unrealized appreciation	$347,831,775
Gross unrealized depreciation	(48,620,446)

Net unrealized appreciation	$299,211,329

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Restricted security as to resale. As of report date the Fund held 0.1% of its net assets, with a current market value of $1,451,400 and an original cost of $73,800, in these securities.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,730,100	5,857,199	18,587,299	$85	$20,852
BlackRock Liquidity Series LLC, Money Market Series	$76,573,250	$609,950	$77,183,200	–	$57,759

(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,570,396,809	$1,451,400	–	$1,571,848,209
Short-Term Securities.	18,587,299	77,183,200	–	95,770,499

Total	$1,588,984,108	$78,634,600	–	$1,667,618,708

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	21

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 3.3%
BE Aerospace, Inc. (a)	47,400	$1,684,122
Hexcel Corp. (a)	48,900	962,841
Orbital Sciences Corp. (a)	102,000	1,929,840

		4,576,803

Airlines – 1.0%
Alaska Air Group, Inc. (a)	22,100	1,401,582

Auto Components – 2.0%
The Goodyear Tire & Rubber Co. (a)	79,100	1,184,918
Lear Corp.	34,400	1,681,128

		2,866,046

Beverages – 1.7%
Heckmann Corp. (a)	364,500	2,387,475

Biotechnology – 5.6%
BioMarin Pharmaceutical, Inc. (a)	20,100	505,113
BioSpecifics Technologies Corp. (a)	50,400	1,285,200
Cubist Pharmaceuticals, Inc. (a)	100,800	2,544,192
Dendreon Corp. (a)	16,200	606,366
Dynavax Technologies Corp. (a)	449,941	1,241,837
Gentium SpA – ADR (a)	74,355	710,090
Targacept, Inc. (a)	36,900	981,171

		7,873,969

Chemicals – 6.8%
Agrium, Inc.	17,500	1,614,550
Celanese Corp., Series A	63,300	2,808,621
Ferro Corp. (a)	89,200	1,479,828
Georgia Gulf Corp. (a)	41,000	1,517,000
Koppers Holdings, Inc.	12,700	542,290
Solutia, Inc. (a)	59,500	1,511,300

		9,473,589

Commercial Banks – 0.7%
SVB Financial Group (a)	17,700	1,007,661

Commercial Services & Supplies – 1.3%
ACCO Brands Corp. (a)	78,100	745,074
Clean Harbors, Inc. (a)	11,100	1,095,126

		1,840,200

Communications Equipment – 3.8%
Aruba Networks, Inc. (a)	37,700	1,275,768
Ciena Corp. (a)(b)	69,700	1,809,412
Finisar Corp. (a)	24,100	592,860
Polycom, Inc. (a)	20,100	1,042,185
Riverbed Technology, Inc. (a)	14,300	538,395

		5,258,620

Construction & Engineering – 3.2%
Chicago Bridge & Iron Co. NV	50,400	2,049,264
Fluor Corp.	24,100	1,775,206
Jacobs Engineering Group, Inc. (a)	12,800	658,304

		4,482,774

Consumer Finance – 1.3%
Dollar Financial Corp. (a)	85,549	1,775,142

Containers & Packaging – 0.9%
Owens-Illinois, Inc. (a)	40,200	1,213,638

Diversified Financial Services – 1.6%
MSCI, Inc., Class A (a)	39,800	1,465,436
Portfolio Recovery Associates, Inc. (a)	8,500	723,605

		2,189,041

Diversified Telecommunication Services – 0.8%
Cbeyond, Inc. (a)	94,700	1,105,149

Electrical Equipment – 1.4%
AMETEK, Inc.	44,950	1,971,957

Electronic Equipment, Instruments & Components – 0.5%
Fabrinet (a)	32,201	649,172

Energy Equipment & Services – 3.1%
Dril-Quip, Inc. (a)	13,300	1,051,099
Pioneer Drilling Co. (a)	58,800	811,440
Superior Energy Services, Inc. (a)	36,000	1,476,000
Weatherford International Ltd. (a)	43,200	976,320

		4,314,859

Health Care Equipment & Supplies – 4.4%
CareFusion Corp. (a)	24,900	702,180
Conceptus, Inc. (a)	117,200	1,693,540
NxStage Medical, Inc. (a)	90,700	1,993,586
SonoSite, Inc. (a)	54,678	1,821,871

		6,211,177

Health Care Providers & Services – 1.8%
Lincare Holdings, Inc.	85,850	2,546,311

Hotels, Restaurants & Leisure – 4.0%
Bravo Brio Restaurant Group, Inc. (a)	36,600	647,454
Caribou Coffee Co., Inc. (a)	70,800	720,036
Gaylord Entertainment Co. (a)	5,900	204,612
Orient-Express Hotels Ltd., Class A (a)	109,600	1,355,752
Scientific Games Corp., Class A (a)	187,500	1,638,750
Wynn Resorts Ltd.	8,300	1,056,175

		5,622,779

Household Durables – 0.8%
Libbey, Inc. (a)	27,200	448,800
Stanley Black & Decker, Inc.	9,600	735,360

		1,184,160

Internet Software & Services – 3.3%
Constant Contact, Inc. (a)	34,000	1,186,600
NIC, Inc.	142,300	1,773,058
RightNow Technologies, Inc. (a)	51,900	1,624,470

		4,584,128

IT Services – 5.3%
Alliance Data Systems Corp. (a)	27,400	2,353,386
ExlService Holdings, Inc. (a)	142,813	3,020,495
SRA International, Inc., Class A (a)	37,400	1,060,664
Teradata Corp. (a)	20,200	1,024,140

		7,458,685

Leisure Equipment & Products – 0.4%
Jakks Pacific, Inc. (a)	31,300	605,655

Life Sciences Tools & Services – 1.0%
Sequenom, Inc. (a)	228,400	1,445,772

Machinery – 5.6%
Altra Holdings, Inc. (a)	69,800	1,648,676
CNH Global NV (a)	17,900	869,045

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Flowserve Corp.	9,400	$1,210,720
Oshkosh Corp. (a)	25,100	888,038
Terex Corp. (a)	35,600	1,318,624
Titan International, Inc.	72,500	1,929,225

		7,864,328

Media – 1.7%
CKX, Inc. (a)	308,492	1,301,836
The Interpublic Group of Cos., Inc.	85,800	1,078,506

		2,380,342

Metals & Mining – 1.0%
Century Aluminum Co. (a)	77,400	1,445,832

Multiline Retail – 0.7%
Nordstrom, Inc.	22,700	1,018,776

Oil, Gas & Consumable Fuels – 6.8%
CONSOL Energy, Inc.	26,000	1,394,380
Energy XXI Bermuda Ltd. (a)	57,975	1,976,948
International Coal Group, Inc. (a)	157,400	1,778,620
Massey Energy Co.	24,800	1,695,328
McMoRan Exploration Co. (a)	71,600	1,268,036
Plains Exploration & Production Co. (a)	39,300	1,423,839

		9,537,151

Pharmaceuticals – 3.7%
Elan Corp. Plc - ADR (a)	135,800	934,304
Endocyte, Inc. (a)	110,400	946,128
Jazz Pharmaceuticals, Inc. (a)	60,300	1,920,555
Questcor Pharmaceuticals, Inc. (a)	100,100	1,442,441

		5,243,428

Professional Services – 3.4%
The Corporate Executive Board Co.	30,000	1,211,100
Heidrick & Struggles International, Inc.	23,200	645,656
Manpower, Inc.	22,500	1,414,800
Robert Half International, Inc.	47,400	1,450,440

		4,721,996

Semiconductors & Semiconductor Equipment – 6.7%
Avago Technologies Ltd.	32,500	1,010,750
Broadcom Corp., Class A	33,300	1,311,354
GT Solar International, Inc. (a)	10,800	115,128
Marvell Technology Group Ltd. (a)	42,500	660,875
NetLogic Microsystems, Inc. (a)	56,700	2,382,534
Semtech Corp. (a)	63,400	1,586,268
Skyworks Solutions, Inc. (a)	29,400	953,148
TriQuint Semiconductor, Inc. (a)	104,900	1,354,259

		9,374,316

Software – 3.6%
Check Point Software Technologies Ltd. (a)	20,800	1,061,840
SuccessFactors, Inc. (a)	40,700	1,590,963
Taleo Corp., Class A (a)	42,000	1,497,300
TiVo, Inc. (a)	94,800	830,448

		4,980,551

Specialty Retail – 3.5%
The Children’s Place Retail Stores, Inc. (a)	32,000	1,594,560
GameStop Corp., Class A (a)(b)	63,066	1,420,246
PetSmart, Inc.	24,800	1,015,560
Rue21, Inc. (a)	32,379	932,515

		4,962,881

Textiles, Apparel & Luxury Goods – 2.3%
Coach, Inc.	24,200	1,259,368
Fossil, Inc. (a)	12,900	1,208,085
G-III Apparel Group Ltd. (a)	20,400	766,632

		3,234,085

Total Long-Term Investments (Cost – $111,757,023) – 99.0%		138,810,030

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	2,124,627	2,124,627

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (c)(d)(e)	$3,317	3,316,950

Total Short-Term Securities (Cost — $5,441,577) – 3.9%		5,441,577

Total Investments (Cost — $117,198,600*) – 102.9%		144,251,607
Liabilities in Excess of Other Assets – (2.9)%		(4,046,121)

Net Assets – 100.0%		$140,205,486

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$118,079,069

Gross unrealized appreciation	$30,431,371
Gross unrealized depreciation	(4,258,833)

Net unrealized appreciation	$26,172,538

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	23

Schedule of Investments (concluded)	BlackRock Small/Mid-Cap Growth Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,016,440	108,187	2,124,627	$6	$983
BlackRock Liquidity Series, LLC Money Market Series	$5,421,000	$(2,104,050)	$3,316,950	–	$3,515

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$138,810,030	–	–	$138,810,030
Short-Term Securities	2,124,627	$3,316,950	–	5,441,577

Total	$140,934,657	$3,316,950	–	$144,251,607

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2011

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Assets
Investments at value – unaffiliated[1,2]	$255,688,008	$1,273,358,822	$1,571,848,209	$138,810,030
Investments at value – affiliated[3]	11,341,712	32,150,297	95,770,499	5,441,577
Cash	9,384	478,959	154,668	11,002
Investments sold receivable	2,380,647	19,406,690	29,743,655	2,171,792
Capital shares sold receivable	87,555	1,466,268	2,445,218	77,737
Dividends receivable	56,085	1,349,368	163,226	10,761
Securities lending income receivable – affiliated	855	3,955	10,378	276
Receivable from advisor	771	38,407	–	6,779
Prepaid expenses	61,751	90,917	93,850	52,824

Total assets	269,626,768	1,328,343,683	1,700,229,703	146,582,778

Liabilities
Collateral on securities loaned at value	7,784,000	25,509,750	77,183,200	3,316,950
Investments purchased payable	4,111,364	19,284,717	30,656,152	2,526,630
Capital shares redeemed payable	518,366	2,715,208	2,093,836	225,361
Investment advisory fees payable	183,617	841,025	689,374	88,471
Service and distribution fees payable	62,206	353,917	108,359	35,173
Other affiliates payable	28,167	38,961	140,886	4,242
Officer’s and Trustees’ fees payable	1,761	9,304	4,276	1,507
Other accrued expenses payable	204,499	923,087	700,234	178,958

Total liabilities	12,893,980	49,675,969	111,576,317	6,377,292

Net Assets	$256,732,788	$1,278,667,714	$1,588,653,386	$140,205,486

Net Assets Consist of
Paid-in capital	$229,877,868	$1,262,502,569	$1,289,086,862	$126,760,825
Accumulated net investment loss/distributions in excess of net investment income	(789,918)	(64,591)	(4,705,541)	(711,071)
Accumulated net realized loss	(23,417,894)	(216,189,710)	(7,454,689)	(12,897,275)
Net unrealized appreciation/depreciation	51,062,732	232,419,446	311,726,754	27,053,007

Net Assets	$256,732,788	$1,278,667,714	$1,588,653,386	$140,205,486

[1] Investments at cost – unaffiliated	$204,625,276	$1,040,939,376	$1,260,121,455	$111,757,023
[2] Securities loaned at value	$7,596,480	$24,711,571	$75,061,563	$3,217,788
[3] Investments at cost – affiliated	$11,341,712	$32,150,297	$95,770,499	$5,441,577

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	25

Statements of Assets and Liabilities (concluded)

March 31, 2011 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Net Asset Value
Institutional
Net assets	$27,593,651	$251,649,546	$1,174,000,785	$12,432,272

Shares outstanding[1]	2,050,004	19,941,241	45,064,836	868,872

Net asset value	$13.46	$12.62	$26.05	$14.31

Service
Net assets	$691,006	$1,137,399	$47,725,964	–

Shares outstanding[1]	54,228	91,641	1,941,949	–

Net asset value	$12.74	$12.41	$24.58	–

Investor A
Net assets	$203,558,122	$822,509,590	$329,646,261	$111,205,764

Shares outstanding[1]	16,507,026	67,185,853	13,853,420	8,375,673

Net asset value	$12.33	$12.24	$23.80	$13.28

Investor B
Net assets	$7,941,180	$42,400,376	$2,586,356	$4,422,631

Shares outstanding[1]	733,315	3,817,720	125,925	397,107

Net asset value	$10.83	$11.11	$20.54	$11.14

Investor C
Net assets	$13,524,398	$159,972,198	$34,694,020	$8,929,496

Shares outstanding[1]	1,248,135	14,463,513	1,690,811	800,808

Net asset value	$10.84	$11.06	$20.52	$11.15

Class R
Net assets	$3,424,431	$998,605	–	$3,215,323

Shares outstanding[1]	278,262	79,317	–	245,894

Net asset value	$12.31	$12.59	–	$13.08

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2011

Statements of Operations

Six Months Ended March 31, 2011 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Investment Income
Dividends	$1,087,130	$12,166,630	$1,491,178	$224,602
Foreign taxes withheld	(3,242)	–	(37,950)	(562)
Securities lending – affiliated	9,165	29,721	57,759	3,515
Dividends – affiliated	5,241	20,110	20,852	983

Total income	1,098,294	12,216,461	1,531,839	228,538

Expenses
Investment advisory	992,569	4,745,429	3,785,238	503,653
Service and distribution – class specific	362,608	1,979,491	637,309	202,415
Transfer agent – class specific	338,584	1,271,697	1,222,866	176,461
Administration	93,053	408,472	463,746	50,365
Professional	36,001	31,429	27,413	33,619
Administration – class specific	31,036	137,592	147,609	16,801
Registration	19,989	22,810	25,855	20,137
Printing	17,766	77,560	57,604	8,967
Custodian	9,894	39,182	45,899	8,829
Officer and Trustees	4,213	17,422	15,156	3,020
Miscellaneous	9,204	18,400	18,574	7,675
Recoupment of past waived fees – class specific	48,362	4,793	10,387	6,783

Total expenses	1,963,279	8,754,277	6,457,656	1,038,725
Less fees waived by advisor	(1,475)	(7,788)	(8,545)	(408)
Less administration fees waived – class specific	(1,292)	(137,271)	–	(15,040)
Less transfer agent fees waived – class specific	(290)	(28,786)	–	(4,066)
Less transfer agent fees reimbursed – class specific	(4,447)	(342,847)	–	(52,409)
Less fees paid indirectly	(649)	(1,169)	(295)	(156)

Total expenses after fees waived, reimbursed and paid indirectly	1,955,126	8,236,416	6,448,816	966,646

Net investment income (loss)	(856,832)	3,980,045	(4,916,977)	(738,108)

Realized and Unrealized Gain
Net realized gain from:
Investments	16,974,977	133,238,649	134,645,638	9,005,951
Litigation proceeds	440,999	714,353	660,284	167

	17,415,976	133,953,002	135,305,922	9,006,118

Net change in unrealized appreciation/depreciation on investments	28,425,032	88,232,418	204,740,939	22,054,726

Total realized and unrealized gain	45,841,008	222,185,420	340,046,861	31,060,844

Net Increase in Net Assets Resulting from Operations	$44,984,176	$226,165,465	$335,129,884	$30,322,736

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	27

Statements of Changes in Net Assets

	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Value Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income (loss)	$(856,832)	$(1,274,214)	$3,980,045	$4,248,634
Net realized gain	17,415,976	21,002,318	133,953,002	107,299,808
Net change in unrealized appreciation/depreciation	28,425,032	(974,469)	88,232,418	(14,535,452)

Net increase in net assets resulting from operations	44,984,176	18,753,635	226,165,465	97,012,990

Dividends to Shareholders From
Net investment income:
Institutional	–	–	(1,930,361)	(1,272,559)
Service	–	–	(3,730)	(12,974)
Investor A	–	–	(5,160,512)	(1,814,396)
Investor B	–	–	(34,422)	–
Investor C	–	–	(265,421)	–
Class R	–	–	(5,689)	–

Decrease in net assets resulting from dividends to shareholders	–	–	(7,400,135)	(3,099,929)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(18,429,100)	(22,385,267)	(63,784,707)	332,403,186

Net Assets
Total increase (decrease) in net assets	26,555,076	(3,631,632)	154,980,623	426,316,247
Beginning of period	230,177,712	233,809,344	1,123,687,091	697,370,844

End of period	$256,732,788	$230,177,712	$1,278,667,714	$1,123,687,091

Undistributed (distributions in excess of) net investment income/ Accumulated net investment loss	$(789,918)	$66,914	$(64,591)	$3,355,499

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock Small Cap Growth Equity Portfolio		BlackRock Small/Mid-Cap Growth Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment loss	$(4,916,977)	$(8,690,335)	$(738,108)	$(1,232,567)
Net realized gain	135,305,922	167,872,706	9,006,118	18,490,964
Net change in unrealized appreciation/depreciation	204,740,939	(61,615,421)	22,054,726	(10,916,098)

Net increase in net assets resulting from operations	335,129,884	97,566,950	30,322,736	6,342,299

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	94,456,155	(107,679,425)	(15,153,107)	(24,043,287)

Redemption Fees
Redemption fees	22,024	247,878	1,077	1,704

Net Assets
Total increase (decrease) in net assets	429,608,063	(9,864,597)	15,170,706	(17,699,284)
Beginning of period	1,159,045,323	1,168,909,920	125,034,780	142,734,064

End of period	$1,588,653,386	$1,159,045,323	$140,205,486	$125,034,780

Undistributed (distributions in excess of) net investment income (loss)	$(4,705,541)	$211,436	$(711,071)	$27,037

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	29

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011 (Unaudited)						Six Months Ended March 31, 2011 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.18	$10.27	$10.33	$13.49	$10.70	$10.44	$10.60	$9.78	$9.87	$12.92	$10.27	$10.07

Net investment loss[1]	(0.01)	(0.01)	(0.04)	(0.04)	(0.07)	(0.06)	(0.04)	(0.05)	(0.06)	(0.07)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	2.29	0.92	(0.02)	(3.12)	2.86 [2]	0.45 [2]	2.18	0.87	(0.03)	(2.98)	2.74 [2]	0.44[2]

Net increase (decrease) from investment operations	2.28	0.91	(0.06)	(3.16)	2.79	0.39	2.14	0.82	(0.09)	(3.05)	2.65	0.33

Distributions from net realized gain	–	–	–	–	–	(0.13)	–	–	–	–	–	(0.13)

Net asset value, end of period	$13.46	$11.18	$10.27	$10.33	$13.49	$10.70	$12.74	$10.60	$9.78	$9.87	$12.92	$10.27

Total Investment Return[3]
Based on net asset value	20.39%[4,5]	8.86%[6]	(0.58)%[7]	(23.43)%	26.08%[8]	3.75%[8]	20.19%[5,9]	8.38%[10]	(0.91)%[11]	(23.61)%	25.80%[8]	3.29%[8]

Ratios to Average Net Assets
Total expenses	1.12%[12]	1.15%	1.20%	1.07%	1.06%	1.15%	1.67%[12]	1.63%	1.65%	1.29%	1.32%	2.02%

Total expenses excluding recoupment of past waived fees	1.12%[12]	1.14%	1.20%	1.07%	1.06%	1.15%	1.67%[12]	1.62%	1.64%	1.29%	1.32%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	1.12%[12]	1.15%	1.18%	1.06%	1.05%	1.08%	1.58%[12]	1.58%	1.51%	1.28%	1.22%	1.53%

Net investment loss	(0.24)%[12]	(0.09)%	(0.44)%	(0.33)%	(0.59)%	(0.60)%	(0.75)%[12]	(0.52)%	(0.76)%	(0.56)%	(0.76)%	(1.06)%

Supplemental Data
Net assets, end of period (000).	$27,594	$24,421	$25,572	$26,468	$75,577	$75,111	$691	$330	$360	$459	$714	$757

Portfolio turnover	60%	76%	53%	45%	53%	64%	60%	76%	53%	45%	53%	64%

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.27	$9.47 $	9.56	$12.55	$10.00	$9.82	$9.05	$8.42	$8.56 $	11.32	$9.09	$9.00

Net investment loss[1]	(0.04)	(0.05)	(0.06)	(0.10)	(0.12)	(0.11)	(0.07)	(0.12)	(0.10)	(0.17)	(0.18)	(0.17)
Net realized and unrealized gain (loss)	2.10	0.85	(0.03)	(2.89)	2.67 [2]	0.42 [2]	1.85	0.75	(0.04)	(2.59)	2.41 [2]	0.39 [2]

Net increase (decrease) from investment operations	2.06	0.80	(0.09)	(2.99)	2.55	0.31	1.78	0.63	(0.14)	(2.76)	2.23	0.22

Distributions from net realized gain	–	–	–	–	–	(0.13)	–	–	–	–	–	(0.13)

Net asset value, end of period	$12.33	$10.27 $	9.47	$9.56	$12.55	$10.00	$10.83	$9.05	$8.42	$8.56	$11.32	$9.09

Total Investment Return[3]
Based on net asset value	20.06%[5,13]	8.45%[14]	(0.94)%[15]	(23.83)%	25.50%[8]	3.16%[8]	19.67%[5,16]	7.48%[17]	(1.64)%[18]	(24.38)%	24.53%[8]	2.44%[8]

Ratios to Average Net Assets
Total expenses	1.56%[12]	1.58%	1.76%	1.53%	1.60%	1.74%	2.41%[12]	2.48%	2.73%	2.45%	2.46%	2.54%

Total expenses excluding recoupment of past waived fees	1.51%[12]	1.55%	1.72%	1.53%	1.60%	1.74%	2.40%[12]	2.47%	2.64%	2.45%	2.46%	2.54%

Total expenses after fees waived, reimbursed and paid indirectly	1.56%[12]	1.58%	1.59%	1.53%	1.57%	1.58%	2.38%[12]	2.38%	2.34%	2.31%	2.25%	2.33%

Net investment loss	(0.67)%[12]	(0.51)%	(0.85)%	(0.81)%	(1.11)%	(1.11)%	(1.48)%[12]	(1.36)%	(1.57)%	(1.58)%	(1.79)%	(1.86)%

Supplemental Data
Net assets, end of period (000)	$203,558	$180,501	$181,159	$195,980	$274,333	$257,729	$7,941	$8,209	$11,978	$19,565	$43,610	$48,635

Portfolio turnover	60%	76%	53%	45%	53%	64%	60%	76%	53%	45%	53%	64%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 20.21%.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.87)%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 20.10%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.22)%.
[12]	Annualized.
[13]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 19.96%.
[14]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.
[15]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.26)%.
[16]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 19.56%.
[17]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.
[18]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	31

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C Shares						Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
		2010	2009	2008	2007	2006		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.05	$8.41	$8.56	$11.32	$9.09	$9.00	$10.25	$9.46	$9.56	$12.55	$9.92

Net investment loss[2]	(0.07)	(0.11)	(0.11)	(0.16)	(0.19)	(0.17)	(0.04)	(0.04)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	1.86	0.75	(0.04)	(2.60)	2.42 [3]	0.39 [3]	2.10	0.83	(0.03)	(2.89)	2.76 [3]

Net increase (decrease) from investment operations	1.79	0.64	(0.15)	(2.76)	2.23	0.22	2.06	0.79	(0.10)	(2.99)	2.63

Distributions from net realized gain	–	–	–	–	–	(0.13)	–	–	–	–	–

Net asset value, end of period	$10.84	$9.05	$8.41	$8.56	$11.32	$9.09	$12.31	$10.25	$9.46	$9.56	$12.55

Total Investment Return[4]
Based on net asset value	19.78%[5,6]	7.61%[7]	(1.75)%[8]	(24.38)%	24.53%[9]	2.44%[9]	20.10%[6,10]	8.35%[11]	(1.05)%[12]	(23.83)%	26.51%[6,9]

Ratios to Average Net Assets
Total expenses	2.31%[13]	2.33%	2.46%	2.25%	2.31%	2.37%	1.86%[13]	1.97%	2.04%	1.73%	1.63%[13]
Total expenses excluding recoupment of past waived fees	2.27%[13]	2.30%	2.44%	2.25%	2.31%	2.37%	1.86%[13]	1.97%	2.04%	1.73%	1.63%[13]

Total expenses after fees waived, reimbursed and paid indirectly	2.31%[13]	2.33%	2.34%	2.25%	2.30%	2.33%	1.65%[13]	1.65%	1.63%	1.58%	1.59%[13]

Net investment loss	(1.42)%[13]	(1.26)%	(1.59)%	(1.53)%	(1.84)%	(1.86)%	(0.75)%[13]	(0.44)%	(0.89)%	(0.82)%	(1.12)%[13]

Supplemental Data
Net assets, end of period (000)	$13,524	$12,578	$12,418	$13,964	$20,203	$18,047	$3,424	$4,138	$2,323	$723	$25

Portfolio turnover	60%	76%	53%	45%	53%	64%	60%	76%	53%	45%	53%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 19.56%.
[6]	Aggregate total investment return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 19.90%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.
[13]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights	BlackRock Mid-Cap Value Equity Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.53	$9.34	$9.94	$14.35	$13.67	$13.74	$10.33	$9.17	$9.78	$14.14	$13.49	$13.61

Net investment income[1]	0.06	0.10	0.08	0.10	0.11	0.12	0.04	0.04	0.05	0.06	0.10	0.08
Net realized and unrealized gain (loss)	2.13	1.16	(0.61)	(2.77)	2.38 [2]	1.23 [2]	2.09	1.17	(0.60)	(2.72)	2.33 [2]	1.21 [2]

Net increase (decrease) from investment operations	2.19	1.26	(0.53)	(2.67)	2.49	1.35	2.13	1.21	(0.55)	(2.66)	2.43	1.29

Dividends and distributions from:
Net investment income	(0.10)	(0.07)	(0.07)	–	(0.15)	(0.04)	(0.05)	(0.05)	(0.06)	–	(0.12)	(0.03)
Tax return of capital	–	–	–	(0.02)	–	–	–	–	–	(0.02)	–	–
Net realized gain	–	–	–	(1.72)	(1.66)	(1.38)	–	–	–	(1.68)	(1.66)	(1.38)

Total dividends and distributions	(0.10)	(0.07)	(0.07)	(1.74)	(1.81)	(1.42)	(0.05)	(0.05)	(0.06)	(1.70)	(1.78)	(1.41)

Net asset value, end of period	$12.62	$10.53	$9.34	$9.94	$14.35	$13.67	$12.41	$10.33	$9.17	$9.78	$14.14	$13.49

Total Investment Return[3]
Based on net asset value	20.89%[4]	13.56%	(5.09)%	(20.74)%	19.35%[5]	10.77%[5]	20.65%[4]	13.20%	(5.36)%	(20.95)%	19.10%[5]	10.45%[5]

Ratios to Average Net Assets
Total expenses	1.07%[6]	1.13%	1.16%	1.10%	1.07%	1.07%	1.38%[6]	1.31%	1.32%	1.25%	1.24%	1.50%

Total expenses excluding recoupment of past waived fees	1.07%[6]	1.13%	1.16%	1.10%	1.07%	1.07%	1.38%[6]	1.31%	1.32%	1.25%	1.24%	1.50%

Total expenses after fees waived, reimbursed and paid indirectly	0.97%[6]	0.97%	0.95%	0.94%	0.95%	0.99%	1.29%[6]	1.27%	1.26%	1.23%	1.20%	1.25%

Net investment income	1.04%[6]	0.99%	1.00%	0.82%	0.79%	0.88%	0.71%[6]	0.37%	0.69%	0.54%	0.68%	0.61%

Supplemental Data
Net assets, end of period (000)	$251,650	$204,286	$165,710	$141,900	$134,665	$80,292	$1,137	$737	$2,561	$2,431	$3,716	$3,130

Portfolio turnover	74%	123%	181%	117%	202%	153%	74%	123%	181%	117%	202%	153%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	33

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011						Six Months Ended March 31, 2011
		Year Ended September 30,						Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.21	$9.06	$9.66	$14.00	$13.38	$13.49	$9.25	$8.23	$8.84	$12.92	$12.46	$12.73

Net investment income (loss)[1]	0.04	0.06	0.05	0.06	0.08	0.08	(0.00)[2]	(0.02)	(0.00)[2]	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	2.06	1.13	(0.59)	(2.70)	2.32 [3]	1.21 [3]	1.87	1.04	(0.56)	(2.47)	2.15 [4]	1.13 [4]

Net increase (decrease) from investment operations	2.10	1.19	(0.54)	(2.64)	2.40	1.29	1.87	1.02	(0.56)	(2.49)	2.14	1.11

Dividends and distributions from:
Net investment income	(0.07)	(0.04)	(0.06)	–	(0.12)	(0.02)	(0.01)	–	(0.05)	–	(0.02)	–
Tax return of capital	–	–	–	(0.02)	–	–	–	–	–	(1.59)	(1.66)	(1.38)
Net realized gain	–	–	–	(1.68)	(1.66)	(1.38)	–	–	–	–	–	–

Total dividends and distributions	(0.07)	(0.04)	(0.06)	(1.70)	(1.78)	(1.40)	(0.01)	–	(0.05)	(1.59)	(1.68)	(1.38)

Net asset value, end of period	$12.24	$10.21	$9.06	$9.66	$14.00	$13.38	$11.11	$9.25	$8.23	$8.84	$12.92	$12.46

Total Investment Return[5]
Based on net asset value	20.68%[6]	13.21%	(5.32)%	(21.04)%	19.02%[4]	10.56%[4]	20.20%[6]	12.39%	(6.12%)	(21.53%)	18.18%	9.63%

Ratios to Average Net Assets
Total expenses	1.37%[7]	1.40%	1.51%	1.43%	1.40%	1.56%	2.16%[7]	2.22%	2.38%	2.24%	2.23%	2.25%

Total expenses excluding recoupment of past waived fees	1.37%[7]	1.40%	1.51%	1.43%	1.40%	1.56%	2.16%[7]	2.20%	2.38%	2.24%	2.23%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.29%[7]	1.29%	1.26%	1.25%	1.25%	1.25%	2.06%[7]	2.04%	2.02%	2.00%	2.00%	2.00%

Net investment income (loss)	0.72%[7]	0.61%	0.70%	0.53%	0.61%	0.62%	(0.04)%[7]	(0.24)%	(0.04%)	(0.21%)	(0.09%)	(0.13%)

Supplemental Data
Net assets, end of period (000)	$822,510	$726,666	$395,763	$470,265	$642,264	$497,964	$42,400	$42,239	$41,196	$67,656	$119,768	$124,089

Portfolio turnover	74%	123%	181%	117%	202%	153%	74%	123%	181%	117%	202%	153%

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Mid-Cap Value Equity Portfolio

	Investor C Shares						Class R Shares
	Six Months Ended March 31, 2011						Six Months Ended March 31, 2011	Period July 30, 2010[8] to
		Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$9.22	$8.20	$8.81	$12.90	$12.46	$12.73	$10.51	$10.24

Net investment income (loss)[1]	(0.00)[2]	(0.01)	(0.00)[2]	(0.02)	(0.02)	(0.02)	0.02	0.00 [9]
Net realized and unrealized gain (loss)	1.86	1.03	(0.56)	(2.47)	2.15 [3]	1.13 [3]	2.13	0.27

Net increase (decrease) from investment operations	1.86	1.02	(0.56)	(2.49)	2.13	1.11	2.15	0.27

Dividends and distributions from:
Net investment income	(0.02)	–	(0.05)	–	(0.03)	–	(0.07)	–
Net realized gain	–	–	–	(1.60)	(1.66)	(1.38)	–	–

Total dividends anddistributions	(0.02)	–	(0.05)	(1.60)	(1.69)	(1.38)	(0.07)	–

Net asset value, end of period	$11.06	$9.22	$8.20	$8.81	$12.90	$12.46	$12.59	$10.51

Total Investment Return[5]
Based on net asset value	20.16%[6]	12.44%	(6.14)%	(21.56)%	18.16%[4]	9.63%[4]	20.53%[6]	13.17%[6]

Ratios to Average Net Assets
Total expenses	2.17%[7]	2.22%	2.39%	2.20%	2.21%	2.15%	1.78%[7]	2.21%[7]

Total expenses excluding recoupment of past waived fees	2.17%[7]	2.22%	2.39%	2.20%	2.21%	2.15%	1.77%[7]	2.21%

Total expenses after fees waived, reimbursed and paid indirectly	2.06%[7]	2.06%	2.02%	2.00%	2.00%	2.00%	1.65%[7]	1.65%[7]

Net investment income (loss)	(0.05)%[7]	(0.17)%	(0.06)%	(0.22)%	(0.14)%	(0.13)%	0.38%[7]	0.08%[7]

Supplemental Data
Net assets, end of period (000)	$159,972	$148,923	$92,141	$118,186	$173,731	$137,382	$999	$838

Portfolio turnover	74%	123%	181%	117%	202%	153%	74%	123%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Commencement of operations.
[9]	Less than $0.01 per share.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	35

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,

	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$20.42	$18.66	$20.33	$23.71	$19.26	$17.29	$19.29	$17.67	$19.30	$22.58	$18.38	$16.54

Net investment income (loss)[1]	(0.07)	(0.12)	(0.07)	0.03	(0.07)	(0.09)	(0.09)	(0.16)	(0.10)	(0.03)	(0.11)	(0.13)
Net realized and unrealized gain (loss)[2]	5.70	1.88	(1.60)	(3.41)	4.52	2.06	5.38	1.78	(1.53)	(3.25)	4.31	1.97

Net increase (decrease) from investment operations	5.63	1.76	(1.67)	(3.38)	4.45	1.97	5.29	1.62	(1.63)	(3.28)	4.20	1.84

Net asset value, end of period	$26.05	$20.42	$18.66	$20.33	$23.71	$19.26	$24.58	$19.29	$17.67	$19.30	$22.58	$18.38

Total Investment Return[3,4]
Based on net asset value	27.57%[5]	9.43%	(8.22)%[6]	(14.26)%	23.11%	11.39%	27.42%[5]	9.17%	(8.45)%[7]	(14.53)%	22.85%	11.12%

Ratios to Average Net Assets
Total expenses	0.79%[8]	0.83%	0.88%	0.77%	0.82%	0.83%	1.08%[8]	1.10%	1.15%	1.07%	1.02%	1.08%

Total expenses excluding recoupment of past waived fees	0.79%[8]	0.83%	0.88%	0.77%	0.82%	0.83%	1.08%[8]	1.10%	1.14%	1.07%	1.02%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%[8]	0.83%	0.88%	0.77%	0.82%	0.83%	1.08%[8]	1.10%	1.11%	1.07%	1.02%	1.08%

Net investment income (loss)	(0.57)%[8]	(0.59)%	(0.48)%	0.15%	(0.34)%	(0.48)%	(0.84)%[8]	(0.86)%	(0.70)%	(0.14)%	(0.54)%	(0.73)%

Supplemental Data
Net assets, end of period (000)	$1,174,001	$806,461	$855,375	$699,761	$587,586	$426,000	$47,726	$47,917	$43,932	$40,514	$35,945	$26,422

Portfolio turnover	66%	128%	82%	81%	81%	74%	66%	128%	82%	81%	81%	74%

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,

	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$18.69	$17.14	$18.76	$21.97	$17.90	$16.12	$16.20	$15.00	$16.56	$19.57	$16.07	$14.61

Net investment loss[1]	(0.10)	(0.18)	(0.13)	(0.05)	(0.13)	(0.14)	(0.16)	(0.30)	(0.21)	(0.21)	(0.26)	(0.27)
Net realized and unrealized gain (loss)[2]	5.21	1.73	(1.49)	(3.16)	4.20	1.92	4.50	1.50	(1.35)	(2.80)	3.76	1.73

Net increase (decrease) from investment operations	5.11	1.55	(1.62)	(3.21)	4.07	1.78	4.34	1.20	(1.56)	(3.01)	3.50	1.46

Net asset value, end of period	$23.80	$18.69	$17.14	$18.76	$21.97	$17.90	$20.54	$16.20	$15.00	$16.56	$19.57	$16.07

Total Investment Return[3,4]
Based on net asset value	27.34%[5]	9.04%	(8.64)%[9]	(14.61)%	22.74%	11.04%	26.79%[5]	8.00%	(9.42)%[10]	(15.38)%	21.78%	9.99%

Ratios to Average Net Assets
Total expenses	1.16%[8]	1.22%	1.33%	1.16%	1.12%	1.25%	2.00%[8]	2.19%	2.30%	2.08%	2.02%	2.30%

Total expenses excluding recoupment of past waived fees	1.16%[8]	1.22%	1.33%	1.16%	1.12%	1.25%	2.00%[8]	2.07%	2.20%	2.08%	2.02%	2.30%

Total expenses after fees waived, reimbursed and paid indirectly	1.16%[8]	1.22%	1.33%	1.16%	1.12%	1.15%	1.99%[8]	2.19%	2.20%	2.08%	1.92%	2.11%

Net investment loss	(0.94)%[8]	(0.98)%	(0.92)%	(0.22)%	(0.64)%	(0.80)%	(1.77)%[8]	(1.94)%	(1.72)%	(1.11)%	(1.44)%	(1.77)%

Supplemental Data
Net assets, end of period (000)	$329,646	$269,080	$240,361	$211,065	$189,575	$176,250	$2,586	$2,369	$3,327	$5,721	$10,222	$10,649

Portfolio turnover	66%	128%	82%	81%	81%	74%	66%	128%	82%	81%	81%	74%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.26)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.50)%.
[8]	Annualized.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.69)%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.48)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	37

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$16.19	$14.99	$16.56	$19.57	$16.09	$14.62

Net investment loss[1]	(0.18)	(0.30)	(0.22)	(0.21)	(0.29)	(0.26)
Net realized and unrealized gain (loss)[2]	4.51	1.50	(1.35)	(2.80)	3.77	1.73

Net increase (decrease) from investment operations	4.33	1.20	(1.57)	(3.01)	3.48	1.47

Net asset value, end of period	$20.52	$16.19	$14.99	$16.56	$19.57	$16.09

Total Investment Return[3,4]
Based on net asset value	26.75%[5]	8.01%	(9.48)%[6]	(15.38)%	21.63%	10.05%

Ratios to Average Net Assets
Total expenses	2.15%[7]	2.19%	2.31%	2.08%	2.09%	2.02%

Total expenses excluding recoupment of past waived fees	2.09%[7]	2.13%	2.29%	2.08%	2.09%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	2.15%[7]	2.16%	2.22%	2.08%	2.04%	2.02%

Net investment loss	(1.93)%[7]	(1.92)%	(1.81)%	(1.14)%	(1.56)%	(1.68)%

Supplemental Data
Net assets, end of period (000)	$34,694	$33,219	$25,915	$24,405	$21,847	$15,667

Portfolio turnover	66%	128%	82%	81%	81%	74%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.54)%.
[7]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights	BlackRock Small/Mid-Cap Growth Portfolio

	Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.37	$10.83	$11.80	$18.24	$15.51	$15.16

Net investment loss[1]	(0.05)	(0.06)	(0.06)	(0.06)	(0.12)	(0.10)
Net realized and unrealized gain (loss)[2]	2.99	0.60	(0.89)	(3.49)	3.68	1.09

Net increase (decrease) from investment operations	2.94	0.54	(0.95)	(3.55)	3.56	0.99

Dividends and distributions from:
Tax return of capital	–	–	(0.02)	–	–	–
Net realized gain	–	–	–	(2.89)	(0.83)	(0.64)

Total dividends and distributions	–	–	(0.02)	(2.89)	(0.83)	(0.64)

Net asset value, end of period	$14.31	$11.37	$10.83	$11.80	$18.24	$15.51

Total Investment Return[3,4]
Based on net asset value	25.86%[5]	4.99%	(8.02)%[6]	(22.78)%	23.74%	6.63%

Ratios to Average Net Assets
Total expenses	1.09%[7]	1.46%	1.97%	1.44%	1.38%	1.06%

Total expenses excluding recoupment of past waived fees	0.99%[7]	1.34%	1.97%	1.44%	1.38%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.09%[7]	1.11%	1.11%	1.10%	1.05%	0.99%

Net investment loss	(0.75)%[7]	(0.53)%	(0.67)%	(0.41)%	(0.71)%	(0.64)%

Supplemental Data
Net assets, end of period (000)	$12,432	$12,675	$12,178	$17,019	$26,976	$23,866

Portfolio turnover	64%	106%	83%	63%	76%	49%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.19)%.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	39

Financial Highlights (continued)	BlackRock Small/Mid-Cap Growth Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.09	$11.03	$17.24	$14.74	$14.48	$8.90	$8.56	$9.41	$15.09	$13.10	$13.03

Net investment loss[1]	(0.06)	(0.09)	(0.08)	(0.09)	(0.15)	(0.15)	(0.09)	(0.14)	(0.12)	(0.17)	(0.24)	(0.23)
Net realized and unrealized gain (loss)[2]	2.77	0.57	(0.85)	(3.26)	3.48	1.05	2.33	0.48	(0.73)	(2.80)	3.06	0.94

Net increase (decrease) from investment operations	2.71	0.48	(0.93)	(3.35)	3.33	0.90	2.24	0.34	(0.85)	(2.97)	2.82	0.71

Dividends and distributions from:
Tax return of capital	–	–	(0.01)	–	–	–	–	–	–	–	–	–
Net realized gain	–	–	–	(2.86)	(0.83)	(0.64)	–	–	–	(2.71)	(0.83)	(0.64)

Total dividends and distributions	–	–	(0.01)	(2.86)	(0.83)	(0.64)	–	–	–	(2.71)	(0.83)	(0.64)

Net asset value, end of period	$13.28	$10.57	$10.09	$11.03	$17.24	$14.74	$11.14	$8.90	$8.56	$9.41	$15.09	$13.10

Total Investment Return[3,4]
Based on net asset value	25.64%[5]	4.76%	(8.38)%[6]	(22.93)%	23.41%	6.31%	25.17%[5]	3.97%	(9.03)%[7]	(23.51)%	22.40%	5.52%

Ratios to Average Net Assets
Total expenses	1.51%[8]	1.55%	1.64%	1.45%	1.42%	1.66%	2.28%[8]	2.42%	2.61%	2.40%	2.40%	2.40%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[8]	1.39%	1.36%	1.35%	1.26%	1.35%	2.16%[8]	2.16%	2.11%	2.10%	2.09%	2.10%

Net investment loss	(1.05)%[8]	(0.85)%	(0.93)%	(0.66)%	(0.92)%	(1.00)%	(1.81)%[8]	(1.65)%	(1.67)%	(1.40)%	(1.75)%	(1.75)%

Supplemental Data
Net assets, end of period (000)	$111,206	$97,713	$112,435	$138,073	$218,851	$209,646	$4,423	$4,289	$6,568	$10,468	$21,110	$23,085

Portfolio turnover	64%	106%	83%	63%	76%	49%	64%	106%	83%	63%	76%	49%

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Small/Mid-Cap Growth Portfolio

	Investor C Shares						Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,			Period October 2, 2006[9] to September 30, 2007
		2010	2009	2008	2007	2006		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.91	$8.57	$9.42	$15.12	$13.12	$13.06	$10.42	$9.98	$10.93	$17.18	$14.54

Net investment loss[1]	(0.09)	(0.14)	(0.12)	(0.17)	(0.24)	(0.23)	(0.08)	(0.11)	(0.10)	(0.12)	(0.20)
Net realized and unrealized gain (loss)[2]	2.33	0.48	(0.73)	(2.80)	3.07	0.93	2.74	0.55	(0.84)	(3.23)	3.67

Net increase (decrease) from investment operations	2.24	0.34	(0.85)	(2.97)	2.83	0.70	2.66	0.44	(0.94)	(3.35)	3.47

Dividends and distributions from:
Tax return of capital	–	–	–	–	–	–	–	–	(0.01)	–	–
Net realized gain	–	–	–	(2.73)	(0.83)	(0.64)	–	–	–	(2.90)	(0.83)

Total dividends and distributions	–	–	–	(2.73)	(0.83)	(0.64)	–	–	(0.01)	(2.90)	(0.83)

Net asset value, end of period	$11.15	$8.91	$8.57	$9.42	$15.12	$13.12	$13.08	$10.42	$9.98	$10.93	$17.18

Total Investment Return[3,4]
Based on net asset value	25.14%[5]	3.97%	(9.02)%[10]	(23.52)%	22.44%	5.43%	25.53%[5]	4.41%	(8.61)%[11]	(23.08)%	24.68%[5]

Ratios to Average Net Assets
Total expenses	2.31%[8]	2.36%	2.51%	2.25%	2.23%	2.30%	1.84%[8]	1.95%	2.34%	2.07%	1.81%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.16%[8]	2.16%	2.12%	2.10%	2.07%	2.10%	1.68%[8]	1.68%	1.65%	1.61%	1.56%[8]

Net investment loss	(1.82)%[8]	(1.62)%	(1.68)%	(1.41)%	(1.73)%	(1.75)%	(1.34)%[8]	(1.11)%	(1.22)%	(0.93)%	(1.22)%[8]

Supplemental Data
Net assets, end of period (000)	$8,929	$7,597	$8,739	$11,427	$17,047	$17,041	$3,215	$2,760	$2,814	$1,903	$1,071

Portfolio turnover	64%	106%	83%	63%	76%	49%	64%	106%	83%	63%	76%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.56)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.25)%.
[8]	Annualized.
[9]	Commencement of operations.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.24)%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.79)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	41

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of March 31, 2011, the Trust had 25 series, of which BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) and BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. The Funds are classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: On March 14, 2011, the Board of Trustees of the Trust (the “Board”) approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Mid-Cap Growth Equity will acquire substantially all of the assets and assume certain stated liabilities of Small/Mid-Cap Growth in exchange for newly issued shares of Mid-Cap Growth Equity.

The Board and shareholders of Mid-Cap Value Equity and the Board and shareholders of BlackRock Aurora Portfolio (the “Target Fund”) approved the reorganization of the Target Fund into Mid-Cap Value Equity pursuant to which Mid-Cap Value Equity acquired substantially all of the assets and substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Mid-Cap Value Equity shares.

Each shareholder of the Target Fund received shares of Mid-Cap Value Equity with the same class designation and an aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on July 30, 2010. In connection with the reorganization, Mid-Cap Value Equity issued new Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Mid-Cap Value Equity in the following amounts and at the following conversion ratios:

	Target Fund Shares Prior to Reorganization	Conversion Ratio	Shares of Mid-Cap Value Equity
Institutional	1,922,277	1.67779047	3,225,178
Investor A	17,716,016	1.57807640	27,957,228
Investor B	1,778,129	1.38279419	2,458,787
Investor C	4,588,730	1.37884746	6,327,159
Class R	54,270	1.51585558	82,265

The Target Fund’s net assets and composition of net assets on July 30, 2010, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$390,545,606	$643,024,031	$(266,267,544)	$13,789,119

For financial reporting purposes, assets received and shares issued by Mid-Cap Value Equity were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Mid-Cap Value Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Mid-Cap Value Equity immediately after the acquisition amounted to $1,133,908,900. The Target Fund’s fair value and cost of investments prior to the reorganization were $391,545,019 and $377,755,900, respectively.

The purpose of the transaction was to combine two funds managed by BlackRock Advisors, LLC (the “Manager”), the investment advisor to both the Target Fund and the Funds, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on August 2, 2010.

In connection with the reorganization, the Target Fund was terminated as a series of the Trust.

Assuming the acquisition had been completed on October 1, 2009 the beginning of the annual reporting period of Mid-Cap Value Equity, the pro forma results of operations for the year ended September 30, 2010, are as follows:

•	Net investment income: $3,377,645

•	Total realized and unrealized gain: $130,955,129

•	Net increase in the net assets resulting from operations: $134,332,774

42	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Mid-Cap Value Equity’s Statement of Changes since July 30, 2010.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. Each Fund may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividends on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

BLACKROCK FUNDS	MARCH 31, 2011	43

Notes to Financial Statements (continued)

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

	Mid-Cap Growth Equity and Mid-Cap Value Equity	Small Cap Growth Equity	Small/ Mid-Cap Growth
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.800%	0.550%	0.750%
$1 Billion – $2 Billion	0.700%	0.500%	0.700%
$2 Billion – $3 Billion	0.650%	0.475%	0.675%
Greater Than $3 Billion	0.625%	0.450%	0.650%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity		Small/ Mid-Cap Growth
	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]	Contractual[1]
Institutional	1.27%	0.97%	1.02%	–	1.13%
Service	1.58%	1.29%	1.29%	1.18%	1.39%[3]
Investor A	1.63%	1.29%	1.50%	–	1.39%
Investor B	2.40%	2.06%	2.28%	–	2.16%
Investor C	2.40%	2.06%	2.28%	–	2.16%
Class R	1.65%	1.65%[4]	1.72%[3]	–	1.68%
[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012, except for Mid-Cap Value Equity’s Class R Shares which is prior to February 1, 2021, unless approved by the Board, including a majority of the Independent Trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[3]	There were no shares outstanding as of March 31, 2011.
[4]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2011, the amounts waived were as follows:

Mid-Cap Growth Equity	$1,475
Mid-Cap Value Equity	$7,788
Small Cap Growth Equity	$8,545
Small/Mid-Cap Growth	$408

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

44	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

For the six months ended March 31, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity	Small/ Mid-Cap Growth
Institutional	–	$644	–	$6,783
Service	–	3	–	–
Investor A	$45,584	2,943	–	–
Investor B	152	254	–	–
Investor C	2,626	945	$10,387	–
Class R	–	4	–	–

Total	$48,362	$4,793	$10,387	$6,783

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012	2013
Mid-Cap Growth Equity	$156,373	$18,353	$6,029
Mid-Cap Value Equity	$1,532,746	$997,411	$508,904
Small/Mid-Cap Growth	$445,973	$248,667	$71,515

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Mid-Cap Growth Equity	$3,319
Mid-Cap Value Equity	$8,931
Small Cap Growth Equity	$8,976
Small/Mid-Cap Growth	$1,267

For the six months ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Mid-Cap Growth Equity	–	$5,455	$1,316
Mid-Cap Value Equity	$31	$12,803	$2,372
Small Cap Growth Equity	$2,000	$3,755	$2,596
Small/Mid-Cap Growth	$6	$941	$60

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

Mid-Cap Growth Equity	$12,161
Mid-Cap Value Equity	$7,596
Small Cap Growth Equity	$177,322

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Call Center

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity	Small/ Mid-Cap Growth
Institutional	$259	$1,019	$6,638	$108
Service	11	31	304	–
Investor A	16,216	21,826	6,044	3,432
Investor B	945	1,724	147	220
Investor C	623	5,399	1,541	402
Class R	24	12	–	17

Total	$18,078	$30,011	$14,674	$4,179

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net

BLACKROCK FUNDS	MARCH 31, 2011	45

Notes to Financial Statements (continued)

assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six-months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration and administration - class specific in the Statements of Operations:

Mid-Cap Growth Equity	$82,281
Mid-Cap Value Equity	$231,477
Small Cap Growth Equity	$412,051
Small/Mid-Cap Growth	$30,148

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2011, BIM received $29,608 in securities lending agent fees related to securities lending activities for the Funds.

For the six months ended March 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity	Small/ Mid-Cap Growth
Institutional	$3,296	$28,684	$98,657	$1,681
Service	55	114	5,969	–
Investor A	24,410	83,616	38,045	13,147
Investor B	1,030	5,349	313	548
Investor C	1,659	19,713	4,625	1,038
Class R	586	116	–	387

Total	$31,036	$137,592	$147,609	$16,801

Affiliates earned $29,745, $321, $147,609 and $1,761 from Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Growth Equity and Small/Mid-Cap Growth, respectively, in administration fees which are included in administration – class specific in the Statements of Operations.

Administration Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	–	$28,684	–
Service	$46	114	–
Investor A	–	83,316	$13,147
Investor B	660	5,349	548
Investor C	–	19,713	1,038
Class R	586	95	307

Total	$1,292	$137,271	$15,040

Service and Distribution Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity	Small/ Mid-Cap Growth
Service	$543	$1,144	$59,585	–
Investor A	243,196	983,296	379,972	$131,248
Investor B	40,761	211,493	12,526	21,884
Investor C	66,398	781,254	185,226	41,537
Class R	11,710	2,304	–	7,746

Total	$362,608	$1,979,491	$637,309	$202,415

Transfer Agent Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity	Small/ Mid-Cap Growth
Institutional	$18,621	$182,458	$705,481	$1,303
Service	968	1,028	42,411	–
Investor A	273,196	819,121	390,120	148,694
Investor B	17,827	55,827	4,220	6,644
Investor C	19,022	211,553	80,634	14,135
Class R	8,950	1,710	–	5,685

Total	$338,584	$1,271,697	$1,222,866	$176,461

Affiliates earned $30,239, $37,607, $191,996 and $4,179 from Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Growth Equity and Small/Mid-Cap Growth, respectively, in transfer agent fees which are included in transfer agent – class specific in the Statements of Operations.

Transfer Agent Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	–	$1,019	–
Service	$9	31	–
Investor A	–	21,726	$3,432
Investor B	257	603	220
Investor C	–	5,399	402
Class R	24	8	12

Total	$290	$28,786	$4,066

46	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	–	$80,805	–
Service	$142	277	–
Investor A	–	186,470	$43,577
Investor B	35	14,930	1,755
Investor C	–	59,888	4,924
Class R	4,270	477	2,153

Total	$4,447	$342,847	$52,409

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Mid-Cap Growth Equity	$146,961,080	$163,654,221
Mid-Cap Value Equity	$880,939,053	$915,511,612
Small Cap Growth Equity	$1,005,352,460	$914,378,476
Small/Mid-Cap Growth	$85,182,719	$101,889,328

The Funds received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Funds. This amount is shown as litigation proceeds in the Statements of Operations.

4. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended March 31, 2011.

5. Capital Loss Carryforwards:

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity	Small/ Mid-Cap Growth
2011	$16,297,623	–	$104,987,092	–
2016	–	$55,228,525	–	–
2017	3,358,149	164,955,270	19,294,816	$8,644,509
2018	19,555,645	90,011,532	5,751,842	12,351,378

Total	$39,211,417	$310,195,327	$130,033,750	$20,995,887

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2011, Mid-Cap Growth Equity and Small/Mid Cap Growth invested a significant portion of their assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Mid-Cap Growth Equity and Small/Mid Cap Growth and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK FUNDS	MARCH 31, 2011	47

Notes to Financial Statements (continued)

As of March 31, 2011, Mid-Cap Value Equity invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Mid-Cap Value Equity and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2011, Small Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on Small Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount

Institutional
Shares sold	89,675	$1,143,387	517,383	$5,627,421
Shares redeemed	(223,864)	(2,808,663)	(823,321)	(8,953,526)

Net decrease	(134,189)	$(1,665,276)	(305,938)	$(3,326,105)

Service
Shares sold	27,923	$339,676	9,319	$94,294
Shares redeemed	(4,835)	(55,243)	(14,967)	(154,340)

Net increase (decrease)	23,088	$284,433	(5,648)	$(60,046)

Investor A
Shares sold and automatic conversion of shares	331,107	$3,820,443	1,032,320	$10,493,917
Shares redeemed	(1,407,402)	(16,171,922)	(2,579,912)	(25,768,638)

Net decrease	(1,076,295)	$(12,351,479)	(1,547,592)	$(15,274,721)

Investor B
Shares sold	659	$6,558	11,678	$107,711
Shares redeemed and automatic conversion of shares	(174,257)	(1,755,462)	(528,044)	(4,718,273)

Net decrease	(173,598)	$(1,748,904)	(516,366)	$(4,610,562)

Investor C
Shares sold	66,857	$689,730	192,306	$1,747,582
Shares redeemed	(207,915)	(2,107,231)	(278,935)	(2,451,295)

Net decrease	(141,058)	$(1,417,501)	(86,629)	$(703,713)

48	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount

Class R
Shares sold	108,141	$1,230,871	282,912	$2,806,051
Shares redeemed	(233,598)	(2,761,244)	(124,681)	(1,216,171)

Net increase (decrease)	(125,457)	$(1,530,373)	158,231	$1,589,880

Mid-Cap Value Equity

Institutional
Shares issued in the reorganization	–	–	3,225,178	$33,023,569
Shares sold	3,482,949	$41,338,496	10,334,310	102,965,992
Shares issued in reinvestment of dividends	128,800	1,469,614	119,221	1,127,827

Total issued	3,611,749	42,808,110	13,678,709	137,117,388
Shares redeemed	(3,070,672)	(36,367,216)	(12,019,668)	(119,115,181)[1]

Net increase	541,077	$6,440,894	1,659,041	$18,002,207

[1]	Includes 5,485,998 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $52,720,155.

Service
Shares sold	23,669	$275,757	28,729	$279,470
Shares issued in reinvestment of dividends	311	3,505	1,366	11,848

Total issued	23,980	279,262	30,095	291,318
Shares redeemed	(3,654)	(42,795)	(238,107)	(2,442,750)

Net increase (decrease)	20,326	$236,467	(208,012)	$(2,151,432)

Investor A
Shares issued in the reorganization	–	–	27,957,228	$277,741,078
Shares sold and automatic conversion of shares	4,819,906	$55,068,604	14,805,076	147,094,949
Shares issued in reinvestment of dividends	448,162	4,965,631	188,070	1,730,241

Total issued	5,268,068	60,034,235	42,950,374	426,566,268
Shares redeemed	(9,244,531)	(105,336,402)	(15,463,894)	(151,301,780)

Net increase (decrease)	(3,976,463)	$(45,302,167)	27,486,480	$275,264,488

Investor B
Shares issued in the reorganization	–	–	2,458,787	$22,141,619
Shares sold	14,780	$151,332	38,718	348,353

Shares issued in reinvestment of dividends and distributions	3,305	33,308	–	–
Total issued	18,085	184,640	2,497,505	22,489,972
Shares redeemed and automatic conversion of shares	(769,141)	(7,865,423)	(2,935,182)	(26,493,927)

Net decrease	(751,056)	$(7,680,783)	(437,677)	$(4,003,955)

BLACKROCK FUNDS	MARCH 31, 2011	49

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Mid-Cap Value Equity (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares issued in the reorganization	–	–	6,327,159	$56,797,005
Shares sold	881,086	$9,091,251	1,540,063	13,707,167
Shares issued in reinvestment of dividends and distributions	25,130	252,303	–	–

Total issued	906,216	9,343,554	7,867,222	70,504,172
Shares redeemed	(2,603,050)	(26,817,765)	(2,939,480)	(26,027,414)

Net increase (decrease)	(1,696,834)	$(17,474,211)	4,927,742	$44,476,758

			Period July 30, 2010[1] to September 30, 2010
			Shares	Amount

Class R
Shares issued in the reorganization	–	–	82,265	$842,335
Shares sold	18,627	$221,090	3,694	37,619
Shares issued in reinvestment of dividends	499	5,689	–	–

Total issued	19,126	226,779	85,959	879,954
Shares redeemed	(19,466)	(231,686)	(6,302)	(64,834)

Net increase (decrease)	(340)	$(4,907)	79,657	$815,120

[1] Commencement of operations.

			Year Ended September 30, 2010
Small Cap Growth Equity			Shares	Amount

Institutional
Shares sold	11,155,462	$256,978,342	12,813,669	$254,575,824
Shares redeemed	(5,586,191)	(131,652,650)	(19,162,168)	(374,748,075)

Net increase (decrease)	5,569,271	$125,325,692	(6,348,499)	$(120,172,251)

Service
Shares sold	203,187	$4,524,600	690,764	$13,001,879
Shares redeemed	(745,299)	(16,615,609)	(692,707)	(12,801,199)

Net increase (decrease)	(542,112)	$(12,091,009)	(1,943)	$200,680

Investor A
Shares sold and automatic conversion of shares	2,305,722	$49,690,459	5,118,938	$93,399,557
Shares redeemed	(2,852,909)	(61,179,351)	(4,740,982)	(85,235,223)

Net increase (decrease)	(547,187)	$(11,488,892)	377,956	$8,164,334

Investor B
Shares sold	13,984	$268,406	9,765	$154,258
Shares redeemed and automatic conversion of shares	(34,319)	(635,980)	(85,307)	(1,364,344)

Net decrease	(20,335)	$(367,574)	(75,542)	$(1,210,086)

50	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	252,835	$4,734,201	886,888	$14,090,645
Shares redeemed	(613,342)	(11,656,263)	(563,881)	(8,752,747)

Net increase (decrease)	(360,507)	$(6,922,062)	323,007	$5,337,898

Small/Mid-Cap Growth

Institutional
Shares sold	101,993	$1,346,971	617,825	$6,728,438
Shares redeemed	(348,148)	(4,642,784)	(627,813)	(6,997,835)

Net decrease	(246,155)	$(3,295,813)	(9,988)	$(269,397)

Investor A
Shares sold and automatic conversion of shares	895,288	$10,997,322	2,083,809	$21,986,235
Shares redeemed	(1,768,176)	(21,242,817)	(3,978,457)	(41,586,290)

Net decrease	(872,888)	$(10,245,495)	(1,894,648)	$(19,600,055)

Investor B
Shares sold	4,525	$47,282	13,963	$127,256
Shares redeemed and automatic conversion of shares	(89,603)	(897,938)	(299,108)	(2,659,561)

Net decrease	(85,078)	$(850,656)	(285,145)	$(2,532,305)

Investor C
Shares sold	77,779	$799,539	123,275	$1,086,518
Shares redeemed	(129,954)	(1,322,617)	(289,872)	(2,537,202)

Net decrease	(52,175)	$(523,078)	(166,597)	$(1,450,684)

Class R
Shares sold	32,988	$394,981	76,133	$771,138
Shares redeemed	(52,027)	(633,046)	(93,195)	(961,984)

Net decrease	(19,039)	$(238,065)	(17,062)	$(190,846)

There is a 2% redemption fee on shares of Small Cap Growth Equity and Small/Mid-Cap Growth that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Funds for the benefit of their remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	MARCH 31, 2011	51

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

John Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Trust.

52	BLACKROCK FUNDS	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2011	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK FUNDS	MARCH 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Municipal Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund		BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
			2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2011	55

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY4-3/11-SAR

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock FundsSM

▶	BlackRock Global Opportunities Portfolio
▶	BlackRock Health Sciences Opportunities Portfolio
▶	BlackRock International Opportunities Portfolio
▶	BlackRock Science & Technology Opportunities Portfolio
▶	BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period, the Fund posted positive double-digit returns, but trailed its benchmark, the MSCI All Country World Index (ACWI).

What factors influenced performance?

•

Relative to the benchmark, the Fund’s performance benefited from favorable positioning in the consumer discretionary and materials sectors, as it generated returns. Stock selection was positive across multiple industries within consumer discretionary, including cable & satellite, homebuilding and automobile manufacturers. Within materials, the Fund’s positioning in diversified chemicals and specialty chemicals aided returns as these top-performing industries respectively climbed 53% and 28%. From an allocation perspective, positive effects were realized from the Fund’s overweight exposure to German and Japanese exporters, the latter of which rebounded following the tragic events in March.

•

The Fund’s underperformance was largely attributable to its exposures to the energy and financial sectors. In energy, the Fund’s bias toward coal producers led to an overweight that helped performance in the fourth quarter of 2010, although it lagged on a relative basis in the first quarter of 2011. While the Fund’s longer-term outlook for coal stocks remains constructive given the limited supply growth, the names we owned underperformed large-cap integrated names not included in the portfolio as geopolitical uncertainties in the Middle East drove oil prices higher. Likewise, select oil exploration & production names included within the benchmark benefited substantially from rising prices while the Fund’s holdings underperformed on news of disappointing production levels. In financials, the Fund’s positioning in diversified banks, exchange operators and retail real estate investment trusts (REITs) detracted from sector performance.

Describe recent portfolio activity.

•

Overall, adjustments to risk exposures led to portfolio activity during the six-month period. We reduced the Fund’s weightings in information technology (IT) and consumer staples and the proceeds from these transactions were reinvested in financials, industrials and energy. Regionally, the sector changes resulted in higher exposure to emerging Asian markets and less exposure to North America.

Describe Fund positioning at period end.

•

At period end, the investment team remains constructive, yet cautious, on the markets as we closely monitor the pulse of global growth through focus on sub-industry and company fundamentals. The Fund’s largest active sector overweights include industrials and consumer discretionary, while the largest underweights are IT and consumer staples. Portfolio positioning remains widely diversified and levels of active risk are at the low end of historical ranges.

•

On March 14, 2011, the Board of Trustees of the Trust approved a plan of reorganization. The reorganization is subject to shareholder approval by the BlackRock Global Growth Fund, Inc. (“Global Growth”) shareholders and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of Global Growth in exchange for newly issued shares of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Royal Dutch Shell Plc, A Shares	1%
BHP Billiton Ltd.	1
JPMorgan Chase & Co.	1
Google, Inc., Class A	1
Apple, Inc.	1
St. Jude Medical, Inc.	1
HSBC Holdings Plc	1
The Boeing Co.	1
Barrick Gold Corp.	1
Exxon Mobil Corp.	1

Geographic Allocation	Percent of Long-Term Investments
United States	41%
Japan	10
Germany	7
United Kingdom	5
South Korea	5
Switzerland	4
Netherlands	4
Canada	4
France	3
Hong Kong	2
Ireland	2
Other[1]	13

[1]	Other includes a 1% holding in each of the following countries: Australia, Belgium, Brazil, China, Colombia, Denmark, India, Italy, Luxembourg, Mexico, Russia, Spain and Thailand.

4	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund will invest, under normal market conditions, at least 75% of its total assets in global equity securities of any market capitalization with above average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

[3]	This unmanaged market capitalization-weighted index is made up of equities from 45 countries, including the United States.
[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2011

			Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.77%	11.56%	N/A	4.35%	N/A	4.69%	N/A
Investor A	11.64	11.22	5.39%	4.07	2.95%	4.40	3.32%
Investor B	11.25	10.29	5.79	3.33	2.98	3.66	3.50
Investor C	11.20	10.13	9.13	3.30	3.30	3.63	3.63
MSCI All Country World Index (ACWI)	13.54	14.08	N/A	2.94	N/A	3.23	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,117.70	$7.34	$1,000.00	$1,018.00	$6.99	1.39%
Investor A	$1,000.00	$1,116.40	$8.81	$1,000.00	$1,016.60	$8.40	1.67%
Investor B	$1,000.00	$1,112.50	$12.80	$1,000.00	$1,012.81	$12.19	2.43%
Investor C	$1,000.00	$1,112.00	$12.90	$1,000.00	$1,012.72	$12.29	2.45%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	5

Fund Summary as of March 31, 2011	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund outperformed its benchmark, the Russell 3000 Health Care Index, for the six-month period. However, despite posting positive-double digit returns, all share classes underperformed the broad-market S&P 500 Index.

What factors influenced performance?

•

The Fund’s performance relative to the Russell 3000 Health Care Index benefited from favorable sub-industry allocation and good stock selection. The Fund’s underweight position in pharmaceuticals was the biggest contributor, with overweights in life sciences tools & services, health care distributors, health care facilities and healthcare services all adding to relative performance. The Fund also benefited from merger and acquisition (M&A) activity associated with the announced plans of Community Health Systems, Inc. acquiring Tenet Healthcare Corp. and Thermo Fisher Scientific, Inc. acquiring Dionex Corp. The selective use of covered call options positively contributed to relative performance during the six-month period through income generation. Additionally, we utilized forward foreign currency exchange contracts to hedge exposures back to the level of the benchmark.

•

Despite good relative performance, the Fund’s underweight positions in health care technology and managed health care detracted from performance. Stock selection in the health care services and health care distributors sub-industries mildly hindered returns.

Describe recent portfolio activity.

•

During the six months, the Fund moved to an underweight position in biotechnology and managed health care. Further reductions were also made in pharmaceuticals, the Fund’s largest relative underweight versus the benchmark at the end of the period. Proceeds from these transactions went primarily into health care equipment, health care services and health care distributors.

Describe Fund positioning at period end.

•

As of period end, we are more constructive overall on health care as we anticipate continued stabilization and gradual improvement. While we increased the Fund’s exposure to companies that will benefit from increasing health care utilization, we continue to focus on names with healthy product cycles as well as those in industries with favorable regulatory tailwinds which we believe will benefit regardless of any bull run in health care.

•

On March 14, 2011, the Board of Trustees of the Trust approved a plan of reorganization. The reorganization is subject to shareholder approval by the BlackRock Healthcare Fund, Inc. (“Healthcare”) shareholders and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of Healthcare in exchange for newly issued shares of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Pfizer, Inc.	4%
Fresenius Medical Care AG & Co. KGaA	4
DaVita, Inc.	3
UnitedHealth Group, Inc.	3
Allergan, Inc.	3
Covidien Plc.	3
Baxter International, Inc.	3
Laboratory Corp. of America Holdings	3
Express Scripts, Inc.	3
St. Jude Medical, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Health Care Providers & Services	32%
Health Care Equipment & Supplies	25
Pharmaceuticals	20
Biotechnology	12
Life Sciences Tools & Services	9
Machinery	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies in health sciences and related industries.
[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies, Inc.

[4]

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.01%	8.65%	N/A	8.11%	N/A	12.65%	N/A
Service	12.79	8.26	N/A	7.76	N/A	12.33	N/A
Investor A	12.80	8.31	2.61%	7.76	6.60%	12.30	11.70%
Investor B	12.39	7.50	3.00	6.88	6.58	11.64	11.64
Investor C	12.40	7.51	6.51	6.98	6.98	11.51	11.51
S&P 500 Index	17.31	15.65	N/A	2.62	N/A	3.29	N/A
Russell 3000 Health Care Index	11.89	7.83	N/A	3.36	N/A	2.67	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,130.10	$5.26	$1,000.00	$1,020.00	$4.99	0.99%
Service	$1,000.00	$1,127.90	$7.00	$1,000.00	$1,018.35	$6.64	1.32%
Investor A	$1,000.00	$1,128.00	$6.90	$1,000.00	$1,018.45	$6.54	1.30%
Investor B	$1,000.00	$1,123.90	$10.96	$1,000.00	$1,014.61	$10.40	2.07%
Investor C	$1,000.00	$1,124.00	$10.75	$1,000.00	$1,014.81	$10.20	2.03%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	7

Fund Summary as of March 31, 2011	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period, Institutional, Service, and Investor A Shares posted positive double-digit returns. All share classes trailed its benchmark, the MSCI ACWI Ex-US.

What factors influenced performance?

•

Relative to the benchmark, the Fund’s performance benefited from favorable positioning in the consumer discretionary, materials and IT sectors. Additionally, net exposure to Japan was positive primarily due to a rebound in chemicals names, despite the unexpected tragic events in March. Stock selection aided returns across multiple industries within consumer discretionary, including cable & satellite, homebuilding and automobile manufacturers. In materials, overweight positions in agricultural chemicals and precious metals contributed to performance.

•

The Fund’s underperformance relative to the benchmark was largely attributable to its exposures in the financials and energy sectors. In financials, the Fund’s positioning in diversified banks, exchange operators and diversified real estate activities detracted the most from performance within the sector. In energy, the Fund’s bias toward coal producers led to an overweight that helped performance in the fourth quarter of 2010, although it lagged on a relative basis in the first quarter of 2011. The Fund’s longer-term outlook for coal stocks remains constructive given the limited supply growth; however, the names we owned underperformed large-cap integrated names not included in the portfolio as geopolitical uncertainties in the Middle East drove oil prices higher. Likewise, select oil exploration and production names included within the benchmark benefited substantially from rising prices. However, the Fund’s holdings in the space announced disappointing production levels, which caused them to underperform.

Describe recent portfolio activity.

•

Overall, adjustments to risk exposures led to portfolio activity during the six-month period. We reduced the Fund’s weightings in consumer staples, materials and IT, and the proceeds from these transactions were largely reinvested in industrials and financials. Regionally, the sector changes resulted in higher exposure to emerging markets in Asia and a reduction to North America.

Describe Fund positioning at period end.

•

At period end, the investment team remains constructive, yet cautious, on the markets as we monitor the pulse of global growth through focus on sub-industry and company fundamentals. The Fund’s largest active sector overweights include industrials and consumer discretionary, while the largest underweights are consumer staples and utilities. Portfolio positioning remains widely diversified and levels of active risk are at the low end of historical ranges.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Royal Dutch Shell Plc, A Shares	2%
HSBC Holdings Plc	2
Barrick Gold Corp.	1
BHP Billiton Ltd.	1
Xstrata Plc	1
Telefonica SA	1
Siemens AG	1
IHI Corp.	1
China Construction Bank Corp., H Shares	1
Zeon Corp	1

Geographic Allocation	Percent of Long-Term Investments
Japan	15%
United Kingdom	13
Germany	9
Canada	6
France	6
Netherlands	6
Hong Kong	5
South Korea	5
Switzerland	5
Australia	4
Taiwan	4
Brazil	3
Other[1]	19

[1]

Other includes a 2% holding in each of the following countries: China and Denmark and a 1% holding in each of the following countries: Austria, Belgium, Colombia, India, Ireland, Italy, Luxembourg, Malaysia, Mexico, Norway, Russia, Singapore, South Africa, Spain and Thailand.

8	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization.
[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.23%	13.16%	N/A	4.33%	N/A	12.20%	N/A
Service	10.00	12.78	N/A	3.99	N/A	11.84	N/A
Investor A	10.08	12.89	6.97%	4.02	2.90%	11.80	11.19%
Investor B	9.62	12.00	7.50	3.21	2.91	11.12	11.12
Investor C	9.64	12.05	11.05	3.23	3.23	10.96	10.96
MSCI All Country World Index (ACWI) Ex-US	10.85	13.15	N/A	3.59	N/A	7.41	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,102.30	$6.71	$1,000.00	$1,018.55	$6.44	1.28%
Service	$1,000.00	$1,100.00	$8.59	$1,000.00	$1,016.75	$8.25	1.64%
Investor A	$1,000.00	$1,100.80	$7.96	$1,000.00	$1,017.35	$7.64	1.52%
Investor B	$1,000.00	$1,096.20	$12.18	$1,000.00	$1,013.31	$11.70	2.33%
Investor C	$1,000.00	$1,096.40	$12.02	$1,000.00	$1,013.46	$11.55	2.30%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	9

Fund Summary as of March 31, 2011	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated positive double-digit returns for the six-month period, but underperformed its benchmark, the NYSE Arca Tech 100 Index.

What factors influenced performance?

•

Several factors generated positive returns during the period. The largest contributor to performance came from the Fund’s underweight in pharmaceuticals and biotechnology. Outside of the health care sector, the IT portion of the Fund benefited from good relative positioning in multiple sub-industries including semiconductor equipment, computer storage & peripherals, systems software and data processing & outsourced services. In the semiconductor equipment space, strong relative performance was driven by a basket of names that rose in excess of 35%, including Novellus Systems, Inc., Lam Research Corp. and Applied Materials, Inc. Allocation effects were also positive in industrials as a result of the decision to avoid aerospace & defense stocks.

•

Detractors from performance included stock selection in the communications equipment and internet software & services sub-industries of the IT sector. In particular, the Fund’s overweight exposure to Cisco Systems, Inc. and underweight exposure to Ciena Corp. hurt relative results in the equipment space. The Fund’s returns in internet software & services, while robust during the six-month period, failed to keep pace with benchmark comparisons due to select underperforming positions. Health care equipment stocks within the benchmark rose nearly 30% to lead all sub-industries in the health care sector and our underweight in the space negatively impacted final results.

•

The average cash balance of the Fund was approximately 5% over the trailing six-month period. With markets generally higher during the time period, this exposure detracted from relative returns. The level of cash was used for transactional purposes and to manage downside risk relative to the benchmark.

Describe recent portfolio activity.

•

The Fund’s sector weightings were not meaningfully altered during the six-month period; however, at the sub-industry level, we trimmed exposure to semiconductors and communications equipment in IT, and reinvested the proceeds into semiconductor equipment and internet software & services. In health care, we sold names in health care supplies and life sciences tools & services, and added to the Fund’s existing holdings in pharmaceuticals.

Describe Fund positioning at period end.

•

At period end, the Fund remained overweight in the IT sector relative to the NYSE Arca Tech 100 Index, and underweight in health care. Within IT, the Fund is most overweight the internet software & services, semiconductors and systems software sub-industries, and most underweight in application software, communications equipment and data processing & outsourced services. The Fund’s holdings reflect our preference for companies that have positioned themselves to benefit from a rebound in corporate spending.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	9%
Google, Inc., Class A	4
International Business Machines Corp.	3
EMC Corp.	3
Oracle Corp.	3
QUALCOMM, Inc.	2
Microsoft Corp.	2
Broadcom Corp., Class A	2
Hewlett-Packard Co.	2
Pfizer, Inc.	2

Industry Allocation	Percent of Long-Term Investments
Software	20%
Semiconductors & Semiconductor Equipment	20
Computers & Peripherals	15
Communications Equipment	10
Internet Software & Services	10
IT Services	10
Electronic Equipment, Instruments & Components	4
Internet & Catalog Retail	2
Pharmaceuticals	2
Other[1]	7

[1]

Other includes a 1% holding in each of the following industries: Biotechnology, Life Sciences Tools & Services, Office Electronics, Diversified Telecommunication Services and Wireless Telecommunication Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by US and non-US science and technology companies in all market capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

[3]

A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.29%	21.94%	N/A	7.16%	N/A	5.60%	N/A
Service	18.23	21.58	N/A	6.77	N/A	5.25	N/A
Investor A	18.10	21.34	15.03%	6.73	5.58%	5.13	4.57%
Investor B	17.65	20.39	15.89	5.82	5.50	4.46	4.46
Investor C	17.68	20.41	19.41	5.80	5.80	4.28	4.28
Class R	17.91	21.04	N/A	6.35	N/A	4.79	N/A
NYSE Arca Tech 100 Index	20.28	25.71	N/A	6.49	N/A	6.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,182.90	$7.56	$1,000.00	$1,018.00	$6.99	1.39%
Service	$1,000.00	$1,182.30	$8.16	$1,000.00	$1,017.45	$7.54	1.50%
Investor A	$1,000.00	$1,181.00	$9.52	$1,000.00	$1,016.21	$8.80	1.75%
Investor B	$1,000.00	$1,176.50	$14.11	$1,000.00	$1,011.97	$13.04	2.60%
Investor C	$1,000.00	$1,176.80	$14.33	$1,000.00	$1,011.77	$13.24	2.64%
Class R	$1,000.00	$1,179.10	$10.49	$1,000.00	$1,015.31	$9.70	1.93%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	11

Fund Summary as of March 31, 2011	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”), one portfolio of BlackRock FundsSM (the “Trust”), investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period, the Fund posted positive double-digit returns, but underperformed its benchmark, the Russell Midcap Index.

What factors influenced performance?

•

Several factors generated positive returns during the period. The Fund’s positioning in materials, industrials and IT performed particularly well. Stock selection was positive across multiple sub-industries in materials, led by diversified miners, specialty chemicals and paper packaging. In industrials, the Fund’s holdings in construction & engineering, farm machinery & heavy trucks and transportation climbed materially on global demand recovery. Similarly, accelerating trends in IT virtualization were the catalysts for strong performance in the systems software exposure.

•

Relative to the benchmark, the Fund’s overall underperformance was attributable to stock selection in the consumer discretionary and energy sectors. While the decision to overweight restaurant and apparel retail stocks was correct from an allocation perspective, the underlying portfolio holdings in each sub-industry failed to keep pace with benchmark comparisons. Although coal stocks appreciated meaningfully during the six-month period given the limited supply growth from key exporting regions, the Fund’s particular exposure trailed the full basket of benchmark names.

Describe recent portfolio activity.

•

Overall, changes during the six-month period were modest. After holding an underweight position in financials and health care during the prior six months, we made additions on improving fundamentals. In addition to net portfolio inflows, our dispositions across the consumer and utilities sectors funded our buys.

Describe Fund positioning at period end.

•

At period end, the investment team remains constructive, yet cautious, on the markets as we monitor the pulse of global growth through focus on sub-industry and company fundamentals. The Fund’s largest active sector overweights include IT and materials, while the largest underweights are utilities and financials. Portfolio positioning remains widely diversified and levels of active risk are at the low end of historical ranges.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
CB Richard Ellis Group, Inc., Class A	1%
Amphenol Corp., Class A	1
Terex Corp.	1
Oshkosh Corp.	1
Ariba, Inc.	1
Comerica, Inc.	1
Robert Half International, Inc.	1
Rayonier, Inc.	1
Albemarle Corp.	1
Actuant Corp., Class A	1

Sector Allocation	Percent of Long-Term Investments
Financials	18%
Information Technology	18
Consumer Discretionary	14
Industrials	14
Energy	9
Health Care	9
Materials	8
Consumer Staples	6
Utilities	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	MARCH 31, 2011

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.
[3]

A market index that measures the performance of the mid-cap segment of the US equities universe. It is a subset of the Russell 1000 index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
Institutional	20.87%	24.61%	N/A	8.12%	N/A	8.70%	N/A
Service	20.63	24.09	N/A	7.66	N/A	8.29	N/A
Investor A	20.61	24.05	17.52%	7.60	6.45%	8.21	7.63%
Investor B	20.14	23.06	18.56	6.80	6.49	7.58	7.58
Investor C	20.14	23.11	22.11	6.82	6.82	7.41	7.41
Russell Midcap Index	21.70	24.27	N/A	4.67	N/A	8.52	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,208.70	$5.67	$1,000.00	$1,019.80	$5.19	1.03%
Service	$1,000.00	$1,206.30	$7.98	$1,000.00	$1,017.70	$7.29	1.45%
Investor A	$1,000.00	$1,206.10	$8.09	$1,000.00	$1,017.60	$7.39	1.47%
Investor B	$1,000.00	$1,201.40	$12.62	$1,000.00	$1,013.46	$11.55	2.30%
Investor C	$1,000.00	$1,201.40	$12.24	$1,000.00	$1,013.81	$11.20	2.23%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2011	13

About Fund Performance

•

Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 16, 2000, Health Sciences Opportunities’ Institutional Shares’ performance results are those of Investor A Shares restated to reflect Institutional Shares’ fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Health Sciences Opportunities’ Service Shares’ performance results are those of Investor A Shares restated to reflect Service Shares’ fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Prior to October 16, 2000, Health Sciences Opportunities’ Investor B Shares’ performance results are those of Investor A Shares restated to reflect Investor B Shares’ fees.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 16, 2000, Health Sciences Opportunities’ Investor C Shares’ performance results are those of Investor A Shares restated to reflect Investor C Shares’ fees.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to September 8, 2008, Science & Technology Opportunities’ Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Effective February 28, 2011, U.S. Opportunities was closed to new investors. Existing shareholders may make additional investments in current accounts.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for Health Sciences Opportunities for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14	BLACKROCK FUNDS	MARCH 31, 2011

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	15

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 1.3%
BHP Billiton Ltd.	23,200	$1,113,543
Austria – 0.3%
Erste Group Bank AG	5,700	287,842
Belgium – 0.8%
Anheuser-Busch InBev NV	11,900	678,438
Brazil – 1.2%
Banco Bradesco SA, Preference Shares	29,500	602,775
BM&FBovespa SA	62,342	452,487

		1,055,262

Canada – 4.2%
Bankers Petroleum Ltd. (a)	55,700	499,835
Barrick Gold Corp.	17,600	914,764
Canadian Natural Resources Ltd.	8,500	420,309
Manulife Financial Corp.	27,500	487,313
Sun Life Financial, Inc.	15,100	474,571
Suncor Energy, Inc.	10,400	466,418
The Toronto-Dominion Bank	4,600	407,097

		3,670,307

China – 1.2%
China Construction Bank Corp., H Shares	658,900	616,853
China Merchants Bank Co. Ltd., H Shares	139,600	385,907
Lentuo International, Inc. – ADR (a)	11,800	57,584

		1,060,344

Colombia – 0.7%
Petrominerales Ltd.	15,000	568,437
Denmark – 0.9%
Carlsberg A/S, Class B	3,800	408,628
Pandora A/S (a)	6,900	350,104

		758,732

France – 2.6%
BNP Paribas	5,480	400,612
Danone	5,700	372,004
LVMH Moet Hennessy Louis Vuitton SA	2,800	443,346
Technip SA	6,500	693,014
Unibail-Rodamco SE	1,800	390,119

		2,299,095

Germany – 6.8%
BASF SE	8,000	690,518
Bayer AG	5,600	432,670
Bayerische Motoren Werke AG	7,000	581,164
Fresenius Medical Care AG & Co. KGaA	10,200	684,288
K+S AG	8,000	603,245
Kabel Deutschland Holding AG (a)	10,000	526,998
Metro AG	6,000	408,664
SAP AG – ADR	10,700	656,552
Siemens AG	5,300	724,976
Volkswagen AG, Preference Shares	3,754	606,730

		5,915,805

Gibraltar – 0.1%
PartyGaming Plc (a)	28,400	91,074
Hong Kong – 2.4%
AIA Group Ltd. (a)	194,500	598,724
China Resources Enterprise Ltd.	69,000	280,335
China Unicom Hong Kong Ltd.	194,500	323,871
Hong Kong Exchanges and Clearing Ltd.	19,300	418,778
Wharf Holdings Ltd.	63,500	437,376

		2,059,084

India – 0.7%
ICICI Bank Ltd.	25,200	629,252
Ireland – 1.7%
Accenture Plc	8,400	461,748
Covidien Plc	11,400	592,116
WPP Plc	33,900	417,780

		1,471,644

Italy – 0.8%
Enel SpA	70,800	446,021
Intesa Sanpaolo SpA	97,000	286,157

		732,178

Japan – 9.6%
Bridgestone Corp.	27,200	568,774
DeNA Co. Ltd.	9,900	358,285
Hino Motors Ltd.	92,400	452,162
Honda Motor Co. Ltd.	17,100	635,327
ITOCHU Corp.	79,500	831,957
Japan Tobacco, Inc.	145	524,231
JSR Corp.	31,900	639,754
Komatsu Ltd.	10,000	339,256
Marubeni Corp.	67,400	484,390
Mitsubishi Chemical Holdings Corp.	52,500	330,698
ORIX Corp.	4,500	421,800
SMC Corp.	3,000	493,779
Softbank Corp.	15,000	597,665
Sumitomo Electric Industries Ltd.	37,500	519,343
Sumitomo Heavy Industries Ltd.	120,200	782,951
Sumitomo Mitsui Financial Group, Inc.	12,800	397,124

		8,377,496

Luxembourg – 0.5%
Subsea 7 SA	17,700	446,749

Malaysia – 0.4%
CIMB Group Holdings Bhd	133,900	362,272

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
	AUD	Australian Dollar	JPY	Japanese Yen
	CHF	Swiss Franc	NOK	Norwegian Krone
	EUR	Euro	SEK	Swedish Krona
	GDR	Global Depositary Receipts	USD	US Dollar
	GBP	British Pound

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Mexico – 0.7%
Fomento Economico Mexicano SAB de CV – ADR	5,900	$346,330
Grupo Modelo SAB de CV, Series C	44,500	267,499

		613,829

Netherlands – 3.5%
Aegon NV (a)	58,200	435,791
Corio NV	3,100	216,918
ING Groep NV (a)	33,200	421,433
LyondellBasell Industries NV, Class A (a)	14,700	581,385
Royal Dutch Shell Plc, A Shares	31,700	1,153,186
VimpelCom Ltd. – ADR	19,900	280,988

		3,089,701

Norway – 0.4%
Yara International ASA	7,200	364,722

Russia – 0.9%
Lukoil OAO – ADR	6,300	449,757
Mail.ru Group Ltd. – GDR (a)	1,700	50,915
Rosneft Oil Co. – GDR	32,600	297,801

		798,473

South Africa – 0.4%
Naspers Ltd., N Shares	6,000	322,750

South Korea – 4.8%
Dongbu Insurance Co. Ltd.	13,300	606,597
GS Engineering & Construction Corp.	5,200	544,509
Hyundai Engineering & Construction Co. Ltd.	11,300	814,883
Kia Motors Corp.	9,200	578,155
KT Corp. – ADR (a)	20,700	404,271
Samsung Electronics Co. Ltd.	970	822,527
Samsung Life Insurance Co. Ltd. (a)	4,800	449,931

		4,220,873

Spain – 0.9%
Telefonica SA	31,900	800,198

Switzerland – 4.1%
Adecco SA	11,500	754,925
Cie Financiere Richemont SA	5,600	322,896
Julius Baer Group Ltd.	5,200	225,126
Novartis AG	9,800	530,680
Roche Holding AG	3,200	456,849
Weatherford International Ltd. (a)	26,400	596,640
Xstrata Plc	29,100	678,953

		3,566,069

Thailand – 0.7%
Bangkok Bank Public Co. Ltd.	43,000	228,725
Banpu Public Co. Ltd.	16,800	410,299

		639,024

United Kingdom – 5.4%
Afren Plc (a)	121,100	316,562
Barclays Plc	138,500	621,863
Barratt Developments Plc (a)	65,300	115,309
Bellway Plc	9,200	102,622
BG Group Plc	17,700	439,414
BP Plc	4,100	30,123
GlaxoSmithKline Plc	11,700	222,941
HSBC Holdings Plc	94,400	975,073
Kazakhmys Plc	12,700	283,627
Persimmon Plc	13,300	94,816
Taylor Wimpey Plc (a)	191,300	124,635
Tullow Oil Plc	23,800	552,274
Vodafone Group Plc – ADR	27,800	799,250

		4,678,509

United States – 40.2%
3M Co.	6,000	561,000
Allergan, Inc.	9,800	695,996
American Electric Power Co., Inc.	16,500	579,810
Ameriprise Financial, Inc.	6,400	390,912
Apple, Inc. (a)	3,000	1,045,350
Applied Materials, Inc.	24,200	378,004
AT&T Inc.	20,600	630,360
Baxter International, Inc.	9,700	521,569
The Boeing Co.	12,600	931,518
Bristol-Myers Squibb Co.	16,100	425,523
Broadcom Corp., Class A	9,800	385,924
Carnival Corp.	10,100	387,436
Citigroup, Inc.	144,600	639,132
Clorox Co.	4,500	315,315
Comcast Corp., Class A	33,800	835,536
Comerica, Inc.	10,000	367,200
ConAgra Foods, Inc.	17,700	420,375
Corning, Inc.	33,000	680,790
CVS Caremark Corp.	13,300	456,456
Darden Restaurants, Inc.	9,100	447,083
eBay, Inc. (a)	14,900	462,496
Edison International	5,900	215,881
EMC Corp. (a)	28,700	761,985
Exxon Mobil Corp.	10,500	883,365
Federal Realty Investment Trust	5,500	448,580
FedEx Corp.	8,600	804,530
General Electric Co.	41,200	826,060
Gilead Sciences, Inc. (a)	10,900	462,596
Goodrich Corp.	9,500	812,535
Google, Inc., Class A (a)	1,800	1,055,178
H.J. Heinz Co.	11,300	551,666
HCA Holdings, Inc. (a)	3,100	104,997
Henry Schein, Inc. (a)	6,700	470,139
Huntsman Corp.	20,800	361,504
JPMorgan Chase & Co.	24,000	1,106,400
KeyCorp	44,700	396,936
Laboratory Corp. of America Holdings (a)	5,200	479,076
Liberty Global, Inc., Class A (a)	15,600	645,996
Lincoln National Corp.	18,400	552,736
MetLife, Inc.	10,000	447,300
News Corp., Class A	30,400	533,824
NII Holdings, Inc. (a)	7,900	329,193
NIKE, Inc., Class B	5,800	439,060
Norfolk Southern Corp.	9,500	658,065
Occidental Petroleum Corp.	6,000	626,940
Oracle Corp.	13,500	450,495
Peabody Energy Corp.	5,900	424,564
PepsiCo, Inc.	10,500	676,305
Pfizer, Inc.	42,800	869,268
The Procter & Gamble Co.	13,600	837,760
Rowan Cos., Inc. (a)	16,200	715,716
Schlumberger Ltd.	7,700	718,102
Sprint Nextel Corp. (a)	66,000	306,240
St. Jude Medical, Inc.	19,200	984,192
Stanley Black & Decker, Inc.	6,287	481,584
Stillwater Mining Co. (a)	19,200	440,256
Terex Corp. (a)	18,700	692,648
Texas Instruments, Inc.	15,600	539,136

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
U.S. Bancorp	17,300	$457,239
Verizon Communications, Inc.	12,400	477,896
Wells Fargo & Co.	15,800	500,860

		35,104,588

Total Long-Term Investments (Cost — $74,345,326) – 98.2%		85,776,290

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (b)(c)	812,323	812,323

Total Short-Term Securities (Cost — $812,323) – 0.9%		812,323

Total Investments (Cost — $75,157,649*) – 99.1%		86,588,613
Other Assets Less Liabilities – 0.9%		774,951

Net Assets – 100.0%		$87,363,564

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$75,975,144

Gross unrealized appreciation	$11,531,446
Gross unrealized depreciation	(917,977)

Net unrealized appreciation	$10,613,469

(a)	Non-income producing security.
(b)	Represents the current yield as of report date.
(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	808,786	3,537	812,323	$11	$1,232

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	859,000	USD	110,318	Morgan Stanley Capital Services, Inc.	4/01/11	$ 114
USD	144,000	EUR	202,836	Citibank, N.A.	4/01/11	1,240
USD	267,814	JPY	22,049,000	Royal Bank of Scotland Plc	4/01/11	2,739
EUR	168,000	USD	237,253	Citibank, N.A.	4/04/11	835
USD	582,925	GBP	363,000	Citibank, N.A.	4/04/11	597
USD	186,832	SEK	1,181,000	Deutsche Bank AG	4/04/11	(275)
AUD	860,000	USD	853,683	Citibank, N.A.	4/14/11	34,325
EUR	133,000	USD	177,384	Morgan Stanley Capital Services, Inc.	4/14/11	11,054
JPY	17,649,000	USD	217,533	Citibank, N.A.	4/14/11	(5,338)
JPY	20,285,000	USD	248,853	Citibank, N.A.	4/14/11	(4,965)
JPY	16,394,000	USD	200,777	Citibank, N.A.	4/14/11	(3,671)
JPY	25,369,000	USD	308,019	Citibank, N.A.	4/14/11	(3,006)
JPY	22,049,000	USD	267,834	Citibank, N.A.	4/14/11	(2,737)
JPY	12,947,900	USD	158,175	Citibank, N.A.	4/14/11	(2,501)
JPY	287,000	USD	3,512	Deutsche Bank AG	4/14/11	(62)
JPY	1,140,000	USD	92,670,600	Citibank, N.A.	4/14/11	25,815
USD	172,421	EUR	133,000	Morgan Stanley Capital Services, Inc.	4/14/11	(16,018)
USD	43,000,000	JPY	531,927	Citibank, N.A.	4/14/11	(14,936)
USD	833,318	JPY	69,786,000	Citibank, N.A.	4/14/11	(5,723)
USD	284,115	JPY	23,662,000	Citibank, N.A.	4/14/11	(375)
USD	271,104	JPY	22,460,000	Citibank, N.A.	4/14/11	1,066
USD	1,013,808	JPY	83,625,000	Deutsche Bank AG	4/14/11	8,380
USD	348,840	JPY	28,260,000	Citibank, N.A.	4/14/11	9,068
USD	459,019	JPY	37,182,000	Royal Bank of Scotland Plc	4/14/11	11,978
USD	1,095,605	JPY	89,970,000	UBS AG	4/14/11	13,890
JPY	29,663,000	USD	367,267	Citibank, N.A.	5/16/11	(10,627)
USD	36,535,000	JPY	446,288	Citibank, N.A.	5/16/11	(7,026)

Total	$ 43,841

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

default rates) or other market–corroborated inputs)
•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$1,113,543	–	$1,113,543
Austria	–	287,842	–	287,842
Belgium	–	678,438	–	678,438
Brazil	$1,055,262	–	–	1,055,262
Canada	3,670,307	–	–	3,670,307
China	57,584	1,002,760	–	1,060,344
Colombia	568,437	–	–	568,437
Denmark	350,105	408,628	–	758,732
France	–	2,299,095	–	2,299,095
Germany	656,552	5,259,253	–	5,915,805
Gibraltar	–	91,074	–	91,074
Hong Kong	–	2,059,084	–	2,059,084
India	–	629,252	–	629,252
Ireland	1,053,864	417,780	–	1,471,644
Italy	–	732,178	–	732,178
Japan	–	8,377,496	–	8,377,496
Luxembourg	–	446,749	–	446,749
Malaysia	–	362,271	–	362,272
Mexico	613,829	–	–	613,829
Netherlands	862,373	2,227,328	–	3,089,701
Norway	–	364,722	–	364,722
Russia	348,716	449,757	–	798,473
South Africa	–	322,750	–	322,750
South Korea	404,271	3,816,602	–	4,220,873
Spain	–	800,198	–	800,198
Switzerland	596,640	2,969,429	–	3,566,069
Thailand	–	639,024	–	639,024
United Kingdom	799,250	3,879,259	–	4,678,509
United States	35,104,588	–	–	35,104,588
Short-Term Securities	812,323	–	–	812,323

Total	$46,954,101	$39,634,512	–	$86,588,613

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$5,525	$115,576	–	$121,101
Liabilities:
Foreign currency exchange contracts	(275)	(76,985)	–	(77,260)

Total	$5,250	$38,591	–	$43,841

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/ depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	19

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology – 11.5%
3SBio, Inc. – ADR (a)	256,500	$4,434,885
Alexion Pharmaceuticals, Inc. (a)	173,200	17,091,376
Amgen, Inc. (a)	563,110	30,098,230
ARIAD Pharmaceuticals, Inc. (a)	273,600	2,057,472
ArQule, Inc. (a)	222,600	1,593,816
Biogen Idec, Inc. (a)	106,400	7,808,696
BioMarin Pharmaceutical, Inc. (a)	309,900	7,787,787
Celgene Corp. (a)	339,200	19,514,176
Cepheid, Inc. (a)	171,300	4,799,826
Gilead Sciences, Inc. (a)	744,100	31,579,604
Human Genome Sciences, Inc. (a)(b)	277,700	7,622,865
Ironwood Pharmaceuticals, Inc. (a)	184,800	2,587,200
Momenta Pharmaceuticals, Inc. (a)	300,100	4,756,585
Seattle Genetics, Inc. (a)	360,400	5,611,428
United Therapeutics Corp. (a)(c)	109,200	7,318,584

		154,662,530

Health Care Equipment & Supplies – 24.7%
Accuray, Inc. (a)	77,100	696,213
Alere, Inc. (a)	132,200	5,174,308
American Medical Systems Holdings, Inc. (a)	826,700	17,889,788
ArthroCare Corp. (a)	47,700	1,590,318
Baxter International, Inc.	676,200	36,359,274
Becton, Dickinson & Co.	86,600	6,895,092
C.R. Bard, Inc.	76,600	7,607,146
China Kanghui Holdings, Inc. – ADR (a)	51,120	895,111
China Medical Technologies, Inc. – ADR (a)	177,000	2,060,280
CONMED Corp. (a)	158,000	4,152,240
The Cooper Cos., Inc.	402,200	27,932,790
Covidien Plc	723,600	37,583,784
DiaSorin SpA	19,900	875,677
Edwards Lifesciences Corp. (a)	117,200	10,196,400
Gen-Probe, Inc. (a)	81,100	5,380,985
GN Store Nord A/S	116,955	1,098,370
Haemonetics Corp. (a)(c)	154,100	10,099,714
Hill-Rom Holdings, Inc.	117,100	4,447,458
Hologic, Inc. (a)	1,190,300	26,424,660
Integra LifeSciences Holdings Corp. (a)	261,400	12,395,588
Masimo Corp.	194,500	6,437,950
Medtronic, Inc.	351,400	13,827,590
Natus Medical, Inc. (a)	198,600	3,336,480
Smith & Nephew Plc	420,800	4,741,644
St. Jude Medical, Inc.	655,700	33,611,182
Straumann Holding AG	29,500	7,569,716
Stryker Corp.	281,200	17,096,960
Sysmex Corp.	105,800	3,741,736
Wright Medical Group, Inc. (a)	394,100	6,703,641
Zimmer Holdings, Inc. (a)	233,800	14,151,914

		330,974,009

Health Care Providers & Services – 31.9%
Aetna, Inc.	874,000	32,713,820
AmerisourceBergen Corp.	240,600	9,518,136
Cardinal Health, Inc.	682,200	28,058,886
Community Health Systems, Inc. (a)	180,600	7,222,194
DaVita, Inc. (a)	533,930	45,656,354
Express Scripts, Inc. (a)	622,820	34,635,020
Fleury SA	319,100	4,690,779
Fresenius Medical Care AG & Co. KGaA	729,300	48,926,587
HCA Holdings, Inc. (a)	236,300	8,003,481
Health Management Associates, Inc., Class A (a)	659,900	7,192,910
Henry Schein, Inc. (a)	478,700	33,590,379
Humana, Inc. (a)	107,900	7,546,526
Laboratory Corp. of America Holdings (a)	388,300	35,774,079
McKesson Corp.	269,700	21,319,785
Medco Health Solutions, Inc. (a)	529,650	29,745,144
PSS World Medical, Inc. (a)	249,800	6,782,070
Sinopharm Group Co., H Shares	1,469,600	5,211,564
Tenet Healthcare Corp. (a)	2,783,900	20,740,055
UnitedHealth Group, Inc.	887,000	40,092,400

		427,420,169

Life Sciences Tools & Services – 9.2%
Dionex Corp. (a)	224,700	26,525,835
Fluidigm Corp. (a)	91,400	1,307,934
Life Technologies Corp. (a)	280,300	14,693,326
Lonza Group AG	86,700	7,258,858
Mettler-Toledo International, Inc. (a)	163,400	28,104,800
Pharmaceutical Product Development, Inc.	243,500	6,747,385
ShangPharma Corp. – ADR (a)	160,900	1,948,499
Thermo Fisher Scientific, Inc. (a)	324,800	18,042,640
Waters Corp. (a)	210,100	18,257,690

		122,886,967

Machinery – 1.9%
Danaher Corp.	138,700	7,198,530
Pall Corp.	307,600	17,720,836

		24,919,366

Pharmaceuticals – 19.3%
Abbott Laboratories	297,400	14,587,470
Allergan, Inc.	542,100	38,499,942
Bayer AG	294,300	22,738,380
Bristol-Myers Squibb Co.	854,000	22,571,220
Eli Lilly & Co.	200,400	7,048,068
Endocyte, Inc. (a)	146,000	1,251,220
GlaxoSmithKline Plc	186,900	3,561,338
Glenmark Pharmaceuticals Ltd. (a)	510,800	3,251,986
Hospira, Inc. (a)	105,000	5,796,000
Johnson & Johnson	397,500	23,551,875
Merck & Co., Inc.	216,100	7,133,461
Novartis AG	321,200	17,393,299
Par Pharmaceutical Cos., Inc. (a)	227,300	7,064,484
Pfizer, Inc.	2,673,340	54,295,535
Roche Holding AG	55,300	7,894,926
Watson Pharmaceuticals, Inc. (a)	385,500	21,591,855

		258,231,059

Total Long-Term Investments (Cost — $1,121,022,857) – 98.5%		1,319,094,100

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	20,192,333	$20,192,333

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (d)(e)(f)	$11,483	11,482,900

Total Short-Term Securities (Cost — $31,675,233) – 2.3%		31,675,233

Total Investments Before Outstanding Options Written (Cost — $1,152,698,090*) – 100.8%		1,350,769,333

Options Written	Contracts
Exchange-Traded Put Options Written
Human Genome Sciences, Inc., Strike Price USD 27, Expires 4/16/11	1,180	(56,050)
Human Genome Sciences, Inc., Strike Price USD 28, Expires 4/16/11	2,360	(244,260)

Total Options Written (Premiums Received – $447,160) – (0.0)%		(300,310)

Total Investments Net of Outstanding Options Written – 100.8%	1,350,469,023
Liabilities in Excess of Other Assets – (0.8)%	(10,967,814)

Net Assets – 100.0%	$1,339,501,209

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,165,146,025

Gross unrealized appreciation	$190,046,133
Gross unrealized depreciation	(4,422,825)

Net unrealized appreciation	$185,623,308

(a)	Non-income producing security.
(b)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest held at September 30, 2010	Net Activity	Shares/ Beneficial Interest held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,455,464	10,736,869	20,192,333	$748	$39,208
BlackRock Liquidity Series, LLC Money Market Series	$38,485,200	$(27,002,300)	$11,482,900	–	$3,735

(f)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 241,371	USD	151,000	Deutsche Bank AG	4/01/11	$(827)
GBP 235,179	USD	147,000	Deutsche Bank AG	4/01/11	(603)
USD 54,666	JPY	4,506,000	Royal Bank of Scotland Plc	4/01/11	490
CHF 494,037	USD	460,000	Citibank, N.A.	4/14/11	(6,823)
CHF 592,000	USD	627,549	Morgan Stanley Capital Services, Inc.	4/14/11	17,035
CHF 5,613,000	USD	6,055,826	Morgan Stanley Capital Services, Inc.	4/14/11	55,751
GBP 2,211,000	USD	3,590,372	Citibank, N.A.	4/14/11	(44,022)
JPY 4,506,000	USD	54,662	Citibank, N.A.	4/14/11	(491)
JPY 101,306	USD	8,273,000	Citibank, N.A.	4/14/11	1,839
JPY 182,233	USD	14,943,000	Citibank, N.A.	4/14/11	2,573
USD 32,455,682	CHF	31,390,000	Citibank, N.A.	4/14/11	(1,722,547)
USD 2,536,845	CHF	2,389,000	Deutsche Bank AG	4/14/11	(64,359)
USD 1,943,937	CHF	1,836,000	Morgan Stanley Capital Services, Inc.	4/14/11	(55,146)
USD 2,050,825	CHF	1,934,000	Morgan Stanley Capital Services, Inc.	4/14/11	(54,963)
USD 2,861,074	CHF	2,647,000	Citibank, N.A.	4/14/11	(21,047)
USD 889,009	CHF	814,000	Citibank, N.A.	4/14/11	2,705
USD 57,333,069	EUR	44,225,000	Morgan Stanley Capital Services, Inc.	4/14/11	(5,326,147)
USD 1,174,091	EUR	852,000	Deutsche Bank AG	4/14/11	(33,047)
USD 6,734,561	GBP	4,319,000	Morgan Stanley Capital Services, Inc.	4/14/11	(192,931)
USD 86,799	GBP	54,000	Deutsche Bank AG	4/14/11	185
USD 575,673	GBP	354,000	Deutsche Bank AG	4/14/11	7,872
USD 1,185,840	GBP	728,000	Deutsche Bank AG	4/14/11	18,159

See Notes Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	21

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,151,989	GBP	1,946,000	Deutsche Bank AG	4/14/11		$30,688
USD	150,665	HKD	1,175,000	Citibank, N.A.	4/14/11		(409)
USD	279,416	HKD	2,176,000	Citibank, N.A.	4/14/11		(361)
USD	150,802	HKD	1,175,000	Citibank, N.A.	4/14/11		(273)
USD	1,070,664	HKD	8,317,000	Citibank, N.A.	4/14/11		1,313
USD	735,996	JPY	60,775,000	Citibank, N.A.	4/14/11		5,294
USD	1,073,397	JPY	88,673,000	Citibank, N.A.	4/14/11		7,276
USD	1,379,926	JPY	114,004,000	Deutsche Bank AG	4/14/11		9,249
USD	1,276,611	EUR	909,000	Deutsche Bank AG	5/06/11		(11,286)

Total	$(7,374,853)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$154,662,530	–	–	$154,662,530
Health Care Equipment & Supplies	313,822,543	$17,151,466	–	330,974,009
Health Care Providers & Services	373,282,018	54,138,151	–	427,420,169
Life Sciences Tools & Services	115,628,109	7,258,858	–	122,886,967
Machinery	24,919,366	–	–	24,919,366
Pharmaceuticals	203,391,130	54,839,929	–	258,231,059
Short-Term Securities	20,192,333	11,482,900	–	31,675,233

Total	$1,205,898,029	$144,871,304	–	$1,350,769,333

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$160,429	–	$160,429
Liabilities:
Equity contracts	$(300,310)	–	–	(300,310)
Foreign currency exchangecontracts.	–	(7,535,282)	–	(7,535,282)

Total	$(300,310)	$(7,374,853)	–	$(7,675,163)

[1]

Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

22	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 3.3%
Australia & New Zealand Banking Group Ltd.	730,600	$17,983,857
BHP Billiton Ltd.	604,500	29,014,515
Lynas Corp. Ltd. (a)	4,934,500	11,494,291
Newcrest Mining Ltd.	466,000	19,196,602

		77,689,265

Austria – 0.9%
Erste Group Bank AG	154,100	7,781,831
voestalpine AG	298,420	14,023,961

		21,805,792

Belgium – 0.8%
Anheuser-Busch InBev NV	317,700	18,112,581

Brazil – 3.3%
Banco Bradesco SA, Preference Shares	898,600	18,361,128
BM&FBovespa SA	1,631,600	11,842,379
Cia Energetica de Minas Gerais – ADR	575,425	11,088,440
Gol Linhas Aereas Inteligentes SA, Preference Shares (a)	1,091,700	14,677,251
HRT Participacoes em Petroleo SA (a)	10,200	10,658,255
Hypermarcas SA (a)	764,100	10,062,261

		76,689,714

Canada – 5.8%
Barrick Gold Corp.	606,400	31,517,789
Canadian National Railway Co.	281,300	21,224,440
Canadian Natural Resources Ltd.	221,000	10,928,045
Magna International, Inc., Class A	139,400	6,678,654
Manulife Financial Corp.	721,600	12,787,094
Royal Bank of Canada	193,500	11,973,249
Sun Life Financial, Inc.	382,400	12,018,286
Suncor Energy, Inc.	374,400	16,791,039
The Toronto-Dominion Bank	135,500	11,991,645

		135,910,241

China – 2.1%
China Construction Bank Corp., H Shares	26,177,800	24,507,274
China Merchants Bank Co. Ltd., H Shares	5,064,900	14,001,296
Lentuo International, Inc. – ADR (a)	301,000	1,468,880
Sinopharm Group Co., H Shares	511,200	1,812,841
Tencent Holdings Ltd.	255,000	6,210,020

		48,000,311

Colombia – 0.6%
Petrominerales Ltd.	390,200	14,786,950

Denmark – 1.6%
Carlsberg A/S, Class B	102,700	11,043,703
FLSmidth & Co. A/S	196,000	16,646,998
Pandora A/S (a)	182,600	9,265,090

		36,955,791

France – 5.7%
BNP Paribas	320,470	23,427,755
Cap Gemini SA	178,400	10,358,423
Danone	284,000	18,534,909
GDF SUEZ	367,600	14,991,230
LVMH Moet Hennessy Louis Vuitton SA	74,500	11,796,181
Société Generale	313,300	20,350,091
Technip SA	214,600	22,880,119
Unibail-Rodamco SE	46,800	10,143,101

		132,481,809

Germany – 8.3%
BASF SE	171,400	14,794,338
Bayer AG	179,200	13,845,456
Bayerische Motoren Werke AG	187,400	15,558,590
Deutsche Bank AG	296,600	17,390,100
Fresenius Medical Care AG & Co. KGaA	319,900	21,461,148
Gerry Weber International AG	179,344	10,404,419
K+S AG	216,700	16,340,400
Kabel Deutschland Holding AG (a)	270,400	14,250,027
Metro AG	162,700	11,081,604
SAP AG – ADR	270,900	16,622,424
Siemens AG	183,400	25,086,905
Volkswagen AG, Preference Shares	99,348	16,056,851

		192,892,262

Gibraltar – 0.1%
PartyGaming Plc (a)	788,075	2,527,233

Hong Kong – 4.5%
AIA Group Ltd. (a)	5,012,900	15,431,078
China Merchants Holdings International Co. Ltd.	3,013,900	12,711,647
China Mobile Ltd.	829,100	7,653,421
China Resources Enterprise Ltd.	1,847,000	7,504,028
China Unicom Hong Kong Ltd.	5,020,900	8,360,533
CNOOC Ltd. – ADR	13,800	3,491,952
Hang Seng Bank Ltd.	336,700	5,440,359
Hong Kong Exchanges and Clearing Ltd.	499,100	10,829,650
Melco Crown Entertainment Ltd. – ADR (a)(b)	1,346,300	10,231,880
New World Development Ltd.	4,696,200	8,280,039
REXLot Holdings Ltd.	40,096,100	4,435,512
Wharf Holdings Ltd.	1,680,400	11,574,278

		105,944,377

India – 1.4%
HDFC Bank Ltd.	249,100	13,075,670
ICICI Bank Ltd.	477,100	11,913,399
Infosys Technologies Ltd.	94,100	6,788,514

		31,777,583

Ireland – 1.3%
Covidien Plc	365,000	18,958,100
WPP Plc	931,400	11,478,478

		30,436,578

Italy – 1.0%
Enel SpA	1,875,600	11,815,785
Intesa Sanpaolo SpA	3,595,600	10,607,280

		22,423,065

Japan – 14.7%
Bridgestone Corp.	720,000	15,055,789
The Chiba Bank Ltd.	1,892,000	10,604,705
Daiwa Office Investment Corp.	1,369	4,753,745
DeNA Co. Ltd.	255,800	9,257,504
Honda Motor Co. Ltd.	556,200	20,664,839
IHI Corp.	10,078,400	24,564,316
ITOCHU Corp.	1,089,500	11,401,469
Japan Prime Realty Investment Corp.	1,770	4,787,577
Japan Tobacco, Inc.	4,570	16,522,309
JGC Corp.	647,000	15,098,545
JSR Corp.	790,200	15,847,456
Komatsu Ltd.	246,800	8,372,849
Kubota Corp.	1,812,800	17,058,537

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	23

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Marubeni Corp.	1,754,200	$12,607,075
Matsui Securities Co. Ltd.	315,900	1,718,442
Mitsubishi Chemical Holdings Corp.	1,360,300	8,568,555
Mitsui Fudosan Co. Ltd.	586,300	9,637,863
ORIX Corp.	118,000	11,060,542
Sekisui Chemical Co. Ltd.	1,263,200	9,869,495
SMC Corp.	78,900	12,986,379
Softbank Corp.	388,300	15,471,547
Sumitomo Heavy Industries Ltd.	3,080,800	20,067,506
Sumitomo Mitsui Financial Group, Inc.	330,300	10,247,658
Teijin Ltd.	2,101,100	9,400,097
Toray Industries, Inc.	1,688,500	12,257,264
Yamato Holdings Co. Ltd.	641,500	9,945,503
Zeon Corp.	2,653,100	24,492,840

		342,320,406

Luxembourg – 0.9%
ArcelorMittal	262,200	9,478,530
Subsea 7 SA	472,900	11,936,035

		21,414,565

Malaysia – 1.1%
CIMB Group Holdings Bhd	6,116,000	16,547,068
Petronas Chemicals Group Bhd (a)	3,898,400	9,318,833

		25,865,901

Mexico – 0.9%
Fomento Economico Mexicano SAB de CV – ADR	225,800	13,254,460
Grupo Modelo SAB de CV, Series C	1,209,500	7,270,555

		20,525,015

Netherlands – 5.4%
Aegon NV (a)	1,848,600	13,841,972
Corio NV	34,539	2,416,815
ING Groep NV (a)	1,234,800	15,674,255
Koninklijke DSM NV	167,600	10,304,640
Koninklijke KPN NV	591,900	10,093,122
Randstad Holding NV	345,500	19,232,683
Royal Dutch Shell Plc, A Shares	1,275,000	46,382,103
VimpelCom Ltd. – ADR	502,100	7,089,652
Wereldhave NV	16,200	1,730,120

		126,765,362

Norway – 0.8%
Aker Solutions ASA	383,600	8,818,260
Yara International ASA	202,000	10,232,476

		19,050,736

Russia – 1.1%
Lukoil OAO–ADR	223,100	15,927,109
Mail.ru Group Ltd. – GDR (a)	46,500	1,392,675
Rosneft Oil Co. – GDR	842,300	7,694,411

		25,014,195

Singapore – 1.1%
CapitaLand Ltd.	1,841,300	4,820,249
Singapore Telecommunications Ltd.	4,609,500	11,036,869
Straits Asia Resources Ltd.	4,782,500	9,512,041

		25,369,159

South Africa – 0.8%
MTN Group Ltd.	529,900	10,687,902
Naspers Ltd., N Shares	165,600	8,907,908

		19,595,810

South Korea – 4.5%
GS Engineering & Construction Corp.	137,900	14,439,948
Hyundai Engineering & Construction Co. Ltd.	296,800	21,403,302
Hyundai Marine & Fire Insurance Co. Ltd.	602,600	16,790,485
Kia Motors Corp.	237,600	14,931,472
KT Corp. – ADR (a)	565,700	11,048,121
Samsung Electronics Co. Ltd.	16,200	13,737,043
Samsung Life Insurance Co. Ltd. (a)	125,600	11,773,203

		104,123,574

Spain – 1.1%
Telefonica SA	1,013,600	25,425,733

Switzerland – 5.1%
Adecco SA	199,200	13,076,619
Cie Financiere Richemont SA	143,300	8,262,679
Julius Baer Group Ltd.	320,500	13,875,562
Novartis AG	331,000	17,923,979
Roche Holding AG	82,700	11,806,697
Swiss Reinsurance Co. Ltd.	284,300	16,201,488
TE Connectivity Ltd.	279,900	9,746,118
Xstrata Plc	1,201,870	28,041,679

		118,934,821

Taiwan – 3.7%
AU Optronics Corp. – ADR (a)	967,258	8,492,525
Catcher Technology Co. Ltd.	4,510,500	22,309,701
Chunghwa Telecom Co. Ltd.	344,567	10,736,708
Hon Hai Precision Industry Co. Ltd.	2,857,984	10,000,048
Mega Financial Holding Co. Ltd.	9,138,300	7,190,666
Siliconware Precision Industries Co. – ADR	1,791,200	10,818,848
Taishin Financial Holdings Co. Ltd. (a)	7	4
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	1,373,600	16,730,448

		86,278,948

Thailand – 1.2%
Bangkok Bank Public Co. Ltd.	2,153,200	11,360,292
Banpu Public Co. Ltd.	691,400	17,420,559

		28,780,851

United Kingdom – 12.0%
Aegis Group Plc	3,997,100	9,160,952
Barclays Plc	4,041,200	18,144,922
Barratt Developments Plc (a)	1,775,600	3,135,425
Bellway Plc	251,300	2,803,131
BG Group Plc	749,900	18,616,733
BP Plc	139,550	1,025,292
Britvic Plc	1,891,800	11,984,936
Cairn Energy Plc (a)	1,156,800	8,571,244
Carnival Plc	258,300	10,160,744
Cookson Group Plc (a)	1,601,800	17,685,290
GKN Plc	2,044,400	6,572,034
GlaxoSmithKline Plc	625,800	11,924,480
HSBC Holdings Plc	3,727,799	38,505,062
Imperial Tobacco Group Plc	697,300	21,516,258
Inchcape Plc (a)	1,421,920	7,890,317
International Consolidated Airlines Group (a)	4,884,500	17,787,173
Kazakhmys Plc	452,184	10,098,546
National Grid Plc	1,596,600	15,188,773
See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Persimmon Plc	362,200	$2,582,125
Taylor Wimpey Plc (a)	5,193,600	3,383,721
Tullow Oil Plc	888,300	20,612,832
Vodafone Group Plc	3,818,600	10,882,351
Vodafone Group Plc–ADR	443,200	12,742,000

		280,974,341

United States – 0.5%
NII Holdings, Inc. (a)	255,200	10,634,184

Total Common Stocks – 95.6%		2,229,507,153

Warrants
Italy – 0.0%
Unione di Banche Italiane ScpA
(Issued/Exercisable 5/21/09, 1 Share for 20 Warrants, Expires 6/30/11, Strike Price EUR 12.30) (a)	261,800	334

Total Warrants – 0.0%		334

Total Long-Term Investments (Cost — $1,957,223,171) – 95.6%		2,229,507,487

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	42,263,320	42,263,320

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (c)(d)(e)	$120	120,000

Total Short-Term Securities (Cost — $42,383,320) – 1.8%		42,383,320
Total Investments (Cost — $1,999,606,491*) – 97.4%		2,271,890,807
Other Assets Less Liabilities – 2.6%		61,262,516

Net Assets – 100.0%		$2,333,153,323

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,009,891,740

Gross unrealized appreciation	$287,279,369
Gross unrealized depreciation	(25,280,302)

Net unrealized appreciation	$261,999,067

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,486,655	39,776,665	42,263,320	$599	$76,946
BlackRock Liquidity Series, LLC Money Market Series	$17,219,600	$(17,099,600)	$120,000	–	$14,960

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	22,671,000	USD	2,911,548	Morgan Stanley Capital Services, Inc.	4/01/11	$ 3,006
USD	3,293,781	EUR	2,338,000	Citibank, N.A.	4/01/11	(19,617)
USD	6,730,779	JPY	554,141,000	Royal Bank of Scotland Plc	4/01/11	68,829
USD	1,396,602	NOK	7,843,000	Deutsche Bank AG	4/01/11	(21,598)
EUR	2,739,000	USD	3,868,076	Citibank, N.A.	4/04/11	13,617
USD	12,662,151	GBP	7,885,000	Citibank, N.A.	4/04/11	12,963
USD	3,489,688	HKD	27,157,000	Citibank, N.A.	4/04/11	(1,736)
USD	5,283,752	NOK	29,449,000	Deutsche Bank AG	4/04/11	(41,324)
USD	4,943,995	SEK	31,252,000	Deutsche Bank AG	4/04/11	(7,288)
USD	3,016,480	JPY	249,884	Citibank, N.A.	4/05/11	1,470
USD	2,846,028	NOK	15,719,000	Deutsche Bank AG	4/05/11	4,432
USD	11,223,810	SEK	70,731,000	Citibank, N.A.	4/05/11	11,616
AUD	22,595,000	USD	22,429,040	Citibank, N.A.	4/14/11	901,830
JPY	1,017,317,000	USD	12,928,375	Citibank, N.A.	4/14/11	(697,106)
JPY	1,406,897,000	USD	17,403,885	Citibank, N.A.	4/14/11	(488,671)
JPY	1,324,864,000	USD	16,225,619	Citibank, N.A.	4/14/11	(296,693)
JPY	969,569,000	USD	11,864,641	Deutsche Bank AG	4/14/11	(207,450)
JPY	345,795,000	USD	4,262,107	Citibank, N.A.	4/14/11	(104,592)
JPY	554,141,000	USD	6,731,270	Citibank, N.A.	4/14/11	(68,796)
JPY	345,142,500	USD	4,216,341	Citibank, N.A.	4/14/11	(66,670)
JPY	426,768,000	USD	5,181,625	Citibank, N.A.	4/14/11	(50,566)
JPY	3,016,629	USD	249,884	Citibank, N.A.	4/14/11	(12,258)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	25

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	203,552,000	USD	2,452,011	Citibank, N.A.	4/14/11	$(4,692)
USD	1,096,345	JPY	89,816,000	Citibank, N.A.	4/14/11	16,482
USD	17,878,170	JPY	1,497,202,000	Citibank, N.A.	4/14/11	(122,787)
USD	74,277,000	JPY	919,064	Citibank, N.A.	4/14/11	(26,027)
USD	2,598,504	JPY	216,412,000	Citibank, N.A.	4/14/11	(3,432)
USD	401,332	JPY	33,168,000	Citibank, N.A.	4/14/11	2,551
USD	886,793	JPY	71,785,000	Morgan Stanley Capital Services, Inc.	4/14/11	23,717
USD	7,000,132	JPY	579,935,000	Citibank, N.A.	4/14/11	27,535
USD	12,202,296	JPY	1,008,449,000	Citibank, N.A.	4/14/11	77,648
USD	6,277,663	JPY	512,634,000	Citibank, N.A.	4/14/11	114,231
USD	19,779,114	JPY	1,631,500,000	Deutsche Bank AG	4/14/11	163,483
USD	10,812,319	JPY	875,920,000	Citibank, N.A.	4/14/11	281,076
USD	28,163,580	JPY	2,312,765,000	UBS AG	4/14/11	357,056
USD	19,251,362	JPY	1,559,420,000	Royal Bank of Scotland Plc	4/14/11	502,354
USD	30,025,000	JPY	2,440,732,250	Citibank, N.A.	4/14/11	679,919
USD	3,833,000	EUR	5,399,106	Citibank, N.A.	4/27/11	32,996
JPY	1,048,374,000	USD	12,980,259	Citibank, N.A.	5/16/11	(375,591)
USD	724,946,000	JPY	8,855,481	Citibank, N.A.	5/16/11	(139,408)
USD	2,451,872	JPY	203,552,000	Citibank, N.A.	6/15/11	4,746

Total	$545,255

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$77,689,265	–	$77,689,265
Austria	–	21,805,792	–	21,805,792
Belgium	–	18,112,581	–	18,112,581
Brazil	$76,689,714	–	–	76,689,714
Canada	135,910,241	–	–	135,910,241
China	1,468,880	46,531,431	–	48,000,311
Colombia	14,786,950	–	–	14,786,950
Denmark	9,265,090	27,690,701	–	36,955,791
France	–	132,481,809	–	132,481,809
Germany	16,622,424	176,269,838	–	192,892,262
Gibraltar	–	2,527,233	–	2,527,233
Hong Kong	13,723,832	92,220,545	–	105,944,377
India	–	31,777,583	–	31,777,583
Ireland	18,958,100	11,478,478	–	30,436,578
Italy	–	22,423,065	–	22,423,065
Japan	–	342,320,406	–	342,320,406
Luxembourg	9,478,530	11,936,035	–	21,414,565
Malaysia	9,318,833	16,547,068	–	25,865,901
Mexico	20,525,015	–	–	20,525,015
Netherlands	7,089,652	119,675,710	–	126,765,362
Norway	–	19,050,736	–	19,050,736
Russia	9,087,086	15,927,109	–	25,014,195
Singapore	–	25,369,159	–	25,369,159
South Africa	–	19,595,810	–	19,595,810
South Korea	11,048,121	93,075,453	–	104,123,574
Spain	–	25,425,733	–	25,425,733
Switzerland	9,746,118	109,188,703	–	118,934,821
Taiwan	46,778,529	39,500,419	–	86,278,948
Thailand	–	28,780,851	–	28,780,851
United Kingdom	30,529,173	250,445,168	–	280,974,341
United States	10,634,184	–	–	10,634,184
Warrants	334	–	–	334
Short-Term Securities	42,263,320	120,000	–	42,383,320

Total	$493,924,126	$1,777,966,681	–	$2,271,890,807

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$115,933	$3,185,624	–	$3,301,557
Liabilities:
Foreign currency exchange contracts	(91,563)	(2,664,739)	–	(2,756,302)

Total	$24,370	$520,885	–	$545,255

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

26	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments March 31,2011 (Unaudited)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology – 1.1%
Gilead Sciences, Inc. (a)	57,200	$2,427,568

Communications Equipment – 9.4%
Acme Packet, Inc. (a)	19,500	1,383,719
Anaren, Inc. (a)	22,900	460,290
Cisco Systems, Inc.	126,600	2,171,190
F5 Networks, Inc. (a)	34,100	3,497,637
Finisar Corp. (a)	34,600	851,160
JDS Uniphase Corp. (a)	44,600	929,464
Juniper Networks, Inc. (a)	52,100	2,192,368
Motorola Solutions, Inc. (a)	20,514	916,771
Polycom, Inc. (a)	51,100	2,649,535
QUALCOMM, Inc.	95,400	5,230,782
RADWARE Ltd. (a)	26,900	953,336

		21,236,252

Computers & Peripherals – 14.7%
Apple, Inc. (a)	52,500	18,293,625
EMC Corp. (a)	223,800	5,941,890
Hewlett-Packard Co.	86,900	3,560,293
NetApp, Inc. (a)	45,300	2,182,554
SanDisk Corp. (a)	34,400	1,585,496
STEC, Inc. (a)	76,100	1,528,849

		33,092,707

Diversified Telecommunication Services – 0.8%
AT&T Inc.	63,200	1,933,920

Electrical Equipment – 0.2%
Nidec Corp.	4,500	389,746

Electronic Equipment, Instruments & Components – 3.7%
Amphenol Corp., Class A	37,300	2,028,747
Arrow Electronics, Inc. (a)	32,800	1,373,664
AU Optronics Corp.– ADR (a)	120,956	1,061,994
Corning, Inc.	83,700	1,726,731
Hitachi Ltd.	239,800	1,248,297
Vishay Intertechnology, Inc. (a)	52,100	924,254

		8,363,687

Internet & Catalog Retail – 2.2%
Amazon.com, Inc. (a)	16,300	2,936,119
priceline.com, Inc. (a)	3,900	1,975,116

		4,911,235

Internet Software & Services – 10.0%
Akamai Technologies, Inc. (a)	25,800	980,400
Baidu, Inc.– ADR (a)	14,900	2,053,369
ChinaCache International Holdings Ltd. - ADR (a)	21,900	399,237
eBay, Inc. (a)	104,600	3,246,784
Google, Inc., Class A (a)	13,400	7,855,214
IntraLinks Holdings, Inc. (a)	66,600	1,780,884
Qihoo 360 Technology Co. Ltd. - ADR (a)	20,700	612,513
Rackspace Hosting, Inc. (a)(b)	21,900	938,415
SouFun Holdings Ltd. – ADR (a)	10,300	192,713
VeriSign, Inc.	58,100	2,103,801
Yahoo!, Inc. (a)	140,500	2,339,325

		22,502,655

IT Services – 9.3%
Accenture Plc	45,100	2,479,147
Automatic Data Processing, Inc.	39,200	2,011,352
Camelot Information Systems, Inc. - ADR (a)	43,400	720,006
Cognizant Technology Solutions Corp., Class A (a)	39,600	3,223,440
Convergys Corp. (a)	89,800	1,289,528
International Business Machines Corp.	45,900	7,484,913
Teradata Corp. (a)	47,300	2,398,110
The Western Union Co.	64,000	1,329,280

		20,935,776

Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific, Inc. (a)	16,800	933,240

Office Electronics – 0.8%
Xerox Corp.	164,500	1,751,925

Pharmaceuticals – 2.3%
Novartis AG	30,900	1,673,266
Pfizer, Inc.	174,200	3,538,002

		5,211,268

Semiconductors & Semiconductor Equipment – 18.8%
Altera Corp.	32,100	1,413,042
Applied Materials, Inc.	171,200	2,674,144
ASM Pacific Technology Ltd.	49,100	616,552
Broadcom Corp., Class A	92,100	3,626,898
Cavium Networks, Inc. (a)	42,000	1,887,060
Hynix Semiconductor, Inc.	54,700	1,556,013
Intel Corp.	80,100	1,615,617
KLA-Tencor Corp.	36,900	1,747,953
Lam Research Corp. (a)	47,800	2,708,348
Marvell Technology Group Ltd. (a)	116,800	1,816,240
MEMC Electronic Materials, Inc. (a)	108,900	1,411,344
Micron Technology, Inc. (a)	200,000	2,292,000
NetLogic Microsystems, Inc. (a)	20,000	840,400
Novellus Systems, Inc. (a)	70,300	2,610,239
PMC-Sierra, Inc. (a)	114,300	857,250
Rubicon Technology, Inc. (a)	42,900	1,187,472
Samsung Electronics Co. Ltd.	1,700	1,441,542
Shinko Electric Industries Co. Ltd.	76,700	786,802
Siliconware Precision Industries Co. – ADR	174,500	1,053,980
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	116,000	1,412,880
Teradyne, Inc. (a)	99,100	1,764,971
Texas Instruments, Inc.	102,000	3,525,120
TriQuint Semiconductor, Inc. (a)	105,200	1,358,132
Veeco Instruments, Inc. (a)	23,100	1,174,404
Xilinx, Inc.	27,100	888,880

		42,267,283

Software – 19.5%
ACI Worldwide, Inc. (a)	24,900	816,720
Ariba, Inc. (a)	75,600	2,580,984
Autodesk, Inc. (a)	39,700	1,751,167
BMC Software, Inc. (a)	57,600	2,865,024
CA, Inc.	75,300	1,820,754
Check Point Software Technologies Ltd. (a)	18,900	964,845
Citrix Systems, Inc. (a)	45,700	3,357,122
CommVault Systems, Inc. (a)	19,100	761,708
Compuware Corp. (a)	139,000	1,605,450
Fortinet, Inc. (a)	30,500	1,342,000
Intuit, Inc. (a)	44,900	2,384,190
Microsoft Corp.	155,800	3,951,088
Oracle Corp.	172,900	5,769,673
Progress Software Corp. (a)	74,150	2,157,023
Red Hat, Inc. (a)	58,000	2,632,620
Salesforce.com, Inc. (a)	14,000	1,870,120
SAP AG – ADR	31,200	1,914,432
Sourcefire, Inc. (a)	15,200	418,152

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	27

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
Symantec Corp. (a)	107,700	$1,996,758
Taleo Corp., Class A (a)	51,800	1,846,670
VMware, Inc., Class A (a)	13,100	1,068,174

		43,874,674

Wireless Telecommunication Services – 0.6%
VimpelCom Ltd.–ADR	99,200	1,400,704

Total Common Stocks (Cost – $169,415,032) – 93.8%		211,232,640

Exchange-Traded Funds – 1.3%
Powershares QQQ Trust Series 1	51,000	2,928,930

Total Long-Term Investments (Cost – $172,344,921) – 95.1%		214,161,570

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	13,910,599	13,910,599

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (c)(d)(e)	$955	954,800

Total Short-Term Securities (Cost – $14,865,399) – 6.6%		14,865,399

Total Investments (Cost – $187,210,320*) – 101.7%		229,026,969
Liabilities in Excess of Other Assets – (1.7)%		(3,917,358)

Net Assets – 100.0%		$225,109,611

•	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$191,929,551

Gross unrealized appreciation	$38,923,225
Gross unrealized depreciation	(1,825,807)

Net unrealized appreciation	$37,097,418

(a)	Non-income producing security
(b)	Security, or a portion of security, is on loan
(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,024,280	9,886,319	13,910,599	$74	$7,184
BlackRock Liquidity Series, LLC Money Market Series	$353,250	$601,550	$954,800	–	$477

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	41,000	USD	44,235	Morgan Stanley Capital Services, Inc.	4/14/11	$ 407
GBP	446,000	USD	720,790	Citibank, N.A.	4/14/11	(5,424)
GBP	205,000	USD	327,214	Citibank, N.A.	4/14/11	1,597
JPY	73,029,000	USD	889,547	Deutsche Bank AG	4/14/11	(11,515)
USD	1,396,866	CHF	1,351,000	Citibank, N.A.	4/14/11	(74,137)
USD	44,242	CHF	43,000	Citibank, N.A.	4/14/11	(2,577)
USD	56,927	CHF	54,000	Citibank, N.A.	4/14/11	(1,870)
USD	120,087	CHF	109,000	Citibank, N.A.	4/14/11	1,405
USD	958,962	GBP	615,000	Morgan Stanley Capital Services, Inc.	4/14/11	(27,472)
USD	57,571	GBP	36,000	Deutsche Bank AG	4/14/11	(171)
USD	41,067	HKD	320,000	Citibank, N.A.	4/14/11	(77)
USD	19,519	HKD	152,000	Morgan Stanley Capital Services, Inc.	4/14/11	(24)
USD	2,452,824	JPY	203,967,000	Citibank, N.A.	4/14/11	515
USD	110,095	JPY	9,085,000	Citibank, N.A.	4/14/11	865
USD	172,010	JPY	13,924,000	Morgan Stanley Capital Services, Inc.	4/14/11	4,600

Total	$ (113,878)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$2,427,568	–	–	$2,427,568
Communications Equipment	21,236,252	–	–	21,236,252
Computers & Peripherals	33,092,707	–	–	33,092,707
Diversified Telecommunication Services	1,933,920	–	–	1,933,920
Electrical Equipment	–	$389,746	–	389,746
Electronic Equipment, Instruments & Components	8,363,687	–	–	8,363,687
Internet & Catalog Retail	4,911,235	–	–	4,911,235
Internet Software & Services	22,502,655	–	–	22,502,655
IT Services	20,935,776	–	–	20,935,776
Life Sciences Tools & Services	933,240	–	–	933,240
Office Electronics	1,751,925	–	–	1,751,925
Pharmaceuticals	3,538,002	1,673,266	–	5,211,268
Semiconductors & Semiconductor Equipment	37,866,374	4,400,909	–	42,267,283
Software	43,874,674	–	–	43,874,674
Wireless Telecommunication Services	1,400,704	–	–	1,400,704
Exchange-Traded Funds	2,928,930	–	–	2,928,930
Short-Term Securities	13,910,599	954,800	–	14,865,399

Total	$221,608,248	$7,418,721	–	$229,026,969

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$9,389	–	$9,389
Liabilities:
Foreign currency exchange contracts	–	(123,267)	–	(123,267)

Total	–	$(113,878)	–	$(113,878)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	29

Schedule of Investments March 31,2011 (Unaudited)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 2.1%
Goodrich Corp.	498,000	$42,593,940
Rockwell Collins, Inc.	423,700	27,468,471
Textron, Inc. (a)	1,032,600	28,282,914

		98,345,325

Auto Components – 1.6%
The Goodyear Tire & Rubber Co. (b)	2,234,600	33,474,308
Lear Corp.	569,000	27,807,030
Stoneridge, Inc. (b)	63,309	925,578
Tenneco, Inc. (b)	262,900	11,160,105

		73,367,021

Beverages – 0.5%
Coca – Cola Enterprises, Inc.	765,400	20,895,420

Biotechnology – 0.6%
Alexion Pharmaceuticals, Inc. (b)	129,600	12,788,928
Human Genome Sciences, Inc. (b)	409,100	11,229,795
United Therapeutics Corp. (a)(b)	68,000	4,557,360

		28,576,083

Capital Markets – 2.9%
Affiliated Managers Group, Inc. (b)	221,900	24,269,203
Ameriprise Financial, Inc.	416,700	25,452,036
T. Rowe Price Group, Inc.	332,300	22,071,366
TD Ameritrade Holding Corp.	1,391,000	29,030,170
Waddell & Reed Financial, Inc., Class A	766,600	31,131,626

		131,954,401

Chemicals – 4.8%
Albemarle Corp.	769,100	45,969,107
Celanese Corp., Series A	912,000	40,465,440
CF Industries Holdings, Inc.	304,800	41,693,592
Cytec Industries, Inc.	624,500	33,954,065
Eastman Chemical Co.	332,500	33,023,900
Kronos Worldwide, Inc.	427,200	24,969,840

		220,075,944

Commercial Banks – 3.8%
Comerica, Inc.	1,372,400	50,394,528
Commerce Bancshares, Inc.	281,700	11,391,948
Cullen/Frost Bankers, Inc.	293,577	17,326,915
Fifth Third Bancorp	1,276,000	17,710,880
Iberiabank Corp. (a)	367,000	22,067,710
KeyCorp	3,424,600	30,410,448
SunTrust Banks, Inc.	859,200	24,779,328

		174,081,757

Communications Equipment – 0.9%
F5 Networks, Inc. (b)	182,000	18,667,740
Juniper Networks, Inc. (b)	502,400	21,140,992

		39,808,732

Construction & Engineering – 2.2%
Chicago Bridge & Iron Co. NV	479,600	19,500,536
Foster Wheeler AG (b)	1,048,100	39,429,522
KBR, Inc.	1,060,900	40,070,193

		99,000,251

Containers & Packaging – 1.5%
Crown Holdings, Inc. (b)	681,400	26,288,412
Rock-Tenn Co., Class A	604,400	41,915,140

		68,203,552

Diversified Financial Services – 0.2%
CBOE Holdings, Inc.	398,500	11,544,545

Electric Utilities – 0.5%
Edison International	602,327	22,039,145

Electrical Equipment – 0.4%
The Babcock & Wilcox Co. (b)	561,000	18,726,180

Electronic Equipment, Instruments & Components – 2.0%
Amphenol Corp., Class A	974,400	52,997,616
Jabil Circuit, Inc.	829,500	16,946,685
Vishay Intertechnology, Inc. (b)	1,284,100	22,779,934

		92,724,235

Energy Equipment & Services – 4.5%
Cameron International Corp. (b)	632,500	36,115,750
Dresser-Rand Group, Inc. (b)	416,405	22,327,636
McDermott International, Inc. (b)	994,000	25,237,660
Oceaneering International, Inc. (b)	53,773	4,809,995
Oil States International, Inc. (b)	431,800	32,877,252
Rowan Cos., Inc. (b)	966,600	42,704,388
Weatherford International Ltd. (b)	1,808,400	40,869,840

		204,942,521

Food Products – 3.2%
ConAgra Foods, Inc.	1,065,100	25,296,125
H.J. Heinz Co.	801,800	39,143,876
Ralcorp Holdings, Inc. (b)	377,836	25,855,317
Smithfield Foods, Inc. (b)	1,157,002	27,837,468
Tyson Foods, Inc., Class A	1,551,700	29,777,123

		147,909,909

Health Care Equipment & Supplies – 3.3%
American Medical Systems Holdings, Inc. (b)	442,100	9,567,044
C.R. Bard, Inc.	179,500	17,826,145
The Cooper Cos., Inc.	443,800	30,821,910
Edwards Lifesciences Corp. (b)	278,400	24,220,800
Gen – Probe, Inc. (b)	104,844	6,956,399
Hologic, Inc. (b)	1,229,600	27,297,120
Integra LifeSciences Holdings Corp. (b)	261,200	12,386,104
Zimmer Holdings, Inc. (b)	375,800	22,747,174

		151,822,696

Health Care Providers & Services – 3.1%
Aetna, Inc.	182,700	6,838,461
Community Health Systems, Inc. (b)	298,100	11,921,019
DaVita, Inc. (b)	374,800	32,049,148
HCA Holdings, Inc. (b)	165,100	5,591,937
Henry Schein, Inc. (b)	423,500	29,716,995
Humana, Inc. (b)	180,600	12,631,164
Laboratory Corp. of America Holdings (a)(b)	356,000	32,798,280
Tenet Healthcare Corp. (b)	1,514,600	11,283,770

		142,830,774

Hotels, Restaurants & Leisure – 3.3%
Cracker Barrel Old Country Store, Inc.	408,300	20,063,862
Darden Restaurants, Inc.	787,300	38,680,049
Penn National Gaming, Inc. (b)	687,900	25,493,574
Royal Caribbean Cruises Ltd. (b)	470,200	19,400,452
Starwood Hotels & Resorts Worldwide, Inc.	627,800	36,487,736
Wynn Resorts Ltd.	99,500	12,661,375

		152,787,048

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Durables – 2.0%
Jarden Corp.	886,700	$31,539,919
Pulte Group, Inc. (a)(b)	1,638,300	12,123,420
Stanley Black & Decker, Inc.	342,240	26,215,584
Toll Brothers, Inc. (a)(b)	1,057,200	20,900,844

		90,779,767

Household Products – 1.4%
Church & Dwight Co., Inc.	405,900	32,204,106
Clorox Co.	440,400	30,858,828

		63,062,934

Insurance – 4.1%
AON Corp.	534,000	28,280,640
Brown & Brown, Inc.	971,000	25,051,800
The Hanover Insurance Group, Inc.	232,800	10,534,200
The Hartford Financial Services Group, Inc.	1,441,300	38,814,209
Lincoln National Corp. (a)	1,199,300	36,026,972
Reinsurance Group of America, Inc.	238,800	14,991,864
RenaissanceRe Holdings Ltd.	246,700	17,019,833
XL Group Plc	720,600	17,726,760

		188,446,278

Internet & Catalog Retail – 0.6%
priceline.com, Inc. (b)	51,600	26,132,304

IT Services – 2.7%
Convergys Corp. (b)	1,414,000	20,305,040
Fidelity National Information Services, Inc.	1,202,900	39,322,801
Fiserv, Inc. (b)	371,200	23,281,664
Global Payments, Inc.	544,100	26,617,372
SAIC, Inc. (b)	773,122	13,081,224

		122,608,101

Life Sciences Tools & Services – 0.8%
Life Technologies Corp. (b)	152,700	8,004,534
Pharmaceutical Product Development, Inc.	195,900	5,428,389
Waters Corp. (b)	244,500	21,247,050

		34,679,973

Machinery – 5.3%
Actuant Corp., Class A (a)	1,566,200	45,419,800
Flowserve Corp.	262,900	33,861,520
Meritor, Inc. (b)	1,241,400	21,066,558
Oshkosh Corp. (b)	1,437,200	50,848,136
Snap-On, Inc.	679,500	40,810,770
Terex Corp. (b)	1,387,364	51,387,963

		243,394,747

Media – 2.1%
DISH Network Corp., Class A (b)	697,500	16,991,100
The Interpublic Group of Cos., Inc.	3,093,000	38,879,010
Liberty Global, Inc., Class A (a)(b)	1,030,600	42,677,146

		98,547,256

Metals & Mining – 1.4%
Molycorp, Inc. (b)	529,100	31,756,582
Stillwater Mining Co. (b)	1,440,200	33,023,786

		64,780,368

Multiline Retail – 2.1%
Dollar Tree, Inc. (b)	626,750	34,797,160
Macy’s, Inc.	697,000	16,909,220
Nordstrom, Inc.	505,700	22,695,816
Saks, Inc. (b)	1,934,900	21,883,719

		96,285,915

Multi-Utilities – 2.0%
Alliant Energy Corp.	1,033,800	40,245,834
SCANA Corp.	684,364	26,943,411
Sempra Energy	446,200	23,871,700

		91,060,945

Office Electronics – 0.6%
Xerox Corp.	2,690,900	28,658,085

Oil, Gas & Consumable Fuels – 4.6%
Arch Coal, Inc.	719,400	25,927,176
Brigham Exploration Co. (b)	562,900	20,928,622
Cloud Peak Energy, Inc. (b)	1,148,187	24,789,357
Concho Resources, Inc. (a)(b)	174,300	18,702,390
Continental Resources, Inc. (b)	250,500	17,903,235
Denbury Resources, Inc. (b)	813,100	19,839,640
Peabody Energy Corp.	375,600	27,028,176
Pioneer Natural Resources Co.	167,900	17,112,368
Plains All American Pipeline LP	304,100	19,380,293
Whiting Petroleum Corp. (b)	261,600	19,214,520

		210,825,777

Pharmaceuticals – 0.7%
Hospira, Inc. (b)	162,100	8,947,920
Watson Pharmaceuticals, Inc. (b)	449,200	25,159,692

		34,107,612

Professional Services – 1.1%
Robert Half International, Inc.	1,615,700	49,440,420

Real Estate Investment Trusts (REITs) – 5.2%
Equity Residential	289,200	16,313,772
Essex Property Trust, Inc.	255,100	31,632,400
Federal Realty Investment Trust	429,400	35,021,864
Health Care REIT, Inc.	482,200	25,286,568
Hospitality Properties Trust	1,501,500	34,759,725
Rayonier, Inc.	767,600	47,829,156
SL Green Realty Corp. (a)	299,000	22,484,800
Washington REIT	851,800	26,482,462

		239,810,747

Real Estate Management & Development – 1.2%
CB Richard Ellis Group, Inc., Class A (b)	2,050,100	54,737,670

Road & Rail – 2.1%
Avis Budget Group, Inc. (b)	2,213,000	39,634,830
Kansas City Southern (b)	476,700	25,956,315
Ryder System, Inc.	597,100	30,213,260

		95,804,405

Semiconductors & Semiconductor Equipment – 4.3%
International Rectifier Corp. (b)	775,300	25,631,418
Intersil Corp., Class A	2,097,600	26,115,120
Lam Research Corp. (b)	410,700	23,270,262
Marvell Technology Group Ltd. (b)	884,900	13,760,195
NetLogic Microsystems, Inc. (b)	407,600	17,127,352
Novellus Systems, Inc. (b)	711,200	26,406,856
PMC-Sierra, Inc. (b)	2,810,100	21,075,750

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	31

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
RF Micro Devices, Inc. (a)(b)	2,884,600	$18,490,286
Teradyne, Inc. (b)	1,575,800	28,064,998

		199,942,237

Software – 6.6%
Advent Software, Inc. (a)(b)	650,400	18,646,968
Ariba, Inc. (b)	1,483,100	50,633,034
Autodesk, Inc. (b)	741,800	32,720,798
BMC Software, Inc. (b)	588,300	29,262,042
Citrix Systems, Inc. (a)(b)	483,100	35,488,526
Parametric Technology Corp. (b)	785,300	17,661,397
Red Hat, Inc. (b)	728,500	33,066,615
Rovi Corp. (b)	338,800	18,176,620
Solera Holdings, Inc.	520,600	26,602,660
TIBCO Software, Inc. (b)	1,442,700	39,313,575

		301,572,235

Specialty Retail – 2.4%
Abercrombie & Fitch Co., Class A	515,500	30,259,850
Guess?, Inc.	840,000	33,054,000
Office Depot, Inc. (b)	1,723,600	7,980,268
O’Reilly Automotive, Inc. (b)	521,500	29,965,390
Rue21, Inc. (b)	325,400	9,371,520

		110,631,028

Tobacco – 0.6%
Lorillard, Inc.	292,900	27,828,429

Wireless Telecommunication Services – 1.6%
MetroPCS Communications, Inc. (a)(b)	1,515,600	24,613,344
NII Holdings, Inc. (b)	546,400	22,768,488
NTELOS Holdings Corp.	538,350	9,911,023
SBA Communications Corp., Class A (b)	442,500	17,558,400

		74,851,255

Total Long-Term Investments (Cost — $3,545,135,163) – 96.9%		4,447,624,027

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	111,053,280	111,053,280

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.43% (c)(d)(e)	$151,148	151,148,450

Total Short-Term Securities (Cost — $262,201,730) – 5.7%		262,201,730

Total Investments (Cost — $3,807,336,893*) – 102.6%		4,709,825,757
Liabilities in Excess of Other Assets – (2.6)%		(117,590,654)

Net Assets – 100.0%		$4,592,235,103

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,823,534,825

Gross unrealized appreciation.	$908,888,456
Gross unrealized depreciation.	(22,597,524)

Net unrealized appreciation	$886,290,932

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	90,942,738	20,110,542	111,053,280	$1,667	$152,381
BlackRock Liquidity Series, LLC Money Market Series	$213,606,000	$(62,457,550)	$151,148,450	–	$293,549

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical

32	BLACKROCK FUNDS	MARCH 31, 2011

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$4,447,624,027	–	–	$4,447,624,027
Short-Term Securities	111,053,280	$151,148,450	–	262,201,730

Total	$4,558,677,307	$151,148,450	–	$4,709,825,757

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	33

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Assets
Investments at value – unaffiliated[1,2]	$85,776,290	$1,319,094,100	$2,229,507,487	$214,161,570	$4,447,624,027
Investments at value – affiliated[3]	812,323	31,675,233	42,383,320	14,865,399	262,201,730
Cash	–	–	–	–	927,329
Cash pledged as collateral for options written	–	10,283,700	–	–	–
Investments sold receivable	2,311,607	4,233,366	90,676,934	492,663	98,685,732
Foreign currency at value[4]	366,012	3,097	3,527,703	366,135	–
Unrealized appreciation on foreign currency exchange contracts	121,101	160,429	3,301,557	9,389	–
Capital shares sold receivable	117,472	3,124,605	4,869,557	227,855	7,256,509
Dividends and reclaims receivable	173,427	1,751,537	5,563,055	88,750	3,456,086
Receivable from advisor	613	–	–	–	365,512
Securities lending income receivable – affiliated	–	79	1,595	–	16,135
Prepaid expenses	43,789	113,377	134,142	68,032	194,628
Other assets	–	1,328	–	–	–

Total assets	89,722,634	1,370,440,851	2,379,965,350	230,279,793	4,820,727,688

Liabilities
Options written at value[5]	–	300,310	–	–	–
Collateral on securities loaned at value	–	11,482,900	120,000	954,800	151,148,450
Investments purchased payable	1,771,255	6,712,763	35,563,740	3,230,039	61,393,035
Unrealized depreciation on foreign currency exchange contracts	77,260	7,535,282	2,756,302	123,267	–
Capital shares redeemed payable	256,442	2,816,336	4,217,032	366,182	9,749,593
Investment advisory fees payable	63,438	824,021	1,888,824	185,698	3,654,508
Service and distribution fees payable	29,732	449,414	423,782	62,372	723,221
Other affiliates payable	7,943	117,739	176,455	22,227	230,364
Officer’s and Trustees’ fees payable	1,419	5,354	5,316	1,439	4,434
Other accrued expenses payable	151,581	695,523	1,660,576	224,158	1,588,980

Total liabilities	2,359,070	30,939,642	46,812,027	5,170,182	228,492,585

Net Assets	$87,363,564	$1,339,501,209	$2,333,153,323	$225,109,611	$4,592,235,103

Net Assets Consist of
Paid-in capital	$94,104,653	$1,086,997,620	$2,138,900,200	$242,546,648	$3,417,633,584
Undistributed (distributions in excess of) net investment income (loss)	(749,481)	2,182,917	(13,533,533)	(1,313,055)	(915,124)
Accumulated net realized gain (loss)	(17,478,638)	59,402,162	(65,114,211)	(57,856,607)	273,027,779
Net unrealized appreciation/depreciation	11,487,030	190,918,510	272,900,867	41,732,625	902,488,864

Net Assets	$87,363,564	$1,339,501,209	$2,333,153,323	$225,109,611	$4,592,235,103

[1] Investments at cost – unaffiliated	$74,345,326	$1,121,022,857	$1,957,223,171	$172,344,921	$3,545,135,163
[2] Securities loaned at value	–	$11,257,116	$114,000	$929,845	$147,071,524
[3] Investments at cost – affiliated	$812,323	$31,675,233	$42,383,320	$14,865,399	$262,201,730
[4] Foreign currency at cost	$350,365	$2,943	$3,514,289	$338,304	–
[5] Premiums received	$–	–	$447,160	–	–

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2011

Statements of Assets and Liabilities (concluded)

March 31, 2011 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Net Asset Value
Institutional
Net assets	$21,605,300	$249,525,703	$1,113,861,772	$43,620,525	$2,513,392,873

Shares outstanding[1]	1,849,308	8,013,869	31,169,172	4,088,757	57,264,591

Net asset value	$11.68	$31.14	$35.74	$10.67	$43.89

Service
Net assets	–	$12,841,191	$70,058,617	$1,040,769	$266,416,215

Shares outstanding[1]	–	422,205	2,029,684	100,914	6,321,036

Net asset value	–	$30.41	$34.52	$10.31	$42.15

Investor A
Net assets	$40,542,672	$722,290,496	$884,470,656	$136,976,368	$1,367,262,561

Shares outstanding[1]	3,486,465	23,792,896	25,862,234	13,450,594	32,796,060

Net asset value	$11.63	$30.36	$34.20	$10.18	$41.69

Investor B
Net assets	$3,626,337	$48,204,494	$23,959,405	$4,595,643	$22,046,687

Shares outstanding[1]	316,276	1,686,854	751,323	492,796	580,687

Net asset value	$11.47	$28.58	$31.89	$9.33	$37.97

Investor C
Net assets	$21,589,255	$306,639,325	$240,802,873	$34,387,998	$423,116,767

Shares outstanding[1]	1,890,504	10,765,646	7,611,709	3,691,525	11,145,010

Net asset value	$11.42	$28.48	$31.64	$9.32	$37.96

Class R
Net assets	–	–	–	$4,488,308	–

Shares outstanding[1]	–	–	–	428,586	–

Net asset value	–	–	–	$10.47	–

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	35

Statements of Operations

Six Months Ended March 31, 2011 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Investment Income
Dividends and reclaims	$739,627	$6,659,802	$25,362,489	$712,590	$23,162,020
Foreign taxes withheld	(37,313)	(179,725)	(1,281,568)	(22,463)	(3,529)
Dividends – affiliated	1,232	39,208	76,946	7,184	152,381
Securities lending – affiliated	–	3,735	14,960	477	293,549

Total income	703,546	6,523,020	24,172,827	697,788	23,604,421

Expenses
Investment advisory	394,592	4,710,297	11,019,046	904,736	21,455,552
Service and distribution – class specific	173,029	2,577,788	2,488,938	339,782	4,015,668
Transfer agent – class specific	60,431	1,052,512	2,028,896	339,350	3,146,316
Professional	41,685	30,948	39,871	29,045	41,386
Administration	32,883	425,300	702,512	75,395	1,206,857
Custodian	30,442	75,367	349,136	15,189	87,285
Printing	18,269	93,896	172,592	31,844	245,101
Registration	14,283	47,388	45,469	20,020	54,602
Administration – class specific	10,971	149,935	232,882	25,102	318,838
Officer and Trustees	2,573	16,038	23,842	3,538	39,366
Miscellaneous	13,967	27,582	51,761	10,036	34,986
Recoupment of past waived fees	6,451	–	–	–	–
Recoupment of past waived fees – class specific	6,055	764	121	57,191	34,726

Total expenses	805,631	9,207,815	17,155,066	1,851,228	30,680,683
Less fees waived by advisor	(7,298)	(15,525)	(30,169)	(2,911)	(1,964,820)
Less administration fees waived – class specific	(791)	–	–	(2,331)	(127,987)
Less transfer agent fees waived – class specific	(53)	–	–	(418)	(46,121)
Less transfer agent fees reimbursed – class specific	(803)	–	–	(889)	(1,446,402)
Less fees paid indirectly	(60)	(1,086)	(885)	(213)	(3,747)

Total expenses after fees waived, reimbursed and paid indirectly	796,626	9,191,204	17,124,012	1,844,466	27,091,606

Net investment income (loss)	(93,080)	(2,668,184)	7,048,815	(1,146,678)	(3,487,185)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,889,925 (1)	88,069,666	135,115,107	4,990,480	326,074,519
Options written	81,994	904,129	–	–	(59,287)
Foreign currency transactions	479,694	(2,894,186)	12,043,800	(301,434)	–

	7,451,613	86,079,609	147,158,907	4,689,046	326,015,232

Net change in unrealized appreciation/depreciation on:
Investments	2,428,854	71,836,526	64,546,106	27,939,071	422,088,812
Options written	(578)	241,182	–	–	–
Foreign currency transactions	(261,216)	(2,415,638)	(11,024,743)	203,678	–

	2,167,060	69,662,070	53,521,363	28,142,749	422,088,812

Total realized and unrealized gain	9,618,673	155,741,679	200,680,270	32,831,795	748,104,044

Net Increase in Net Assets Resulting from Operations	$9,525,593	$153,073,495	$207,729,085	$31,685,117	$744,616,859

(1)	Net of $(2,791) foreign capital gain tax.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2011

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income (loss)	$(93,080)	$181,259	$(2,668,184)	$(3,027,924)
Net realized gain	7,451,613	3,300,788	86,079,609	109,143,982
Net change in unrealized appreciation/depreciation	2,167,060	48,168	69,662,070	(20,962,204)

Net increase in net assets resulting from operations	9,525,593	3,530,215	153,073,495	85,153,854

Dividends and Distributions to Shareholders From Net investment income:
Institutional	(151,636)	(257,068)	(356,523)	–
Investor A	(128,372)	(594,521)	–	–
Investor B	–	(11,168)	–	–
Investor C	–	(87,254)	–	–
Net realized gain: Institutional	–	–	(10,061,904)	–
Service	–	–	(519,043)	–
Investor A	–	–	(30,115,944)	–
Investor B	–	–	(1,712,754)	–
Investor C	–	–	(11,163,236)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(280,008)	(950,011)	(53,929,404)	–

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(6,034,953)	(1,210,720)	(20,201,929)	204,152,619

Redemption Fees
Redemption fees	2,120	2,595	17,471	69,194

Net Assets
Total increase in net assets	3,212,752	1,372,079	78,959,633	289,375,667
Beginning of period	84,150,812	82,778,733	1,260,541,576	971,165,909

End of period	$87,363,564	$84,150,812	$1,339,501,209	$1,260,541,576

Undistributed (distributions in excess) net investment income (loss)	$(749,481)	$(376,393)	$2,182,917	$5,207,624

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	37

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income (loss)	$7,048,815	$12,244,878	$(1,146,678)	$(1,802,002)	$(3,487,185)	$(6,517,999)
Net realized gain	147,158,907	103,595,133	4,689,046	28,869,805	326,015,232	292,917,072
Net change in unrealized appreciation/depreciation	53,521,363	(23,453,913)	28,142,749	(4,980,136)	422,088,812	107,527,973

Net increase in net assets resulting from operations	207,729,085	92,386,098	31,685,117	22,087,667	744,616,859	393,927,046

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(10,989,330)	(11,054,479)	–	–	–	(2,096,515)
Service	(459,323)	(1,038,975)	–	–	–	–
Investor A	(7,220,518)	(8,909,481)	–	–	–	–
Investor B	(6,972)	(112,041)	–	–	–	–
Investor C	(523,946)	(1,385,216)	–	–	–	–
Net realized gain:
Institutional	–	–	–	–	(33,361,497)	–
Service	–	–	–	–	(3,268,451)	–
Investor A	–	–	–	–	(16,648,737)	–
Investor B	–	–	–	–	(237,927)	–
Investor C	–	–	–	–	(4,147,409)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(19,200,089)	(22,500,192)	–	–	(57,664,021)	(2,096,515)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	227,998,436	265,481,001	19,636,095	9,719,552	566,956,073	748,907,865

Redemption Fees
Redemption fees	21,183	100,788	13,890	10,562	51,361	159,309

Net Assets
Total increase in net assets	416,548,615	335,467,695	51,335,102	31,817,781	1,253,960,272	1,140,897,705
Beginning of period	1,916,604,708	1,581,137,013	173,774,509	141,956,728	3,338,274,831	2,197,377,126

End of period	$2,333,153,323	$1,916,604,708	$225,109,611	$173,774,509	$4,592,235,103	$3,338,274,831

Undistributed (distributions in excess of) net investment income (loss)	$(13,533,533)	$(1,382,259)	$(1,313,055)	$(166,377)	$(915,124)	$2,572,061

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional Shares
	Six Months Ended March 31, 2011	Year Ended September 30,				Period January 31, 2006[1] to September 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.52	$10.13	$9.96	$13.31	$10.10	$10.00

Net investment income[2]	0.01	0.06	0.06	0.09	0.09	0.08
Net realized and unrealized gain (loss)	1.23	0.48	0.12	(2.77)	3.21	0.01

Net increase (decrease) from investment operations	1.24	0.54	0.18	(2.68)	3.30	0.09

Dividends and distributions from:
Net investment income	(0.08)	(0.15)	(0.01)	(0.17)	(0.09)	–
Net realized gain	–	–	–	(0.50)	–	–

Total dividends and distributions	(0.08)	(0.15)	(0.01)	(0.67)	(0.09)	–

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$11.68	$10.52	$10.13	$9.96	$13.31	$10.10

Total Investment Return[4]
Based on net asset value	11.77%[5,6]	5.32%[5]	1.78%[5]	(21.16)%[5]	32.81%[5]	1.00%[6,7]

Ratios to Average Net Assets
Total expenses	1.41%[8]	1.43%	1.50%	1.33%	1.32%	2.25%[8]

Total expenses excluding recoupment of past waived fees	1.39%[8]	1.42%	1.49%	1.33%	1.32%	2.25%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[8]	1.37%	1.36%	1.32%	1.29%	1.35%[8]

Net investment income	0.20%[8]	0.64%	0.70%	0.77%	0.78%	1.13%[8]

Supplemental Data
Net assets, end of period (000)	$21,605	$21,699	$16,971	$36,625	$35,679	$9,099

Portfolio turnover	84%	146%	190%	181%	107%	110%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.10%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	39

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011	Year Ended September 30,				Period January 31, 2006[1] to September 30,	Six Months Ended March 31, 2011	Year Ended September 30,				Period January 31, 2006[1] to September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.45	$10.08	$9.92	$13.27	$10.08	$10.00	$10.31	$9.93	$9.83	$13.16	$10.03	$10.00

Net investment income (loss)[2]	(0.00)[3]	0.03	0.04	0.06	0.04	0.05	(0.05)	(0.04)	(0.02)	(0.04)	(0.04)	0.00 [4]
Net realized and unrealized gain (loss)	1.22	0.46	0.12	(2.77)	3.22	0.02	1.21	0.45	0.12	(2.76)	3.22	0.02

Net increase (decrease) from investment operations	1.22	0.49	0.16	(2.71)	3.26	0.07	1.16	0.41	0.10	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.04)	(0.12)	–	(0.14)	(0.07)	–	–	(0.03)	–	(0.03)	(0.05)	–
Net realized gain	–	–	–	(0.50)	–	–	–	–	–	(0.50)	–	–

Total dividends and distributions	(0.04)	(0.12)	–	(0.64)	(0.07)	–	–	(0.03)	–	(0.53)	(0.05)	–

Redemption fees added to paid-in capital	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.01	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.01

Net asset value, end of period	$11.63	$10.45	$10.08	$9.92	$13.27	$10.08	$11.47	$10.31	$9.93	$9.83	$13.16	$10.03

Total Investment Return[5]
Based on net asset value	11.64%[6,7]	4.92%[6]	1.61%[6]	(21.44)%[6]	32.51%[6]	0.80%[7,8]	11.25%[6,7]	4.09%[6]	1.02%[6]	(22.13)%[6]	31.79%[6]	0.30%[7,8]

Ratios to Average Net Assets
Total expenses	1.69%[9]	1.72%	1.81%	1.60%	1.68%	2.84%[9]	2.45%[9]	2.45%	2.65%	2.37%	3.06%	4.95%[9]

Total expenses excluding recoupment of past waived fees	1.66%[9]	1.70%	1.80%	1.60%	1.68%	2.84%[9]	2.39%[9]	2.45%	2.63%	2.37%	3.06%	4.95%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.67%[9]	1.67%	1.66%	1.60%	1.56%	1.65%[9]	2.43%[9]	2.43%	2.42%	2.36%	2.33%	2.40%[9]

Net investment income (loss)	(0.07)%[9]	0.32%	0.49%	0.49%	0.36%	0.70%[9]	(0.83)%[9]	(0.44)%	(0.25)%	(0.30)%	(0.39)%	(0.05)%[9]

Supplemental Data
Net assets, end of period (000)	$40,543	$39,280	$45,110	$37,529	$40,467	$23,097	$3,626	$3,617	$4,351	$5,665	$7,673	$4,907

Portfolio turnover	84%	146%	190%	181%	107%	110%	84%	146%	190%	181%	107%	110%

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011	Year Ended September 30,				Period January 31, 2006[1] to September 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.27	$9.91	$9.82	$13.16	$10.03	$10.00

Net investment loss[2]	(0.05)	(0.04)	(0.02)	(0.03)	(0.05)	(0.00)[3]
Net realized and unrealized gain (loss)	1.20	0.45	0.11	(2.77)	3.23	0.02

Net increase (decrease) from investment operations	1.15	0.41	0.09	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	–	(0.05)	–	(0.04)	(0.05)	–
Net realized gain	–	–	–	(0.50)	–	–

Total dividends and distributions	–	(0.05)	–	(0.54)	(0.05)	–

Redemption fees added to paid-in capital	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.01

Net asset value, end of period	$11.42	$10.27	$9.91	$9.82	$13.16	$10.03

Total Investment Return[5]
Based on net asset value	11.20%[6,7]	4.13%[6]	0.92%[6]	(22.14)%[6]	31.76%[6]	0.30%[7,8]

Ratios to Average Net Assets
Total expenses	2.48%[9]	2.49%	2.62%	2.38%	2.42%	3.38%[9]

Total expenses excluding recoupment of past waived fees	2.44%[9]	2.49%	2.62%	2.38%	2.42%	3.38%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.45%[9]	2.44%	2.42%	2.37%	2.35%	2.40%[9]

Net investment loss	(0.85)%[9]	(0.40)%	(0.26)%	(0.26)%	(0.40)%	(0.01)%[9]

Supplemental Data
Net assets, end of period (000)	$21,589	$19,554	$16,348	$18,074	$18,217	$10,012

Portfolio turnover	84%	146%	190%	181%	107%	110%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Aggregate total investment return.
[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.10%.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	41

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.92	$26.29	$28.77	$30.41	$26.18	$24.45

Net investment income[1]	0.00 [2]	0.06	0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss)	3.62	2.57	(0.14)	(0.49)	4.52	2.30

Net increase (decrease) from investment operations	3.62	2.63	(0.06)	(0.41)	4.58	2.34

Dividends and distributions from:
Net investment income	(0.05)	–	–	–	–	–
Net realized gain	(1.35)	–	(2.42)	(1.23)	(0.35)	(0.62)

Total dividends and distributions	(1.40)	–	(2.42)	(1.23)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$31.14	$28.92	$26.29	$28.77	$30.41	$26.18

Total Investment Return[3]
Based on net asset value	13.01%[4,5]	10.00%[4,6]	1.91%[4]	(1.64)%[4]	17.68%[4]	9.77%[7]

Ratios to Average Net Assets
Total expenses	1.00%[8]	1.00%	1.03%	1.00%	1.02%	1.01%

Total expenses after fees waived, reimbursed and paid indirectly	0.99%[8]	1.00%	1.03%	1.00%	1.02%	1.01%

Net investment income	0.03%[8]	0.21%	0.36%	0.28%	0.21%	0.17%

Supplemental Data
Net assets, end of period (000)	$249,526	$232,697	$171,607	$185,933	$172,902	$112,563

Portfolio turnover	73%	184%	153%	91%	98%	157%

	Service Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.22	$25.74	$28.20	$29.85	$25.78	$24.15

Net investment income (loss)[1]	(0.04)	(0.03)	0.01	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	3.52	2.51	(0.14)	(0.49)	4.44	2.27

Net increase (decrease) from investment operations	3.48	2.48	(0.13)	(0.51)	4.42	2.24

Distributions from net realized gain	(1.29)	–	(2.33)	(1.14)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$30.41	$28.22	$25.74	$28.20	$29.85	$25.78

Total Investment Return[3]
Based on net asset value	12.79%[4,5]	9.64%[4,6]	1.59%[4]	(1.98)%[4]	17.33%[4]	9.47%[7]

Ratios to Average Net Assets
Total expenses	1.33%[8]	1.33%	1.37%	1.35%	1.32%	1.34%

Total expenses excluding recoupment of past waived fees	1.31%[8]	1.33%	1.35%	1.35%	1.32%	1.34%

Total expenses after fees waived, reimbursed and paid indirectly	1.32%[8]	1.32%	1.36%	1.35%	1.30%	1.34%

Net investment income (loss)	(0.30)%[8]	(0.12)%	0.03%	(0.06)%	(0.08)%	(0.12)%

Supplemental Data
Net assets, end of period (000)	$12,841	$11,704	$8,110	$5,764	$7,806	$4,347

Portfolio turnover	73%	184%	153%	91%	98%	157%

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.18	$25.69	$28.14	$29.77	$25.72	$24.11

Net investment income (loss)[1]	(0.04)	(0.03)	0.01	(0.02)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	3.52	2.52	(0.15)	(0.49)	4.43	2.27

Net increase (decrease) from investment operations	3.48	2.49	(0.14)	(0.51)	4.40	2.22

Distributions from net realized gain	(1.30)	–	(2.31)	(1.12)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$30.36	$28.18	$25.69	$28.14	$29.77	$25.72

Total Investment Return[3]
Based on net asset value	12.80%[4,5]	9.69%[4,6]	1.57%[4]	(1.97)%[4]	17.29%[4]	9.40%[7]

Ratios to Average Net Assets
Total expenses	1.31%[8]	1.31%	1.37%	1.35%	1.35%	1.45%

Total expenses excluding recoupment of past waived fees	1.31%[8]	1.31%	1.37%	1.35%	1.35%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly	1.30%[8]	1.31%	1.37%	1.35%	1.35%	1.34%

Net investment income (loss)	(0.28)%[8]	(0.11)%	0.02%	(0.06)%	(0.13)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$722,290	$682,857	$478,273	$564,943	$697,451	$434,360

Portfolio turnover	73%	184%	153%	91%	98%	157%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	43

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$26.39	$24.25	$26.73	$28.28	$24.65	$23.31

Net investment loss[1]	(0.14)	(0.23)	(0.17)	(0.23)	(0.25)	(0.24)
Net realized and unrealized gain (loss)	3.32	2.37	(0.16)	(0.49)	4.23	2.19

Net increase (decrease) from investment operations	3.18	2.14	(0.33)	(0.72)	3.98	1.95

Distributions from net realized gain	(0.99)	–	(2.15)	(0.83)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$28.58	$26.39	$24.25	$26.73	$28.28	$24.65

Total Investment Return[3]
Based on net asset value	12.39%[4,5]	8.82%[4,6]	0.73%[4]	(2.78)%[4]	16.33%[4]	8.54%[7]

Ratios to Average Net Assets
Total expenses	2.07%[8]	2.10%	2.20%	2.14%	2.22%	2.16%

Total expenses excluding recoupment of past waived fees	2.07%[8]	2.10%	2.17%	2.14%	2.22%	2.16%

Total expenses after fees waived, reimbursed and paid indirectly	2.07%[8]	2.09%	2.20%	2.14%	2.19%	2.16%

Net investment loss	(1.05)%[8]	(0.88)%	(0.80)%	(0.85)%	(0.96)%	(1.02)%

Supplemental Data
Net assets, end of period (000)	$48,204	$47,855	$57,835	$80,269	$95,231	$78,902

Portfolio turnover	73%	184%	153%	91%	98%	157%

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$26.37	$24.22	$26.70	$28.27	$24.62	$23.26

Net investment loss[1]	(0.14)	(0.21)	(0.15)	(0.21)	(0.23)	(0.21)
Net realized and unrealized gain (loss)	3.31	2.36	(0.16)	(0.47)	4.23	2.18

Net increase (decrease) from investment operations	3.17	2.15	(0.31)	(0.68)	4.00	1.97

Distributions from net realized gain	(1.06)	–	(2.17)	(0.89)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$28.48	$26.37	$24.22	$26.70	$28.27	$24.62

Total Investment Return[3]
Based on net asset value	12.40%[4,5]	8.88%[4,6]	0.81%[4]	(2.66)%[4]	16.43%[4]	8.65%[7]

Ratios to Average Net Assets
Total expenses	2.03%[8]	2.04%	2.09%	2.05%	2.12%	2.04%

Total expenses excluding recoupment of past waived fees	2.03%[8]	2.04%	2.09%	2.05%	2.12%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly	2.03%[8]	2.04%	2.09%	2.05%	2.11%	2.04%

Net investment loss	(1.00)%[8]	(0.83)%	(0.70)%	(0.76)%	(0.89)%	(0.87)%

Supplemental Data
Net assets, end of period (000)	$306,639	$285,428	$255,340	$305,015	$363,739	$254,724

Portfolio turnover	73%	184%	153%	91%	98%	157%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	45

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$32.76	$31.36	$29.44	$51.08	$42.16	$34.34	$31.58	$30.26	$28.36	$49.52	$41.06	$33.55

Net investment income[1]	0.14	0.28	0.34	0.47	0.48	0.37	0.08	0.16	0.27	0.28	0.32	0.29
Net realized and unrealized gain (loss)	3.20	1.58	1.68	(13.66)	14.98	8.57	3.07	1.53	1.63	(13.14)	14.58	8.32

Net increase (decrease) from investment operations	3.34	1.86	2.02	(13.19)	15.46	8.94	3.15	1.69	1.90	(12.86)	14.90	8.61

Dividends and distributions from:
Net investment income	(0.36)	(0.46)	(0.10)	(1.21)	(0.71)	(0.37)	(0.21)	(0.37)	–	(1.06)	(0.61)	(0.35)
Net realized gain	–	–	–	(7.24)	(5.83)	(0.76)	–	–	–	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.36)	(0.46)	(0.10)	(8.45)	(6.54)	(1.13)	(0.21)	(0.37)	–	(8.30)	(6.44)	(1.11)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$35.74	$32.76	$31.36	$29.44	$51.08	$42.16	$34.52	$31.58	$30.26	$28.36	$49.52	$41.06

Total Investment Return[3]
Based on net asset value	10.23%[4,5]	5.99%[4]	6.99%[4]	(30.87)%[4,6]	40.42%[4]	26.64%[7]	10.00%[4,5]	5.63%[4]	6.70%[4]	(31.10)%[4,6]	40.00%[4]	26.30%[7]

Ratios to Average Net Assets
Total expenses	1.28%[8]	1.35%	1.45%	1.25%	1.25%	1.33%	1.64%[8]	1.72%	1.75%	1.58%	1.59%	1.58%

Total expenses excluding recoupment of past waived fees	1.28%[8]	1.34%	1.45%	1.25%	1.25%	1.33%	1.64%[8]	1.69%	1.73%	1.58%	1.59%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly	1.28%[8]	1.35%	1.43%	1.25%	1.25%	1.33%	1.64%[8]	1.72%	1.70%	1.58%	1.58%	1.57%

Net investment income	0.83%[8]	0.91%	1.36%	1.18%	1.06%	0.91%	0.48%[8]	0.53%	1.13%	0.72%	0.73%	0.73%

Supplemental Data
Net assets, end of period (000)	$1,113,862	$802,167	$673,420	$450,605	$492,444	$336,000	$70,059	$70,365	$83,093	$64,368	$172,135	$128,879

Portfolio turnover	71%	116%	143%	138%	77%	91%	71%	116%	143%	138%	77%	91%

See Notes to Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$31.33	$30.02	$28.14	$49.19	$40.81	$33.36

Net investment income[1]	0.10	0.21	0.27	0.33	0.30	0.23
Net realized and unrealized gain (loss)	3.05	1.50	1.62	(13.09)	14.49	8.32

Net increase (decrease) from investment operations	3.15	1.71	1.89	(12.76)	14.79	8.55

Dividends and distributions from:
Net investment income	(0.28)	(0.40)	(0.01)	(1.05)	(0.58)	(0.35)
Net realized gain	–	–	–	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.28)	(0.40)	(0.01)	(8.29)	(6.41)	(1.11)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$34.20	$31.33	$30.02	$28.14	$49.19	$40.81

Total Investment Return[3]
Based on net asset value	10.08%[4,5]	5.73%[4]	6.73%[4]	(31.09)%[4,6]	39.98%[4]	26.24%[7]

Ratios to Average Net Assets
Total expenses	1.52%[8]	1.59%	1.68%	1.58%	1.60%	1.74%

Total expenses after fees waived, reimbursed and paid indirectly	1.52%[8]	1.59%	1.68%	1.58%	1.60%	1.63%

Net investment income	0.61%[8]	0.72%	1.15%	0.87%	0.69%	0.62%

Supplemental Data
Net assets, end of period (000)	$884,471	$794,034	$604,283	$482,526	$555,189	$407,282

Portfolio turnover	71%	116%	143%	138%	77%	91%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	47

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$29.10	$27.83	$26.29	$46.43	$38.81	$31.97

Net investment income (loss)[1]	(0.03)	(0.05)	0.09	(0.06)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	2.83	1.42	1.45	(12.16)	13.74	7.95

Net increase (decrease) from investment operations	2.80	1.37	1.54	(12.22)	13.70	7.88

Dividends and distributions from:
Net investment income	(0.01)	(0.10)	–	(0.68)	(0.25)	(0.29)
Net realized gain	–	–	–	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.01)	(0.10)	–	(7.92)	(6.08)	(1.05)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$31.89	$29.10	$27.83	$26.29	$46.43	$38.81

Total Investment Return[3]
Based on net asset value	9.62%[4,5]	4.92%[4]	5.86%[4]	(31.63)%[4,6]	38.89%[4]	25.24%[7]

Ratios to Average Net Assets
Total expenses	2.33%[8]	2.38%	2.49%	2.35%	2.37%	2.43%

Total expenses excluding recoupment of past waived fees	2.33%[8]	2.38%	2.49%	2.35%	2.37%	2.43%

Total expenses after fees waived, reimbursed and paid indirectly	2.33%[8]	2.38%	2.49%	2.35%	2.37%	2.43%

Net investment income (loss)	(0.21)%[8]	(0.18)%	0.41%	(0.15)%	(0.10)%	(0.22)%

Supplemental Data
Net assets, end of period (000)	$23,959	$25,080	$33,094	$42,927	$102,624	$91,605

Portfolio turnover	71%	116%	143%	138%	77%	91%

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.92	$27.74	$26.21	$46.34	$38.78	$31.93

Net investment income (loss)[1]	(0.03)	(0.02)	0.08	0.03	(0.03)	(0.04)
Net realized and unrealized gain (loss)	2.82	1.39	1.45	(12.20)	13.71	7.93

Net increase (decrease) from investment operations	2.79	1.37	1.53	(12.17)	13.68	7.89

Dividends and distributions from:
Net investment income	(0.07)	(0.19)	–	(0.72)	(0.29)	(0.29)
Net realized gain	–	–	–	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.07)	(0.19)	–	(7.96)	(6.12)	(1.05)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$31.64	$28.92	$27.74	$26.21	$46.34	$38.78

Total Investment Return[3]
Based on net asset value	9.64%[4,5]	4.95%[4]	5.84%[4]	(31.61)%[4,6]	38.91%[4]	25.33%[7]

Ratios to Average Net Assets
Total expenses	2.31%[8]	2.36%	2.49%	2.32%	2.36%	2.37%

Total expenses excluding recoupment of past waived fees	2.31%[8]	2.36%	2.49%	2.32%	2.36%	2.37%

Total expenses after fees waived, reimbursed and paid indirectly	2.30%[8]	2.36%	2.48%	2.32%	2.36%	2.37%

Net investment income (loss)	(0.18)%[8]	(0.06)%	0.38%	0.08%	(0.08)%	(0.13)%

Supplemental Data
Net assets, end of period (000)	$240,803	$224,958	$187,246	$194,068	$255,980	$205,958

Portfolio turnover	71%	116%	143%	138%	77%	91%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	49

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning ofperiod	$9.02	$7.79	$6.98	$9.03	$7.20	$6.61	$8.72	$7.56	$6.80	$8.83	$7.07	$6.51

Net investment loss[1]	(0.04)	(0.05)	(0.02)	(0.05)	(0.03)	(0.03)	(0.04)	(0.08)	(0.04)	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	1.69	1.28	0.83	(2.00)	1.86	0.61	1.63	1.24	0.80	(1.97)	1.83	0.60

Net increase (decrease) from investment operations	1.65	1.23	0.81	(2.05)	1.83	0.58	1.59	1.16	0.76	(2.03)	1.76	0.55

Redemption fees added topaid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$10.67	$9.02	$7.79	$6.98	$9.03	$7.20	$10.31	$8.72	$7.56	$6.80	$8.83	$7.07

Total Investment Return[3]
Based on net asset value	18.29%[4,5]	15.79%[4,6]	11.60%[4,7]	(22.70)%[4]	25.42%[4]	8.93%[8]	18.23%[4,5]	15.34%[4,9]	11.18%[4,10]	(22.99)%[4]	24.89%[4]	8.60%[8]

Ratios to Average Net Assets
Total expenses	1.41%[11]	1.55%	1.90%	1.70%	1.91%	1.79%	1.50%[11]	1.76%	1.96%	2.01%	2.30%	2.06%

Total expenses excluding recoupment of past waived fees	1.41%[11]	1.55%	1.90%	1.70%	1.91%	1.79%	1.49%[11]	1.67%	1.96%	2.01%	2.30%	2.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[11]	1.39%	1.36%	1.35%	1.35%	1.38%	1.50%[11]	1.74%	1.75%	1.73%	1.73%	1.73%

Net investment loss	(0.69)%[11]	(0.59)%	(0.27)%	(0.55)%	(0.44)%	(0.45)%	(0.81)%[11]	(0.94)%	(0.71)%	(0.75)%	(0.85)%	(0.79)%

Supplemental Data
Net assets, end of period (000)	$43,621	$33,135	$27,013	$42,886	$1,449	$1,262	$1,041	$659	$193	$106	$123	$148

Portfolio turnover	32%	97%	158%	89%	92%	132%	32%	97%	158%	89%	92%	132%

See Notes to Financial Statements.

50	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.62	$7.48	$6.73	$8.74	$7.00	$6.45	$7.93	$6.94	$6.30	$8.26	$6.66	$6.19

Net investment loss[1]	(0.05)	(0.08)	(0.04)	(0.06)	(0.06)	(0.06)	(0.08)	(0.14)	(0.08)	(0.13)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	1.61	1.22	0.79	(1.95)	1.80	0.60	1.48	1.13	0.72	(1.83)	1.72	0.57

Net increase (decrease) from investment operations	1.56	1.14	0.75	(2.01)	1.74	0.54	1.40	0.99	0.64	(1.96)	1.60	0.46

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$10.18	$8.62	$7.48	$6.73	$8.74	$7.00	$9.33	$7.93	$6.94	$6.30	$8.26	$6.66

Total Investment Return[3]
Based on net asset value	18.10%[4,5]	15.24%[4,12]	11.14%[4,13]	(23.00)%[4]	24.86%[4]	8.53%[14]	17.65%[4,5]	14.27%[4,15]	10.16%[4,16]	(23.73)%[4]	24.02%[4]	7.59%[14]

Ratios to Average Net Assets
Total expenses	1.75%[11]	1.82%	2.24%	2.04%	2.16%	2.27%	2.60%[11]	2.70%	3.13%	2.96%	3.01%	3.06%

Total expenses excluding recoupment of past waived fees	1.68%[11]	1.81%	2.24%	2.04%	2.16%	2.27%	2.47%[11]	2.65%	3.00%	2.96%	3.01%	3.06%

Total expenses after fees waived, reimbursed and paidindirectly	1.75%[11]	1.79%	1.77%	1.75%	1.73%	1.77%	2.60%[11]	2.69%	2.65%	2.65%	2.50%	2.63%

Net investment loss	(1.05)%[11]	(0.99)%	(0.68)%	(0.77)%	(0.80)%	(0.83)%	(1.90)%[11]	(1.90)%	(1.53)%	(1.70)%	(1.59)%	(1.73)%

Supplemental Data
Net assets, end of period (000)	$136,976	$105,577	$83,734	$72,659	$21,632	$13,040	$4,596	$4,390	$6,538	$11,473	$9,030	$10,439

Portfolio turnover	32%	97%	158%	89%	92%	132%	32%	97%	158%	89%	92%	132%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.03%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.15%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.53%.
[11]	Annualized.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.
[13]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[14]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.16%.
[15]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.
[16]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.30%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	51

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C Shares							Class R Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,						Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,		Period September 8, 2008 [1] to September 30, 2008
		2010	2009	2008		2007	2006		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.92	$6.94	$6.29	$8.25		$6.66	$6.19	$8.88	$7.72	$6.97	$7.38

Net investment loss[2]	(0.09)	(0.14)	(0.09)	(0.13)		(0.12)	(0.11)	(0.06)	(0.11)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.49	1.12	0.74	(1.83)		1.71	0.57	1.65	1.27	0.81	(0.40)

Net increase (decrease) from investment operations	1.40	0.98	0.65	(1.96)		1.59	0.46	1.59	1.16	0.75	(0.41)

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00	[3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]

Net asset value, end of period	$9.32	$7.92	$6.94 $	6.29		$8.25	$6.66	$10.47	$8.88	$7.72	$6.97

Total Investment Return[4]
Based on net asset value	17.68%[5,6]	14.12%[5,7]	10.33%[5,8]	(23.76	)%5	23.87%[5]	7.59%[9]	17.91%[5,6]	15.03%[5,10]	10.76%[5,11]	(5.56)%[5,6]

Ratios to Average Net Assets
Total expenses	2.64%[12]	2.73%	3.23%	2.73%		2.88%	2.84%	1.94%[12]	2.10%	2.42%	2.36%[12]

Total expenses excluding recoupment of past waived fees	2.57%[12]	2.73%	3.23%	2.73%		2.88%	2.84%	1.93%[12]	2.10%	2.42%	2.36%[12]

Total expenses after fees waived, reimbursed and paid indirectly	2.64%[12]	2.71%	2.68%	2.62%		2.61%	2.62%	1.93%[12]	2.09%	2.13%	2.13%[12]

Net investment loss	(1.95)%[12]	(1.92)%	(1.59)%	(1.67)%		(1.69)%	(1.67)%	(1.25)%[12]	(1.29)%	(1.04)%	(1.49)%[12]

Supplemental Data
Net assets, end of period (000)	$34,388	$27,053	$22,575	$22,003		$9,755	$6,511	$4,488	$2,961	$1,904	$1,362

Portfolio turnover	32%	97%	158%	89%		92%	132%	32%	97%	158%	89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.47%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.16%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.18%.
[12]	Annualized.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional Shares						Service Shares
	Six Months Ended March 31, 2011	Year Ended September 30,					Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$36.94	$32.20	$31.69	$37.05	$29.07	$25.56	$35.40	$30.93	$30.58	$35.89	$28.28	$24.96

Net investment income (loss)[1]	0.02	0.04	0.09	0.09	0.03	0.04	(0.06)	(0.11)	(0.01)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	7.62	4.77	0.42	(5.45)	7.95	3.46	7.31	4.58	0.35	(5.25)	7.70	3.38

Net increase (decrease) from investment operations	7.64	4.81	0.51	(5.36)	7.98	3.50	7.25	4.47	0.34	(5.31)	7.61	3.31

Dividends and distributions from:
Net investment income	–	(0.07)	(0.01)	–	–	–	–	–	–	–	–	–
Net realized capital gains	(0.69)	–	–	–	–	–	(0.50)	–	–	–	–	–

Total dividends and distributions	(0.69)	(0.07)	(0.01)	–	–	–	(0.50)	–	–	–	–	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$43.89	$36.94	$32.20	$31.69	$37.05	$29.07	$42.15	$35.40	$30.93	$30.58	$35.89	$28.28

Total Investment Return[3]
Based on net asset value	20.87%[4,5]	14.96%[4,6]	1.63%[7]	(14.47)%[4]	27.45%[4]	13.73%[8]	20.63%[4,5]	14.45%[4,6]	1.14%[7]	(14.80)%[4]	26.91%[4]	13.30%[8]

Ratios to Average Net Assets
Total expenses	1.28%[9]	1.30%	1.40%	1.42%	1.42%	1.49%	1.55%[9]	1.60%	1.71%	1.68%	1.69%	1.85%

Total expenses excluding recoupment of past waived fees	1.28%[9]	1.30%	1.40%	1.42%	1.42%	1.49%	1.55%[9]	1.60%	1.70%	1.68%	1.69%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%[9]	1.03%	1.01%	1.00%	1.01%	1.19%	1.45%[9]	1.48%	1.49%	1.43%	1.40%	1.57%

Net investment income (loss)	0.11%[9]	0.13%	0.36%	0.26%	0.09%	0.15%	(0.29)%[9]	(0.34)%	(0.06)%	(0.17)%	(0.28)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$2,513,393	$1,588,509	$890,264	$298,166	$158,094	$20,548	$266,416	$235,926	$191,318	$109,679	$43,763	$1,527

Portfolio turnover	69%	123%	166%	164%	106%	120%	69%	123%	166%	164%	106%	120%

1	Based on average shares outstanding.
2	Less than $0.01 per share.
3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
5	Aggregate total investment return.
6	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
9	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	53

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A Shares						Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$35.02	$30.61	$30.29	$35.57	$28.03	$24.76	$31.96	$28.16	$28.06	$33.20	$26.37	$23.45

Net investment loss[1]	(0.06)	(0.12)	(0.04)	(0.08)	(0.10)	(0.10)	(0.20)	(0.35)	(0.17)	(0.31)	(0.32)	(0.29)
Net realized and unrealized gain (loss)	7.23	4.53	0.35	(5.20)	7.64	3.36	6.60	4.15	0.26	(4.83)	7.15	3.20

Net increase (decrease) from investment operations	7.17	4.41	0.31	(5.28)	7.54	3.26	6.40	3.80	0.09	(5.14)	6.83	2.91

Dividends from net realized capital gains	(0.50)	–	–	–	–	–	(0.39)	–	–	–	–	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$41.69	$35.02	$30.61	$30.29	$35.57	$28.03	$37.97	$31.96	$28.16	$28.06	$33.20	$26.37

Total Investment Return[3]
Based on net asset value	20.61%[4,5]	14.41%[4,6]	1.06%[7]	(14.84)%[4]	26.90%[4]	13.21%[7]	20.14%[4,5]	13.49%[4,6]	0.36%[7]	(15.48)%[4]	25.90%[4]	12.45%[7]

Ratios to Average Net Assets
Total expenses	1.56%[8]	1.64%	1.76%	1.73%	1.77%	1.95%	2.39%[8]	2.44%	2.59%	2.56%	2.56%	2.68%

Total expenses excluding recoupment of past waived fees	1.56%[8]	1.64%	1.75%	1.73%	1.77%	1.95%	2.37%[8]	2.44%	2.59%	2.56%	2.56%	2.68%

Total expenses after fees waived,reimbursed and paid indirectly	1.47%[8]	1.51%	1.56%	1.48%	1.48%	1.66%	2.30%[8]	2.30%	2.27%	2.22%	2.23%	2.40%

Net investment loss	(0.31)%[8]	(0.37)%	(0.15)%	(0.22)%	(0.32)%	(0.35)%	(1.13)%[8]	(1.18)%	(0.77)%	(0.95)%	(1.06)%	(1.13)%

Supplemental Data
Net assets, end of period (000)	$1,367,263	$1,158,626	$855,127	$495,656	$228,668	$96,194	$22,047	$20,255	$21,849	$20,998	$35,928	$36,093

Portfolio turnover	69%	123%	166%	164%	106%	120%	69%	123%	166%	164%	106%	120%

See Notes to Financial Statements.

54	BLACKROCK FUNDS	MARCH 31, 2011

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C Shares
	Six Months Ended March 31, 2011	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$31.95	$28.14	$28.04	$33.18	$26.34	$23.43

Net investment loss[1]	(0.19)	(0.33)	(0.19)	(0.30)	(0.32)	(0.28)
Net realized and unrealized gain (loss)	6.59	4.14	0.28	(4.84)	7.16	3.18

Net increase (decrease) from investment operations	6.40	3.81	0.09	(5.14)	6.84	2.90

Dividends from net realized capital gains	(0.39)	–	–	–	–	–

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$37.96	$31.95	$28.14	$28.04	$33.18	$26.34

Total Investment Return[3]
Based on net asset value	20.14%[4,5]	13.54%[4,6]	0.36%[7]	(15.49)%[4]	25.97%[4]	12.42%[7]

Ratios to Average Net Assets
Total expenses	2.33%[8]	2.39%	2.52%	2.46%	2.51%	2.60%

Total expenses excluding recoupment of past waived fees	2.31%[8]	2.38%	2.52%	2.46%	2.51%	2.60%

Total expenses after fees waived, reimbursed and paid indirectly	2.23%[8]	2.27%	2.28%	2.21%	2.20%	2.37%

Net investment loss	(1.08)%[8]	(1.12)%	(0.85)%	(0.95)%	(1.04)%	(1.07)%

Supplemental Data
Net assets, end of period (000)	$423,117	$334,958	$238,819	$145,626	$88,826	$39,427

Portfolio turnover	69%	123%	166%	164%	106%	120%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2011	55

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of March 31, 2011, the Trust had 25 series, of which BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds, except Health Sciences Opportunities, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations:

On March 14, 2011, the Board of Trustees of the Trust (the “Board”) approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Global Opportunities will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Global Growth Fund in exchange for newly issued shares of Global Opportunities.

On March 14, 2011, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Health Sciences Opportunities will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Healthcare Fund in exchange for newly issued shares of Health Sciences Opportunities.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. Each Fund may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

56	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: International Opportunities transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividends on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value

BLACKROCK FUNDS	MARCH 31, 2011	57

Notes to Financial Statements (continued)

of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds, except for U.S. Opportunities, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds, except for Science & Technology Opportunities, purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium

58	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid).

When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts.	Unrealized appreciation on foreign currency exchange contracts	$121,101	$160,429	$3,301,557	$9,389

Liability Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts.	Unrealized depreciation on foreign currency exchange contracts	$77,260	$7,535,282	$2,756,302	$123,267
Equity contracts	Options written at value	–	300,310	–	–

Total		$77,260	$7,835,592	$2,756,302	$123,267

The Effect of Derivative Instruments in the Statements of Operations Six Months Ended March 31, 2011
Net Realized Gain (Loss) from
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts: Foreign currency exchange contracts	$672,872	$(2,342,988)	$24,591,337	$(340,785)	–
Equity contracts: Options	81,994	904,129	–	–	$(59,287)

Total	$754,866	$(1,438,859)	$24,591,337	$(340,785)	$(59,287)

Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts: Foreign currency exchange contracts	$(271,034)	$(2,523,215)	$(10,810,682)	$182,856
Equity contracts: Options	(578)	241,182	–	–

Total	$(271,612)	$(2,282,033)	$(10,810,682)	$182,856

For the six months ended March 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts: Average number of contracts - US dollars purchased	21	19	30	7	–
Average number of contracts - US dollars sold	25	6	26	4	–
Average US dollar amounts purchased	$53,050,793	$113,750,705	$775,012,388	$5,981,124	–
Average US dollar amounts sold	$58,238,908	$24,492,900	$363,601,790	$1,535,882	–
Options:
Average number of option contracts written	2	2	–	–	1
Average notional value of option contracts written .	$14,551	$270,167	–	–	$250,191

BLACKROCK FUNDS	MARCH 31, 2011	59

Notes to Financial Statements (continued)

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager contractually or voluntarily agreed to waive and/ or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2011, the amounts included in fees waived by advisor were as follows:

Global Opportunities	$6,919
U.S. Opportunities	$1,903,530

The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
	Contractual[1]	Contractual[1]	Contractual[1]	Contractual[1]	Contractual[1]
Institutional	1.39%	1.25%	1.49%	1.39%	1.03%
Service	1.70%[2]	1.55%	1.80%	1.78%	1.65%
Investor A	1.70%	1.55%	1.98%	1.80%	1.65%
Investor B	2.47%	2.25%	2.75%	2.73%	2.32%
Investor C	2.47%	2.25%	2.75%	2.73%	2.32%
Class R	3.70%[2]	1.81%[2]	2.18%[2]	2.57%	2.39%[2]

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees.
[2]	There were no shares outstanding as of March 31, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2011, the amounts waived were as follows:

Global Opportunities	$379
Health Sciences Opportunities	$15,525
International Opportunities	$30,169
Science & Technology Opportunities	$2,911
U.S. Opportunities	$61,290

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities and BlackRock International, Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an

60	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,127	–	$5,866	$1,098	$3,415	–	$12,506
Health Sciences Opportunities	–	$764	–	–	–	–	$764
International Opportunities	–	$121	–	–	–	–	$121
Science & Technology Opportunities	$288	$63	$41,882	$3,120	$11,774	$64	$57,191
U.S. Opportunities	–	$683	–	$2,015	$32,028	–	$34,726

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012	2013
Global Opportunities	$88,866	$27,177	$8,566
Science & Technology Opportunities	$486,771	$49,327	$3,638
U.S. Opportunities	$3,488,083	$5,213,829	$3,524,040

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$3,760
Health Sciences Opportunities	$44,836
International Opportunities	$54,710
Science & Technology Opportunities	$12,299
U.S. Opportunities	$67,290

For the six months ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Global Opportunities	–	$7,912	$2,110
Health Sciences Opportunities	$691	$40,343	$22,797
International Opportunities	$4,724	$21,654	$13,559
Science & Technology Opportunities	–	$3,466	$3,008
U.S. Opportunities	$1,725	$26,332	$25,492

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations:

Health Sciences Opportunities	$99
International Opportunities	$301,959
Science & Technology Opportunities	$1,575
U.S. Opportunities	$284,528

BLACKROCK FUNDS	MARCH 31, 2011	61

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Call Center	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$166	–	$1,136	$187	$522	–	$2,011
Health Sciences Opportunities	$1,877	$450	$20,444	$1,560	$6,725	–	$31,056
International Opportunities	$4,256	$764	$18,211	$1,074	$6,215	–	$30,520
Science & Technology Opportunities	$1,566	$39	$3,222	$91	$1,197	$27	$6,142
U.S. Opportunities	$46,121	$1,715	$34,486	$803	$9,154	–	$92,279

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration and administration—class specific in the Statements of Operations:

Global Opportunities	$22,710
Health Sciences Opportunities	$385,165
International Opportunities	$633,282
Science & Technology Opportunities	$59,276
U.S. Opportunities	$898,061

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2011, BIM received $84,182 in securities lending agent fees related to securities lending activities for the Funds.

For the six months ended March 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,819	–	$5,102	$461	$2,589	–	$10,971
Health Sciences Opportunities	$29,266	$1,537	$76,608	$5,965	$36,559	–	$149,935
International Opportunities	$101,429	$9,032	$89,307	$3,172	$29,942	–	$232,882
Science & Technology Opportunities	$4,964	$121	$15,089	$584	$3,872	$472	$25,102
U.S. Opportunities	$127,987	$31,928	$107,846	$2,695	$48,382	–	$318,838

Affiliates earned $10,179, $149,935, $232,882, $22,771 and $190,851 from Global Opportunities, Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities, respectively, in administration fees which are included in administration —class specific in the Statements of Operations.

62	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

Administration Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Opportunities	$372	$272	$147	$791
Science & Technology Opportunities	$2,331	–	–	$2,331
U.S. Opportunities	$127,987	–	–	$127,987

Service and Distribution Fees	Share Classes
	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	–	$50,924	$18,412	$103,693	–	$173,029
Health Sciences Opportunities	$15,329	$860,696	$238,453	$1,463,310	–	$2,577,788
International Opportunities	$90,114	$1,073,020	$126,812	$1,198,992	–	$2,488,938
Science & Technology Opportunities	$1,216	$150,901	$23,167	$155,036	$9,462	$339,782
U.S. Opportunities	$319,408	$1,650,127	$107,911	$1,938,222	–	$4,015,668

Transfer Agent Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$13,403	–	$27,957	$2,062	$17,009	–	$60,431
Health Sciences Opportunities	$140,868	$11,567	$629,875	$46,878	$223,324	–	$1,052,512
International Opportunities	$951,279	$102,038	$717,503	$27,810	$230,266	–	$2,028,896
Science & Technology
Opportunities	$59,306	$613	$193,794	$8,593	$70,950	$6,094	$339,350
U.S. Opportunities	$1,494,879	$184,940	$1,130,064	$23,593	$312,840	–	$3,146,316

Affiliates earned $2,011, $31,155, $332,479, $7,717 and $376,807 from Global Opportunities, Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities, respectively, in transfer agent fees which are included in transfer agent – class specific in the Statements of Operations.

Transfer Agent Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Opportunities	$14	$9	$30	$53
Science & Technology Opportunities	$418	–	–	$418
U.S. Opportunities	$46,121	–	–	$46,121

Transfer Agent Fees Reimbursed	Share Classes
		Institutional	Investor C	Total
Global Opportunities		$606	$197	$803
Science & Technology Opportunities		$889	–	$889
U.S. Opportunities		$1,446,402	–	$1,446,402

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Global Opportunities	$71,368,442	$75,070,290
Health Sciences Opportunities	$895,287,994	$983,499,979
International Opportunities	$1,703,150,283	$1,523,474,386
Science & Technology Opportunities.	$72,062,062	$61,104,288
U.S. Opportunities	$3,240,829,066	$2,719,158,889

Transactions in options written for the six months ended March 31, 2011, were as follows:

	Global Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options,beginning of period	1,088	$40,939	1,056	$30,178
Options written	271	11,888	601	17,212
Options expired	(589)	(30,077)	(1,657)	(47,390)
Options closed	(32)	(4,791)	–	–
Options exercised	(738)	(17,959)	–	–
Outstanding options,at end of period	–	–	–	–

BLACKROCK FUNDS	MARCH 31, 2011	63

Notes to Financial Statements (continued)

		Health Sciences Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	1,320	$117,460	844	$96,738
Options written	15,046	1,344,348	21,468	1,953,753
Options expired	(9,255)	(752,532)	(10,710)	(879,713)
Options closed	(4,947)	(487,654)	(7,552)	(684,171)
Options exercised	(2,164)	(221,622)	(510)	(39,447)

Outstanding options, at end of period	–	–	3,540	$447,160

	U.S. Opportunities
	Calls
	Contracts	Premiums Received
Outstanding options,	–	–
at beginning of period
Options written	6,826	$500,381
Options closed	(6,826)	(500,381)

Outstanding options, at end of period	–	–

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds’ rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended March 31, 2011.

6. Capital Loss Carryforwards:

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
2015	–	–	$53,421,695
2017	$15,145,783	$140,138,718	4,448,928
2018	9,033,731	63,081,604	–

Total	$24,179,514	$203,220,322	$57,870,623

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2011, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2011, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

64	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

As of March 31, 2011, Global Opportunities invested from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of March 31, 2011, the Fund listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Commercial Banks	9%	14%
Oil, Gas & Consumable Fuels	–	9
Metals & Mining	–	8
Pharmaceuticals	8	–
Chemicals	–	6
Insurance	5	–
Other*	78	63

*	All other industries held were each less than 5% of long-term investments.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Global Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	280,392	$3,194,823	849,097	$8,601,285
Shares issued in reinvestment of dividends	11,360	128,593	22,035	228,067

Total issued	291,752	3,323,416	871,132	8,829,352
Shares redeemed	(504,903)	(5,788,424)	(483,343)	(4,897,729)

Net increase (decrease)	(213,151)	$(2,465,008)	387,789	$3,931,623

Investor A
Shares sold and automatic conversion of shares	376,270	$4,265,909	1,648,585	$16,879,211
Shares issued in reinvestment of dividends	10,826	122,113	37,120	382,705

Total issued	387,096	4,388,022	1,685,705	17,261,916
Shares redeemed	(659,725)	(7,454,930)	(2,403,699)	(24,190,958)

Net decrease	(272,629)	$(3,066,908)	(717,994)	$(6,929,042)

Investor B
Shares sold	6,217	$71,327	15,124	$157,407
Shares issued in reinvestment of dividends	–	–	1,020	10,452

Total issued	6,217	71,327	16,144	167,859
Shares redeemed and automatic conversion of shares	(40,797)	(454,515)	(103,607)	(1,030,634)

Net decrease	(34,580)	$(383,188)	(87,463)	$(862,775)

Investor C
Shares sold	208,801	$2,327,607	692,488	$7,002,447
Shares issued in reinvestment of dividends	–	–	7,906	80,730

Total issued	208,801	2,327,607	700,394	7,083,177
Shares redeemed	(222,286)	(2,447,456)	(445,630)	(4,433,703)

Net increase (decrease)	(13,485)	$(119,849)	254,764	$2,649,474

BLACKROCK FUNDS	MARCH 31, 2011	65

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Health Sciences Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	2,032,660	$60,498,413	4,377,553	$124,599,874
Shares issued in reinvestment of dividends and distributions	342,151	9,686,180	–	–

Total issued	2,374,811	70,184,593	4,377,553	124,599,874
Shares redeemed	(2,406,460)	(71,431,009)	(2,859,254)	(80,233,516)

Net increase (decrease)	(31,649)	$(1,246,416)	1,518,299	$44,366,358

Service
Shares sold	116,555	$3,372,407	287,727	$8,018,559
Shares issued in reinvestment of distributions	17,268	477,975	–	–

Total issued	133,823	3,850,382	287,727	8,018,559
Shares redeemed	(126,361)	(3,667,549)	(188,100)	(5,144,151)

Net increase	7,462	$182,833	99,627	$2,874,408

Investor A
Shares sold and automatic conversion of shares	3,975,978	$115,300,388	12,991,333	$364,149,875
Shares issued in reinvestment of distributions	1,055,037	29,150,534	–	–

Total issued	5,031,015	144,450,922	12,991,333	364,149,875
Shares redeemed	(5,472,579)	(158,138,950)	(7,371,750)	(201,512,857)

Net increase (decrease)	(441,564)	$(13,688,028)	5,619,583	$162,637,018

Investor B
Shares sold	10,433	$284,731	38,251	$999,807
Shares issued in reinvestment of distributions	62,469	1,628,570	–	–

Total issued	72,902	1,913,301	38,251	999,807
Shares redeemed and automatic conversion of shares	(199,428)	(5,424,158)	(609,597)	(15,800,121)

Net decrease	(126,526)	$(3,510,857)	(571,346)	$(14,800,314)

Investor C
Shares sold	800,385	$21,816,062	2,752,597	$72,487,811
Shares issued in reinvestment of distributions	398,100	10,342,259	–	–

Total issued	1,198,485	32,158,321	2,752,597	72,487,811
Shares redeemed	(1,255,540)	(34,097,782)	(2,470,720)	(63,412,662)

Net increase (decrease)	(57,055)	$(1,939,461)	281,877	$9,075,149

66	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
International Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	13,013,209	$446,304,218	15,833,954	$489,809,653
Shares issued in reinvestment of dividends	214,265	7,418,383	222,983	7,057,462

Total issued	13,227,474	453,722,601	16,056,937	496,867,115
Shares redeemed	(6,541,118)	(227,069,110)	(13,048,914)	(400,339,094)[1]

Net increase	6,686,356	$226,653,491	3,008,023	$96,528,021

[1]	Includes 2,245,160 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $58,038,593.

Service
Shares sold	183,127	$6,195,282	887,699	$26,687,267
Shares issued in reinvestment of dividends	13,386	448,013	33,306	1,018,839

Total issued	196,513	6,643,295	921,005	27,706,106
Shares redeemed	(395,236)	(13,383,711)	(1,438,351)	(42,459,559)

Net decrease	(198,723)	$(6,740,416)	(517,346)	$(14,753,453)

Investor A
Shares sold and automatic conversion of shares	4,827,833	$161,675,424	15,454,256	$461,122,872
Shares issued in reinvestment of dividends	211,385	7,007,290	270,254	8,194,214

Total issued	5,039,218	168,682,714	15,724,510	469,317,086
Shares redeemed	(4,518,011)	(151,884,706)	(10,515,654)	(306,576,481)

Net increase	521,207	$16,798,008	5,208,856	$162,740,605

Investor B
Shares sold	7,718	$239,499	33,218	$946,432
Shares issued in reinvestment of dividends	200	6,178	3,502	99,198

Total issued	7,918	245,677	36,720	1,045,630
Shares redeemed and automatic conversion of shares	(118,492)	(3,689,524)	(363,999)	(9,977,108)

Net decrease	(110,574)	$(3,443,847)	(327,279)	$(8,931,478)

Investor C
Shares sold	869,652	$26,843,031	2,972,527	$82,523,006
Shares issued in reinvestment of dividends	15,662	481,446	45,054	1,268,739

Total issued	885,314	27,324,477	3,017,581	83,791,745
Shares redeemed	(1,052,301)	(32,593,277)	(1,988,711)	(53,894,439)

Net increase (decrease)	(166,987)	$(5,268,800)	1,028,870	$29,897,306

BLACKROCK FUNDS	MARCH 31, 2011	67

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Science & Technology Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	793,328	$8,074,174	1,146,648	$9,534,467
Shares redeemed	(378,834)	(3,862,764)	(939,993)	(7,764,198)

Net increase	414,494	$4,211,410	206,655	$1,770,269

Service
Shares sold	62,487	$591,007	67,818	$549,661
Shares redeemed	(37,170)	(360,347)	(17,745)	(141,844)

Net increase	25,317	$230,660	50,073	$407,817

Investor A
Shares sold and automatic conversion of shares	2,725,171	$26,843,876	4,723,708	$37,850,533
Shares redeemed	(1,517,551)	(14,629,906)	(3,677,648)	(29,387,344)

Net increase	1,207,620	$12,213,970	1,046,060	$8,463,189

Investor B
Shares sold	61,987	$543,445	73,106	$535,484
Shares redeemed and automatic conversion of shares	(122,708)	(1,090,069)	(461,875)	(3,425,102)

Net decrease	(60,721)	$(546,624)	(388,769)	$(2,889,618)

Investor C
Shares sold	733,411	$6,662,481	1,261,942	$9,411,537
Shares redeemed	(456,288)	(4,079,599)	(1,102,694)	(8,187,794)

Net increase	277,123	$2,582,882	159,248	$1,223,743

Class R
Shares sold	129,746	$1,293,261	208,277	$1,739,047
Shares redeemed	(34,734)	(349,464)	(121,279)	(994,895)

Net increase	95,012	$943,797	86,998	$744,152

68	BLACKROCK FUNDS	MARCH 31, 2011

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
U.S. Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	20,316,704	$825,960,943	25,246,071	$850,022,169
Shares issued in reinvestment of dividends and distributions	562,799	22,489,473	42,391	1,381,935

Total issued	20,879,503	848,450,416	25,288,462	851,404,104
Shares redeemed	(6,617,152)	(275,681,157)	(9,932,437)	(339,463,498)

Net increase	14,262,351	$572,769,259	15,356,025	$511,940,606

Service
Shares sold	602,698	$23,651,709	2,012,161	$65,601,965
Shares issued in reinvestment of distributions	84,568	3,249,935	–	–

Total issued	687,266	26,901,644	2,012,161	65,601,965
Shares redeemed	(1,030,734)	(40,363,467)	(1,532,500)	(50,225,212)

Net increase (decrease)	(343,468)	$(13,461,823)	479,661	$15,376,753

Investor A
Shares sold and automatic conversion of shares	7,046,772	$273,648,816	15,243,015	$493,415,271
Shares issued in reinvestment of distributions	413,340	15,711,081	–	–

Total issued	7,460,112	289,359,897	15,243,015	493,415,271
Shares redeemed	(7,748,468)	(303,082,311)	(10,093,424)	(327,043,736)

Net increase (decrease)	(288,356)	$(13,722,414)	5,149,591	$166,371,535

Investor B
Shares sold	13,565	$482,940	43,870	$1,306,636
Shares issued in reinvestment of distributions	6,293	218,440	–	–

Total issued	19,858	701,380	43,870	1,306,636
Shares redeemed and automatic conversion of shares	(72,847)	(2,586,171)	(185,991)	(5,541,650)

Net decrease	(52,989)	$(1,884,791)	(142,121)	$(4,235,014)

Investor C
Shares sold	1,758,014	$62,468,746	3,954,267	$117,580,359
Shares issued in reinvestment of distributions	114,346	3,967,782	–	–

Total issued	1,872,360	66,436,528	3,954,267	117,580,359
Shares redeemed	(1,210,457)	(43,180,686)	(1,957,272)	(58,126,374)

Net increase	661,903	$23,255,842	1,996,995	$59,453,985

Until April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees were collected and retained by the Funds for the benefit of their remaining shareholders. The redemption fees were recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	MARCH 31, 2011	69

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

John Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator	Sub-Advisor – Global Opportunities Portfolio	Sub-Advisor – International Opportunities Portfolio	Accounting Agent, Co-Administrator and Transfer Agent
BlackRock Advisors, LLC Wilmington, DE 19809	BlackRock Financial Management, Inc. New York, NY 10055	BlackRock International, Limited Edinburgh, Scotland EH3 8JB	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Custodians	Distributor	Legal Counsel	Independent Registered Public Accounting Firm
The Bank of New York Mellon[1] New York, NY 10286 PFPC Trust Company[2] Wilmington, DE 19809	BlackRock Investments, LLC New York, NY 10022	Sidley Austin LLP New York, NY 10019	Deloitte & Touche LLP Philadelphia, PA 19103

Address of the Trust
100 Bellevue Parkway Wilmington, DE 19809

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Trust.

[1]	For U.S. Opportunities.
[2]	For Global Opportunities, Health Sciences Opportunities, International Opportunities and Science & Technology Opportunities.

70	BLACKROCK FUNDS	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request, and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2011	71

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

72	BLACKROCK FUNDS	MARCH 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Municipal Insured Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund		BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
			2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2011	73

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-3/11-SAR

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Asset Allocation Portfolio | of BlackRock FundsSM

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	17.31%	15.65%
US small cap equities (Russell 2000 Index)	25.48	25.79
International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011

Investment Objective

BlackRock Asset Allocation Portfolio’s (the “Fund”), a series of BlackRock FundsSM (the “Trust”), investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period, the Fund outperformed its reference benchmark (60% S&P 500 Index/40% Barclays Capital US Aggregate Bond Index) and the Barclays Capital US Aggregate Bond Index, but underperformed the broad-market S&P 500 Index.

The following discussion of relative performance pertains to its reference benchmark.

What factors influenced performance?

•

The Fund’s overweight position in equities had a positive impact on performance as equities rallied sharply during the six-month period. Within the Fund’s equity portfolio, an emphasis on high-quality, dividend-paying stocks and overweight exposure to the energy sector had a positive impact. The Fund also benefited from its increased exposure to Japanese equities, which rebounded nicely following the post-earthquake sell-off.

•	The principal detractor from performance was poor positioning within the Fund’s large cap growth and international small- and mid-cap equity exposures.

Describe recent portfolio activity.

•

During the six-month period, we increased exposure to higher-dividend-paying equities. We added to holdings of Japanese stocks during a period of unique buying opportunities and attractive valuations following the country’s natural disasters. Near the end of the period, we decreased the Fund’s exposure to core fixed income based on our bearish outlook on rates in the current environment.

Describe Fund positioning at period end.

•

The Fund ended the period with an overweight relative to its reference benchmark in equities and an underweight in fixed income. In order to benefit from investors’ desire for yield, the Fund held greater exposure to high yield bonds versus core fixed income and its equity holdings were concentrated in stocks paying higher dividends.

•

The Fund’s period-end holdings in the energy sector reflect an emphasis on names with higher sensitivity to energy commodity prices (e.g., oil & gas exploration & production companies) and a bias toward mid- and small-cap energy stocks, which are typically better positioned to take advantage of potential merger and acquisition activity. The Fund’s energy sector holdings were diversified with exposures to crude oil, natural gas and coal.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Fannie Mae	18%
U.S. Treasury Notes	3
Freddie Mac	2
U.S. Treasury Bonds	2
Apple, Inc	1
Morgan Stanley	1
JPMorgan Chase & Co.	1
Credit Suisse Group	1
Schlumberger Ltd.	1
Massey Energy Co.	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	54%
U.S. Government Sponsored Agency Securities	22
Corporate Bonds	8
Non-Agency Mortgage-Backed Securities	6
U.S. Treasury Obligations	6
Asset-Backed Securities	2
Foreign Agency Obligations	1
Foreign Government Obligations	1
Taxable Municipal Bonds	1

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.
[3]	This customized weighted index is comprised of the returns of the S&P 500 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).
[4]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies, Inc.

[5]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.79%	13.96%	N/A	5.04%	N/A	6.22%	N/A
Service	11.68	13.76	N/A	4.79	N/A	5.96	N/A
Investor A	11.67	13.66	7.72%	4.69	3.57%	5.86	5.29%
Investor B	11.20	12.75	8.25	3.85	3.50	5.22	5.22
Investor C	11.24	12.80	11.80	3.94	3.94	5.10	5.10
60% S&P 500 Index/40% Barclays Capital US Aggregate Bond Index	9.78	11.79	N/A	4.37	N/A	4.55	N/A
S&P 500 Index	17.31	15.65	N/A	2.62	N/A	3.29	N/A
Barclays Capital US Aggregate Bond Index	(0.88)	5.12	N/A	6.03	N/A	5.56	N/A

[6]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[7]	Ending Account Value March 31, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,117.90	$4.81	$4.70	$1,000.00	$1,020.39	$4.58	$1,020.49	$4.48
Service.	$1,000.00	$1,116.80	$6.28	$6.17	$1,000.00	$1,019.00	$5.99	$1,019.10	$5.89
Investor A.	$1,000.00	$1,116.70	$6.28	$6.17	$1,000.00	$1,019.00	$5.99	$1,019.10	$5.89
Investor B	$1,000.00	$1,112.00	$10.64	$10.53	$1,000.00	$1,014.86	$10.15	$1,014.96	$10.05
Investor C	$1,000.00	$1,112.40	$10.16	$10.06	$1,000.00	$1,015.31	$9.70	$1,015.41	$9.60

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.91% for Institutional, 1.19% for Service, 1.19% for Investor A, 2.02% for Investor B and 1.93% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.17% for Service, 1.17% for Investor A, 2.00% for Investor B and 1.91% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Shares’ fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only avail able through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	7

Schedule of Investments March 31, 2011 (Unaudited)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%,
8/15/35 (a)	USD	647	$679,116
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)		479	465,028
Series 2010-3A, Class A, 3.82%,
12/15/48 (a)		491	474,672
Amortizing Residential Collateral Trust,
Series 2002-BC5, Class M2, 2.05%,
7/25/32 (b)		11	4,014
Capital One Multi-Asset Execution Trust,
Series 2006-A5, Class A5, 0.32%,
1/15/16 (b)		190	189,289
Centex Home Equity Loan Trust:
Series 2002-A, Class MF2, 6.54%,
1/25/32 (b)		185	32,880
Series 2003-B, Class M3, 3.35%,
6/25/33 (b)		118	46,467
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.36%,
5/16/16 (a)(b)		1,420	1,441,443
Series 2009-A12, Class A12, 3.35%,
8/15/16 (a)		335	343,812
Series 2009-A13, Class A13, 5.35%,
8/15/18 (a)		385	418,894
Series 2009-A14A, Class A14, 3.01%,
8/15/14 (a)(b)		400	423,600
Conseco Financial Corp.:
Series 1996-6, Class A6, 7.95%,
9/15/27		154	156,724
Series 1996-7, Class A6, 7.65%,
10/15/27 (b)		59	61,825
Countrywide Asset-Backed Certificates:
Series 2003-2, Class M2, 2.72%,
3/26/33 (b)		123	16,713
Series 2003-3, Class M6, 4.61%,
7/25/32 (b)		3	463
Series 2003-BCI, Class M2, 3.25%,
9/25/32 (b)		35	11,476
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class M1, 5.77%,
5/25/35 (c)		121	74,696
Ford Credit Floorplan Master Owner Trust,
Series 2006-4, Class B, 0.81%, 6/15/11 (b)		190	189,605
Globaldrive BV, Series 2008-2, Class A, 4.00%,
10/20/16	EUR	248	353,831
GSAA Trust, Series 2005-11, Class 2A1, 0.53%,
10/25/35 (b)	USD	720	556,148
Home Equity Asset Trust, Series 2007-2,
Class 2A1, 0.36%, 7/25/37 (b)		116	113,448
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.61%, 11/25/35 (b)		404	167,768
Long Beach Mortgage Loan Trust:
Series 2003-4, Class M5A, 6.25%,
8/25/33 (b)		31	15,432
Series 2004-1, Class M5, 1.90%,
2/25/34 (b)		81	52,825
Option One Mortgage Loan Trust:
Series 2002-6, Class M1, 1.37%,
11/25/32 (b)		16	11,625
Series 2003-4, Class A2, 0.89%,
7/25/33 (b)		59	51,077
Series 2003-4, Class M5A, 5.87%,
7/25/33 (b)		24	5,657
Series 2003-5, Class M4, 4.60%,
8/25/33 (b)		23	4,834
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2, Class M3, 5.50%,
4/25/33 (c)		55	15,690
Series 2007-RS2, Class A1, 0.37%,
5/25/37 (b)		180	175,507
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB, 0.75%,
7/25/32 (b)		29	16,113
Santander Consumer Acquired Receivables
Trust:
Series 2011-S1A, Class B, 1.66%,
8/15/16 (a)		330	329,969
Series 2011-S1A, Class C, 2.01%,
8/15/16 (a)		300	299,989
Series 2011-WO, Class C, 3.19%,
10/15/15 (a)		320	323,200
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14		460	460,994
Series 2010-2, Class C, 3.89%, 7/17/17		540	554,678
Series 2010-B, Class B, 2.10%,
9/15/14 (a)		385	385,418
Series 2010-B, Class C, 3.02%,
10/17/16 (a)		405	404,820
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)		310	309,857
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)		338	337,719
Scholar Funding Trust, Series 2011-A, Class A,
1.21%, 10/28/43 (a)(b)		280	272,608
SLM Student Loan Trust:
Series 2003-A, Class A2, 0.75%,
9/15/20 (b)		154	148,506
Series 2004-B, Class A2, 0.51%,
6/15/21 (b)		305	292,396
Series 2008-5, Class A3, 1.60%,
1/25/18 (b)		540	554,912
Series 2008-5, Class A4, 2.00%,
7/25/23 (b)		1,530	1,599,631
Series 2009-B, Class A1, 6.26%,
7/15/42 (a)(b)		551	532,282
Series 2010-C, Class A1, 1.91%,
12/15/17 (a)(b)		443	445,986
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 1.99%, 1/21/11 (a)(b)(d)		–	268

Total Asset-Backed Securities – 2.3%			13,823,905

Collateralized Debt Obligations – 0.0%
Knollwood Ltd., Series 2004-1A, Class C,
3.50%, 1/10/39 (a)(b)		120	–

Common Stocks	Shares
Aerospace & Defense – 1.3%
BE Aerospace, Inc. (e)		14,290	507,724
The Boeing Co.		41,400	3,060,702
General Dynamics Corp.		19,700	1,508,232
Hexcel Corp. (e)		4,800	94,512
Meggitt Plc		128,100	705,428
Orbital Sciences Corp. (e)		18,330	346,804
Precision Castparts Corp.		2,000	294,360
Raytheon Co.		10,100	513,787

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense (concluded)
Spirit AeroSystems Holdings, Inc., Class A (e)	9,300	$238,731
TransDigm Group, Inc. (e)	7,810	654,712

		7,924,992

Air Freight & Logistics – 0.3%
United Parcel Service, Inc., Class B	21,700	1,612,744

Airlines – 0.5%
Air Canada, Class A (e)	80,300	202,096
Alaska Air Group, Inc. (e)	1,320	83,714
Delta Air Lines, Inc. (e)	126,300	1,237,740
International Consolidated Airlines Group (e)	127,200	463,206
Southwest Airlines Co.	36,700	463,521
United Continental Holdings, Inc. (e)	27,700	636,823

		3,087,100

Auto Components – 0.8%
Aisin Seiki Co. Ltd.	10,300	358,040
BorgWarner, Inc. (e)	6,400	510,016
Cooper Tire & Rubber Co.	2,900	74,675
Dana Holding Corp. (e)	28,020	487,268
GKN Plc	71,700	230,491
The Goodyear Tire & Rubber Co. (e)	36,500	546,770
Hyundai Mobis	1,100	327,964
Johnson Controls, Inc.	20,600	856,342
Lear Corp.	15,200	742,824
Magna International, Inc., Class A	3,700	177,267
Tenneco, Inc. (e)	3,300	140,085
Valeo SA (e)	5,300	308,565

		4,760,307

Automobiles – 0.9%
Daimler AG	19,808	1,395,715
Dongfeng Motor Group Co. Ltd., H Shares	145,800	248,026
Ford Motor Co. (e)	40,600	605,346
General Motors Co. (e)	37,400	1,160,522
Nissan Motor Co. Ltd.	142,400	1,264,943
Porsche Automobil Holding SE, Preference
Shares	3,400	221,390
Tesla Motors, Inc. (e)	9,500	263,150
Yamaha Motor Co. Ltd. (e)	18,000	313,414

		5,472,506

Beverages – 1.2%
Britvic Plc	59,300	375,678
The Coca-Cola Co.	32,898	2,182,782
Coca-Cola Enterprises, Inc.	13,400	365,820
Constellation Brands, Inc., Class A (e)	34,700	703,716
Dr Pepper Snapple Group, Inc.	17,900	665,164
Heckmann Corp. (e)	43,500	284,925
Heineken NV	48,456	2,646,003
Molson Coors Brewing Co., Class B	8,700	407,943

		7,632,031

Biotechnology – 1.1%
3SBio, Inc.–ADR (e)	8,200	141,778
Alexion Pharmaceuticals, Inc. (e)	9,800	967,064
Amgen, Inc. (e)	20,900	1,117,105
Biogen Idec, Inc. (e)	11,700	858,663
BioMarin Pharmaceutical, Inc. (e)	6,800	170,884
BioSpecifics Technologies Corp. (e)	4,700	119,850
Cephalon, Inc. (e)	3,700	280,386
Cubist Pharmaceuticals, Inc. (e)	20,230	510,605
Dendreon Corp. (e)	40,070	1,499,820
Dynavax Technologies Corp. (e)	32,660	90,142
Gentium SpA - ADR (e)	8,240	78,692
Targacept, Inc. (e)	3,700	98,383
Vertex Pharmaceuticals, Inc. (e)	14,100	675,813

		6,609,185

Building Products – 0.0%
Owens Corning (e)	6,100	219,539

Capital Markets – 2.0%
Aberdeen Asset Management Plc	88,700	299,710
Ameriprise Financial, Inc.	12,500	763,500
Ares Capital Corp.	30,939	522,869
Credit Suisse Group AG	25,011	1,060,972
Daishin Securities Co. Ltd.	11,300	151,741
Eaton Vance Corp.	3,428	110,519
Federated Investors, Inc., Class B	21,324	570,417
The Goldman Sachs Group, Inc.	9,625	1,525,274
Hargreaves Lansdown Plc	31,100	303,729
Jefferies Group, Inc.	31,400	783,116
Julius Baer Group Ltd.	32,313	1,398,942
Lazard Ltd., Class A	5,800	241,164
Man Group Plc	259,164	1,021,219
Matsui Securities Co. Ltd.	23,800	129,468
Raymond James Financial, Inc.	17,600	673,024
Schroders Plc	17,300	481,962
Treasure Island Royalty Trust (e)	222,229	373,345
UBS AG (e)	68,156	1,226,132
Waddell & Reed Financial, Inc., Class A	16,609	674,491

		12,311,594

Chemicals – 1.6%
Agrium, Inc.	3,150	290,619
Ashland, Inc.	11,000	635,360
Cabot Corp.	11,600	536,964
Celanese Corp., Series A	9,500	421,515
Cytec Industries, Inc.	5,100	277,287
E.I. du Pont de Nemours & Co.	13,261	728,957
Ferro Corp. (e)	8,800	145,992
Georgia Gulf Corp. (e)	4,150	153,550
Huntsman Corp.	40,000	695,200
Intrepid Potash, Inc. (e)	1,390	48,400
K+S AG	5,500	414,731
Kolon Industries, Inc.	3,800	254,095
Koppers Holdings, Inc.	1,300	55,510
Lanxess AG	4,600	344,760
Monsanto Co.	24,325	1,757,725
Nitto Denko Corp.	14,200	752,429
Rhodia SA	11,700	342,661
Solutia, Inc. (e)	11,160	283,464
Symrise AG	10,900	318,585
Yara International ASA	11,400	577,476
Zeon Corp.	99,000	913,946

		9,949,226

Commercial Banks – 1.3%
Banco Bilbao Vizcaya Argentaria SA	75,562	916,763
Bangkok Bank Public Co. Ltd.	40,600	203,930
The Bank of Yokohama Ltd.	66,000	313,724

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Banks (concluded)
CapitalSource, Inc.	91,000	$640,640
The Chiba Bank Ltd.	49,100	275,207
Comerica, Inc.	9,500	348,840
East West Bancorp, Inc.	9,900	217,404
KeyCorp	31,900	283,272
Lloyds Banking Group Plc (e)	1,196,443	1,111,746
M&T Bank Corp.	3,400	300,798
Mega Financial Holding Co. Ltd.	271,400	213,557
National Bank of Canada	6,600	536,373
Raiffeisen International Bank Holding AG	3,200	177,798
Skandinaviska Enskilda Banken AB	115,771	1,031,869
SunTrust Banks, Inc.	8,300	239,372
SVB Financial Group (e)	3,720	211,780
TCF Financial Corp.	8,200	130,052
Wells Fargo & Co.	7,500	237,750
Zions Bancorporation	12,150	280,179

		7,671,054

Commercial Services & Supplies – 0.7%
ACCO Brands Corp. (e)	8,500	81,090
Alexco Resource Corp. (e)	17,322	152,298
Avery Dennison Corp.	23,100	969,276
Clean Harbors, Inc. (e)	1,120	110,499
Copart, Inc. (e)	2,600	112,658
Corrections Corp. of America (e)	20,000	488,000
Homeserve Plc	70,900	505,753
IESI-BFC Ltd.	16,160	409,979
Pitney Bowes, Inc.	22,468	577,203
Republic Services, Inc.	9,700	291,388
RPS Group Plc	95,000	325,831
Waste Connections, Inc.	1,500	43,185

		4,067,160

Communications Equipment – 1.6%
Acme Packet, Inc. (e)	3,900	276,744
Alcatel-Lucent – ADR (e)	271,100	1,575,091
Aruba Networks, Inc. (e)	9,600	324,864
Ceragon Networks Ltd. (e)	25,300	305,624
Ciena Corp. (e)(f)	19,400	503,624
Echostar Corp (e)	2,700	102,195
Finisar Corp. (e)	5,900	145,140
HTC Corp.	16,000	624,957
Juniper Networks, Inc. (e)	21,500	904,720
Motorola Solutions, Inc. (e)	17,300	773,137
Polycom, Inc. (e)	3,500	181,475
QUALCOMM, Inc.	68,200	3,739,406
Riverbed Technology, Inc. (e)	1,420	53,463

		9,510,440

Computers & Peripherals – 1.8%
Apple, Inc. (e)	17,927	6,246,663
Dell, Inc. (e)	19,400	281,494
Diebold, Inc.	15,576	552,325
Imagination Technologies Group Plc (e)	25,100	172,541
Lexmark International, Inc., Class A (e)	18,500	685,240
NetApp, Inc. (e)	32,000	1,541,760
Seagate Technology Plc (e)	50,800	731,520
Western Digital Corp. (e)	25,100	935,979

		11,147,522

Construction & Engineering – 1.0%
Carillion Plc	62,500	381,037
Chicago Bridge & Iron Co. NV	15,350	624,131
FLSmidth & Co. A/S	5,100	433,162
Fluor Corp.	25,800	1,900,428
GS Engineering & Construction Corp.	3,600	376,967
Hyundai Engineering & Construction Co. Ltd.	7,700	555,274
Jacobs Engineering Group, Inc. (e)	4,600	236,578
JGC Corp.	17,000	396,716
KBR, Inc.	20,400	770,508
Pembangunan Perumahan Persero Tbk PT	2,605,700	212,626
Quanta Services, Inc. (e)	13,200	296,076

		6,183,503

Consumer Finance – 0.3%
Capital One Financial Corp.	4,800	249,408
Discover Financial Services	51,400	1,239,768
Dollar Financial Corp. (e)	11,050	229,287
NetSpend Holdings, Inc. (e)	2,800	29,456

		1,747,919

Containers & Packaging – 0.4%
Ball Corp.	7,500	268,875
Crown Holdings, Inc. (e)	11,000	424,380
Owens-Illinois, Inc. (e)	13,520	408,169
Sealed Air Corp.	26,500	706,490
Smurfit Kappa Group Plc (e)	35,100	444,955
Sonoco Products Co.	9,265	335,671

		2,588,540

Distributors – 0.1%
Genuine Parts Co.	11,205	601,036
Inchcape Plc (e)	56,540	313,744

		914,780

Diversified Consumer Services – 0.1%
Grand Canyon Education, Inc. (e)	4,690	68,005
H&R Block, Inc.	40,887	684,448

		752,453

Diversified Financial Services – 1.0%
Bolsa Mexicana de Valores SAB de CV	182,000	383,143
Bursa Malaysia Bhd	104,300	286,810
IG Group Holdings Plc	33,600	246,188
Interactive Brokers Group, Inc., Class A	4,800	76,272
IntercontinentalExchange, Inc. (e)	800	98,832
JPMorgan Chase & Co.	10,500	484,050
Leucadia National Corp.	18,600	698,244
London Stock Exchange Group Plc	14,300	191,006
Moody’s Corp.	42,100	1,427,611
The NASDAQ OMX Group, Inc. (e)	24,700	638,248
NYSE Euronext, Inc.	12,100	425,557
ORIX Corp.	3,100	290,574
PHH Corp. (e)	10,100	219,877
Pohjola Bank Plc	16,100	219,050
Portfolio Recovery Associates, Inc. (e)	1,500	127,695

		5,813,157

Diversified Telecommunication Services – 1.0%
AT&T Inc.	13,800	422,280
Cbeyond, Inc. (e)	13,900	162,213
CenturyLink, Inc.	12,869	534,707
Frontier Communications Corp.	58,731	482,769
KT Corp. - ADR (e)	18,800	367,164

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Telecommunication Services (concluded)
Qwest Communications International, Inc.	111,800	$763,594
Telefonica SA	63,985	1,605,037
Verizon Communications, Inc.	39,298	1,514,545
Windstream Corp.	40,560	522,007

		6,374,316

Electric Utilities – 0.8%
American Electric Power Co., Inc.	15,750	553,455
Cia Energetica de Minas Gerais – ADR	22,610	435,695
FirstEnergy Corp.	5,637	209,065
Hawaiian Electric Industries, Inc.	9,795	242,916
Northeast Utilities	13,550	468,830
NV Energy, Inc.	47,700	710,253
Pepco Holdings, Inc.	48,196	898,855
PPL Corp.	13,800	349,140
Progress Energy, Inc.	12,274	566,322
Westar Energy, Inc.	21,100	557,462

		4,991,993

Electrical Equipment – 0.4%
ABB Ltd.	39,131	939,651
AMETEK, Inc.	7,650	335,605
Emerson Electric Co.	2,278	133,104
GrafTech International Ltd. (e)	7,000	144,410
ITM Power Plc (e)	12,000	11,406
Nidec Corp.	2,000	173,220
Schneider Electric SA	4,101	700,414

		2,437,810

Electronic Equipment, Instruments & Components – 0.6%
Amphenol Corp., Class A	5,200	282,828
AU Optronics Corp. – ADR (e)	29,069	255,226
Corning, Inc.	42,500	876,775
Fabrinet (e)	2,320	46,771
Hitachi Ltd.	52,000	270,690
Ingram Micro, Inc., Class A (e)	16,700	351,201
Jabil Circuit, Inc.	13,700	279,891
Molex, Inc.	378	9,495
Shimadzu Corp.	33,200	294,816
TE Connectivity Ltd.	7,000	243,740
Venture Corp. Ltd.	37,000	282,070
Vishay Intertechnology, Inc. (e)	39,800	706,052

		3,899,555

Energy Equipment & Services – 2.3%
Aker Solutions ASA	10,000	229,882
Baker Hughes, Inc.	4,600	337,778
Cameron International Corp. (e)	7,300	416,830
Dril-Quip, Inc. (e)	2,700	213,381
Ensco Plc – ADR	1,600	92,544
Exterran Holdings, Inc. (e)	20,600	488,838
Gasfrac Energy Services, Inc. (e)	4,200	53,935
Geokinetics, Inc. (e)	14,500	122,090
Halliburton Co.	60,203	3,000,518
Lufkin Industries, Inc.	3,200	299,104
McDermott International, Inc. (e)	25,900	657,601
Nabors Industries Ltd. (e)	14,800	449,624
Parker Drilling Co. (e)	14,000	96,740
Pioneer Drilling Co. (e)	18,900	260,820
Schlumberger Ltd.	54,967	5,126,222
SinoTech Energy Ltd. – ADR (e)	32,100	256,158
Subsea 7 SA	12,300	310,453
Superior Energy Services, Inc. (e)	9,095	372,895
Technicoil Corp. (e)	12,900	32,067
Technicoil Corp. (acquired 6/15/04, cost $24,418) (e)(g)	33,500	83,275
Tidewater, Inc.	3,500	209,475
Wavefront Technology Solutions, Inc. (e)	13,900	13,334
Weatherford International Ltd. (e)	31,500	711,900
Xtreme Coil Drilling Corp. (e)	11,200	60,881

		13,896,345

Food & Staples Retailing – 0.8%
Casino Guichard Perrachon SA	3,300	312,408
The Kroger Co.	50,000	1,198,500
Safeway, Inc.	22,780	536,241
Whole Foods Market, Inc.	28,900	1,904,510
WM Morrison Supermarkets Plc	183,454	811,435

		4,763,094

Food Products – 0.4%
CSM NV	8,300	293,298
Greencore Group Plc	127,300	212,882
H.J. Heinz Co.	9,500	463,790
The J.M. Smucker Co.	5,000	356,950
Kernel Holding SA (e)	7,200	180,049
Kraft Foods, Inc., Class A	5,140	161,190
Nutreco Holding NV	4,500	330,043
Tate & Lyle Plc	40,500	374,896
TreeHouse Foods, Inc. (e)	4,000	227,480

		2,600,578

Gas Utilities – 0.0%
Atmos Energy Corp.	6,800	231,880

Health Care Equipment & Supplies – 0.8%
ArthroCare Corp. (e)	3,440	114,690
BioMerieux	2,000	209,694
Boston Scientific Corp. (e)	33,800	243,022
CareFusion Corp. (e)	6,000	169,200
China Kanghui Holdings, Inc. – ADR (e)	2,500	43,775
Conceptus, Inc. (e)	12,680	183,226
Covidien Plc	4,900	254,506
Getinge AB, B Shares	6,500	160,244
GN Store Nord A/S	16,000	149,852
Hill-Rom Holdings, Inc.	8,100	307,638
Hologic, Inc. (e)	8,700	193,140
Medtronic, Inc.	1,699	66,856
NxStage Medical, Inc. (e)	16,140	354,757
Smith & Nephew Plc	34,800	392,132
SonoSite, Inc. (e)	6,535	217,746
St. Jude Medical, Inc.	17,900	917,554
Straumann Holding AG	1,300	333,581
Sysmex Corp.	4,400	155,611
Zimmer Holdings, Inc. (e)	2,800	169,484

		4,636,708

Health Care Providers & Services – 1.8%
Aetna, Inc.	21,500	804,745
AmerisourceBergen Corp.	21,800	862,408
Cardinal Health, Inc.	18,000	740,340
CIGNA Corp.	16,800	743,904
Coventry Health Care, Inc. (e)	21,300	679,257
Express Scripts, Inc. (e)	28,700	1,596,007

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	11

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Fleury SA	7,500	$110,250
Fresenius Medical Care AG & Co. KGaA	4,900	328,727
Health Net, Inc. (e)	27,000	882,900
HealthSouth Corp. (e)	2,760	68,945
HealthSpring, Inc. (e)	1,900	71,003
Lincare Holdings, Inc.	59,875	1,775,893
Sinopharm Group Co., H Shares	83,300	295,402
UnitedHealth Group, Inc.	25,900	1,170,680
Universal Health Services, Inc., Class B	8,300	410,103
WellPoint, Inc.	6,300	439,677

		10,980,241

Health Care Technology – 0.2%
Cerner Corp. (e)	11,600	1,289,920
SXC Health Solutions Corp. (e)	3,520	192,896

		1,482,816

Hotels, Restaurants & Leisure – 1.6%
7 Days Group Holdings Ltd. - ADR (e)	11,800	239,304
Bravo Brio Restaurant Group, Inc. (e)	3,600	63,684
Caribou Coffee Co., Inc. (e)	6,900	70,173
The Cheesecake Factory, Inc. (e)	6,500	195,585
Ctrip.com International Ltd. - ADR (e)	16,900	701,181
Darden Restaurants, Inc.	11,850	582,191
Domino’s Pizza UK & IRL Plc	35,800	245,953
Fu Ji Food & Catering Services Holdings Ltd. (e)	208,300	268
Gaylord Entertainment Co. (e)	9,420	326,686
Genting Singapore Plc (e)	438,000	712,142
Home Inns & Hotels Management, Inc. - ADR (e)	4,614	182,576
Las Vegas Sands Corp. (e)	33,500	1,414,370
Melco Crown Entertainment Ltd. - ADR (e)	68,000	516,800
Morgans Hotel Group Co. (e)	3,300	32,340
Orient-Express Hotels Ltd., Class A (e)	3,000	37,110
PartyGaming Plc (e)	33,300	106,788
Pinnacle Entertainment, Inc. (e)	4,000	54,480
REXLot Holdings Ltd.	2,810,000	310,848
Sands China Ltd. (e)	326,000	726,412
Scientific Games Corp., Class A (e)	46,500	406,410
Starbucks Corp.	35,700	1,319,115
Starwood Hotels & Resorts Worldwide, Inc.	18,600	1,081,032
Summit Hotel Properties, Inc. (e)	10,600	105,364
Wynn Resorts Ltd.	1,800	229,050

		9,659,862

Household Durables – 0.6%
Barratt Developments Plc (e)	44,800	79,110
Bellway Plc	6,300	70,273
Jarden Corp.	11,000	391,270
Leggett & Platt, Inc.	25,886	634,207
Libbey, Inc. (e)	4,240	69,960
MDC Holdings, Inc.	4,400	111,540
PDG Realty SA Empreendimentos e
Participacoes	33,000	183,530
Persimmon Plc	9,100	64,874
Stanley Black & Decker, Inc.	22,800	1,746,480
Taylor Wimpey Plc (e)	131,100	85,414

		3,436,658

Household Products – 0.8%
Kimberly-Clark Corp.	7,067	461,263
The Procter & Gamble Co.	48,930	3,014,088
Reckitt Benckiser Group Plc	31,486	1,616,200

		5,091,551

Independent Power Producers & Energy Traders – 0.3%
The AES Corp. (e)	56,900	739,700
AES Tiete SA, Preference Shares	16,800	254,884
NRG Energy, Inc. (e)	48,060	1,035,212

		2,029,796

Industrial Conglomerates – 0.5%
Cookson Group Plc (e)	76,000	839,107
General Electric Co.	86,099	1,726,285
Rheinmetall AG	6,200	512,949

		3,078,341

Insurance – 2.0%
Aegon NV (e)	22,400	167,727
AFLAC, Inc.	6,703	353,784
American Financial Group, Inc.	20,900	731,918
American International Group, Inc. (e)	15,800	555,212
AON Corp.	8,700	460,752
Aspen Insurance Holdings Ltd.	3,100	85,436
Assurant, Inc.	17,800	685,478
AXIS Capital Holdings Ltd.	28,810	1,006,045
Berkshire Hathaway, Inc., Class B (e)	2,000	167,260
Brown & Brown, Inc.	9,000	232,200
Cincinnati Financial Corp.	17,368	569,670
Endurance Specialty Holdings Ltd.	4,300	209,926
The Hanover Insurance Group, Inc.	7,687	347,837
The Hartford Financial Services Group, Inc.	8,600	231,598
HCC Insurance Holdings, Inc.	17,010	532,583
Legal & General Group Plc	171,900	317,350
LIG Insurance Co. Ltd.	17,800	433,811
Lincoln National Corp.	12,800	384,512
Loews Corp.	7,600	327,484
MBIA, Inc. (e)	65,500	657,620
Principal Financial Group, Inc.	26,886	863,309
Protective Life Corp.	17,600	467,280
RenaissanceRe Holdings Ltd.	5,500	379,445
SCOR SE	12,900	351,695
Storebrand ASA (e)	46,300	396,545
Swiss Reinsurance Co. Ltd.	5,800	330,526
Symetra Financial Corp.	3,600	48,960
Topdanmark A/S (e)	1,400	232,150
The Travelers Cos., Inc.	4,900	291,452
XL Group Plc	11,850	291,510

		12,111,075

Internet & Catalog Retail – 0.8%
Amazon.com, Inc. (e)	12,600	2,269,638
DeNA Co. Ltd.	6,700	242,476
Liberty Media Corp. - Interactive (e)	43,800	702,552
NetFlix, Inc. (e)	3,700	878,121
priceline.com, Inc. (e)	600	303,864
Shutterfly, Inc. (e)	3,470	181,689
Yoox SpA (e)	14,300	198,500

		4,776,840

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services – 0.9%
Baidu, Inc. - ADR (e)	8,200	$1,130,042
ChinaCache International Holdings Ltd. - ADR (e)	5,800	105,734
Constant Contact, Inc. (e)	5,590	195,091
Dice Holdings, Inc. (e)	4,900	74,039
Google, Inc., Class A (e)	4,847	2,841,360
NIC, Inc.	15,440	192,382
Qihoo 360 Technology Co. Ltd. - ADR (e)	5,700	168,663
RightNow Technologies, Inc. (e)	6,260	195,938
SouFun Holdings Ltd. - ADR (e)	2,800	52,388
Yahoo!, Inc. (e)	17,100	284,715

		5,240,352

IT Services – 1.3%
Accenture Plc	18,800	1,033,436
Alliance Data Systems Corp. (e)(f)	4,400	377,916
Automatic Data Processing, Inc.	12,505	641,632
Broadridge Financial Solutions, Inc.	45,180	1,025,134
Camelot Information Systems, Inc. - ADR (e)	16,500	273,735
Cap Gemini SA	6,400	371,603
Cognizant Technology Solutions Corp.,
Class A (e)	15,400	1,253,560
Convergys Corp. (e)	17,100	245,556
ExlService Holdings, Inc. (e)	14,098	298,173
Gartner, Inc. (e)	8,190	341,277
Global Cash Access Holdings, Inc. (e)	19,140	62,588
Paychex, Inc.	19,074	598,161
Sapient Corp. (e)	6,130	70,189
SRA International, Inc., Class A (e)	4,100	116,276
Teradata Corp. (e)	2,100	106,470
VeriFone Systems, Inc. (e)	16,900	928,655

		7,744,361

Leisure Equipment & Products – 0.1%
Jakks Pacific, Inc. (e)	4,220	81,657
Mattel, Inc.	11,800	294,174

		375,831

Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc. (e)	4,800	214,944
Covance, Inc. (e)	23,400	1,280,448
Gerresheimer AG	8,300	378,990
Lonza Group AG	3,100	259,544
Sequenom, Inc. (e)	24,920	157,744
ShangPharma Corp. - ADR (e)	6,600	79,926
Thermo Fisher Scientific, Inc. (e)	7,100	394,405

		2,766,001

Machinery – 2.7%
Altra Holdings, Inc. (e)	6,800	160,616
Caterpillar, Inc.	13,457	1,498,437
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H Shares (e)	240,200	615,743
CNH Global NV (e)	2,300	111,665
Commercial Vehicle Group, Inc. (e)	2,420	43,173
Danaher Corp.	50,400	2,615,760
Dover Corp.	6,400	420,736
Flowserve Corp.	1,800	231,840
Harsco Corp.	14,541	513,152
Illinois Tool Works, Inc.	11,886	638,516
Joy Global, Inc.	6,300	622,503
Makita Corp.	22,400	1,041,975
The Manitowoc Co., Inc.	23,000	503,240
Metso Oyj	11,000	590,164
Mori Seiki Co. Ltd.	48,800	585,080
Nabtesco Corp.	38,300	959,265
OKUMA Corp.	90,000	737,904
Oshkosh Corp. (e)	7,700	272,426
Railpower Technologies Corp. (e)	17,600	–
Ryobi Ltd.	137,800	552,878
Sumitomo Heavy Industries Ltd.	217,000	1,413,480
Terex Corp. (e)	27,400	1,014,896
THK Co. Ltd.	27,000	676,538
Timken Co.	13,400	700,820
Titan International, Inc.	6,460	171,901

		16,692,708

Media – 1.6%
Aegis Group Plc	145,500	333,471
CBS Corp., Class B	38,100	954,024
CKX, Inc. (e)	68,400	288,648
Comcast Corp., Class A	53,700	1,327,464
DISH Network Corp., Class A (e)	1,800	43,848
DreamWorks Animation SKG, Inc., Class A (e)	9,700	270,921
Focus Media Holding Ltd. - ADR (e)	26,530	813,675
The Interpublic Group of Cos., Inc.	28,400	356,988
Kabel Deutschland Holding AG (e)	8,900	469,028
Liberty Global, Inc., Class A (e)	29,070	1,203,789
Liberty Media Corp. (e)	4,200	309,414
Live Nation Entertainment, Inc. (e)	12,620	126,200
The McGraw-Hill Cos., Inc.	3,732	147,041
Naspers Ltd., N Shares	4,200	225,925
Reed Elsevier NV	16,200	208,992
STW Communications Group Ltd.	176,500	220,952
Viacom, Inc., Class B	10,350	481,482
The Walt Disney Co.	33,000	1,421,970
Wolters Kluwer NV	12,100	282,969
Woongjin Thinkbig Co. Ltd.	13,770	210,653

		9,697,454

Metals & Mining – 1.8%
Alamos Gold, Inc.	31,600	499,994
Alcoa, Inc.	45,200	797,780
Allegheny Technologies, Inc.	1,600	108,352
Archipelago Resources Plc (e)	78,900	72,362
Baja Mining Corp. (e)	59,300	64,224
Century Aluminum Co. (e)	7,530	140,660
Coeur d’Alene Mines Corp. (e)	9,900	344,322
Crosshair Exploration & Mining Corp. (e)	2,725	3,148
Detour Gold Corp. (e)	17,500	553,430
Eldorado Gold Corp.	9,662	157,562
Freeport-McMoRan Copper & Gold, Inc.	22,464	1,247,875
Gold Reserve, Inc. (e)	26,280	45,202
Grande Cache Coal Corp. (e)	6,600	69,914
IAMGOLD Corp.	15,900	350,472
Kazakhmys Plc	10,800	241,194
Kinross Gold Corp.	22,235	350,201
Lake Shore Gold Corp. (e)	17,719	74,751
Lynas Corp. Ltd. (e)	237,800	553,925
Mercator Minerals Ltd. (e)	99,800	345,877
Minefinders Corp. Ltd. (e)	40,000	526,800
PanAust Ltd. (e)	528,400	429,625

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	13

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
Rio Tinto Plc	16,886	$1,193,818
Southern Copper Corp.	11,760	473,575
Sunridge Gold Corp. (e)	146,757	133,209
voestalpine AG	7,500	352,455
Walter Energy, Inc.	2,700	365,661
Xstrata Plc	53,990	1,259,679

		10,756,067

Multiline Retail – 0.4%
Dollarama, Inc. (a)	15,100	462,890
Golden Eagle Retail Group Ltd.	97,000	209,127
Macy’s, Inc.	48,550	1,177,823
Mothercare Plc	23,800	152,721
Nordstrom, Inc.	4,200	188,496
PPR	1,600	245,053

		2,436,110

Multi-Utilities – 0.5%
Ameren Corp.	26,000	729,820
CenterPoint Energy, Inc.	12,986	228,034
CMS Energy Corp.	17,100	335,844
NiSource, Inc.	65,781	1,261,680
Wisconsin Energy Corp.	16,760	511,180

		3,066,558

Office Electronics – 0.1%
Xerox Corp.	44,150	470,197

Oil, Gas & Consumable Fuels – 7.4%
Afren Plc (e)	116,100	303,491
Alpha Natural Resources, Inc. (e)	23,737	1,409,266
Americas Petrogas, Inc. (e)	21,200	52,481
Anadarko Petroleum Corp.	28,700	2,351,104
Arch Coal, Inc.	31,700	1,142,468
Arsenal Energy, Inc. (e)	45,500	41,769
ATP Oil & Gas Corp. (e)(f)	4,300	77,873
Banpu Public Co. Ltd.	13,300	335,108
Bellatrix Exploration Ltd. (e)	11,382	66,214
BG Group Plc	31,744	788,064
BPZ Resources, Inc. (e)	8,800	46,728
Cairn Energy Plc (e)	27,900	206,723
Carrizo Oil & Gas, Inc. (e)	8,100	299,133
Cequence Energy Ltd. (e)	1,000	3,868
Chevron Corp.	8,747	939,690
Cimarex Energy Co.	2,400	276,576
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $63,400) (e)(g)	40,320	43,668
Clayton Williams Energy, Inc. (e)	19,623	2,074,151
Coastal Energy Co. (e)	23,900	157,772
Compton Petroleum Corp. (acquired 9/24/04, cost $26,522) (e)(g)	3,800	1,313
Comstock Resources, Inc. (e)	1,400	43,316
ConocoPhillips	13,100	1,046,166
CONSOL Energy, Inc.	31,989	1,715,570
Crew Energy, Inc. (e)	30,300	550,056
Crew Energy, Inc. (acquired 5/12/04, cost $36,232) (e)(g)	9,400	170,645
Crocotta Energy, Inc. (e)	20,500	48,422
Daylight Energy Ltd.	61,630	718,964
Delphi Energy Corp. (e)	24,700	63,947
Denbury Resources, Inc. (e)	21,800	531,920
El Paso Corp.	17,400	313,200
Endeavour International Corp. (e)	9,115	115,761
Energy XXI Bermuda Ltd. (e)	23,530	802,373
EQT Corp.	19,103	953,240
EXCO Resources, Inc.	1,300	26,858
Exxon Mobil Corp.	4,812	404,834
Fairborne Energy Ltd. (e)	16,182	90,799
Far East Energy Corp. (e)	300,900	139,919
Frontier Oil Corp.	5,100	149,532
FX Energy, Inc. (e)	7,200	60,192
Galleon Energy, Inc., Class A (e)	33,617	139,045
Galleon Energy, Inc., Class A (acquired 2/09/04, cost $12,571) (e)(g)	6,300	26,058
Gastar Exploration Ltd. (e)	3,180	15,455
GeoResources, Inc. (e)	200	6,254
Goodrich Petroleum Corp. (e)	18,400	408,848
Gran Tierra Energy, Inc. (e)	15,142	122,132
Gulfport Energy Corp. (e)	3,600	130,140
Heritage Oil Plc (e)	10,200	46,487
HRT Participacoes em Petroleo SA (e)	300	313,478
Indika Energy Tbk PT	597,200	270,775
International Coal Group, Inc. (e)	35,100	396,630
Ithaca Energy, Inc. (e)	5,300	14,050
James River Coal Co. (e)	8,800	212,696
Longview Energy Co. (acquired 8/13/04, cost $48,000) (e)(g)	3,200	35,200
Lynden Energy Corp. (e)	3,500	2,166
Magnum Hunter Resources Corp. (e)	3,500	29,995
Marathon Oil Corp.	18,300	975,573
Massey Energy Co.	72,367	4,947,008
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950) (e)(g)	8,685	117,247
McMoRan Exploration Co. (e)	6,840	121,136
Midway Energy Ltd. (e)	841	4,172
Murphy Oil Corp.	10,700	785,594
NAL Energy Corp.	396	5,404
Newfield Exploration Co. (e)	6,685	508,127
Niko Resources Ltd.	1,600	153,481
Noble Energy, Inc.	5,100	492,915
Novus Energy, Inc. (e)	27,400	33,067
OGX Petroleo e Gas Participacoes SA (e)	86,900	1,041,640
Open Range Energy Corp. (e)	1,975	6,865
Pace Oil and Gas Ltd. (e)	19,560	189,245
Pace Oil and Gas Ltd. (acquired 9/29/05, cost $39,607) (e)(g)	1,160	11,223
Painted Pony Petroleum Ltd., Class A (e)	1,600	18,797
Pan Orient Energy Corp. (e)	25,700	182,644
Paramount Resources Ltd., Class A	14,600	505,993
Patriot Coal Corp. (e)	2,798	72,272
Peabody Energy Corp.	26,498	1,906,796
Penn Virginia Corp.	30,000	508,800
Penn West Petroleum Ltd.	10,319	286,527
Petrohawk Energy Corp. (e)	30,200	741,108
Petroleum Development Corp. (e)	7,600	364,876
Petrominerales Ltd.	9,600	363,800
Pioneer Natural Resources Co.	1,900	193,648
Plains Exploration & Production Co. (e)	43,300	1,568,759
PRD Energy, Inc. (e)	37,300	35,011
ProspEx Resources Ltd. (e)	20,140	41,547
QGEP Participacoes SA (e)	15,100	214,201
Range Resources Corp.	24,400	1,426,424
Rockhopper Exploration Plc (e)	49,200	195,542

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Rosetta Resources, Inc. (e)	11,300	$537,202
SandRidge Energy, Inc. (e)	8,900	113,920
SM Energy Co.	2,900	215,151
Sonde Resources Corp. (e)	11,460	41,371
Spectra Energy Corp.	22,675	616,307
Stone Energy Corp. (e)	561	18,721
Straits Asia Resources Ltd.	110,800	220,373
Sunoco, Inc.	16,600	756,794
Swift Energy Co. (e)	6,000	256,080
Trilogy Energy Corp.	33,700	708,413
Trioil Resources Ltd., Class A (e)	402	1,447
Tullow Oil Plc	44,962	1,043,335
Ultra Petroleum Corp. (e)	7,200	354,600
Uranium One, Inc.	25,970	101,791
Valero Energy Corp.	27,800	828,996
Vero Energy, Inc. (e)	2,687	15,355
Vero Energy, Inc. (acquired 11/28/05, cost $3,345) (e)(g)	1,759	10,051
Whiting Petroleum Corp. (e)	2,500	183,625
Yoho Resources, Inc. (e)	16,400	71,893

		44,847,450

Paper & Forest Products – 0.4%
Ainsworth Lumber Co. Ltd. (a)(e)	19,432	77,167
Ainsworth Lumber Co. Ltd. (e)	17,115	67,966
International Paper Co.	34,200	1,032,156
MeadWestvaco Corp.	24,500	743,085
Sateri Holdings Ltd.	319,900	275,955

		2,196,329

Personal Products – 0.2%
Avon Products, Inc.	15,400	416,416
Hengan International Group Co. Ltd.	71,500	530,207
Hypermarcas SA (e)	25,400	334,487

		1,281,110

Pharmaceuticals – 2.1%
Allergan, Inc.	17,500	1,242,850
Bristol-Myers Squibb Co.	55,663	1,471,173
Elan Corp. Plc - ADR (e)	44,600	306,848
Eli Lilly & Co.	30,494	1,072,474
Endocyte, Inc. (e)	11,400	97,698
Forest Laboratories, Inc. (e)	22,200	717,060
Glenmark Pharmaceuticals Ltd. (e)	21,500	136,879
Hospira, Inc. (e)	6,700	369,840
Jazz Pharmaceuticals, Inc. (e)	5,900	187,915
Johnson & Johnson	7,460	442,005
Mylan, Inc. (e)	9,600	217,632
Novartis AG	35,419	1,917,974
Obagi Medical Products, Inc. (e)	4,940	62,442
Pfizer, Inc.	62,277	1,264,846
Questcor Pharmaceuticals, Inc. (e)	10,300	148,423
Sanofi-Aventis SA	45,456	3,185,298

		12,841,357

Professional Services – 0.7%
The Corporate Executive Board Co.	7,940	320,538
Heidrick & Struggles International, Inc.	2,720	75,698
IHS, Inc., Class A (e)	2,650	235,187
Korn/Ferry International (e)	5,300	118,031
Manpower, Inc.	28,700	1,804,656
Randstad Holding NV	10,100	562,229
Robert Half International, Inc.	7,300	223,380
Towers Watson & Co., Class A	6,500	360,490
USG People NV	20,200	417,983
Verisk Analytics, Inc., Class A (e)	4,900	160,524

		4,278,716

Real Estate Investment Trusts (REITs) – 1.2%
Alexandria Real Estate Equities, Inc.	5,700	444,429
Annaly Capital Management, Inc.	28,887	504,078
BioMed Realty Trust, Inc.	9,900	188,298
CFS Retail Property Trust	41,700	79,368
Champion REIT	880,400	510,879
CommonWealth REIT	4,660	121,020
Corio NV	1,700	118,955
DuPont Fabros Technology, Inc.	22,000	533,500
Eurocommercial Properties NV	2,700	133,852
Fonciere Des Regions	3,177	338,461
Hammerson Plc	40,000	286,781
Hersha Hospitality Trust	10,200	60,588
Japan Prime Realty Investment Corp.	45	121,718
Mack-Cali Realty Corp.	14,700	498,330
MFA Financial, Inc.	58,300	478,060
Piedmont Office Realty Trust, Inc., Class A	26,340	511,259
Segro Plc	51,550	265,792
Senior Housing Properties Trust	21,748	501,074
Simon Property Group, Inc.	4,730	506,866
Suntec Real Estate Investment Trust	367,900	449,727
Unibail-Rodamco SE	1,500	325,099
U-Store-It Trust	43,100	453,412
Wereldhave NV	500	53,399

		7,484,945

Real Estate Management & Development – 0.2%
Castellum AB	7,100	103,254
Forestar Group, Inc. (e)	25,000	475,500
Goldcrest Co. Ltd.	6,600	129,198
New World Development Ltd.	201,100	354,567
PSP Swiss Property AG	1,900	156,243
Tokyo Tatemono Co. Ltd.	40,000	149,434

		1,368,196

Road & Rail – 0.3%
All America Latina Logistica SA	26,700	219,958
Canadian Pacific Railway Ltd.	3,800	244,266
Hertz Global Holdings, Inc. (e)	38,200	597,066
Localiza Rent a Car SA	20,500	326,714
Northgate Plc (e)	77,200	393,737
Ryder System, Inc.	4,500	227,700

		2,009,441

Semiconductors & Semiconductor Equipment – 2.4%
Analog Devices, Inc.	7,900	311,102
Atmel Corp. (e)	49,000	667,870
Avago Technologies Ltd.	9,800	304,780
Broadcom Corp., Class A	38,400	1,512,192
CSR Plc (e)	29,600	175,099
Entegris, Inc. (e)	16,940	148,564
Entropic Communications, Inc. (e)	4,200	35,490
Fairchild Semiconductor International, Inc. (e)	38,500	700,700
GT Solar International, Inc. (e)	1,020	10,873
Intel Corp.	61,776	1,246,022
See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	15

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
JinkoSolar Holding Co. Ltd. - ADR (e)	2,200	$59,400
Maxim Integrated Products, Inc.	7,082	181,299
Melfas, Inc.	6,200	253,688
MEMC Electronic Materials, Inc. (e)	51,000	660,960
Microchip Technology, Inc.	15,749	598,619
Micron Technology, Inc. (e)	114,200	1,308,732
Microsemi Corp. (e)	6,775	140,310
MIPS Technologies, Inc. (e)	3,740	39,233
National Semiconductor Corp.	45,400	651,036
NetLogic Microsystems, Inc. (e)	11,840	497,517
Novellus Systems, Inc. (e)	16,500	612,645
NVIDIA Corp. (e)	24,600	454,116
ON Semiconductor Corp. (e)	39,400	388,878
Semtech Corp. (e)	5,540	138,611
Shinko Electric Industries Co. Ltd.	17,700	181,570
Siliconware Precision Industries Co. - ADR	47,400	286,296
Skyworks Solutions, Inc. (e)	7,500	243,150
STMicroelectronics NV	32,500	403,130
Teradyne, Inc. (e)	12,300	219,063
Texas Instruments, Inc.	24,900	860,544
TriQuint Semiconductor, Inc. (e)	12,040	155,436
United Microelectronics Corp.	540,700	280,502
Veeco Instruments, Inc. (e)	12,239	622,231
Xilinx, Inc.	7,700	252,560

		14,602,218

Software – 2.6%
Activision Blizzard, Inc.	147,185	1,614,619
Ariba, Inc. (e)	3,000	102,420
CA, Inc.	26,000	628,680
Check Point Software Technologies Ltd. (e)	45,100	2,302,355
Electronic Arts, Inc. (e)	8,000	156,240
Fortinet, Inc. (e)	1,700	74,800
Intuit, Inc. (e)	5,550	294,705
MICROS Systems, Inc. (e)	3,600	177,948
Microsoft Corp.	50,225	1,273,706
Oracle Corp.	84,600	2,823,102
RealPage, Inc. (e)	3,320	92,064
Red Hat, Inc. (e)	30,500	1,384,395
Salesforce.com, Inc. (e)	14,769	1,972,843
SuccessFactors, Inc. (e)	10,400	406,536
Symantec Corp. (e)	2,300	42,642
Take-Two Interactive Software, Inc. (e)	9,900	152,163
Taleo Corp., Class A (e)	5,090	181,459
TiVo, Inc. (e)	27,285	239,017
VanceInfo Technologies, Inc. - ADR (e)	25,998	816,597
VMware, Inc., Class A (e)	12,400	1,011,096

		15,747,387

Specialty Retail – 1.2%
Abercrombie & Fitch Co., Class A	2,800	164,360
American Eagle Outfitters, Inc.	14,751	234,393
The Children’s Place Retail Stores, Inc. (e)	3,220	160,453
Foot Locker, Inc.	36,800	725,696
GameStop Corp., Class A (e)	36,150	814,098
The Gap, Inc.	4,400	99,704
Genesco, Inc. (e)	5,500	221,100
Hengdeli Holdings Ltd.	529,200	278,895
Hennes & Mauritz AB, B Shares	35,147	1,166,800
The Home Depot, Inc.	44,600	1,652,876
Lentuo International, Inc. - ADR (e)	7,800	38,064
Limited Brands, Inc.	24,300	798,984
L’Occitane International SA (e)	93,100	229,735
Nitori Co. Ltd.	3,400	298,597
PetSmart, Inc.	5,100	208,845
Rue21, Inc. (e)	5,340	153,792
Vitamin Shoppe, Inc. (e)	1,920	64,954
The Wet Seal, Inc., Class A (e)	9,150	39,162
Williams-Sonoma, Inc.	2,400	97,200

		7,447,708

Textiles, Apparel & Luxury Goods — 0.6%
ASICS Corp.	30,500	408,588
Coach, Inc.	3,900	202,956
Deckers Outdoor Corp. (e)	820	70,643
Fossil, Inc. (e)	1,500	140,475
Gerry Weber International AG	8,510	493,697
G-III Apparel Group Ltd. (e)	4,040	151,823
Pandora A/S (e)	3,700	187,737
Phillips-Van Heusen Corp.	2,600	169,078
The Swatch Group AG	2,739	1,208,609
Tod’s SpA	2,900	340,817
VF Corp.	395	38,919

		3,413,342

Thrifts & Mortgage Finance – 0.4%
Capitol Federal Financial, Inc.	91,465	1,030,811
New York Community Bancorp, Inc.	14,244	245,851
People’s United Financial, Inc.	35,800	450,364
Washington Federal, Inc.	25,200	436,968

		2,163,994

Tobacco – 0.7%
Altria Group, Inc.	25,809	671,808
Imperial Tobacco Group Plc	41,513	1,280,947
Lorillard, Inc.	6,178	586,972
Philip Morris International, Inc.	12,600	826,938
Reynolds American, Inc.	1,381	49,067
Swedish Match AB	17,800	590,957

		4,006,689

Trading Companies & Distributors – 0.2%
H&E Equipment Services, Inc. (e)	6,200	120,962
ITOCHU Corp.	60,800	636,264
Marubeni Corp.	58,700	421,865
Wolseley Plc (e)	10,800	363,573

		1,542,664

Transportation Infrastructure – 0.2%
Aeroports de Paris	4,200	386,845
COSCO Pacific Ltd.	300,900	569,337

		956,182

Water Utilities – 0.1%
American Water Works Co., Inc.	18,300	513,315
Guangdong Investment Ltd.	641,500	324,287

		837,602

Wireless Telecommunication Services – 1.2%
Cellcom Israel Ltd.	7,200	238,464
MetroPCS Communications, Inc. (e)	43,000	698,320
MTN Group Ltd.	59,960	1,209,373

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Wireless Telecommunication Services (concluded)
NII Holdings, Inc. (e)		59,877	$2,495,075
Rogers Communications, Inc., Class B		41,672	1,514,720
Sprint Nextel Corp. (e)		171,000	793,440
Telephone & Data Systems, Inc.		8,400	283,080
VimpelCom Ltd. - ADR		11,100	156,732

			7,389,204

Total Common Stocks – 65.7%			400,115,384

Corporate Bonds	Par (000)
Auto Components – 0.0%
BorgWarner, Inc., 4.63%, 9/15/20	USD	145	144,941

Beverages – 0.1%
Anheuser-Busch InBev Worldwide, Inc., 5.38%,
1/15/20		475	509,818

Capital Markets – 0.6%
Credit Suisse AG, 5.40%, 1/14/20		120	121,197
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		310	332,891
3.70%, 8/01/15		430	433,173
3.63%, 2/07/16		145	143,630
5.38%, 3/15/20		500	507,667
6.00%, 6/15/20		210	221,996
6.25%, 2/01/41		190	189,213
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (e)(h)		190	19
Morgan Stanley:
2.81%, 5/14/13 (b)		1,000	1,035,243
4.20%, 11/20/14 (i)		485	500,715
4.00%, 7/24/15		220	223,582

			3,709,326

Chemicals – 0.1%
CF Industries, Inc., 7.13%, 5/01/20		470	533,450
The Dow Chemical Co., 4.25%, 11/15/20		220	210,107

			743,557

Commercial Banks – 1.7%
Banco Central de la Republica Dominicana,
9.04%, 1/23/18		33	36,232
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		1,965	1,879,302
BNP Paribas Home Loan Covered Bonds SA,
2.20%, 11/02/15 (a)		1,295	1,244,503
Canadian Imperial Bank of Commerce, 2.75%,
1/27/16 (a)		825	826,054
CIT Group, Inc.:
7.00%, 5/01/17		220	220,514
6.63%, 4/01/18 (a)		131	132,915
DnB NOR Boligkreditt:
2.10%, 10/14/15 (a)		2,135	2,066,338
2.90%, 3/29/16 (a)		1,265	1,257,385
Royal Bank of Canada, 3.13%, 4/14/15 (a)		2,095	2,147,989
Sparebank 1 Boligkreditt AS, 1.25%,
10/25/13 (a)		845	836,343

			10,647,575

Commercial Services & Supplies – 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19		170	178,075

Consumer Finance – 0.3%
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		590	636,463
Discover Bank, 8.70%, 11/18/19		475	569,080
SLM Corp., 6.25%, 1/25/16		362	377,385

			1,582,928

Diversified Financial Services – 1.4%
Ally Financial, Inc., 8.00%, 3/15/20		440	479,050
Bank of America Corp.:
3.63%, 3/17/16		145	142,958
5.63%, 7/01/20		300	308,003
BP Capital Markets Plc:
3.13%, 3/10/12		775	792,033
3.13%, 10/01/15		160	160,895
Cie de Financement Foncier, 2.25%,
3/07/14 (a)		400	399,986
Citigroup, Inc.:
4.75%, 5/19/15		195	204,400
4.59%, 12/15/15		300	310,215
5.38%, 8/09/20		270	277,952
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		760	823,728
Ford Motor Credit Co. LLC:
7.80%, 6/01/12		225	238,572
6.63%, 8/15/17		210	224,123
General Electric Capital Corp.:
5.30%, 2/11/21		205	208,212
6.75%, 3/15/32		50	54,942
6.15%, 8/07/37		360	368,030
JPMorgan Chase & Co.:
5.60%, 6/01/11		550	554,544
2.60%, 1/15/16		375	362,042
3.45%, 3/01/16		160	159,429
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17 (i)		825	906,157
6.00%, 10/01/17		590	645,323
Novus USA Trust, Series 2010-1, 1.56%,
11/18/11 (a)(b)		470	467,835
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.75%, 10/15/16 (a)		475	502,313

			8,590,742

Diversified Telecommunication Services – 0.5%
Intelsat Jackson Holdings SA, 7.25%,
4/01/19 (a)		176	176,220
Level 3 Financing, Inc.:
8.75%, 2/15/17		43	42,678
10.00%, 2/01/18		90	90,113
9.38%, 4/01/19 (a)		86	83,205
Qwest Communications International, Inc.:
8.00%, 10/01/15		160	176,600
7.13%, 4/01/18		110	118,663
Sprint Capital Corp., 6.88%, 11/15/28		174	160,515
Telecom Italia Capital SA, 4.95%, 9/30/14		475	494,866
Telefonica Emisiones SAU:
6.42%, 6/20/16		150	166,680
7.05%, 6/20/36		150	162,643

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	17

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc.:
8.75%, 11/01/18	USD	472	$603,898
6.40%, 2/15/38		532	557,391

			2,833,472

Electric Utilities – 0.2%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		170	180,145
Florida Power & Light Co.:
5.63%, 4/01/34		150	154,053
5.95%, 2/01/38		225	242,140
MidAmerican Energy Holdings Co., 6.50%,
9/15/37		250	276,480
PacifiCorp, 6.25%, 10/15/37		200	221,161
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (a)		140	144,046

			1,218,025

Energy Equipment & Services – 0.0%
Ensco Plc:
3.25%, 3/15/16		90	89,669
4.70%, 3/15/21		195	193,558

			283,227

Food & Staples Retailing – 0.0%
Rite Aid Corp., 7.50%, 3/01/17		50	50,000

Food Products – 0.1%
Kraft Foods, Inc.:
6.50%, 8/11/17		160	182,456
5.38%, 2/10/20		400	422,298
6.50%, 2/09/40		165	176,234

			780,988

Health Care Equipment & Supplies – 0.1%
CareFusion Corp., 6.38%, 8/01/19		300	335,352

Health Care Providers & Services – 0.2%
HCA, Inc., 7.25%, 9/15/20 (a)		455	486,850
Tenet Healthcare Corp.:
9.00%, 5/01/15		145	159,500
8.88%, 7/01/19		305	347,700

			994,050

Hotels, Restaurants & Leisure – 0.0%
Harrah’s Operating Co., Inc., 10.00%,
12/15/18		195	177,937

Household Durables – 0.0%
Standard Pacific Corp., 8.38%, 1/15/21 (a)		180	186,075

Insurance – 1.0%
Berkshire Hathaway Finance Corp., 4.75%,
5/15/12 (i)		355	370,306
Hartford Life Global Funding Trusts, 0.49%,
6/16/14 (b)		950	924,457
Lincoln National Corp., 7.00%, 6/15/40		160	182,629
Manulife Financial Corp., 3.40%, 9/17/15		420	421,374
MetLife, Inc., 5.88%, 2/06/41		125	126,033
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (a)		225	229,441
2.50%, 1/11/13 (a)		1,370	1,393,545
5.13%, 4/10/13 (a)		850	907,083
5.13%, 6/10/14 (a)		300	325,137
Prudential Financial, Inc., 4.75%, 9/17/15		620	660,139
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		265	298,795

			5,838,939

Life Sciences Tools & Services – 0.1%
Life Technologies Corp.:
6.00%, 3/01/20		230	247,726
5.00%, 1/15/21		80	79,989

			327,715

Machinery – 0.0%
Navistar International Corp., 3.00%, 10/15/14		110	166,100

Media – 1.2%
CBS Corp.:
8.88%, 5/15/19		275	345,318
5.75%, 4/15/20		120	126,919
CCH II LLC/CCH II Capital Corp., 13.50%,
11/30/16		700	838,250
Clear Channel Worldwide Holdings, Inc., 9.25%,
12/15/17		521	570,756
Comcast Corp.:
5.88%, 2/15/18		392	432,140
6.95%, 8/15/37		145	157,859
COX Communications, Inc., 8.38%, 3/01/39 (a)		375	476,007
Discovery Communications LLC, 3.70%,
6/01/15		260	268,596
NBCUniversal Media LLC:
5.15%, 4/30/20 (a)		530	546,244
4.38%, 4/01/21 (a)		545	521,778
The New York Times Co., 6.63%, 12/15/16 (a)		1,000	1,010,000
News America, Inc.:
4.50%, 2/15/21 (a)		345	338,007
6.20%, 12/15/34		100	100,572
6.15%, 2/15/41 (a)		415	411,532
Time Warner Cable, Inc.:
5.00%, 2/01/20		190	192,095
5.88%, 11/15/40		250	234,912
Time Warner, Inc.:
4.70%, 1/15/21		110	109,532
6.10%, 7/15/40		80	78,303
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17 (a)		200	210,500
Virgin Media Secured Finance Plc, 6.50%,
1/15/18		280	305,900

			7,275,220

Metals & Mining – 0.1%
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20		130	128,343
4.88%, 4/01/21		120	118,365
Novelis, Inc., 8.75%, 12/15/20 (a)		315	346,500

			593,208

Multiline Retail – 0.1%
Dollar General Corp., 11.88%, 7/15/17 (j)		400	460,000

Oil, Gas & Consumable Fuels – 0.8%
Anadarko Petroleum Corp., 5.95%, 9/15/16		160	173,982
Arch Coal, Inc., 7.25%, 10/01/20		490	525,525
Chesapeake Energy Corp., 6.63%, 8/15/20		345	367,425
Consol Energy, Inc.:
8.00%, 4/01/17		303	331,785

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
8.25%, 4/01/20	USD	172	$190,705
Enterprise Products Operating LLC, 6.13%,
10/15/39		225	223,943
Kinder Morgan Energy Partners LP:
5.30%, 9/15/20		360	373,530
6.38%, 3/01/41		53	53,458
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		401	405,156
MEG Energy Corp., 6.50%, 3/15/21 (a)		275	279,469
Nexen, Inc., 7.50%, 7/30/39		335	377,218
Peabody Energy Corp., 6.50%, 9/15/20		455	487,987
Petrohawk Energy Corp., 7.25%, 8/15/18		489	503,670
Petroleos de Venezuela SA, 5.25%, 4/12/17		100	60,400
Rockies Express Pipeline LLC, 3.90%,
4/15/15 (a)		365	361,377
Valero Energy Corp.:
6.13%, 2/01/20		120	129,788
6.63%, 6/15/37		33	33,262

			4,878,680

Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd., 11.00%,
7/29/15 (a)(j)		161	162,485
International Paper Co.:
5.30%, 4/01/15		21	22,631
7.30%, 11/15/39		185	206,971
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		125	122,992

			515,079

Pharmaceuticals – 0.1%
Bristol-Myers Squibb Co., 6.88%, 8/01/97		25	28,064
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		270	272,640

			300,704

Real Estate Investment Trusts (REITs) – 0.1%
Hospitality Properties Trust, 5.63%, 3/15/17		186	192,947
Kimco Realty Corp., 6.88%, 10/01/19		130	151,683
Mack-Cali Realty LP, 7.75%, 8/15/19		155	186,766

			531,396

Real Estate Management & Development – 0.0%
Realogy Corp., 7.88%, 2/15/19 (a)		280	277,900

Road & Rail – 0.1%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40 (i)		500	506,357

Software – 0.1%
First Data Corp.:
7.38%, 6/15/19 (a)		245	250,206
12.63%, 1/15/21 (a)		285	309,225
Oracle Corp., 3.88%, 7/15/20 (a)		240	235,856

			795,287

Thrifts & Mortgage Finance – 0.4%
MGIC Investment Corp., 5.38%, 11/01/15		450	421,875
The PMI Group, Inc., 6.00%, 9/15/16		750	581,404
Radian Group, Inc.:
5.63%, 2/15/13		750	740,625
5.38%, 6/15/15		750	665,625

			2,409,529

Tobacco – 0.1%
Philip Morris International, Inc.:
6.88%, 3/17/14		275	315,625
4.50%, 3/26/20		440	452,101

			767,726

Wireless Telecommunication Services – 0.3%
America Movil SAB de CV, 6.38%, 3/01/35		75	80,861
Cricket Communications, Inc., 7.75%, 5/15/16		227	241,188
SBA Tower Trust, 4.25%, 4/15/15 (a)		500	521,009
Vodafone Group Plc, 4.15%, 6/10/14 (i)		900	954,144

			1,797,202

Total Corporate Bonds – 9.9%			60,407,130

Exchange-Traded Funds – 0.4%	Shares
Energy Select Sector SPDR Fund		29,350	2,342,423

Foreign Agency Obligations	Par (000)
Bank Nederlandse Gemeenten, 1.50%,
3/28/14 (a)	USD	1,255	1,246,516
CDP Financial, Inc., 3.00%, 11/25/14 (a)(i)		1,020	1,039,720
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (a)		139	129,775
Eksportfinans ASA:
0.50%, 4/05/13 (b)		315	315,000
2.00%, 9/15/15		1,300	1,271,683
5.50%, 5/25/16 (i)		575	645,557
Gazprom Capital:
9.63%, 3/01/13 (a)		200	227,280
9.63%, 3/01/13		680	772,480
Hydro Quebec, 8.40%, 1/15/22		405	548,915
Japan Finance Corp., 2.00%, 6/24/11		470	471,487
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13		350	352,513
Petrobras International Finance Co.:
3.88%, 1/27/16		805	810,381
6.88%, 1/20/40		150	157,080
VTB Capital SA, 7.50%, 10/12/11		110	112,904

Total Foreign Agency Obligations – 1.3%			8,101,291

Foreign Government Obligations
Argentina – 0.1%
Republic of Argentina:
8.28%, 12/31/33		299	266,754
2.50%, 12/31/38 (c)		90	38,835

			305,589

Brazil – 0.1%
Federal Republic of Brazil:
6.00%, 1/17/17		300	336,300
8.25%, 1/20/34		170	224,825

			561,125

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	19

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Colombia – 0.1%
Republic of Colombia:
7.38%, 3/18/19	USD	200	$240,000
7.38%, 9/18/37		240	285,000

			525,000

El Salvador – 0.0%
Republic of El Salvador, 7.65%, 6/15/35 (a)		55	54,807

Greece – 0.0%
Hellenic Republic, 4.60%, 9/20/40	EUR	80	61,143

Indonesia – 0.0%
Republic of Indonesia:
6.63%, 2/17/37 (a)	USD	100	107,500
7.75%, 1/17/38		110	131,175

			238,675

Israel – 0.0%
Israel Government AID Bond:
5.50%, 4/26/24		100	112,811
5.50%, 9/18/33		85	93,517

			206,328

Mexico – 0.1%
United Mexican States:
8.30%, 8/15/31		194	258,602
6.75%, 9/27/34		150	169,200
6.05%, 1/11/40		125	128,750

			556,552

Panama – 0.0%
Republic of Panama, 8.88%, 9/30/27		95	128,250

Peru – 0.0%
Republic of Peru, 6.55%, 3/14/37		215	232,737

Philippines – 0.1%
Republic of Philippines, 4.00%, 1/15/21		442	415,480

South Africa – 0.1%
Republic of South Africa, 5.50%, 3/09/20		500	529,375

Turkey – 0.1%
Republic of Turkey, 6.75%, 4/03/18		260	289,900

Ukraine – 0.0%
Ukraine Government, 7.75%, 9/23/20 (a)		160	165,000

Uruguay – 0.0%
Republic of Uruguay, 7.63%, 3/21/36		165	197,175

Venezuela – 0.1%
Republic of Venezuela:
8.50%, 10/08/14		200	182,400
9.25%, 9/15/27		437	322,287

			504,687

Total Foreign Government Obligations – 0.8%			4,971,823

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 2.9%
Adjustable Rate Mortgage Trust, Series 2005-7,
Class 4A1, 5.40%, 10/25/35 (b)		543	499,370
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.46%, 2/17/15 (a)(b)		770	768,366
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%,
10/25/37		977	761,192
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%,
6/25/35		931	866,864
Series 2005-59, Class 1A1, 0.58%,
11/20/35 (b)		1,201	747,142
Countrywide Home Loan Mortgage Pass-Through
Trust:
Series 2003-58, Class B1, 2.99%,
2/19/34 (b)		114	49,957
Series 2006-J2, Class 1A1, 6.00%,
4/25/36		572	503,134
Series 2006-J4, Class A9, 6.25%,
9/25/36		665	625,789
Series 2006-OA5, Class 3A1, 0.45%,
4/25/46 (b)		341	222,939
Series 2007-J3, Class A10, 6.00%,
7/25/37 (b)		830	708,374
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%,
10/25/21		159	132,414
Series 2011-2R, Class 1A1, 5.21%,
3/27/37 (a)(b)		397	390,769
Series 2011-2R, Class 2A1, 4.42%,
7/27/36 (a)(b)		931	942,871
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.52%,
8/25/35 (b)		123	115,120
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 2A1, 5.43%,
4/19/36 (b)		917	739,769
Harborview Mortgage Loan Trust,
Series 2005-10, Class 2A1A, 0.56%,
11/19/35 (b)		542	373,949
Homebanc Mortgage Trust, Series 2006-2,
Class A1, 0.43%, 12/25/36 (b)		388	297,911
Impac Commercial Mortgage-Backed Trust:
Series 2004-7, Class 1A1, 0.99%,
11/25/34 (b)		146	128,089
Series 2004-7, Class M4, 2.05%,
11/25/34 (b)		49	15,113
IndyMac INDA Mortgage Loan Trust,
Series 2007-AR7, Class 1A1, 5.88%,
11/25/37 (b)		416	344,789
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		75	73,726
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		73	71,731
Residential Accredit Loans, Inc.,
Series 2006-QO2, Class A1, 0.47%,
2/25/46 (b)		240	99,360
Residential Funding Mortgage Securities I:

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Series 2005-S8, Class A1, 5.50%,
11/25/35	USD	628	$611,482
Series 2007-S4, Class A2, 6.00%,
4/25/37		757	628,571
Structured Adjustable Rate Mortgage Loan Trust:
Series 2007-3, Class 2A1, 5.51%,
4/25/47 (b)		1,031	742,737
Series 2007-3, Class 3A1, 5.39%,
4/25/47 (b)		917	649,113
Structured Asset Securities Corp.:
Series 2001-21A, Class B2, 2.36%,
1/25/32 (b)		5	900
Series 2003-2A, Class B2II, 2.61%,
2/25/33 (b)		41	24,863
Thornburg Mortgage Securities Trust:
Series 2006-4, Class A1, 0.38%,
7/25/36 (b)		905	900,343
Series 2006-5, Class A1, 0.37%,
8/25/11 (b)		800	792,306
WaMu Mortgage Pass-Through Certificates:
Series 2003-AR3, Class B2, 2.62%,
4/25/33 (b)		40	23,426
Series 2003-AR5, Class B2, 2.70%,
6/25/33 (b)		134	54,902
Series 2003-AR8, Class B1, 2.72%,
8/25/33 (b)		154	100,229
Series 2004-AR1, Class B1, 2.63%,
3/25/34 (b)		703	216,326
Series 2004-AR3, Class B1, 2.71%,
6/25/34 (b)		170	73,382
Series 2006-AR18, Class 1A1, 5.12%,
1/25/37 (b)		651	506,977
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR16, Class 7A1, 5.21%,
10/25/35 (b)		542	537,177
Series 2006-AR2, Class 2A5, 2.77%,
3/25/36 (b)		1,380	1,187,114
Series 2006-AR10, Class 3A1, 2.86%,
7/25/36 (b)		746	700,809
Series 2006-AR12, Class 2A1, 5.89%,
9/25/36 (b)		219	198,219

			17,427,614

Commercial Mortgage-Backed Securities – 3.9%
Banc of America Commercial Mortgage, Inc.:
Series 2006-4, Class A4, 5.63%,
7/10/46		500	538,561
Series 2006-4, Class AM, 5.68%,
7/10/46		140	143,287
Series 2006-5, Class AM, 5.45%,
9/10/47		65	64,407
Series 2007-1, Class A4, 5.45%,
1/15/49		430	452,485
Series 2007-2, Class A4, 5.69%,
4/10/49 (b)		420	445,784
Series 2007-3, Class A4, 5.66%,
5/10/17 (b)		610	644,285
Series 2007-4, Class A4, 5.74%,
7/10/17 (b)		670	724,103
Bank of America-First Union National Bank
Commercial Mortgage, Series 2001-3,
Class A2, 5.46%, 4/11/37		834	839,034
Bear Stearns Commercial Mortgage Securities:
Series 2003-T12, Class A4, 4.68%,
8/13/39 (b)		1,025	1,077,489
Series 2005-PW10, Class AM, 5.45%,
12/15/15 (b)		70	72,084
Citigroup/Deutsche Bank Commercial Mortgage
Trust:
Series 2006-CD3, Class A5, 5.62%,
10/15/48		350	376,216
Series 2007-CD4, Class A4, 5.32%,
12/11/49		500	525,540
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%,
7/10/37 (b)		515	516,688
Series 2007-C9, Class A4, 5.81%,
12/10/49 (b)		370	401,468
Credit Suisse First Boston Mortgage Securities
Corp.:
Series 2002-CKN2, Class A3, 6.13%,
4/15/37		978	1,008,400
Series 2003-C3, Class A5, 3.94%,
5/15/38		1,020	1,053,142
CW Capital Cobalt Ltd., Series 2006-C1,
Class A4, 5.22%, 8/15/48		330	342,311
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/27 (a)		1,366	1,343,757
Series 2010-ESHA, Class C, 4.86%,
11/05/27 (a)		545	553,586
Series 2010-ESHA, Class D, 5.50%,
11/05/27 (a)		385	389,402
First Union National Bank Commercial
Mortgage, Series 2001-C4, Class A2, 6.22%,
12/12/33		959	974,311
GE Business Loan Trust:
Series 2003-1, Class A, 0.69%,
4/15/31 (a)(b)		91	85,015
Series 2003-1, Class B, 1.56%,
4/15/31 (a)(b)		61	45,707
Series 2003-2A, Class B, 1.26%,
11/15/31 (a)(b)		444	362,920
Series 2004-1, Class B, 0.96%,
5/15/32 (a)(b)		113	90,347
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1, Class AM, 5.29%,
11/10/45 (b)		110	109,179
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 5.89%,
7/10/38 (b)		170	164,066
Series 2006-GG7, Class AM, 5.89%,
7/10/38 (b)		180	186,818
Series 2007-GG9, Class A4, 5.44%,
1/10/17		670	709,170
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4, 5.56%,
11/10/39		240	258,130
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2006-CB14, Class AM, 5.44%,
12/12/44 (b)		180	181,655
Series 2007-CB18, Class A3, 5.45%,
6/12/47		500	514,462

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	21

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-CB18, Class A4, 5.44%,
1/12/17	USD	670	$706,505
Series 2007-CB19, Class A4, 5.74%,
4/12/17 (b)		670	717,517
LB-UBS Commercial Mortgage Trust:
Series 2001-C7, Class A4, 5.93%,
12/15/25		15	14,968
Series 2006-C4, Class AM, 5.90%,
6/15/38 (b)		80	85,030
Series 2006-C7, Class AM, 5.38%,
11/15/38		80	81,183
Series 2007-C2, Class A3, 5.43%,
2/15/40		470	495,249
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)		445	473,637
Series 2007-C7, Class A3, 5.87%,
9/15/45 (b)		420	449,564
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (a)(b)		290	302,682
Series 2003-IQ4, Class A2, 4.07%,
5/15/13		1,002	1,032,266
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		500	531,225
Series 2005-HQ6, Class A4A, 4.99%,
8/13/42		2,405	2,564,323
RBSCF Trust, Series 2010-RR3, Class WBTA,
5.90%, 4/16/17 (a)(b)		820	898,130
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A3, 5.21%,
10/15/44 (b)		84	85,490

			23,631,578

Interest Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		12	1,184
Series 1987-2, 11.00%, 3/06/17		11	1,427

			2,611

Interest Only Commercial Mortgage-Backed Securities – 0.0%
Structured Asset Securities Corp.,
Series 1996-CFL, Class X1, 2.09%,
2/25/28 (b)		253	12
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 1.49%,
5/25/36 (a)(b)		2,139	40,615

			40,627
Principal Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.29%, 2/17/17 (k)		13	12,876
Series 1987-2, 0.50%, 3/06/17 (k)		11	10,785

			23,661

Total Non-Agency Mortgage-Backed Securities – 6.8%			41,126,091

Preferred Securities
Capital Trusts
Capital Markets – 0.1%
Credit Suisse AG/Guernsey, 5.86% (b)(l)		530	514,100
Goldman Sachs Capital II, 5.79% (b)(l)		300	258,750
Lehman Brothers Holdings Capital Trust VII,
5.86% (b)(e)(h)(l)		110	11
State Street Capital Trust IV, 1.31%,
6/15/37 (b)		30	24,754

			797,615

Commercial Banks – 0.0%
Fifth Third Capital Trust IV, 6.50%,
4/15/67 (b)		55	53,556
SunTrust Capital VIII, 6.10%, 12/15/66 (b)		30	29,250
Wachovia Capital Trust III, 5.57% (b)(l)		30	27,525

			110,331

Diversified Financial Services – 0.1%
ABN Amro North American Holding Preferred
Capital Repackage Trust I, 6.52% (a)(b)(l)		75	71,625
JPMorgan Chase & Co., 7.90% (b)(l)		640	700,230
JPMorgan Chase Capital XXIII, 1.31%,
5/15/47 (b)		30	24,831

			796,686

Insurance – 0.1%
American International Group, Inc., 8.18%,
5/15/68 (b)		55	59,194
Genworth Financial, Inc., 6.15%,
11/15/66 (b)		45	35,550
Liberty Mutual Group, Inc., 10.75%,
6/15/88 (a)(b)		45	58,500
Swiss Re Capital I LP, 6.85% (a)(b)(l)		60	58,712
XL Group Plc, 6.50% (b)(l)		85	77,988

			289,944

Total Capital Trusts – 0.3%			1,994,576

Preferred Stocks	Shares
Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 0.05% (e)		10,000	17,000
Freddie Mac, 0.05% (e)		10,000	17,000

Total Preferred Stocks – 0.0%			34,000

Total Preferred Securities – 0.3%			2,028,576

Taxable Municipal Bonds	Par (000)
Chicago O’Hare International Airport RB, 6.40%,
1/01/40	USD	150	143,994
Metropolitan Transportation Authority New York
RB, 7.34%, 11/15/39		395	447,760
New York City Municipal Water Finance Authority
RB:
5.72%, 6/15/42		370	365,405
5.38%, 6/15/43		215	217,006
5.50%, 6/15/43		260	267,062
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		275	269,250
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		205	209,369

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
State of California GO, 5.45%, 4/01/15	USD	1,450	$1,546,323
University of California RB, 5.95%, 5/15/45		235	212,449

Total Taxable Municipal Bonds – 0.6%			3,678,618

U.S. Government Sponsored Agency Securities
Agency Obligations – 0.6%
Federal Home Loan Bank, 5.63%, 6/13/16 (m)		890	975,796
Freddie Mac:
5.25%, 4/18/16 (n)		760	860,135
3.53%, 9/30/19		460	453,843
Resolution Funding Corp. Interest Strip:
3.41%, 7/15/18 (k)		150	117,209
3.47%, 10/15/18 (k)		150	115,725
Small Business Administration Participation
Certificates, Series 1997-20F, Class 1,
7.20%, 6/01/17		183	201,738
Tennessee Valley Authority, 5.25%, 9/15/39		895	938,669

			3,663,115

Collateralized Mortgage Obligations – 0.0%
Fannie Mae, Series 2004-88, Class HA, 6.50%,
7/25/34		13	13,539
Freddie Mac, Series 2864, Class NA, 5.50%,
1/15/31		50	52,834

			66,373

Federal Deposit Insurance Corporation Guaranteed – 0.2%
General Electric Capital Corp.:
2.00%, 9/28/12		950	969,555
2.13%, 12/21/12		385	394,095

			1,363,650

Interest Only Collateralized Mortgage Obligations – 0.2%
Fannie Mae, Series 2003-T1, Class R, 0.50%,
11/25/12 (b)		6,101	47,032
Ginnie Mae:
Series 2009-106, Class SU, 5.95%,
5/20/37 (b)		1,059	125,098
Series 2010-43, Class JI, 5.00%,
9/20/37		1,238	204,354
Series 2010-121, Class IB, 5.00%,
8/20/40		778	143,219
Series 2010-165, Class IP, 4.00%,
4/20/38		1,981	359,132

			878,835

Mortgage-Backed Securities – 25.0%
Fannie Mae Mortgage-Backed Securities:
6.00%, 9/01/11-4/01/41 (o)		9,210	10,049,393
7.00%, 8/01/14-1/01/16		49	52,360
7.50%, 10/01/25 (d)		–	3
3.50%, 1/01/26-3/01/26		5,642	5,665,154
4.00%, 4/01/26-4/01/41 (o)		33,128	32,693,363
4.50%, 4/01/26-4/01/41 (n)(o)		31,917	32,462,727
5.00%, 4/01/26-4/01/41 (o)		19,193	20,056,523
5.50%, 4/01/26-4/01/41 (n)(o)		26,297	28,176,776
2.46%, 12/01/34 (b)		462	484,489
3.32%, 12/01/40 (b)		503	511,415
3.05%, 3/01/41 (b)		200	203,458
3.15%, 3/01/41 (b)		400	407,776
6.50%, 4/01/41 (o)		3,300	3,699,094
Freddie Mac Mortgage-Backed Securities:
6.00%, 4/01/13-6/01/16		31	33,147
9.50%, 12/01/22		95	110,118
8.00%, 2/01/23-8/01/27		11	12,761
5.50%, 8/01/33-4/01/41 (o)		117	124,621
5.00%, 7/01/35		8,228	8,639,786
2.51%, 12/01/35 (b)		243	257,084
4.99%, 4/01/38 (b)		531	563,363
4.50%, 12/01/40-3/01/41		6,645	6,761,371
3.06%, 2/01/41 (b)		400	408,058
Ginnie Mae Mortgage-Backed Securities:
5.50%, 4/15/33-8/15/33		279	304,451
5.00%, 10/20/33		665	711,047
1.88%, 5/20/34 (b)		85	87,280

			152,475,618

Total U.S. Government Sponsored Agency Securities – 26.0%			158,447,591

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21 (n)		2,140	3,000,077
6.25%, 8/15/23 (m)(n)		1,700	2,111,188
3.50%, 2/15/39 (n)		1,380	1,157,044
4.25%, 5/15/39-11/15/40 (n)		6,050	5,791,938
4.38%, 5/15/40 (n)		505	493,718
3.88%, 8/15/40 (n)		450	402,680
4.75%, 2/15/41 (n)		4,610	4,791,519
U.S. Treasury Notes:
0.88%, 2/29/12 (n)		5,285	5,312,641
0.75%, 3/31/13 (n)		4,810	4,806,248
0.50%, 10/15/13 (n)		1,415	1,395,654
1.25%, 3/15/14 (n)		580	579,820
2.13%, 2/29/16		4,160	4,147,000
2.75%, 2/28/18 (n)		1,405	1,394,353
2.63%, 8/15/20		595	558,184
3.63%, 2/15/21		4,590	4,655,265

Total U.S. Treasury Obligations – 6.7%			40,597,329

Rights – 0.0%	Shares
Porsche Automobil Holding SE (Issued/Exercisable 3/30/11, Expires 4/12/11, Strike Price EUR 38) (e)		3,400	29,475

Total Rights – 0.0%			29,475

Warrants
DB Sberbank (Issued/Exercisable 2/28/08, 1 Share for 1 Warrant, Expires 2/28/18)		242,447	910,388
Unione di Banche Italiane ScpA (Issued/Exercisable 5/21/09, 1 Share for 20 Warrants, Expires 6/30/11, Strike Price EUR 12.30) (e)		8,600	11

Total Warrants – 0.1%			910,399

Total Long-Term Investments (Cost – $646,785,285) – 120.9%			736,580,035

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	23

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)/ Shares		Value
Borrowed Bond Agreements – 0.0%
Deutsche Bank AG, 0.21%, 4/15/11	USD	43	$43,481
Money Market Funds – 4.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (p)(q)		26,113,915	26,113,915

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.43% (p)(q)(r)	USD	656	656,150

Total Short-Term Securities (Cost – $26,813,546) – 4.4%			26,813,546

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11		5	859
U.S. Treasury Notes (10 Year), Strike Price USD
120, Expires 5/20/11		64	51,000

			51,859

Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.25, Expires 9/16/11		213	154,425
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.50, Expires 9/16/11		81	71,887
U.S. Treasury Notes (10 Year), Strike Price USD
119.50, Expires 5/20/11		5	3,203

			229,515

Over-the-Counter Call Options Purchased – 0.0%
USD Currency, Strike Price JPY 84, Expires
6/27/11, Broker Morgan Stanley Capital
Services, Inc.		266	42,560
USD Currency, Strike Price JPY 84, Expires
6/27/11, Broker UBS AG		133	21,280
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Citibank, N.A.		163	6,748
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Deutsche Bank AG		163	6,748
USD Currency, Strike Price JPY 86, Expires
5/20/11, Broker Royal Bank of Scotland Plc		240	9,936
USD Currency, Strike Price JPY 86, Expires
6/27/11, Broker Citibank, N.A.		113	9,729
USD Currency, Strike Price JPY 86, Expires
6/27/11, Broker Deutsche Bank AG		286	24,625

			121,626

Over-the-Counter Put Options Purchased – 0.0%
EUR Currency, Strike Price USD 1.32, Expires
5/19/11, Broker Deutsche Bank AG		355	4,629
EUR Currency, Strike Price USD 1.32, Expires
5/19/11, Broker Royal Bank of Scotland Plc		355	4,629

			9,258

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased – 0.3%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	5,100	$32,003
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		2,600	9,007
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,600	10,500
Receive a fixed rate of 3.350% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank, N.A.		2,100	31,256
Receive a fixed rate of 3.455% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		3,000	51,595
Receive a fixed rate of 3.535% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		3,500	58,411
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,700	33,648
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,600	61,027
Receive a fixed rate of 3.760% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Royal Bank of Scotland Plc		2,300	55,381
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank, N.A.		800	21,556
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		8,600	221,131
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		800	23,209
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		2,200	65,060
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		2,500	77,491
Receive a fixed rate of 3.990% and pay a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		900	30,941
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		3,200	115,772
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		1,600	60,142

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	USD	1,300	$49,012
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		1,200	59,144
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,200	61,745
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		1,300	68,170
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		5,000	362,805

			1,559,006

Over-the-Counter Put Swaptions Purchased – 0.4%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		5,100	41,437
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		2,500	10,221
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		2,600	180,505
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,600	111,888
Pay a fixed rate of 3.350% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank, N.A.		2,100	196,258
Pay a fixed rate of 3.455% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		3,000	261,709
Pay a fixed rate of 3.535% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		3,500	166,080
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,700	72,465
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,600	172,590
Pay a fixed rate of 3.760% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Royal Bank of Scotland Plc		2,300	63,973
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank, N.A.		800	73,243
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank, N.A.		8,600	50,797
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		800	71,979
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		2,200	120,633
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		2,500	134,152
Pay a fixed rate of 3.990% and receive a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		900	28,507
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		3,200	8,991
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.		1,600	59,092
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		1,300	47,888
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 5/24/11, Broker JPMorgan Chase Bank, N.A.		5,300	10,426
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		1,200	28,890
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,200	27,614
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		1,300	38,451
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		5,000	286,806

			2,264,595

Total Options Purchased
(Cost — $5,021,325) — 0.7%			4,235,859

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $678,620,156*) — 126.0%			767,629,440

Borrowed Bonds	Par (000)
U.S. Treasury Bonds, 4.25%, 11/15/40		45	(43,038)

Total Borrowed Bonds (Proceeds — $42,919) — (0.0)%			(43,038)

TBA Sale Commitments (o)
Fannie Mae Mortgage-Backed Securities:
3.50%, 4/01/26		5,300	(5,316,563)
4.00%, 4/01/41		24,900	(24,495,375)
4.50%, 4/01/41		6,300	(6,410,250)
5.00%, 4/01/41		7,900	(8,256,375)
5.50%, 4/01/41		19,300	(20,637,156)
6.00%, 4/01/41		4,000	(4,350,000)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	25

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

TBA Sale Commitments (o)	Par (000)		Value
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/41	USD	6,600	$(6,680,454)
5.00%, 4/01/41		7,700	(8,008,000)
Total TBA Sale Commitments (Proceeds – $83,926,957) – (13.8)%			(84,154,173)

Options Written	Contracts
Exchange-Traded Call Options Written — (0.0)%
U.S. Treasury Notes (10 Year), Strike Price USD 121, Expires 5/20/11		64	(31,000)
U.S. Treasury Notes (10 Year), Strike Price USD 122, Expires 5/20/11		64	(17,000)

			(48,000)

Exchange-Traded Put Options Written — (0.1)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 97.75, Expires 9/16/11		213	(77,213)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98, Expires 9/16/11		81	(42,525)

			(119,738)

Over-the-Counter Call Options Written — (0.0)%
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Citibank, N.A.		113	(18,080)
USD Currency, Strike Price JPY 84, Expires 6/27/11, Broker Deutsche Bank AG		286	(45,760)

			(63,840)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written — (0.4)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	USD	5,100	(51,638)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	700	(18,181)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	1,800	(46,195)
Pay a fixed rate of 3.810% and receive a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker UBS AG		1,300	(34,602)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		1,300	(35,544)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank, N.A.		900	(24,846)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		700	(19,963)
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		2,500	(70,516)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG		4,300	(113,255)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		2,700	(81,978)
Pay a fixed rate of 3.950% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		1,000	(32,816)
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		1,700	(59,353)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		1,600	(56,734)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,200	(42,341)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		2,000	(71,374)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,300	(44,288)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		1,900	(68,472)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		1,900	(76,321)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		1,400	(48,181)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		3,700	(149,404)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,800	(62,559)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		400	(17,442)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		2,100	(132,267)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		1,300	(68,756)
Pay a fixed rate of 4.763% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		600	(35,477)
Pay a fixed rate of 4.840% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker JPMorgan Chase Bank, N.A.		1,300	(77,125)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		1,500	(91,873)
See Notes to Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	USD	2,600	$(184,149)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		2,000	(144,180)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		3,300	(247,544)
Pay a fixed rate of 5.070% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		1,900	(137,409)
Pay a fixed rate of 5.105% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank, N.A.		2,100	(155,278)

			(2,500,061)

Over-the-Counter Put Swaptions Written – (0.4)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		5,100	(32,317)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		2,000	(33,224)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	700	(76,928)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	1,800	(131,009)
Receive a fixed rate of 3.810% and pay a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker UBS AG		1,300	(45,613)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		1,300	(45,063)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank, N.A.		900	(53,504)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		700	(23,437)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		2,500	(171,614)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG		4,300	(33,569)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		2,700	(115,635)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		1,000	(29,723)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank, N.A.		1,700	(51,893)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		1,600	(52,912)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,200	(46,355)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		2,000	(65,759)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,300	(79,930)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		1,900	(86,587)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas		1,900	(3,680)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		1,400	(105,544)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		3,700	(6,769)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,800	(134,090)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		400	(24,508)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank, N.A.		4,200	(190,759)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		2,100	(28,159)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		1,300	(62,176)
Receive a fixed rate of 4.763% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc		600	(34,185)
Receive a fixed rate of 4.840% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker JPMorgan Chase Bank, N.A.		1,300	(85,343)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		1,500	(95,887)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		2,600	(93,192)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		2,000	(70,381)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	27

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	USD	3,300	$(117,586)
Receive a fixed rate of 5.070% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		1,900	(90,195)
Receive a fixed rate of 5.105% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank, N.A.		2,100	(97,466)

			(2,414,992)

Total Options Written
(Premiums Received – $5,885,619) – (0.9)%			(5,146,631)

Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written – 111.3%			678,285,598
Liabilities in Excess of Other Assets – (11.3)%			(69,129,550)

Net Assets – 100.0%			$609,156,048

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$686,961,880

Gross unrealized appreciation	$92,540,700
Gross unrealized depreciation	(11,873,140)

Net unrealized appreciation	$80,667,560

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Par is less than $500.
(e)	Non-income producing security.
(f)	Security, or a portion of security, is on loan.
(g)	Restricted security as to resale. As of report date the Fund held 0.1% of its net assets, with a current value of $498,680 and an original cost of $317,045, in these securities.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(j)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(k)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(l)	Security is perpetual in nature and has no stated maturity date.
(m)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(n)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(o)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$3,663,000	$14,625
BNP Paribas	$6,453,750	$24,688
Citibank, N.A.	$(8,568,906)	$(27,969)
Credit Suisse International	$(12,455,375)	$(37,879)
Deutsche Bank AG	$(18,885,750)	$(36,074)
Goldman Sachs Bank USA	$6,924,953	$(15,153)
JPMorgan Chase Bank, N.A.	$24,342,563	$(35,453)
Morgan Stanley Capital Services, Inc.	$(947,625)	$8,492
Nomura Securities International, Inc.	$8,194,500	$8,031
UBS AG	$3,296,781	$12,891
Wells Fargo & Co.	$(303,657)	$480

(p)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity		Shares/ Beneficial Interest Held at March 31, 2011	Realized Gain	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	11,103,225	15,010,690		26,113,915	$98	$12,480
BlackRock
Liquidity
Series, LLC
Money Market
Series	$1,945,650	$(1,289,500	)$	656,150	–	$2,806

(q)	Represents the current yield as of report date.
(r)	Security was purchased with the cash collateral from loaned securities.

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank Plc	0.21%	11/23/10	Open	$2,273,334	$2,271,625
Bank of America, N.A.	0.27%	11/16/10	Open	$900,568	899,650
Bank of America, N.A.	0.19%	12/13/10	Open	$1,887,735	1,886,650
Bank of America, N.A.	0.23%	12/13/10	Open	$950,787	950,125

See Notes to Financial Statements.

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank Plc	0.25%	1/18/11	Open	$5,333,946	$5,331,244
Credit Suisse International	0.24%	3/10/11	4/13/11	$12,602,856	12,600,000
Deutsche Bank AG	0.20%	3/15/11	4/15/11	$568,323	568,225
Deutsche Bank AG	0.21%	3/15/11	4/15/11	$1,402,872	1,402,619
Deutsche Bank AG	0.21%	3/15/11	4/15/11	$4,866,911	4,866,031
Bank of America, N.A.	(0.12)%	3/31/11	4/01/11	$579,998	580,000
Deutsche Bank AG	0.00%	3/31/11	4/01/11	$5,340,000	5,340,000
Credit Suisse International	0.01%	3/31/11	4/01/11	$3,422,101	3,422,100
Credit Suisse International	0.13%	3/31/11	4/01/11	$1,190,704	1,190,700
Credit Suisse International	0.14%	3/31/11	4/01/11	$1,399,736	1,399,731
Credit Suisse International	0.16%	3/31/11	4/01/11	$470,589	470,587
Credit Suisse International	0.16%	3/31/11	4/01/11	$4,828,996	4,828,975
Bank of America, N.A.	0.17%	3/31/11	4/01/11	$4,804,010	4,803,988
BNP Paribas	0.17%	3/31/11	4/15/11	$2,571,520	2,571,338

Total					$55,383,588

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 112,000	USD	115,349	Citibank, N.A.	4/01/11	$175
GBP 184,000	USD	293,979	Deutsche Bank AG	4/01/11	1,195
JPY 2,842,044	USD	34,655	Citibank, N.A.	4/01/11	(488)
USD 5,148	CAD	5,000	Citibank, N.A.	4/01/11	(9)
USD 20,774	GBP	13,000	Citibank, N.A.	4/01/11	(81)
USD 167,012	JPY	13,750,000	Royal Bank of Scotland Plc	4/01/11	1,708
USD 36,504	NOK	205,000	Deutsche Bank AG	4/01/11	(565)
CAD 22,000	USD	22,678	Deutsche Bank AG	4/04/11	14
USD 48,000	CAD	49,517	Morgan Stanley Capital Services, Inc.	4/04/11	(7)
USD 7,219	CAD	7,000	Morgan Stanley Capital Services, Inc.	4/04/11	(2)
USD 12,847	GBP	8,000	Citibank, N.A.	4/04/11	13
USD 137,257	NOK	765,000	Deutsche Bank AG	4/04/11	(1,073)
USD 135,017	JPY	11,209,000	Citibank, N.A.	4/04/11	261
USD 85,913	JPY	7,117,000	Citibank, N.A.	4/05/11	352
USD 74,595	NOK	412,000	Citibank, N.A.	4/05/11	96
AUD 590,000	USD	585,666	Citibank, N.A.	4/14/11	23,549
EUR 368,000	USD	490,807	Morgan Stanley Capital Services, Inc.	4/14/11	30,585
GBP 1,376,000	USD	2,181,710	Morgan Stanley Capital Services, Inc.	4/14/11	25,335
JPY 43,146,000	USD	531,797	Citibank, N.A.	4/14/11	(13,050)
JPY 15,553,000	USD	192,567	Citibank, N.A.	4/14/11	(5,572)
JPY 11,627,000	USD	142,396	Citibank, N.A.	4/14/11	(2,604)
JPY 13,750,000	USD	167,024	Citibank, N.A.	4/14/11	(1,707)
JPY 7,117,000	USD	85,917	Citibank, N.A.	4/14/11	(356)
JPY 30,566,000	USD	372,317	Deutsche Bank AG	4/14/11	(4,820)
JPY 10,950,000	USD	139,156	Citibank, N.A.	4/14/11	(7,503)
			Morgan Stanley Capital
USD 477,073	EUR	368,000	Services, Inc.	4/14/11	(44,319)
USD 453,960	GBP	291,000	Citibank, N.A.	4/14/11	(12,792)
			Morgan Stanley Capital
USD 2,145,579	GBP	1,376,000	Services, Inc.	4/14/11	(61,466)
USD 24,273	JPY	2,006,000	Citibank, N.A.	4/14/11	154
USD 24,523	JPY	2,009,000	Citibank, N.A.	4/14/11	369
USD 184,076	JPY	15,250,000	Citibank, N.A.	4/14/11	724
USD 246,200	JPY	19,945,000	Citibank, N.A.	4/14/11	6,400
USD 790,000	JPY	64,219,100	Citibank, N.A.	4/14/11	17,890
USD 465,414	JPY	38,263,000	Deutsche Bank AG	4/14/11	5,376
USD 1,150,135	JPY	94,870,000	Deutsche Bank AG	4/14/11	9,506
USD 21,915	JPY	1,774,000	Morgan Stanley Capital Services, Inc.	4/14/11	586
USD 340,876	JPY	27,612,000	Royal Bank of Scotland Plc	4/14/11	8,895
USD 752,445	JPY	61,790,000	UBS AG	4/14/11	9,539
USD 472,817	EUR	345,500	Citibank, N.A.	4/27/11	(16,580)
EUR 565,000	USD	774,435	Citibank, N.A.	5/06/11	25,737
USD 761,474	EUR	565,000	UBS AG	5/06/11	(38,698)
EUR 125,000	JPY	14,279,487	Citibank, N.A.	5/11/11	5,299
EUR 210,000	JPY	24,119,949	Deutsche Bank AG	5/11/11	7,334
JPY 23,740,500	EUR	210,000	Citibank, N.A.	5/11/11	(11,897)
JPY 13,937,212	EUR	125,000	Citibank, N.A.	5/11/11	(9,415)
JPY 35,249,720	USD	440,000	Citibank, N.A.	5/16/11	(16,106)
USD 440,000	JPY	34,404,920	BNP Paribas	5/16/11	26,265
JPY 11,209,000	USD	135,025	Citibank, N.A.	6/15/11	(258)

Total					$(42,011)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	29

Schedule of Investments (continued)

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
20	Australian Dollar Futures	Chicago Mercantile	June 2011	$2,054,600	$57,656
1	Euro-Bund	Eurex	June 2011	$171,877	(1,671)
2	Euro Dollar Futures	Chicago Mercantile	June 2011	$498,200	43
77	Euro-Schatz	Eurex	June 2011	$11,695,899	(25,394)
34	E-Mini S&P 500 Futures	Chicago Mercantile	June 2011	$2,245,700	9,675
12	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2011	$1,442,250	(737)
112	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2011	$13,080,375	16,883
250	Nikkei 225 Futures	Chicago Mercantile	June 2011	$14,606,877	270,485
3	Euro Dollar Futures	Chicago Mercantile	June 2012	$740,963	(554)
7	Euro Dollar Futures	Chicago Mercantile	September 2012	$1,722,175	(318)
8	Euro Dollar Futures	Chicago Mercantile	December 2012	$1,961,000	(578)
4	Euro Dollar Futures	Chicago Mercantile	March 2013	$977,550	(1,139)
8	Euro Dollar Futures	Chicago Mercantile	June 2013	$1,949,700	(705)
11	Euro Dollar Futures	Chicago Mercantile	September 2013	$2,673,962	(1,283)
8	Euro Dollar Futures	Chicago Mercantile	December 2013	$1,939,900	(378)
1	Euro Dollar Futures	Chicago Mercantile	March 2014	$241,950	(922)

Total					$321,063

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
90	Japanese Yen Futures	Chicago Mercantile	June 2011	$13,545,000	$267,929
260	E-Mini MidCap Futures	Chicago Mercantile	June 2011	$25,662,000	(583,161)
145	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2011	$17,259,531	(9,441)
168	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2011	$36,645,000	24,732
90	Ultra Treasury Bonds	Chicago Board Options	June 2011	$11,120,625	(54,792)
51	Euro Dollar Futures	Chicago Mercantile	December 2011	$12,672,862	(45,543)
3	Euro Dollar Futures	Chicago Mercantile	March 2012	$743,588	(779)

Total					$(401,055)

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.63%(a)	3-month LIBOR	Credit Suisse International	11/26/12	USD	11,000	$1,256
0.85%(a)	3-month LIBOR	Deutsche Bank AG	1/26/13	USD	900	(835)
0.86%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/26/13	USD	3,400	(4,268)
0.83%(a)	3-month LIBOR	Deutsche Bank AG	1/27/13	USD	200	(130)
0.98%(a)	3-month LIBOR	Deutsche Bank AG	2/22/13	USD	4,900	(11,780)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	4,600	(3,734)
0.83%(a)	3-month LIBOR	Goldman Sachs Bank USA	3/15/13	USD	3,800	6,081
0.80%(a)	3-month LIBOR	Deutsche Bank AG	3/21/13	USD	1,200	2,914
0.83%(a)	3-month LIBOR	Deutsche Bank AG	3/23/13	USD	2,400	4,832
0.85%(b)	3-month LIBOR	Citibank, N.A.	3/24/13	USD	5,000	(8,016)
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	1,600	(4,295)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	2,400	(12,351)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	2,400	(710)
1.59%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	1,600	(6,369)
2.48%(a)	3-month LIBOR	Deutsche Bank AG	2/22/16	USD	3,300	(23,672)
2.38%(a)	3-month LIBOR	Deutsche Bank AG	3/11/16	USD	2,200	(1,163)
2.33%(a)	3-month LIBOR	Deutsche Bank AG	3/29/16	USD	2,000	7,434
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	1,300	33,574
2.57%(b)	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	400	(26,780)

See Notes to Financial Statements.

30	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)			Unrealized Appreciation (Depreciation)
3.39%(b)	3-month LIBOR	Deutsche Bank AG	12/24/20	U	SD	800	$(1,119)
3.50%(a)	3-month LIBOR	Deutsche Bank AG	1/25/21	U	SD	1,600	(5,451)
3.46%(b)	3-month LIBOR	Deutsche Bank AG	1/28/21	U	SD	1,200	(944)
3.52%(b)	3-month LIBOR	Citibank, N.A.	1/31/21	U	SD	600	2,717
3.64%(b)	3-month LIBOR	Citibank, N.A.	2/07/21	U	SD	2,400	33,323
2.80%(b)	3-month LIBOR	Deutsche Bank AG	2/10/21	U	SD	300	(12,820)
3.73%(b)	3-month LIBOR	Credit Suisse International	2/15/21	U	SD	400	8,295
3.77%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	2/15/21	U	SD	700	16,873
3.67%(b)	3-month LIBOR	Credit Suisse International	2/22/21	U	SD	1,100	15,708
3.57%(b)	3-month LIBOR	Citibank, N.A.	2/25/21	U	SD	100	588
3.56%(b)	3-month LIBOR	Deutsche Bank AG	2/28/21	U	SD	1,000	4,013
3.57%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	2/28/21	U	SD	1,300	6,910
3.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	3/09/21	U	SD	400	2,605
3.62%(b)	3-month LIBOR	Citibank, N.A.	3/11/21	U	SD	2,500	20,301
3.50%(b)	3-month LIBOR	Deutsche Bank AG	3/15/21	U	SD	700	(2,010)
3.38%(a)	3-month LIBOR	Deutsche Bank AG	3/21/21	U	SD	400	5,516
3.40%(a)	3-month LIBOR	Citibank, N.A.	3/23/21	U	SD	500	5,845
3.58%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	U	SD	400	(1,223)
3.57%(b)	3-month LIBOR	Citibank, N.A.	3/31/21	U	SD	600	1,198
4.47%(a)	3-month LIBOR	Barclays Bank Plc	2/15/41	U	SD	300	(11,459)

Total							$40,854

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of March 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)			Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank, N.A.	3/20/13	U	SD	750	$(27,041)
Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	U	SD	750	(18,656)
MGIC Investment Corp.	5.00%	Citibank, N.A.	12/20/15	U	SD	450	(20,968)
Spain Government Bonds	1.00%	Citibank, N.A.	3/20/16	U	SD	262	(3,401)
Spain Government Bonds	1.00%	JPMorgan Chase Bank, N.A.	3/20/16	U	SD	656	(7,973)
Spain Government Bonds	1.00%	JPMorgan Chase Bank, N.A.	3/20/16	U	SD	656	(7,054)
The PMI Group, Inc.	5.00%	Citibank, N.A.	9/20/16	U	SD	750	22,790
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	U	SD	1,000	(16,245)

Total							$(78,548)

•	Credit default swaps on traded indexes – buy protection outstanding as of March 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)			Unrealized Depreciation
CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	U	SD	540	$(2,757)

•	Credit default swaps on traded indexes – sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]			Unrealized Appreciation
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	U	SD	3,350	$1,372

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	31

Schedule of Investments (continued)

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)			Unrealized Appreciation (Depreciation)
6.50%	Barclays Bank Plc	1/12/38	U	SD	466	$(2,521)[1]
6.50%	Citibank, N.A.	1/12/38	U	SD	466	2,105 [1]
	Credit Suisse
6.50%	International	1/12/38	U	SD	533	4,595 [1]
	Goldman Sachs
6.50%	Bank USA	1/12/38	U	SD	899	(17,119)[1]
	JPMorgan Chase
6.50%	Bank, N.A.	1/12/38	U	SD	899	(14,011)[1]
	Morgan Stanley
6.50%	Capital Services, Inc.	1/12/38	U	SD	1,266	9,725 [1]

Total						$(17,226)

[1]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Portfolio abbreviations:

ADR	American Depositary Receipts	LIBOR	London InterBank Offered Rate
AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	RB	Revenue Bonds
EUR	Euro	TBA	To-Be-Announced
GBP	British Pound	USD	US Dollar
GO	General Obligation
JPY	Japanese Yen

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$12,288,014	$1,535,891	$13,823,905
Collateralized Debt Obligations	–	–	–	–
Common Stocks	$317,061,731	82,901,206	152,447	400,115,384
Corporate Bonds	–	60,407,130	–	60,407,130
Exchange-Traded Funds	2,342,423	–	–	2,342,423
Foreign Agency Obligations	–	8,101,291	–	8,101,291
Foreign Government Obligations	–	4,971,823	–	4,971,823
Non-Agency Mortgage-Backed Securities	–	41,126,091	–	41,126,091
Preferred Securities	34,000	1,994,576	–	2,028,576
Taxable Municipal Bonds	–	3,678,618	–	3,678,618
U.S. Government Sponsored Agency Securities	–	158,447,591	–	158,447,591
U.S. Treasury Obligations	–	40,597,329	–	40,597,329
Rights	29,475	–	–	29,475
Warrants	910,399	–	–	910,399
Short-Term Securities	26,113,915	699,631	–	26,813,546
Liabilities:
Investments in Securities:
Borrowed Bonds	–	(43,038)	–	(43,038)
TBA Sale Commitments	–	(84,154,173)	–	(84,154,173)

Total	$346,491,943	$331,016,089	$1,688,338	$679,196,370

See Notes to Financial Statements.

32	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$24,162	–	$24,162
Equity contracts	$280,160	–	–	280,160
Foreign currency exchange contracts	3,814	203,543	–	207,357
Interest rate contracts	648,617	4,150,893	–	4,799,510
Liabilities:
Credit contracts	–	(104,095)	–	(104,095)
Equity contracts	(583,161)	–	–	(583,161)
Foreign currency exchange contracts	(2,218)	(247,150)	–	(249,368)
Interest rate contracts	(311,972)	(5,151,673)	–	(5,463,645)

Total	$35,240	$(1,124,320)	–	$(1,089,080)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	33

Statement of Assets and Liabilities

March 31, 2011 (Unaudited)
Assets
Investments at value – unaffiliated (including securities loaned at value of $642,656) (cost – $651,850,091)	$740,859,375
Investments at value – affiliated (cost – $26,770,065)	26,770,065
Cash	17,248
Cash pledged as collateral for financial futures contracts	4,158,000
Swap premiums paid	287,471
TBA sale commitments receivable	83,926,957
Investments sold receivable	113,993,240
Foreign currency at value (cost – $690,115)	690,936
Interest receivable	1,847,756
Dividends and reclaims receivable	749,606
Capital shares sold receivable	486,600
Unrealized appreciation on swaps	220,570
Unrealized appreciation on foreign currency exchange contracts	207,357
Principal paydown receivable	24,072
Margin variation receivable	8,771
Dividends receivable – affiliated	2,048
Securities lending income receivable – affiliated	316
Receivable from advisor	85
Prepaid expenses	70,617

Total assets	974,321,090

Liabilities
TBA sale commitments at value (proceeds $83,926,957)	84,154,173
Reverse repurchase agreements payable	55,383,588
Borrowed bonds (proceeds $42,919)	43,038
Options written at value (premiums received $5,885,619)	5,146,631
Collateral on securities loaned at value	656,150
Investments purchased payable	216,532,870
Capital shares redeemed payable	740,959
Cash received as collateral for swaps contracts	600,000
Investment advisory fees payable	279,161
Unrealized depreciation on swaps	276,875
Unrealized depreciation on foreign currency exchange contracts	249,368
Margin variation payable	207,952
Service and distribution fees payable	206,138
Interest expense payable	138,078
Other affiliates payable	47,674
Officer’s and Trustees’ fees payable	3,078
Other accrued expenses payable	499,309

Total liabilities	365,165,042

Net Assets	$609,156,048

Net Assets Consist of
Paid-in capital	$529,482,874
Undistributed net investment income	933,326
Accumulated net realized loss	(10,368,317)
Net unrealized appreciation/depreciation	89,108,165

Net Assets	$609,156,048

Net Asset Value
Institutional – Based on net assets of $45,183,107 and 2,857,525 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.81

Service – Based on net assets of $1,835,995 and 116,450 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.77

Investor A – Based on net assets of $423,062,755 and 26,850,046 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.76

Investor B – Based on net assets of $45,378,514 and 2,912,664 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.58

Investor C – Based on net assets of $93,695,677 and 6,040,858 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.51

See Notes to Financial Statements.

34	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Statement of Operations

Six Months Ended March 31, 2011 (Unaudited)
Investment Income
Interest	$5,239,488
Dividends and reclaims	3,053,202
Foreign taxes withheld	(66,278)
Securities lending – affiliated	2,806
Dividends – affiliated	12,480

Total income	8,241,698

Expenses
Investment advisory	1,618,862
Service and distribution – class specific	1,199,115
Transfer agent – class specific	428,298
Administration	216,251
Custodian	168,651
Administration – class specific	73,600
Professional	61,554
Printing	54,956
Registration	18,139
Officer and Trustees	8,107
Miscellaneous	84,934

Total expenses excluding interest expense	3,932,467
Interest expense	57,411

Total expenses	3,989,878
Less fees waived by advisor	(5,005)
Less administration fees waived – class specific	(3,162)
Less transfer agent fees waived – class specific	(39)
Less transfer agent fees reimbursed – class specific	(181)
Less fees paid indirectly	(667)

Total expenses after fees waived, reimbursed and paid indirectly	3,980,824

Net investment income	4,260,874

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	35,601,706
Options written	17,036
Financial futures contracts	1,920,503
Swaps	(1,581,384)
Foreign currency transactions	42,183

36,000,044

Net change in unrealized appreciation/depreciation on:
Investments	21,225,177
Options written	2,060,699
Financial futures contracts	(61,636)
Swaps	878,003
Foreign currency transactions	(325,414)
Borrowed bonds	(119)

23,776,710

Total realized and unrealized gain	59,776,754

Net Increase in Net Assets Resulting from Operations	$64,037,628

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	35

Statements of Changes in Net Assets

Increase in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations
Net investment income	$4,260,874	$8,658,387
Net realized gain	36,000,044	28,150,009
Net change in unrealized appreciation/depreciation	23,776,710	12,685,068

Net increase in net assets resulting from operations	64,037,628	49,493,464

Dividends to Shareholders From
Net investment income:
Institutional	(487,437)	(688,718)
Service	(17,752)	(27,574)
Investor A	(4,104,042)	(6,663,807)
Investor B	(307,553)	(563,670)
Investor C	(613,096)	(876,207)

Decrease in net assets resulting from dividends to shareholders	(5,529,880)	(8,819,976)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(9,278,309)	(15,094,728)

Net Assets
Total increase in net assets	49,229,439	25,578,760
Beginning of period	559,926,609	534,347,849

End of period	$609,156,048	$559,926,609

Undistributed net investment income	$933,326	$2,202,332

See Notes to Financial Statements.

36	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Financial Highlights

	Institutional Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.31	$13.28	$12.96	$17.07	$15.53	$15.51

Net investment income[1]	0.14	0.29	0.27	0.33	0.33	0.31
Net realized and unrealized gain (loss)	1.54	1.02	0.45	(2.76)	2.08 [2]	0.66 [2]

Net increase (decrease) from investment operations	1.68	1.31	0.72	(2.43)	2.41	0.97

Dividends and distributions from:
Net investment income	(0.18)	(0.28)	(0.21)	(0.38)	(0.24)	(0.30)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.18)	(0.28)	(0.40)	(1.68)	(0.87)	(0.95)

Net asset value, end of period	$15.81	$14.31	$13.28	$12.96	$17.07	$15.53

Total Investment Return[3]
Based on net asset value	11.79%[4]	9.99%	6.15%[5]	(15.81)%	16.04%[6]	6.53%[6]

Ratios to Average Net Assets
Total expenses	0.92%[7]	0.95%	0.95%	0.94%	0.93%	0.91%

Total expenses excluding recoupment of past waived fees	0.92%[7]	0.95%	0.95%	0.94%	0.93%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[7]	0.91%	0.88%	0.89%	0.86%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%[7]	0.89%	0.88%	0.85%	0.86%	0.83%

Net investment income	1.89%[7]	2.09%	2.43%	2.20%	2.03%	2.04%

Supplemental Data
Net assets, end of period (000)	$45,183	$39,083	$29,127	$23,083	$34,720	$32,545

Portfolio turnover	253%[8]	400%[9]	354%[10]	391%[11]	93%	136%

1	Based on average shares outstanding.
2	Includes redemption fees, which are less than $0.01 per share.
3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4	Aggregate total investment return.
5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.
6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
7	Annualized.
8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 137%.
9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
10	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
11	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	37

Financial Highlights (continued)

	Service Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of period	$14.27	$13.24	$12.93	$17.03	$15.51	$15.49

Net investment income[1]	0.12	0.25	0.24	0.30	0.29	0.27
Net realized and unrealized gain (loss)	1.54	1.03	0.44	(2.76)	2.08 [2]	0.65 [2]

Net increase (decrease) from investment operations	1.66	1.28	0.68	(2.46)	2.37	0.92

Dividends and distributions from:
Net investment income	(0.16)	(0.25)	(0.18)	(0.34)	(0.22)	(0.25)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.16)	(0.25)	(0.37)	(1.64)	(0.85)	(0.90)

Net asset value, end of period	$15.77	$14.27	$13.24	$12.93	$17.03	$15.51

Total Investment Return[3]
Based on net asset value	11.68%[4]	9.74%	5.83%[5]	(16.00)%	15.74%[6]	6.24%[6]

Ratios to Average Net Assets
Total expenses	1.24%[7]	1.27%	1.18%	1.11%	1.31%	1.17%

Total expenses excluding recoupment of past waived fees	1.24%[7]	1.27%	1.15%	1.11%	1.31%	1.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.19%[7]	1.19%	1.14%	1.11%	1.10%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%[7]	1.17%	1.14%	1.07%	1.10%	1.11%

Net investment income	1.61%[7]	1.80%	2.17%	1.96%	1.80%	1.76%

Supplemental Data
Net assets, end of period (000)	$1,836	$1,652	$1,472	$1,552	$2,325	$2,201

Portfolio turnover	253%[8]	400%[9]	354%[10]	391%[11]	93%	136%

	Investor A Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.26	$13.23	$12.92	$17.01	$15.50	$15.48

Net investment income[1]	0.12	0.24	0.23	0.28	0.27	0.25
Net realized and unrealized gain (loss)	1.53	1.03	0.43	(2.75)	2.07 [2]	0.66 [2]

Net increase (decrease) from investment operations	1.65	1.27	0.66	(2.47)	2.34	0.91

Dividends and distributions from:
Net investment income	(0.15)	(0.24)	(0.16)	(0.32)	(0.20)	(0.24)
Net realized gain	–	–	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.15)	(0.24)	(0.35)	(1.62)	(0.83)	(0.89)

Net asset value, end of period	$15.76	$14.26	$13.23	$12.92	$17.01	$15.50

Total Investment Return[3]
Based on net asset value	11.67%[4]	9.70%	5.66%[12]	(16.05)%	15.58%[6]	6.12%[6]

Ratios to Average Net Assets
Total expenses	1.20%[7]	1.23%	1.27%	1.24%	1.21%	1.36%

Total expenses excluding recoupment of past waived fees	1.20%[7]	1.22%	1.27%	1.24%	1.21%	1.36%

Total expenses after fees waived, reimbursed and paid indirectly	1.19%[7]	1.22%	1.26%	1.24%	1.21%	1.23%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%[7]	1.20%	1.26%	1.20%	1.21%	1.23%

Net investment income	1.61%[7]	1.75%	2.04%	1.84%	1.68%	1.63%

Supplemental Data
Net assets, end of period (000)	$423,063	$385,511	$361,751	$390,051	$506,537	$482,284

Portfolio turnover	253%[8]	400%[9]	354%[10]	391%[11]	93%	136%

See Notes to Financial Statements.

38	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Financial Highlights (continued)

	Investor B Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.10	$13.08	$12.75	$16.83	$15.35	$15.34

Net investment income[1]	0.06	0.12	0.14	0.16	0.14	0.13
Net realized and unrealized gain (loss)	1.51	1.03	0.43	(2.75)	2.07 [2]	0.65 [2]

Net increase (decrease) from investment operations.	1.57	1.15	0.57	(2.59)	2.21	0.78

Dividends and distributions from:
Net investment income	(0.09)	(0.13)	(0.05)	(0.19)	(0.10)	(0.12)
Net realized gain	—	—	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.09)	(0.13)	(0.24)	(1.49)	(0.73)	(0.77)

Net asset value, end of period	$15.58	$14.10	$13.08	$12.75	$16.83	$15.35

Total Investment Return[3]
Based on net asset value	11.20%[4]	8.78%	4.93%[13]	(16.89)%	14.81%[6]	5.30%[6]

Ratios to Average Net Assets
Total expenses	2.02%[7]	2.04%	2.07%	2.02%	2.01%	2.03%

Total expenses excluding recoupment of past waived fees	2.02%[7]	2.02%	2.06%	2.02%	2.01%	2.03%

Total expenses after fees waived, reimbursed and paid indirectly	2.02%[7]	2.04%	2.04%	2.02%	2.01%	2.00%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.00%[7]	2.02%	2.04%	1.97%	2.01%	2.00%

Net investment income	0.79%[7]	0.91%	1.27%	1.06%	0.89%	0.86%

Supplemental Data
Net assets, end of period (000)	$45,379	$49,315	$69,934	$97,710	$152,820	$175,826

Portfolio turnover	253%[8]	400%[9]	354%[10]	391%[11]	93%	136%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 137%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.
[13]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	39

Financial Highlights (concluded)

	Investor C Shares
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.04	$13.04	$12.73	$16.78	$15.34	$15.33

Net investment income[1]	0.06	0.14	0.15	0.17	0.15	0.15
Net realized and unrealized gain (loss)	1.51	1.02	0.43	(2.71)	2.04 [2]	0.65 [2]

Net increase (decrease) from investment operations	1.57	1.16	0.58	(2.54)	2.19	0.80

Dividends and distributions from:
Net investment income	(0.10)	(0.16)	(0.08)	(0.21)	(0.12)	(0.14)
Net realized gain	—	—	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.10)	(0.16)	(0.27)	(1.51)	(0.75)	(0.79)

Net asset value, end of period	$15.51	$14.04	$13.04	$12.73	$16.78	$15.34

Total Investment Return[3]
Based on net asset value	11.24%[4]	8.86%	4.99%[5]	(16.66)%	14.68%[6]	5.42%[6]

Ratios to Average Net Assets
Total expenses	1.93%[7]	1.94%	1.98%	1.94%	1.95%	1.94%

Total expenses excluding recoupment of past waived fees	1.93%[7]	1.94%	1.97%	1.94%	1.95%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	1.93%[7]	1.94%	1.98%	1.94%	1.94%	1.91%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.91%[7]	1.92%	1.98%	1.90%	1.94%	1.91%

Net investment income	0.87%[7]	1.05%	1.32%	1.14%	0.96%	0.97%

Supplemental Data
Net assets, end of period (000)	$93,696	$84,367	$72,063	$69,584	$84,596	$80,286

Portfolio turnover	253%[8]	400%[9]	354%[10]	391%[11]	93%	136%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 137%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

40	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. As of March 31, 2011, the Trust had 25 series. These financial statements relate to one series of the Trust, BlackRock Asset Allocation Portfolio (the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	41

Notes to Financial Statements (continued)

market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

The Fund is not obligated for costs associated with the registration of restricted securities.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

42	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (continued)

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than its underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	43

Notes to Financial Statements (continued)

prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments, if any.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale.

The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury

44	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (continued)

roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividends on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	45

Notes to Financial Statements (continued)

and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or

46	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (continued)

received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	47

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2011
Asset Derivatives

	Statement of Assets and Liabilities Location	Value
	Net unrealized appreciation/depreciation*;
	Unrealized appreciation on swaps;
	Investment at value – unaffiliated**	$4,799,510
Interest rate contracts	Unrealized appreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	207,357
Credit contracts	Unrealized appreciation on swaps	24,162
Equity contracts	Net unrealized appreciation/depreciation*	280,160

Total		$5,311,189

Liability Derivatives
	Statement of Assets and Liabilities Location	Value
	Net unrealized appreciation/depreciation*;
	Unrealized depreciation on swaps; Options
Interest rate contracts	written at value	$5,463,645
Foreign currency	Unrealized depreciation on foreign
exchange contracts	currency exchange contracts	249,368
Credit contracts	Unrealized depreciation on swaps	104,095
Equity contracts	Net unrealized appreciation/depreciation*	583,161

Total		$6,400,269

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments in the Statement of Operations Six Months Ended March 31, 2011

Net Realized Gain (Loss) from
Interest rate contracts:
Financial futures contracts	$(838,993)
Swaps	(554,464)
Options***	126,517
Foreign currency exchange contracts:
Financial futures contracts	(528,950)
Foreign currency exchange contracts	191,390
Credit contracts:
Swaps	(1,026,920)
Options***	(6,546)
Equity contracts:
Financial futures contracts	3,288,446

Total	$650,480

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$125,835
Swaps	283,205
Options***	687,658
Foreign currency exchange contracts:
Financial futures contracts	838,304
Foreign currency exchange contracts	(309,300)
Credit contracts:
Swaps	594,798
Equity contracts:
Financial futures contracts	(1,025,775)

Total	$1,194,725

***	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	578
Average number of contracts sold	677
Average notional value of contracts purchased	$51,564,280
Average notional value of contracts sold	$101,040,694
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	33
Average number of contracts – US dollars sold	31
Average US dollar amounts purchased	$14,890,088
Average US dollar amounts sold	$11,486,551
Options:
Average number of option contracts purchased	7
Average number of option contracts written	5
Average notional value of option contracts purchased	$40,686,622
Average notional value of option contracts written	$47,561,596
Average number of swaption contracts purchased	41
Average number of swaption contracts written	62
Average notional value of swaption contracts purchased	$108,850,000
Average notional value of swaption contracts written	$126,031,066
Credit default swaps:
Average number of contracts – buy protection	9
Average number of contracts – sell protection	1
Average notional value – buy protection	$7,382,000
Average notional value – sell protection	$1,675,000
Interest rate swaps:
Average number of contracts – pays fixed rate	22
Average number of contracts – receives fixed rate	15
Average notional value – pays fixed rate	$47,150,000
Average notional value – receives fixed rate	$14,950,000
Total return swaps:
Average number of contracts	7
Average notional value	$6,410,000

48	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (continued)

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion – $2 Billion	0.500%
$2 Billion – $3 Billion	0.475%
Greater Than $3 Billion	0.450%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. These amounts are shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Class R1
0.89%	1.17%	1.37%	2.14%	2.14%	1.81%
[1]	There were no shares outstanding as of March 31, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations. For the six months ended March 31, 2011, the Manager waived $5,005.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On March 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30, 2012
2011		2013
$17,733	$14,357	$3,382

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $39,840.

For the six months ended March 31, 2011, affiliates received contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares of $5, $23,480 and $3,752 respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	49

Notes to Financial Statements (continued)

with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2011, the Fund paid $13,663 to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$244	$32	$14,739	$2,364	$2,007	$19,386

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class 0.025% of the first $500 million,

0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived – class specific in the Statement of Operations. For the six months ended March 31, 2011, the Fund paid $167,468 to affiliates in return for these services, which are included in administration and administration – class specific in the Statement of Operations.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending – affiliated in the Statement of Operations. For the six months ended March 31, 2011, BIM received $788 in securities lending agent fees related to securities lending activities for the Fund.

For the six months ended March 31, 2011, the following table shows the various types of class specific expenses borne directly by each class of the Fund and any associated waivers or reimbursements of those expenses:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$5,347	$216	$50,799	$5,986	$11,252	$73,600
Administration Fees Waived	$(2,946)	$(216)	–	–	–	$(3,162)
Service and Distribution Fees	–	$2,176	$507,214	$239,084	$450,641	$1,199,115
Transfer Agent Fees	$26,177	$1,621	$293,398	$50,939	$56,163	$428,298
Transfer Agent Fees Waived	$(7)	$(32)	–	–	–	$(39)
Transfer Agent Fees Reimbursed	$(12)	$(169)	–	–	–	$(181)

Affiliates earned $70,439 and $33,049, respectively, in administration and transfer agent fees which are included in administration – class specific and transfer agent – class specific fees in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2011, were $1,465,561,857 and $1,532,660,343, respectively.

Purchases and sales of US government securities for the six months ended March 31, 2011, were $461,635,740 and $457,856,418, respectively.

Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2011, were $883,987,614 and $884,256,184, respectively.

50	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Notes to Financial Statements (continued)

Transactions in options written for the six months ended March 31, 2011, were as follows:

	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$47,500	$2,199,469	–	$67,300	$2,481,326
Options written	1,899	37,500	1,830,289	883	49,315	1,762,829
Options expired	(198)	(4,700)	(100,099)	(2)	(19,015)	(160,767)
Options closed	(1,174)	(20,400)	(1,030,419)	(587)	(31,500)	(1,097,009)

Outstanding options, end of period	527	$59,900	$2,899,240	294	$66,100	$2,986,379

5. Borrowings:

For the six months ended March 31, 2011, the Fund’s daily average amount of outstanding transaction s considered as borrowings from reverse repurchase agreements and treasury rolls transactions was approximately $50,092,390 and the daily weighted average interest rate was 0.21%.

The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended March 31, 2011.

6. Capital Loss Carryforwards:

As of September 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,
2017	$12,397,822
2018	26,814,593

Total	$39,212,415

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

The Fund invested a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	51

Notes to Financial Statements (concluded)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Institutional
Shares sold	448,624	$6,805,266	1,090,919	$14,849,638
Shares issued in reinvestment of dividends	29,952	443,843	44,710	620,561

Total issued	478,576	7,249,109	1,135,629	15,470,199
Shares redeemed	(352,506)	(5,390,153)	(597,711)	(8,138,331)

Net increase	126,070	$1,858,956	537,918	$7,331,868

Service
Shares sold	14,768	$219,388	19,327	$269,966
Shares issued in reinvestment of dividends	1,046	15,474	1,817	25,100

Total issued	15,814	234,862	21,144	295,066
Shares redeemed	(15,138)	(223,268)	(16,539)	(225,699)

Net increase	676	$11,594	4,605	$69,367

Investor A
Shares sold and automatic conversion of shares	1,555,509	$23,624,873	3,589,288	$49,259,325
Shares issued in reinvestment of dividends	268,585	3,968,117	462,053	6,394,546

Total issued	1,824,094	27,592,990	4,051,341	55,653,871
Shares redeemed	(2,013,189)	(30,418,460)	(4,349,034)	(59,480,112)

Net decrease	(189,095)	$(2,825,470)	(297,693)	$(3,826,241)

Investor B
Shares sold	34,562	$518,136	58,429	$793,917
Shares issued in reinvestment of dividends	20,127	294,674	38,597	529,533

Total issued	54,689	812,810	97,026	1,323,450
Shares redeemed and automatic conversion of shares	(639,928)	(9,565,792)	(1,945,556)	(26,497,444)

Net decrease	(585,239)	$(8,752,982)	(1,848,530)	$(25,173,994)

Investor C
Shares sold	627,858	$9,356,897	1,550,589	$20,910,179
Shares issued in reinvestment of dividends	39,003	568,741	58,554	802,012

Total issued	666,861	9,925,638	1,609,143	21,712,191
Shares redeemed	(635,734)	(9,496,045)	(1,126,515)	(15,207,919)

Net increase	31,127	$429,593	482,628	$6,504,272

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

John Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Trust.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	53

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology
Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Municipal Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund	BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015 2035	Retirement 2040
Moderate Prepared Portfolio	2020 2040	2020 2045
Growth Prepared Portfolio	2020 2045	2025 2050
Aggressive Growth Prepared Portfolio	2030 2050	2030 2055
2035

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

56	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2011

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-3/11-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 3, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 3, 2011